UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-2368

Name of Registrant: Vanguard Fixed Income Securities Funds

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: January 31

Date of reporting period: February 1, 2009 – July 31, 2009

Item 1: Reports to Shareholders

Vanguard U.S. Government Bond Funds Semiannual Report

July 31, 2009

Vanguard Short-Term Treasury Fund

Vanguard Short-Term Federal Fund

Vanguard Intermediate-Term Treasury Fund

Vanguard GNMA Fund

Vanguard Long-Term Treasury Fund

>	For the six months ended July 31, 2009, the Vanguard U.S. Government Bond Funds posted returns for Investor Shares that ranged from –2.19% for the Long-Term Treasury Fund to 3.61% for the GNMA Fund.
>	Four of the funds exceeded the results for their benchmark indexes, and one was in line with its benchmark’s return.
>	Encouraged by signs of credit market stability and an improving economy, many investors ventured out from the safety of U.S. Treasuries to seek higher yields among corporate bonds.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisors’ Report	8
Results of Proxy Voting	13
Short-Term Treasury Fund	16
Short-Term Federal Fund	28
Intermediate-Term Treasury Fund	41
GNMA Fund	53
Long-Term Treasury Fund	66
About Your Fund’s Expenses	78
Trustees Approve Advisory Arrangements	80
Glossary	82

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended July 31, 2009
	Ticker	Total
	Symbol	Returns
Vanguard Short-Term Treasury Fund
Investor Shares	VFISX	0.90%
Admiral™ Shares[1]	VFIRX	0.95
Barclays Capital U.S. 1–5 Year Treasury Bond Index		0.00
Average Short Treasury Fund[2]		0.42

Vanguard Short-Term Federal Fund
Investor Shares	VSGBX	2.12%
Admiral Shares[1]	VSGDX	2.17
Barclays Capital U.S. 1–5 Year Government Bond Index		0.63
Average 1–5 Year Government Fund[2]		2.23

Vanguard Intermediate-Term Treasury Fund
Investor Shares	VFITX	–0.09%
Admiral Shares[1]	VFIUX	–0.02
Barclays Capital U.S. 5–10 Year Treasury Bond Index		–1.85
Average General Treasury Fund[2]		–1.21

Vanguard GNMA Fund
Investor Shares	VFIIX	3.61%
Admiral Shares[1]	VFIJX	3.66
Barclays Capital U.S. GNMA Bond Index		3.63
Average GNMA Fund[2]		4.91

Vanguard Long-Term Treasury Fund
Investor Shares	VUSTX	–2.19%
Admiral Shares[1]	VUSUX	–2.13
Barclays Capital U.S. Long Treasury Bond Index		–3.09
Average General Treasury Fund[2]		–1.21

1 A lower-cost of shares available to many longtime shareholders and to those with significant investments in the fund.

2 Derived from data provided by Lipper Inc.

1

President’s Letter

Dear Shareholder,

Market sentiment improved dramatically during the past six months as investors became encouraged by the restoration of some normalcy in the U.S. credit market and what appeared to be the early stages of economic recovery. Investors began to embrace the higher yields offered by corporate bonds, driving down prices for Treasury securities and creating headwinds for the U.S. Government Bond Funds.

In this environment, the funds produced half-year returns for Investor Shares that ranged from –2.19% for the Long-Term Treasury Fund to 3.61% for the GNMA Fund. Reversing last year’s rankings, investment-grade corporate bonds generally outperformed their Treasury and government counterparts across all maturities in the six months ended July 31.

The yield picture for government bonds was more complex. Short-term yields continued the general decline that began in late 2007. In contrast, intermediate- and long-term yields rose (and prices fell); the higher yields induced buyers into the government’s auction of record amounts of new Treasury securities. Bucking this trend, the yield of the GNMA Fund declined from 4.45% on January 31 to 3.94% on July 31, reflecting some stabilization in the housing market and a return to a more normal relationship with Treasuries. Please see the table on page 5 for fund yields and the components of returns.

2

Investors departed Treasuries for higher-yielding bonds

For the six months, the Barclays Capital U.S. Aggregate Bond Index, a broad measure of the investment-grade market, returned more than 4%. That return paled, however, next to the 30% return of lower-quality bonds, as measured by the Barclays Capital U.S. Corporate High Yield Bond Index. By spring, investors seemed to gain confidence and started shifting from U.S. Treasury bonds to corporate issues—particularly below-investment-grade bonds, which offered the highest yields. Municipal bonds also benefited from government support, with the broad tax-exempt market returning about 4% for the six months.

Efforts to combat the financial crisis have included a combination of aggressive monetary policy and large fiscal programs, most notably the nearly $800 billion American Recovery and Reinvestment Act. On the monetary side, the Fed has kept its target for short-term interest rates at an all-time low of 0% to 0.25%, a target it expects to maintain for “an extended period.” For the last several months, the Fed has been purchasing Treasury and mortgage-backed securities, an effort to keep longer-term interest rates and borrowing costs low. In recent months, however, Treasury yields have risen amid concerns about longer-term budget deficits.

Market Barometer
			Total Returns
		Periods Ended July 31, 2009
	Six Months	One Year	Five Years[1]
Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	4.47%	7.85%	5.14%
Barclays Capital Municipal Bond Index	4.38	5.11	4.21
Citigroup 3-Month Treasury Bill Index	0.09	0.65	3.00

Stocks
Russell 1000 Index (Large-caps)	22.26%	–20.17%	0.32%
Russell 2000 Index (Small-caps)	26.61	–20.72	1.52
Dow Jones U.S. Total Stock Market Index	23.23	–19.67	0.81
MSCI All Country World Index ex USA (International)	37.70	–20.90	7.57

CPI
Consumer Price Index	1.99%	–2.10%	2.60%

1 Annualized.

3

Stocks rose on signs that recovery is taking root

For the six months ended July 31, the broad U.S. stock market returned about 23%. The period began in gloom, with stocks declining in February and early March before staging a strong springtime rally. After pausing in June, the market surged nearly 8% in July as investors reacted to improvement in the housing market, an increase in manufacturing activity, rising corporate earnings, and cautiously optimistic comments from the Federal Reserve Board.

Global stock markets performed even better, advancing almost 38% for the period. Encouraging earnings reports and higher commodity prices lifted international stocks off their lows in early March. After three straight months of solid gains, the MSCI All Country World Index ex USA fell slightly in June before rallying again in July.

Although stock markets worldwide have been in recovery mode for five months and various economic signs point to the recession’s end, the health of global financial markets and economies remained fragile as the period ended. Unemployment, in particular, was still a major concern both in the United States and abroad.

Yield mattered more, safety mattered less

U.S. Treasury securities, the fixed income market’s star performers in 2008, took a back seat during the latest six months as aggressive efforts to stabilize the credit

Expense Ratios[1]
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer
Bond Fund	Shares	Shares	Group
Short-Term Treasury	0.22%	0.12%	0.49%
Short-Term Federal	0.22	0.12	0.91
Intermediate-Term Treasury	0.25	0.12	0.53
GNMA	0.23	0.13	0.99
Long-Term Treasury	0.25	0.12	0.53

1 The fund expense ratios shown are from the prospectus dated May 29, 2009, and represent estimated costs for the current fiscal year based on the funds’ net assets as of the prospectus date. For the six months ended July 31, 2009, the annualized expense ratios for the Short-Term Treasury Fund were 0.22% for Investor Shares and 0.12% for Admiral Shares. For the Short-Term Federal Fund, the expense ratios were 0.22% for Investor Shares and 0.12% for Admiral Shares. For the Intermediate-Term Treasury Fund, the expense ratios were 0.25% for Investor Shares and 0.12% for Admiral Shares. For the GNMA Fund, the expense ratios were 0.23% for Investor Shares and 0.13% for Admiral Shares. For the Long-Term Treasury Fund, the expense ratios were 0.25% for Investor Shares and 0.12% for Admiral Shares. Peer groups are: for the Short-Term Treasury Fund, the Average Short Treasury Fund; for the Short-Term Federal Fund, the Average 1–5 Year Government Fund; for the Intermediate-Term Treasury Fund, the Average General Treasury Fund; for the GNMA Fund, the Average GNMA Fund; and for the Long-Term Treasury Fund, the Average General Treasury Fund. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2008.

4

markets and jump-start the economy began to gain traction, reducing the perceived risk of corporate bonds. And some investors became willing to take on more risk in hope of returns higher than the near-zero rates on many money market funds. Toward the end of the period, however, there were some signs that investors’ risk appetite might be less hearty.

The changing yield environment affected the Vanguard U.S. Government Bond Funds in different ways. Among the three Treasury funds, Vanguard Short-Term Treasury Fund was the best performer with a return of 0.90% for the six months ended July 31. (All returns discussed here are for Investor Shares.) As short-term interest rates continued to fall, the prices of the fund’s holdings rose, making it the only one of the three Treasury funds to enjoy a positive capital return.

The Intermediate-Term Treasury Fund (with an average maturity of about 6 years) almost broke even. Interest income was just short of compensating for the portfolio’s capital decline as interest rates trended up, resulting in a six-month return of –0.09%.

The weakest performer was the Long-Term Treasury Fund (with an average maturity of more than 18 years). The fund returned –2.19%, as the prices of its holdings fell more than 4%. One factor fueling the interest rate rise (and the fund’s price decline) was the government’s issuance of record amounts of new

Yields and Returns
			Components of Total Returns
	30-Day SEC Yields on		Six Months Ended July 31, 2009
	January 31,	July 31,	Capital	Income	Total
Bond Fund (Investor Shares)	2009	2009	Return	Return	Return
Short-Term Treasury	1.51%	1.01%	0.12%	0.78%	0.90%
Short-Term Federal	2.04	1.65	0.79	1.33	2.12
Intermediate-Term Treasury	2.19	2.50	–1.64	1.55	–0.09
GNMA	4.45	3.94	1.42	2.19	3.61
Long-Term Treasury	3.33	3.95	–4.15	1.96	–2.19

5

Treasury bonds to fund the budget deficit as well as the stimulus and bank rescue programs. As these new securities were brought to market, investors demanded higher rates on their loans to the U.S. Treasury.

The rise in long-term rates also reflected some growing concern about the potential inflationary impact of government spending and of the Federal Reserve’s plans (announced in March) to buy up to $300 billion of long-term Treasury bonds—the first such purchases since 1960.

The returns of each of the Treasury funds topped those of their benchmark indexes. The advisor boosted the funds’ performance by holding modest amounts of Treasury Inflation-Protected Securities—which rallied on inflationary concerns—and by maintaining shorter-than-benchmark durations (a measure of maturity and interest-rate sensitivity) in the rising-rate environment.

Aided by a rally in government mortgage-backed and agency securities, the Short-Term Federal Fund returned 2.12%, well ahead of its benchmark index. And the GNMA Fund delivered the best results with a 3.61% return, in line with its benchmark index; the prices of these securities rose as last year’s elevated risk premium returned to more normal levels.

All five funds have benefited from the talents of their advisors—Vanguard Fixed Income Group, which oversees the three Treasury funds and the Short-Term Federal Fund, and Wellington Management Company, LLP, which manages the GNMA Fund—and their low costs. Low expenses are an important advantage in fixed income investing, where relatively small margins separate the better- and weaker-performing securities. Low expenses also mean that a portfolio manager doesn’t need to venture into riskier securities to produce competitive performance.

Diversification helps within and across asset classes

Investors battered by last year’s steep declines in virtually all asset classes—except for ultra-safe U.S. Treasury securities—have been quick to respond to encouraging news in 2009. The rally has been especially striking among lower-quality stocks and bonds, which were among the hardest-hit last year. However, as is often the case, contradictory signals abound in the marketplace. Even as investors began to seek the higher yields offered by riskier corporate bonds, more corporations were experiencing downgrades in their credit ratings, and more were defaulting on their bonds.

6

Trying to anticipate which way the bond market may turn next can be a futile endeavor, much like trying to time the ups and downs of the stock market. Vanguard encourages you to focus instead on the time-tested principles of balance and diversification in your investment portfolio. Just as diversification among asset classes is critical, diversification within asset classes is an important part of a well-constructed plan. This reality has been illustrated in bonds—which historically have been less volatile than some other asset classes—by the significant realignments in credit spreads and bond yields over the past 18 months.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

August 12, 2009

Your Fund’s Performance at a Glance
January 31, 2009–July 31, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
Bond Fund	Share Price	Share Price	Dividends	Gains
Short-Term Treasury
Investor Shares	$10.89	$10.81	$0.084	$0.093
Admiral Shares	10.89	10.81	0.089	0.093
Short-Term Federal
Investor Shares	$10.81	$10.89	$0.143	$0.005
Admiral Shares	10.81	10.89	0.149	0.005
Intermediate-Term Treasury
Investor Shares	$11.78	$11.48	$0.182	$0.111
Admiral Shares	11.78	11.48	0.189	0.111
GNMA
Investor Shares	$10.53	$10.68	$0.228	$0.000
Admiral Shares	10.53	10.68	0.233	0.000
Long-Term Treasury
Investor Shares	$12.21	$11.34	$0.236	$0.388
Admiral Shares	12.21	11.34	0.243	0.388

7

Advisors’ Report

For the Short-, Intermediate-, and Long-Term Treasury Funds and the Short-Term Federal Fund

For the six months ended July 31, returns for Investor Shares of the Government Bond Funds managed by Vanguard’s Fixed Income Group ranged from –2.19% for the Long-Term Treasury Fund to 2.12% for the Short-Term Federal Fund. All of the funds outperformed their benchmark indexes. Compared with the average returns for their respective peer groups, the Short-and Intermediate-Term Treasury Funds outperformed, the Short-Term Federal Fund was in line, and the Long-Term Treasury Fund lagged.

The investment environment

The six months ended July 31 were much less eventful than calendar year 2008. Last year was an exceptionally strong one for Treasury securities, as anxious investors turned to them for refuge from the markets’ turmoil. These highly favorable conditions dissipated as government efforts to stabilize credit markets and the economy proved broadly successful.

This reversal has been painful for Treasury investors, especially at the long end of the yield curve. The prospect of improving economic and credit-market conditions, combined with the government’s need to fund its rescue efforts, has been a potent formula for rising interest rates and falling Treasury bond prices.

Yields of U.S. Treasury Bonds
	January 31,	July 31,
Maturity	2009	2009
2 years	0.95%	1.12%
3 years	1.34	1.60
5 years	1.87	2.54
10 years	2.84	3.50
30 years	3.60	4.31

Source: Vanguard.

8

The market anticipates that, to pay for the government’s stimulus and bailout programs, the Treasury will issue more than $2 trillion in new securities during calendar year 2009, roughly 15 times the amount issued in 2007. To accommodate so much volume, the Treasury has increased the frequency of its security auctions and reintroduced the 7-year Treasury note. Increasing volatility in corporate tax receipts and additional outlays related to fiscal stimulus efforts could create additional need for near-term financing.

The Treasury yield curve continued to steepen from January through July, reflecting both the market’s optimism about a recovery and its expectation that elevated interest rates will follow at some point. Two-year Treasury yields remained fairly anchored, rising only 0.17 percentage point. However, yields for the 5-, 10-, and 30-year maturities increased in the range of about 0.65 to 0.70 percentage points, approaching the levels of January 2008.

The steepening trend is quite similar to what we experienced in 2003, when the Federal Reserve Board, then headed by Alan Greenspan, lowered the federal funds rate target to 1.00% and held it there for about a year. We expect the yield curve to remain steep, as it did in 2003, and do not foresee any sustained flattening until the Fed begins raising rates once again.

Foreign demand has been important in supporting low Treasury yields. Recent reports have highlighted a growing interest among foreign institutions in replacing some of their U.S. Treasury holdings with other types of assets. These reports have raised concern among investors, but foreign central banks have remained significant and steady buyers. We believe these banks will avoid any near-term actions that might disrupt financial markets and their own substantial positions in Treasury securities.

In the United States, the household savings rate has been climbing, leading to increased demand for Treasury securities. Demand has also been boosted by banks with excess cash on their balance sheets that have been adding Treasuries to their portfolios.

Another buyer has been the Fed: In March, the U.S. central bank announced plans to purchase $300 billion in Treasury securities over the following six-month period, without clarifying its intent. We were left wondering whether this signaled an attempt to manage Treasury yields, as the Fed tried to do between 1961 and 1965, or, alternatively, whether the Fed was just balancing its previously announced agency and mortgage purchase program with Treasury securities.

Treasuries rallied on the news, but the impact was only temporary. Investors recognized that the Fed’s $300 billion in Treasury purchases would quickly be

9

overwhelmed by the Treasury’s planned issuance of roughly $2 trillion in new securities. In the absence of any hint that the Fed would expand its purchase program, yields drifted steadily higher. Within just six weeks, the positive impact of the Fed’s announcement disappeared and yields rose above their pre-announcement highs.

The management of the funds

The funds benefited from positions that we established during 2008 to take advantage of opportunities created when investors oversold Treasury Inflation-Protected Securities (TIPS), government agency securities, and government mortgage-backed securities (MBS).

TIPS, held in all three Treasury funds, were strong performers in the six months ended July 31, owing to investors’ renewed interest in hedging against potential inflation. We took some profits in our TIPS positions during the rally, and reinvested these in nominal Treasury notes and bonds.

Our holdings of agency securities and MBS, purchased when their yield spreads versus Treasuries widened last year, also benefited when the Fed bought more of these assets for its own portfolio. Although small in comparison with Treasury exposure, the holdings in MBS and agency securities significantly contributed to the portfolios’ performance. We have since largely replaced them with nominal Treasury securities.

We periodically deployed similar strategies using Treasuries to take advantage of relative yield spreads between securities of different maturities. A notable example is the positions in high-coupon Treasuries that we added to the Intermediate-Term Treasury Fund in the fourth calendar quarter of 2008. These bonds had significantly underperformed lower-coupon securities, but their higher yields made them an early favorite of the Federal Reserve’s new Treasury purchase program. The Fed’s investment activity since March has been significant enough to bring these high-coupon securities back in line with their low-coupon counterparts, prompting us to lock in our returns by selling them and redeploying the proceeds across other maturities.

In contrast to the three Treasury bond funds, which must invest at least 80% of their assets in Treasury securities, the Short-Term Federal Fund has broader options. We often invest most of its assets in short-term bonds issued by U.S. government agencies and government-sponsored enterprises. Given the government’s intention to support the markets for those securities—the Fed began buying them in January 2009—we overweighted the fund’s holdings in agency and MBS bonds.

This strategy proved rewarding. Liquidity was restored to the markets, and the level of perceived risk associated with agency securities and MBS fell significantly, boosting their prices. In addition, over the six months we took advantage of

10

risk-neutral opportunities to enhance the Short-Term Federal Fund’s return by selecting securities that appeared to be mispriced in the market—for example, new issues offered at yields higher than those on comparable existing bonds.

David R. Glocke, Principal

Ronald M. Reardon, Principal

Vanguard Fixed Income Group

August 18, 2009

For the GNMA Fund

For the six months ended July 31, Vanguard GNMA Fund returned 3.61% for Investor Shares and 3.66% for Admiral Shares, in line with its benchmark index but below the average return of competing funds.

The investment environment

Almost everything we wrote six months ago about the dire investment environment, one filled with paranoia, can be totally reversed. As we write this letter, a liquidity-induced risk rally has been broadly underway. To best highlight this dramatic shift, let’s look at U.S. Treasuries and high-yield bonds, which sit at opposite ends of the risk spectrum. Keep in mind that GNMAs would fall somewhere in between, but much closer to Treasuries in terms of creditworthiness and yield.

For the six months through July, high-yield corporate bonds returned more than 30%, but the Treasury sector returned –1% (as reflected by the Barclays Capital U.S. Treasury Index). This was a sharp contrast to the previous six months, when high-yield bonds returned about –20% and Treasuries climbed more than 7%. Oddly enough, for the full year encompassing both periods, their respective returns weren’t far apart, as high-yield corporate bonds returned not quite 5% and Treasuries a bit more than 6%.

While GNMAs weren’t near the extremes in either half-year period (for example, GNMAs returned between 3% and 4% in the past six months), for the 12 months through July 31 they returned more than 9%. That looks very good relative to the other alternatives, but it should not be viewed as an indication of future performance, given that the GNMA sector yields just over 4% at this point.

The fund maintains its focus on delivering a competitive income and return by investing in GNMAs—we’re certainly not investing in high-yield bonds. But without discussing these other two sectors, we felt we couldn’t convey the kind of roller-coaster volatility the bond market has witnessed.

11

The fund’s successes

The fund has continued to produce an attractive return compared with short-term alternatives. The quantitatively based process we use to identify the best GNMA pass-through pools to own has helped steer us around several problematic corners of the market and has added consistent value over time.

The fund’s shortfalls

Over the long term, the fund has benefited from our focus on GNMA pass-through securities. But, over the last six months, a bond investor would have been well rewarded by simply moving down in credit quality. In fact, residential and commercial mortgage securities not backed by U.S. government guarantees were among the best performers.

The fund’s positioning

GNMA prices have generally risen over the last six months, even as Treasury bond prices have fallen. The Federal Reserve’s buying program has been very successful at stabilizing the mortgage market and removing the generous liquidity-risk premium that existed last year. This has been a positive development for mortgage investors, but it also means that the incremental income we can expect to earn for prepayment risk has decreased.

Today, GNMAs’ yield advantage over Treasuries is just below 1.5 percentage points, the long-term average spread of those securities. So we have a very interesting set of choices to make as we consider how to best protect principal should rates rise materially—while at the same time limiting prepayment risk, a risk with a limited reward from here on out.

Of course, the overall rate environment remains vitally important. Much will be driven by how the Federal Reserve pursues its policy of “quantitative easing.” Having brought interest rates on cash investments almost to zero, policymakers have seen the behavioral reaction they had hoped to see—investors have been putting their cash into riskier, higher-yielding fixed income assets and even into equities.

However, since the Treasury market no longer benefits from fearful investors, Treasury yields have moved higher, reflecting a greater chance that the Fed will need to start tightening credit soon. We have been maneuvering the fund’s duration between neutral and modestly defensive stances, and will be attentive to signs that a more defensive stance is appropriate, even as we continue to seek the best avenues for capturing the 4%–5% yields available in the GNMA market.

Thomas L. Pappas, CFA

Senior Vice President and Fixed Income Portfolio Manager

Wellington Management Company, LLP

August 18, 2009

12

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for each fund.*

The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

Short-Term Treasury Fund, Short-Term Federal Fund, Intermediate-Term Treasury Fund, GNMA Fund, Long-Term Treasury Fund

			Percentage
Trustee	For	Withheld	For
John J. Brennan	7,537,603,595	159,995,552	97.9%
Charles D. Ellis	7,468,323,919	229,275,228	97.0%
Emerson U. Fullwood	7,503,727,508	193,871,639	97.5%
Rajiv L. Gupta	7,525,623,343	171,975,803	97.8%
Amy Gutmann	7,522,220,048	175,379,099	97.7%
JoAnn Heffernan Heisen	7,527,845,268	169,753,879	97.8%
F. William McNabb III	7,538,221,054	159,378,093	97.9%
André F. Perold	7,498,307,575	199,291,572	97.4%
Alfred M. Rankin, Jr.	7,530,683,394	166,915,753	97.8%
Peter F. Volanakis	7,537,565,751	160,033,396	97.9%
* Results are for all funds within the same trust.

Proposal 2—Update and standardize the funds’ fundamental policies regarding:

(a) Purchasing and selling real estate.

(b) Issuing senior securities.

(c) Borrowing money.

(d) Making loans.

(e) Purchasing and selling commodities.

(f) Concentrating investments in a particular industry or group of industries.

(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Short-Term Treasury Fund
2a	340,676,326	9,792,696	16,654,653	50,886,391	81.5%
2b	329,883,128	9,705,453	27,535,095	50,886,390	78.9%
2c	326,819,461	10,288,324	30,015,889	50,886,392	78.2%
2d	339,314,446	10,413,979	17,395,248	50,886,393	81.2%
2e	326,491,544	10,420,498	30,211,633	50,886,392	78.1%
2f	340,050,734	10,433,315	16,639,623	50,886,393	81.3%
2g	330,794,104	21,789,245	14,540,330	50,886,388	79.1%

13

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Short-Term Federal Fund
2a	221,810,169	7,016,806	5,534,723	35,060,901	82.3%
2b	221,198,924	7,270,264	5,892,511	35,060,900	82.1%
2c	218,903,718	7,416,652	8,041,323	35,060,905	81.2%
2d	220,344,989	7,191,677	6,825,027	35,060,906	81.8%
2e	219,541,307	7,382,572	7,437,816	35,060,904	81.5%
2f	220,980,639	7,418,159	5,962,898	35,060,903	82.0%
2g	221,078,662	7,894,633	5,388,400	35,060,904	82.1%

Intermediate-Term Treasury Fund
2a	339,019,238	7,475,703	18,288,166	44,836,304	82.8%
2b	340,282,849	8,168,326	16,331,934	44,836,303	83.1%
2c	335,561,933	8,130,869	21,090,308	44,836,302	81.9%
2d	335,199,068	8,228,259	21,355,781	44,836,303	81.8%
2e	336,169,568	7,800,727	20,812,818	44,836,298	82.1%
2f	338,164,774	8,042,274	18,576,060	44,836,304	82.6%
2g	342,108,220	7,826,701	14,848,193	44,836,297	83.5%

GNMA Fund
2a	1,787,337,612	44,307,753	80,282,094	228,883,080	83.5%
2b	1,779,739,273	50,228,338	81,959,850	228,883,077	83.1%
2c	1,753,746,989	49,969,200	108,211,271	228,883,078	81.9%
2d	1,758,185,968	51,282,954	102,458,538	228,883,078	82.1%
2e	1,748,928,027	49,778,222	113,221,208	228,883,081	81.7%
2f	1,772,902,554	49,810,838	89,214,065	228,883,081	82.8%
2g	1,797,746,391	48,018,093	66,162,975	228,883,079	84.0%

Long-Term Treasury Fund
2a	146,811,347	4,632,726	8,688,336	12,040,794	85.3%
2b	144,200,905	5,240,277	10,691,223	12,040,798	83.8%
2c	133,052,018	4,987,063	22,093,326	12,040,796	77.3%
2d	141,589,271	5,131,627	13,411,508	12,040,797	82.2%
2e	141,142,062	5,000,322	13,990,023	12,040,796	82.0%
2f	143,376,501	5,182,280	11,573,625	12,040,797	83.3%
2g	144,806,461	5,187,343	10,138,604	12,040,795	84.1%

14

Fund shareholders did not approve this proposal:

Proposal 3—Institute procedures to prevent holding investments in companies that, in the judgment of the board, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.

The trustees recommended a vote against the proposal because it called for procedures that duplicate existing practices and procedures of the Vanguard funds.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Short-Term Treasury Fund	42,334,278	16,766,731	305,160,735	53,748,321	10.1%

15

Short-Term Treasury Fund

Fund Profile

As of July 31, 2009

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	34	80	8,820
Yield[3]		1.5%	3.9%
Investor Shares	1.0%
Admiral Shares	1.1%
Yield to Maturity	1.2%[4]	1.5%	3.9%
Average Coupon	1.8%	2.7%	4.9%
Average Effective
Maturity	2.4 years	2.8 years	6.8 years
Average Quality[5]	Aaa	Aaa	Aa1
Average Duration	2.0 years	2.7 years	4.3 years
Expense Ratio[6]		—	—
Investor Shares	0.22%
Admiral Shares	0.12%
Short-Term Reserves	0.6%	—	—

Volatility Measures[7]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.88	0.33
Beta	0.76	0.31

Sector Diversification[8] (% of portfolio)

Treasury/Agency	99.4%
Short-Term Reserves	0.6

Distribution by Maturity (% of portfolio)

Under 1 Year	2.4%
1–3 Years	83.0
3–5 Years	12.8
Over 5 Years	1.8

Distribution by Credit Quality[5] (% of portfolio)

Aaa	100.0%

Investment Focus

1 Barclays Capital U.S. 1–5 Year Treasury Bond Index.

2 Barclays Capital U.S. Aggregate Bond Index.

3 30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible dates.

4 Before expenses.

5 Moody’s Investors Service.

6 The expense ratios shown are from the prospectus dated May 29, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended July 31, 2009, the annualized expense ratios were 0.22% for Investor Shares and 0.12% for Admiral Shares.

7 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

8 The agency securities may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

16

Short-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 1999–July 31, 2009

	Investor Shares			Barclays[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
2000	–4.0%	5.2%	1.2%	1.3%
2001	4.1	6.3	10.4	10.5
2002	1.9	5.0	6.9	7.4
2003	3.4	4.0	7.4	7.2
2004	0.2	2.5	2.7	2.6
2005	–1.8	2.7	0.9	1.0
2006	–1.3	3.2	1.9	1.5
2007	–0.5	4.3	3.8	3.8
2008	5.3	4.5	9.8	10.3
2009	1.8	2.7	4.5	5.8
2010[2]	0.1	0.8	0.9	0.0

Average Annual Total Returns: Periods Ended June 30, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares[3]	10/28/1991	4.99%	4.35%	1.09%	3.90%	4.99%
Admiral Shares	2/13/2001	5.10	4.48	1.06[4]	3.64[4]	4.70[4]

1 Barclays Capital U.S. 1–5 Year Treasury Bond Index.

2 Six months ended July 31, 2009.

3 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

4 Return since inception.

Note: See Financial Highlights tables for dividend and capital gains information.

17

Short-Term Treasury Fund

Financial Statements (unaudited)

Statement of Net Assets

As of July 31, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.3%)
U.S. Government Securities (97.3%)
	U.S. Treasury Inflation-Indexed Note	0.875%	4/15/10	20,000	22,637
	U.S. Treasury Inflation-Indexed Note	2.375%	4/15/11	179,450	198,873
	U.S. Treasury Inflation-Indexed Note	3.375%	1/15/12	10,000	12,757
	U.S. Treasury Inflation-Indexed Note	3.000%	7/15/12	146,100	183,384
	U.S. Treasury Inflation-Indexed Note	2.000%	1/15/14	30,000	35,400
	U.S. Treasury Note	1.500%	10/31/10	35,000	35,356
	U.S. Treasury Note	1.250%	11/30/10	899,000	905,185
	U.S. Treasury Note	0.875%	12/31/10	260,000	260,283
	U.S. Treasury Note	0.875%	4/30/11	250,000	249,570
	U.S. Treasury Note	0.875%	5/31/11	300,000	299,250
	U.S. Treasury Note	1.000%	7/31/11	550,000	548,713
	U.S. Treasury Note	4.500%	9/30/11	100,000	106,984
	U.S. Treasury Note	4.625%	10/31/11	20,000	21,497
1	U.S. Treasury Note	1.750%	11/15/11	705,000	712,494
	U.S. Treasury Note	4.500%	11/30/11	192,000	206,129
	U.S. Treasury Note	1.125%	12/15/11	346,300	344,731
	U.S. Treasury Note	4.625%	12/31/11	121,500	131,011
	U.S. Treasury Note	1.125%	1/15/12	580,000	576,740
	U.S. Treasury Note	1.875%	6/15/12	612,000	617,453
	U.S. Treasury Note	3.125%	9/30/13	115,000	119,421
	U.S. Treasury Note	2.000%	11/30/13	338,500	335,061
	U.S. Treasury Note	1.500%	12/31/13	98,000	94,831
	U.S. Treasury Note	1.750%	1/31/14	150,000	146,391
	U.S. Treasury Note	1.875%	2/28/14	12,000	11,743
	U.S. Treasury Note	1.875%	4/30/14	100,000	97,484
	U.S. Treasury Note	2.625%	7/31/14	120,000	120,619
					6,393,997
Agency Bonds and Notes (2.0%)
2	Overseas Private Investment Corp.
	(U.S. Government Guaranteed)	7.450%	12/15/10	4,091	4,306
	Private Export Funding Corp.	6.670%	9/15/09	17,000	17,123
	Private Export Funding Corp.	7.200%	1/15/10	7,100	7,318
	Private Export Funding Corp.	7.250%	6/15/10	64,080	67,795
	Private Export Funding Corp.	6.070%	4/30/11	29,000	31,423
					127,965

18

Short-Term Treasury Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Conventional Mortgage-Backed Securities (0.0%)
2,3	Federal Home Loan Mortgage Corp.	5.500%	4/1/16–5/1/16	564	592
2,3	Federal Home Loan Mortgage Corp.	7.000%	9/1/15–1/1/16	373	397
2,3	Federal National Mortgage Assn.	7.000%	11/1/15–3/1/16	1,173	1,246
					2,235
Total U.S. Government and Agency Obligations (Cost $6,471,984)					6,524,197
Temporary Cash Investment (0.8%)
Repurchase Agreement (0.8%)
	Barclays Capital Inc. (Dated 7/31/09,
	Repurchase Value $55,053,000,
	collateralized by U.S. Treasury Note,
	4.625%, 2/15/17) (Cost $55,052)	0.200%	8/3/09	55,052	55,052
Total Investments (100.1%) (Cost $6,527,036)					6,579,249
Other Assets and Liabilities (–0.1%)
Other Assets					562,661
Liabilities					(571,436)
					(8,775)
Net Assets (100%)					6,570,474

At July 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	6,456,389
Overdistributed Net Investment Income	(127)
Accumulated Net Realized Gains	69,206
Unrealized Appreciation (Depreciation)
Investment Securities	52,213
Futures Contracts	(7,207)
Net Assets	6,570,474

Investor Shares—Net Assets
Applicable to 239,767,791 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,591,515
Net Asset Value Per Share—Investor Shares	$10.81

Admiral Shares—Net Assets
Applicable to 368,134,350 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,978,959
Net Asset Value Per Share—Admiral Shares	$10.81

•	See Note A in Notes to Financial Statements.

1 Securities with a value of $5,862,000 have been segregated as initial margin for open futures contracts.

2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

3 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Short-Term Treasury Fund

Statement of Operations

Six Months Ended
July 31, 2009
($000)
Investment Income
Income
Interest	62,603
Total Income	62,603
Expenses
The Vanguard Group—Note B
Investment Advisory Services	434
Management and Administrative—Investor Shares	2,182
Management and Administrative—Admiral Shares	1,460
Marketing and Distribution—Investor Shares	452
Marketing and Distribution—Admiral Shares	592
Custodian Fees	45
Auditing Fees	1
Shareholders’ Reports and Proxies—Investor Shares	156
Shareholders’ Reports and Proxies—Admiral Shares	22
Trustees’ Fees and Expenses	7
Total Expenses	5,351
Net Investment Income	57,252
Realized Net Gain (Loss)
Investment Securities Sold	97,577
Futures Contracts	9,197
Realized Net Gain (Loss)	106,774
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(95,276)
Futures Contracts	(7,038)
Change in Unrealized Appreciation (Depreciation)	(102,314)
Net Increase (Decrease) in Net Assets Resulting from Operations	61,712

See accompanying Notes, which are an integral part of the Financial Statements.

20

Short-Term Treasury Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2009	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	57,252	118,030
Realized Net Gain (Loss)	106,774	113,619
Change in Unrealized Appreciation (Depreciation)	(102,314)	23,782
Net Increase (Decrease) in Net Assets Resulting from Operations	61,712	255,431
Distributions
Net Investment Income
Investor Shares	(21,287)	(55,616)
Admiral Shares	(32,698)	(82,373)
Realized Capital Gain[1]
Investor Shares	(24,217)	(25,413)
Admiral Shares	(34,336)	(36,105)
Total Distributions	(112,538)	(199,507)
Capital Share Transactions
Investor Shares	(199,532)	1,079,999
Admiral Shares	64,104	1,246,552
Net Increase (Decrease) from Capital Share Transactions	(135,428)	2,326,551
Total Increase (Decrease)	(186,254)	2,382,475
Net Assets
Beginning of Period	6,756,728	4,374,253
End of Period[2]	6,570,474	6,756,728

1 Includes fiscal 2010 and 2009 short-term gain distributions totaling $49,109,000 and $41,671,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($127,000) and ($19,959,000).

See accompanying Notes, which are an integral part of the Financial Statements.

21

Short-Term Treasury Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2009	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.89	$10.80	$10.26	$10.31	$10.45	$10.64
Investment Operations
Net Investment Income	.089	.251	.444	.436	.331	.279
Net Realized and Unrealized Gain (Loss)
on Investments	.008	.225	.540	(.050)	(.140)	(.190)
Total from Investment Operations	.097	.476	.984	.386	.191	.089
Distributions
Dividends from Net Investment Income	(.084)	(.283)	(.444)	(.436)	(.331)	(.279)
Distributions from Realized Capital Gains	(.093)	(.103)	—	—	—	—
Total Distributions	(.177)	(.386)	(.444)	(.436)	(.331)	(.279)
Net Asset Value, End of Period	$10.81	$10.89	$10.80	$10.26	$10.31	$10.45

Total Return[1]	0.90%	4.49%	9.84%	3.82%	1.86%	0.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,592	$2,812	$1,707	$1,328	$1,369	$1,854
Ratio of Total Expenses to
Average Net Assets	0.22%[2]	0.21%	0.22%	0.26%	0.26%	0.24%
Ratio of Net Investment Income to
Average Net Assets	1.64%[2]	2.15%	4.26%	4.24%	3.19%	2.65%
Portfolio Turnover Rate	180%[2]	156%	120%	114%	93%	108%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Short-Term Treasury Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2009	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.89	$10.80	$10.26	$10.31	$10.45	$10.64
Investment Operations
Net Investment Income	.094	.262	.457	.452	.348	.292
Net Realized and Unrealized Gain (Loss)
on Investments	.008	.225	.540	(.050)	(.140)	(.190)
Total from Investment Operations	.102	.487	.997	.402	.208	.102
Distributions
Dividends from Net Investment Income	(.089)	(.294)	(.457)	(.452)	(.348)	(.292)
Distributions from Realized Capital Gains	(.093)	(.103)	—	—	—	—
Total Distributions	(.182)	(.397)	(.457)	(.452)	(.348)	(.292)
Net Asset Value, End of Period	$10.81	$10.89	$10.80	$10.26	$10.31	$10.45

Total Return	0.95%	4.60%	9.98%	3.98%	2.02%	0.97%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,979	$3,945	$2,667	$2,179	$1,964	$1,605
Ratio of Total Expenses to
Average Net Assets	0.12%[1]	0.11%	0.10%	0.10%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.74%[1]	2.25%	4.38%	4.40%	3.35%	2.77%
Portfolio Turnover Rate	180%[1]	156%	120%	114%	93%	108%

1 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Short-Term Treasury Fund

Notes to Financial Statements

Vanguard Short-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended January 31, 2006–2009) and for the period ended July 31, 2009, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

24

Short-Term Treasury Fund

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2009, the fund had contributed capital of $1,525,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.61% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of July 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	6,524,197	—
Temporary Cash Investments	—	55,052	—
Futures Contracts—Liabilities[1]	(2,331)	—	—
Total	(2,331)	6,579,249	—
1 Represents variation margin on the last day of the reporting period.

25

Short-Term Treasury Fund

D. At July 31, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
2-Year U.S. Treasury Note	September 2009	(2,705)	585,844	(4,329)
5-Year U.S. Treasury Note	September 2009	(1,937)	223,496	(2,878)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

Certain of the fund’s U.S. Treasury Inflation-Indexed Notes experienced deflation adjustments that reduced interest income for financial statement purposes by an amount greater than the reduction of taxable income; the additional income reduction will be deferred for tax purposes until it is used to offset future inflation adjustments that increase taxable income. The difference becomes permanent if the securities are sold. Through January 31, 2009, the fund had included $19,959,000 of these deferred deflation adjustments in income dividends paid to shareholders. During the six months ended July 31, 2009, the fund realized gains of $16,565,000 that were included in ordinary income for tax purposes as a result of deferred deflation adjustments; accordingly such gains have been reclassified from accumulated net realized gains to overdistributed net investment income. During the six months ended July 31, 2009, $3,267,000 of previously deferred deflation adjustments were used to offset inflation adjustments. At July 31, 2009, the fund had $127,000 of deferred deflation adjustments reflected in overdistributed net investment income and as a reduction of the amount of tax-basis unrealized appreciation of investment securities.

The fund had realized losses totaling $21,002,000 through January 31, 2009, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

26

Short-Term Treasury Fund

At July 31, 2009, the cost of investment securities for tax purposes was $6,548,165,000. Net unrealized appreciation of investment securities for tax purposes was $31,084,000, consisting of unrealized gains of $43,978,000 on securities that had risen in value since their purchase and $12,894,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2009, the fund purchased $5,952,877,000 of investment securities and sold $6,138,046,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	July 31, 2009		January 31, 2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	650,372	60,005	2,347,445	217,232
Issued in Lieu of Cash Distributions	42,697	3,942	74,925	6,918
Redeemed	(892,601)	(82,351)	(1,342,371)	(124,023)
Net Increase (Decrease)—Investor Shares	(199,532)	(18,404)	1,079,999	100,127
Admiral Shares
Issued	1,007,189	92,902	2,655,680	245,419
Issued in Lieu of Cash Distributions	60,858	5,618	104,776	9,673
Redeemed	(1,003,943)	(92,621)	(1,513,904)	(139,757)
Net Increase (Decrease)—Admiral Shares	64,104	5,899	1,246,552	115,335

H. In preparing the financial statements as of July 31, 2009, management considered the impact of subsequent events occurring through September 10, 2009, for potential recognition or disclosure in these financial statements.

27

Short-Term Federal Fund

Fund Profile

As of July 31, 2009

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	53	654	8,820
Yield[3]		1.6%	3.9%
Investor Shares	1.7%
Admiral Shares	1.8%
Yield to Maturity	1.7%[4]	1.6%	3.9%
Average Coupon	2.7%	2.9%	4.9%
Average Effective
Maturity	2.1 years	2.7 years	6.8 years
Average Quality[5]	Aaa	Aaa	Aa1
Average Duration	2.0 years	2.5 years	4.3 years
Expense Ratio[6]		—	—
Investor Shares	0.22%
Admiral Shares	0.12%
Short-Term Reserves	11.7%	—	—

Volatility Measures[7]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.79	0.68
Beta	0.79	0.44

Sector Diversification[8] (% of portfolio)

Government Mortgage-Backed	12.0%
Treasury/Agency	76.3
Short-Term Reserves	11.7

Distribution by Maturity (% of portfolio)

Under 1 Year	26.3%
1–3 Years	48.1
3–5 Years	25.6

Distribution by Credit Quality[5] (% of portfolio)

Aaa	100.0%

Investment Focus

1 Barclays Capital U.S. 1–5 Year Government Bond Index.

2 Barclays Capital U.S. Aggregate Bond Index.

3 30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible dates.

4 Before expenses.

5 Moody’s Investors Service.

6 The expense ratios shown are from the prospectus dated May 29, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended July 31, 2009, the annualized expense ratios were 0.22% for Investor Shares and 0.12% for Admiral Shares.

7 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

8 The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

28

Short-Term Federal Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 1999–July 31, 2009

	Investor Shares			Barclays[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
2000	–4.0%	5.6%	1.6%	1.3%
2001	4.4	6.5	10.9	10.8
2002	2.1	5.4	7.5	7.5
2003	2.9	4.1	7.0	7.2
2004	–0.5	3.0	2.5	2.6
2005	–1.8	2.8	1.0	1.2
2006	–1.3	3.3	2.0	1.6
2007	0.1	4.2	4.3	4.0
2008	4.5	4.8	9.3	9.9
2009	0.8	4.0	4.8	5.7
2010[2]	0.8	1.3	2.1	0.6

Average Annual Total Returns: Periods Ended June 30, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares[3]	12/31/1987	6.26%	4.66%	0.96%	4.23%	5.19%
Admiral Shares	2/12/2001	6.36	4.76	0.84[4]	3.94[4]	4.78[4]

1 Barclays Capital U.S. 1–5 Year Government Bond Index.

2 Six months ended July 31, 2009.

3 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

4 Return since inception.

Note: See Financial Highlights tables for dividend and capital gains information.

29

Short-Term Federal Fund

Financial Statements (unaudited)

Statement of Net Assets

As of July 31, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (87.9%)
Agency Bonds and Notes (75.9%)
1	Federal Farm Credit Bank	2.125%	6/18/12	110,000	110,681
1	Federal Farm Credit Bank	2.625%	4/17/14	54,000	53,692
1	Federal Home Loan Bank	5.000%	3/12/10	15,000	15,422
1	Federal Home Loan Bank	4.125%	8/13/10	39,000	40,432
1	Federal Home Loan Bank	4.750%	8/13/10	10,000	10,431
1	Federal Home Loan Bank	5.125%	9/10/10	137,000	143,632
1	Federal Home Loan Bank	4.250%	11/15/10	15,750	16,436
1	Federal Home Loan Bank	5.000%	3/11/11	23,350	24,772
1	Federal Home Loan Bank	5.000%	5/13/11	80,000	85,273
1	Federal Home Loan Bank	5.250%	6/10/11	29,105	31,208
1	Federal Home Loan Bank	1.625%	7/27/11	150,000	150,924
1	Federal Home Loan Bank	3.625%	6/8/12	25,000	26,188
1	Federal Home Loan Bank	1.750%	8/22/12	86,000	85,637
1	Federal Home Loan Bank	5.250%	9/13/13	35,000	38,630
1,2	Federal Home Loan Bank	3.625%	10/18/13	125,000	130,202
1	Federal Home Loan Bank	4.875%	11/27/13	35,000	38,000
1	Federal Home Loan Bank	5.250%	6/18/14	50,000	55,462
1,3	Federal Home Loan Mortgage Corp.	4.750%	10/4/10	25,000	26,141
1,3	Federal Home Loan Mortgage Corp.	2.050%	3/9/11	100,000	100,710
1	Federal Home Loan Mortgage Corp.	5.625%	3/15/11	47,000	50,462
1,3	Federal Home Loan Mortgage Corp.	1.750%	4/20/11	34,645	34,862
1	Federal Home Loan Mortgage Corp.	1.625%	4/26/11	151,500	152,756
1	Federal Home Loan Mortgage Corp.	2.125%	3/23/12	48,000	48,645
1,3	Federal Home Loan Mortgage Corp.	2.200%	4/20/12	100,000	100,175
1	Federal Home Loan Mortgage Corp.	1.750%	6/15/12	249,500	249,410
1,3	Federal Home Loan Mortgage Corp.	2.000%	6/15/12	50,000	49,914
1	Federal Home Loan Mortgage Corp.	4.625%	10/25/12	100,000	108,383
1	Federal Home Loan Mortgage Corp.	5.000%	1/30/14	15,000	16,507
1,3	Federal Home Loan Mortgage Corp.	3.250%	2/18/14	100,000	100,125
1	Federal Home Loan Mortgage Corp.	2.500%	4/23/14	234,500	232,898
1	Federal National Mortgage Assn.	4.625%	6/1/10	100,000	103,407
1	Federal National Mortgage Assn.	1.750%	3/23/11	263,000	265,814
1	Federal National Mortgage Assn.	1.375%	4/28/11	281,000	282,085
1,3	Federal National Mortgage Assn.	2.150%	5/4/12	50,000	50,184
1	Federal National Mortgage Assn.	4.875%	5/18/12	500	544
1	Federal National Mortgage Assn.	1.750%	8/10/12	147,000	146,688
1,3	Federal National Mortgage Assn.	3.375%	3/10/14	120,000	120,590
1	Federal National Mortgage Assn.	2.500%	5/15/14	4,500	4,467

30

Short-Term Federal Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
1,3	Federal National Mortgage Assn.	3.300%	7/30/14	30,000	30,038
	Private Export Funding Corp.	6.670%	9/15/09	17,000	17,123
					3,348,950
Conventional Mortgage-Backed Securities (9.5%)
1,3	Federal Home Loan Mortgage Corp.	4.500%	4/1/23–7/1/24	90,229	92,680
1,3	Federal Home Loan Mortgage Corp.	5.000%	5/1/23–8/1/23	64,555	67,058
1,3	Federal Home Loan Mortgage Corp.	5.500%	2/1/16–8/1/24	32,351	34,026
1,3	Federal Home Loan Mortgage Corp.	6.000%	1/1/23	18,815	19,956
1,3	Federal Home Loan Mortgage Corp.	6.500%	9/1/11	131	134
1,3	Federal National Mortgage Assn.	4.000%	7/1/24	11,941	12,061
1,3	Federal National Mortgage Assn.	5.000%	8/1/20–7/1/22	118,294	123,193
1,3	Federal National Mortgage Assn.	5.500%	11/1/21–12/1/22	47,814	50,153
1,3	Federal National Mortgage Assn.	6.000%	4/1/17	5,994	6,407
1,3	Federal National Mortgage Assn.	6.500%	10/1/10–9/1/16	10,019	10,693
1,3	Federal National Mortgage Assn.	7.500%	3/1/15–8/1/15	423	449
1,3	Federal National Mortgage Assn.	8.000%	10/1/14–9/1/15	1,864	1,990
					418,800
Nonconventional Mortgage-Backed Securities (2.5%)
[1,3,4]	Federal Home Loan Mortgage Corp.	5.307%	11/1/38	4,469	4,650
[1,3,4]	Federal Home Loan Mortgage Corp.	5.557%	8/1/33	2,363	2,419
[1,3,4]	Federal Home Loan Mortgage Corp.	6.003%	5/1/36	7,529	7,897
[1,3,4]	Federal National Mortgage Assn.	2.800%	6/1/33	4,779	4,790
[1,3,4]	Federal National Mortgage Assn.	3.568%	7/1/33	2,168	2,234
[1,3,4]	Federal National Mortgage Assn.	3.845%	6/1/34	16,701	17,048
[1,3,4]	Federal National Mortgage Assn.	4.163%	8/1/34	3,840	3,896
[1,3,4]	Federal National Mortgage Assn.	4.751%	7/1/33	5,519	5,667
[1,3,4]	Federal National Mortgage Assn.	4.777%	6/1/38	3,768	3,888
[1,3,4]	Federal National Mortgage Assn.	5.027%	10/1/33	4,923	5,053
[1,3,4]	Federal National Mortgage Assn.	5.044%	8/1/33	900	936
[1,3,4]	Federal National Mortgage Assn.	5.116%	9/1/33	10,621	10,944
[1,3,4]	Federal National Mortgage Assn.	5.255%	9/1/33	5,038	5,182
[1,3,4]	Federal National Mortgage Assn.	5.416%	8/1/33	4,239	4,384
[1,3,4]	Federal National Mortgage Assn.	5.510%	8/1/33	2,141	2,203
[1,3,4]	Federal National Mortgage Assn.	6.298%	9/1/36	14,464	15,224
[1,3,4]	Federal National Mortgage Assn.	6.428%	9/1/36	12,332	13,008
					109,423
Total U.S. Government and Agency Obligations (Cost $3,826,085)					3,877,173
Temporary Cash Investments (14.2%)
Repurchase Agreements (14.2%)
	Barclays Capital Inc. (Dated 7/31/09,
	Repurchase Value $327,791,000,
	collateralized by U.S. Treasury Bond
	6.250%, 8/15/23, U.S. Treasury Note
	0.875%, 1/31/11)	0.200%	8/3/09	327,786	327,786
	BNP Paribas Securities Corp.
	(Dated 7/31/09, Repurchase Value
	$300,005,000, collateralized by
	U.S. Treasury Bond, 7.125%–9.125%,
	5/15/18–2/15/23, U.S. Treasury Note,
	2.125%–5.000%, 8/31/09–11/15/17)	0.200%	8/3/09	300,000	300,000
Total Temporary Cash Investments (Cost $627,786)					627,786
Total Investments (102.1%) (Cost $4,453,871)					4,504,959

31

Short-Term Federal Fund

Market
Value•
($000)
Other Assets and Liabilities (–2.1%)
Other Assets	107,771
Liabilities	(201,588)
(93,817)
Net Assets (100%)	4,411,142

At July 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	4,296,874
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	63,117
Unrealized Appreciation (Depreciation)
Investment Securities	51,088
Futures Contracts	63
Net Assets	4,411,142

Investor Shares—Net Assets
Applicable to 223,875,725 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,437,008
Net Asset Value Per Share—Investor Shares	$10.89

Admiral Shares—Net Assets
Applicable to 181,353,581 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,974,134
Net Asset Value Per Share—Admiral Shares	$10.89

•	See Note A in Notes to Financial Statements.

1 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.

2 Securities with a value of $1,875,000 have been segregated as initial margin for open futures contracts.

3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

4 Adjustable-rate security.

See accompanying Notes, which are an integral part of the Financial Statements.

32

Short-Term Federal Fund

Statement of Operations

Six Months Ended
July 31, 2009
($000)
Investment Income
Income
Interest	58,152
Total Income	58,152
Expenses
The Vanguard Group—Note B
Investment Advisory Services	254
Management and Administrative—Investor Shares	1,979
Management and Administrative—Admiral Shares	673
Marketing and Distribution—Investor Shares	345
Marketing and Distribution—Admiral Shares	237
Custodian Fees	32
Auditing Fees	1
Shareholders’ Reports and Proxies—Investor Shares	74
Shareholders’ Reports and Proxies—Admiral Shares	8
Trustees’ Fees and Expenses	4
Total Expenses	3,607
Net Investment Income	54,545
Realized Net Gain (Loss)
Investment Securities Sold	76,601
Futures Contracts	145
Realized Net Gain (Loss)	76,746
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(51,786)
Futures Contracts	1,273
Change in Unrealized Appreciation (Depreciation)	(50,513)
Net Increase (Decrease) in Net Assets Resulting from Operations	80,778

See accompanying Notes, which are an integral part of the Financial Statements.

33

Short-Term Federal Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2009	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	54,545	122,234
Realized Net Gain (Loss)	76,746	16,750
Change in Unrealized Appreciation (Depreciation)	(50,513)	18,077
Net Increase (Decrease) in Net Assets Resulting from Operations	80,778	157,061
Distributions
Net Investment Income
Investor Shares	(30,898)	(68,507)
Admiral Shares	(23,647)	(53,727)
Realized Capital Gain
Investor Shares	(1,082)	—
Admiral Shares	(757)	—
Total Distributions	(56,384)	(122,234)
Capital Share Transactions
Investor Shares	280,877	469,979
Admiral Shares	497,352	127,959
Net Increase (Decrease) from Capital Share Transactions	778,229	597,838
Total Increase (Decrease)	802,623	632,765
Net Assets
Beginning of Period	3,608,519	2,975,754
End of Period	4,411,142	3,608,519

See accompanying Notes, which are an integral part of the Financial Statements.

34

Short-Term Federal Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2009	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.81	$10.72	$10.26	$10.25	$10.39	$10.60
Investment Operations
Net Investment Income	.143	.409	.465	.420	.340	.291
Net Realized and Unrealized Gain (Loss)
on Investments	.085	.090	.460	.010	(.140)	(.189)
Total from Investment Operations	.228	.499	.925	.430	.200	.102
Distributions
Dividends from Net Investment Income	(.143)	(.409)	(.465)	(.420)	(.340)	(.291)
Distributions from Realized Capital Gains	(.005)	—	—	—	—	(.021)
Total Distributions	(.148)	(.409)	(.465)	(.420)	(.340)	(.312)
Net Asset Value, End of Period	$10.89	$10.81	$10.72	$10.26	$10.25	$10.39

Total Return[1]	2.12%	4.78%	9.25%	4.29%	1.96%	0.98%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,437	$2,142	$1,650	$1,514	$1,686	$2,403
Ratio of Total Expenses to
Average Net Assets	0.22%[2]	0.21%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.64%[2]	3.83%	4.48%	4.10%	3.29%	2.77%
Portfolio Turnover Rate	318%[2]	109%	70%	89%	51%	49%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

35

Short-Term Federal Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2009	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.81	$10.72	$10.26	$10.25	$10.39	$10.60
Investment Operations
Net Investment Income	.149	.420	.475	.431	.350	.300
Net Realized and Unrealized Gain (Loss)
on Investments	.085	.090	.460	.010	(.140)	(.189)
Total from Investment Operations	.234	.510	.935	.441	.210	.111
Distributions
Dividends from Net Investment Income	(.149)	(.420)	(.475)	(.431)	(.350)	(.300)
Distributions from Realized Capital Gains	(.005)	—	—	—	—	(.021)
Total Distributions	(.154)	(.420)	(.475)	(.431)	(.350)	(.321)
Net Asset Value, End of Period	$10.89	$10.81	$10.72	$10.26	$10.25	$10.39

Total Return	2.17%	4.89%	9.36%	4.39%	2.06%	1.06%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,974	$1,467	$1,325	$1,063	$993	$690
Ratio of Total Expenses to
Average Net Assets	0.12%[1]	0.11%	0.10%	0.10%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.74%[1]	3.93%	4.58%	4.20%	3.39%	2.86%
Portfolio Turnover Rate	318%[1]	109%	70%	89%	51%	49%

1 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

36

Short-Term Federal Fund

Notes to Financial Statements

Vanguard Short-Term Federal Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended January 31, 2006–2009) and for the period ended July 31, 2009, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

37

Short-Term Federal Fund

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2009, the fund had contributed capital of $999,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.40% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of July 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	3,877,173	—
Temporary Cash Investments	—	627,786	—
Futures Contracts—Assets[1]	418	—	—
Futures Contracts—Liabilities[1]	(260)	—	—
Total	158	4,504,959	—
1 Represents variation margin on the last day of the reporting period.

38

Short-Term Federal Fund

D. At July 31, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
2-Year U.S. Treasury Note	September 2009	8	1,733	2
5-Year U.S. Treasury Note	September 2009	535	61,730	170
10-Year U.S. Treasury Note	September 2009	(93)	10,907	(109)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

The fund had realized losses totaling $14,698,000 through January 31, 2009, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At July 31, 2009, the cost of investment securities for tax purposes was $4,468,569,000. Net unrealized appreciation of investment securities for tax purposes was $36,390,000, consisting of unrealized gains of $39,234,000 on securities that had risen in value since their purchase and $2,844,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2009, the fund purchased $5,065,354,000 of investment securities and sold $5,098,914,000 of investment securities, other than temporary cash investments.

39

Short-Term Federal Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	July 31, 2009		January 31, 2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	794,776	73,184	1,108,778	104,030
Issued in Lieu of Cash Distributions	28,868	2,655	62,365	5,853
Redeemed	(542,767)	(49,993)	(701,164)	(65,824)
Net Increase (Decrease)—Investor Shares	280,877	25,846	469,979	44,059
Admiral Shares
Issued	923,158	84,966	818,771	76,783
Issued in Lieu of Cash Distributions	21,336	1,963	46,157	4,333
Redeemed	(447,142)	(41,220)	(736,969)	(69,131)
Net Increase (Decrease)—Admiral Shares	497,352	45,709	127,959	11,985

H. In preparing the financial statements as of July 31, 2009, management considered the impact of subsequent events occurring through September 10, 2009, for potential recognition or disclosure in these financial statements.

40

Intermediate-Term Treasury Fund

Fund Profile

As of July 31, 2009

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	37	38	8,820
Yield[3]		3.2%	3.9%
Investor Shares	2.5%
Admiral Shares	2.6%
Yield to Maturity	2.7%[4]	3.3%	3.9%
Average Coupon	3.5%	4.4%	4.9%
Average Effective
Maturity	5.9 years	7.5 years	6.8 years
Average Quality[5]	Aaa	Aaa	Aa1
Average Duration	5.0 years	6.5 years	4.3 years
Expense Ratio[6]		—	—
Investor Shares	0.25%
Admiral Shares	0.12%
Short-Term Reserves	1.0%	—	—

Volatility Measures[7]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.98	0.64
Beta	0.84	1.18

Sector Diversification[8] (% of portfolio)

Commercial Mortgage-Backed	0.9%
Treasury/Agency	98.1
Short-Term Reserves	1.0

Distribution by Maturity (% of portfolio)

Under 1 Year	4.0%
1–5 Years	32.9
5–10 Years	55.4
10–20 Years	7.7

Distribution by Credit Quality[5] (% of portfolio)

Aaa	100.0%

Investment Focus

1 Barclays Capital U.S. 5–10 Year Treasury Bond Index.

2 Barclays Capital U.S. Aggregate Bond Index.

3 30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible dates.

4 Before expenses.

5 Moody’s Investors Service.

6 The expense ratios shown are from the prospectus dated May 29, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended July 31, 2009, the annualized expense ratios were 0.25% for Investor Shares and 0.12% for Admiral Shares.

7 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

8 The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

41

Intermediate-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 1999–July 31, 2009

	Investor Shares			Barclays[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
2000	–10.1%	5.5%	–4.6%	–5.0%
2001	9.1	7.0	16.1	15.8
2002	0.8	5.8	6.6	6.8
2003	7.6	5.5	13.1	12.6
2004	–0.5	4.2	3.7	3.7
2005	–1.3	4.4	3.1	3.6
2006	–3.1	4.5	1.4	1.1
2007	–1.5	4.7	3.2	3.0
2008	8.7	5.0	13.7	14.1
2009	3.4	3.9	7.3	9.5
2010[2]	–1.6	1.5	–0.1	–1.8

Average Annual Total Returns: Periods Ended June 30, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares[3]	10/28/1991	7.05%	5.72%	1.57%	4.96%	6.53%
Admiral Shares	2/12/2001	7.19	5.88	1.36[4]	4.81[4]	6.17[4]

1 Barclays Capital U.S. 5–10 Year Treasury Bond Index.

2 Six months ended July 31, 2009.

3 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

4 Return since inception.

Note: See Financial Highlights tables for dividend and capital gains information.

42

Intermediate-Term Treasury Fund

Financial Statements (unaudited)

Statement of Net Assets

As of July 31, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (98.0%)
U.S. Government Securities (91.2%)
	U.S. Treasury Bond	7.500%	11/15/16	114,500	146,274
	U.S. Treasury Bond	8.750%	5/15/17	32,700	44,779
	U.S. Treasury Bond	8.875%	8/15/17	73,000	101,082
	U.S. Treasury Bond	8.125%	8/15/19	340,000	466,864
	U.S. Treasury Inflation-Indexed Note	2.000%	7/15/14	50,000	57,888
	U.S. Treasury Inflation-Indexed Note	1.625%	1/15/15	66,000	73,619
	U.S. Treasury Inflation-Indexed Note	2.000%	1/15/16	133,300	145,873
	U.S. Treasury Note	1.375%	5/15/12	45,000	44,824
	U.S. Treasury Note	3.125%	4/30/13	125,000	130,274
	U.S. Treasury Note	3.125%	8/31/13	163,000	169,367
	U.S. Treasury Note	2.750%	10/31/13	195,000	199,296
	U.S. Treasury Note	1.875%	2/28/14	267,000	261,284
	U.S. Treasury Note	1.750%	3/31/14	145,000	140,876
	U.S. Treasury Note	1.875%	4/30/14	260,000	253,458
	U.S. Treasury Note	2.250%	5/31/14	250,000	247,460
	U.S. Treasury Note	2.625%	6/30/14	400,000	402,500
1	U.S. Treasury Note	4.000%	2/15/15	401,000	427,566
	U.S. Treasury Note	4.125%	5/15/15	125,000	133,789
	U.S. Treasury Note	4.250%	8/15/15	375,000	403,594
	U.S. Treasury Note	2.625%	2/29/16	692,000	674,914
	U.S. Treasury Note	2.375%	3/31/16	375,000	359,471
	U.S. Treasury Note	2.625%	4/30/16	272,000	264,648
	U.S. Treasury Note	3.250%	6/30/16	235,000	237,129
	U.S. Treasury Note	4.250%	11/15/17	70,000	74,572
	U.S. Treasury Note	3.750%	11/15/18	70,000	71,542
	U.S. Treasury Note	2.750%	2/15/19	137,000	128,951
					5,661,894
Agency Bonds and Notes (5.9%)
	Agency for International Development–Egypt
	(U.S. Government Guaranteed)	4.450%	9/15/15	40,000	41,650
2	Overseas Private Investment Corp.
	(U.S. Government Guaranteed)	7.600%	12/15/12	11,866	12,924
2	Overseas Private Investment Corp.
	(U.S. Government Guaranteed)	7.050%	11/15/13	16,875	18,501
	Private Export Funding Corp.	7.200%	1/15/10	12,900	13,296
	Private Export Funding Corp.	7.250%	6/15/10	135,920	143,799
	Private Export Funding Corp.	6.070%	4/30/11	51,000	55,262
	Private Export Funding Corp.	5.685%	5/15/12	10,000	11,064
	Private Export Funding Corp.	4.950%	11/15/15	65,000	70,882
					367,378

43

Intermediate-Term Treasury Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Conventional Mortgage-Backed Securities (0.0%)
2,3	Federal Home Loan Mortgage Corp.	5.500%	4/1/16–5/1/16	1,564	1,643
2,3	Federal Home Loan Mortgage Corp.	7.000%	5/1/15–3/1/16	442	470
					2,113
Nonconventional Mortgage-Backed Securities (0.9%)
2,3	Federal National Mortgage Assn. Grantor Trust	5.763%	12/25/11	20,000	21,558
2,3	Federal National Mortgage Assn. Grantor Trust	7.300%	5/25/10	30,000	31,161
					52,719
Total U.S. Government and Agency Obligations (Cost $5,993,166)					6,084,104
Temporary Cash Investment (1.0%)
Repurchase Agreement (1.0%)
	Barclays Capital Inc. (Dated 7/31/09,
	Repurchase Value $61,569,000,
	collateralized by U.S. Treasury Note
	1.875%, 2/28/14) (Cost $61,568)	0.200%	8/3/09	61,568	61,568
Total Investments (99.0%) (Cost $6,054,734)					6,145,672
Other Assets and Liabilities (1.0%)
Other Assets					77,165
Liabilities					(16,707)
					60,458
Net Assets (100%)					6,206,130

At July 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	5,978,102
Overdistributed Net Investment Income	(37)
Accumulated Net Realized Gains	137,909
Unrealized Appreciation (Depreciation)
Investment Securities	90,938
Futures Contracts	(782)
Net Assets	6,206,130

Investor Shares—Net Assets
Applicable to 222,988,560 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,560,837
Net Asset Value Per Share—Investor Shares	$11.48

Admiral Shares—Net Assets
Applicable to 317,425,275 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,645,293
Net Asset Value Per Share—Admiral Shares	$11.48

•	See Note A in Notes to Financial Statements.

1 Securities with a value of $7,997,000 have been segregated as initial margin for open futures contracts.

2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

3 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.

See accompanying Notes, which are an integral part of the Financial Statements.

44

Intermediate-Term Treasury Fund

Statement of Operations

Six Months Ended
July 31, 2009
($000)
Investment Income
Income
Interest	115,068
Total Income	115,068
Expenses
The Vanguard Group—Note B
Investment Advisory Services	450
Management and Administrative—Investor Shares	2,655
Management and Administrative—Admiral Shares	1,436
Marketing and Distribution—Investor Shares	458
Marketing and Distribution—Admiral Shares	628
Custodian Fees	32
Auditing Fees	1
Shareholders’ Reports and Proxies—Investor Shares	115
Shareholders’ Reports and Proxies—Admiral Shares	20
Trustees’ Fees and Expenses	8
Total Expenses	5,803
Net Investment Income	109,265
Realized Net Gain (Loss)
Investment Securities Sold	169,612
Futures Contracts	(906)
Realized Net Gain (Loss)	168,706
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(282,293)
Futures Contracts	1,331
Change in Unrealized Appreciation (Depreciation)	(280,962)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,991)

See accompanying Notes, which are an integral part of the Financial Statements.

45

Intermediate-Term Treasury Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2009	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	109,265	218,606
Realized Net Gain (Loss)	168,706	267,934
Change in Unrealized Appreciation (Depreciation)	(280,962)	(11,760)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,991)	474,780
Distributions
Net Investment Income
Investor Shares	(43,267)	(93,987)
Admiral Shares	(64,954)	(134,097)
Realized Capital Gain[1]
Investor Shares	(26,925)	(64,390)
Admiral Shares	(39,094)	(89,995)
Total Distributions	(174,240)	(382,469)
Capital Share Transactions
Investor Shares	(366,707)	697,357
Admiral Shares	(515,714)	969,954
Net Increase (Decrease) from Capital Share Transactions	(882,421)	1,667,311
Total Increase (Decrease)	(1,059,652)	1,759,622
Net Assets
Beginning of Period	7,265,782	5,506,160
End of Period[2]	6,206,130	7,265,782

1 Includes fiscal 2010 and 2009 short-term gain distributions totaling $24,980,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($37,000) and ($9,478,000).

See accompanying Notes, which are an integral part of the Financial Statements.

46

Intermediate-Term Treasury Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2009	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.78	$11.62	$10.69	$10.85	$11.28	$11.45
Investment Operations
Net Investment Income	.184	.413	.491	.499	.509	.504
Net Realized and Unrealized Gain (Loss)
on Investments	(.191)	.419	.930	(.160)	(.354)	(.154)
Total from Investment Operations	(.007)	.832	1.421	.339	.155	.350
Distributions
Dividends from Net Investment Income	(.182)	(.428)	(.491)	(.499)	(.509)	(.504)
Distributions from Realized Capital Gains	(.111)	(.244)	—	—	(.076)	(.016)
Total Distributions	(.293)	(.672)	(.491)	(.499)	(.585)	(.520)
Net Asset Value, End of Period	$11.48	$11.78	$11.62	$10.69	$10.85	$11.28

Total Return[1]	–0.09%	7.29%	13.68%	3.22%	1.41%	3.14%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,561	$2,999	$2,263	$1,676	$1,735	$2,169
Ratio of Total Expenses to
Average Net Assets	0.25%[2]	0.25%	0.26%	0.26%	0.26%	0.24%
Ratio of Net Investment Income to
Average Net Assets	3.19%[2]	3.47%	4.48%	4.66%	4.59%	4.45%
Portfolio Turnover Rate	128%[2]	88%	52%	87%	66%	61%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

47

Intermediate-Term Treasury Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2009	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.78	$11.62	$10.69	$10.85	$11.28	$11.45
Investment Operations
Net Investment Income	.191	.429	.509	.516	.526	.518
Net Realized and Unrealized Gain (Loss)
on Investments	(.191)	.419	.930	(.160)	(.354)	(.154)
Total from Investment Operations	—	.848	1.439	.356	.172	.364
Distributions
Dividends from Net Investment Income	(.189)	(.444)	(.509)	(.516)	(.526)	(.518)
Distributions from Realized Capital Gains	(.111)	(.244)	—	—	(.076)	(.016)
Total Distributions	(.300)	(.688)	(.509)	(.516)	(.602)	(.534)
Net Asset Value, End of Period	$11.48	$11.78	$11.62	$10.69	$10.85	$11.28

Total Return	–0.02%	7.44%	13.86%	3.38%	1.56%	3.27%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,645	$4,267	$3,243	$2,274	$2,093	$1,665
Ratio of Total Expenses to
Average Net Assets	0.12%[1]	0.11%	0.10%	0.10%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	3.32%[1]	3.61%	4.64%	4.82%	4.75%	4.58%
Portfolio Turnover Rate	128%[1]	88%	52%	87%	66%	61%

1 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

48

Intermediate-Term Treasury Fund

Notes to Financial Statements

Vanguard Intermediate-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended January 31, 2006–2009) and for the period ended July 31, 2009, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

49

Intermediate-Term Treasury Fund

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2009, the fund had contributed capital of $1,459,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.58% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of July 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	6,084,104	—
Temporary Cash Investments	—	61,568	—
Futures Contracts—Assets[1]	324	—	—
Futures Contracts—Liabilities[1]	(1,274)	—	—
Total	(950)	6,145,672	—
1 Represents variation margin on the last day of the reporting period.

50

Intermediate-Term Treasury Fund

D. At July 31, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
5-Year U.S. Treasury Note	September 2009	(1,874)	216,227	(1,236)
10-Year U.S. Treasury Note	September 2009	296	34,715	454

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

Certain of the fund’s U.S. Treasury Inflation-Indexed Notes experienced deflation adjustments that reduced interest income for financial statement purposes by an amount greater than the reduction of taxable income; the additional income reduction will be deferred for tax purposes until it is used to offset future inflation adjustments that increase taxable income. The difference becomes permanent if the securities are sold. Through January 31, 2009, the fund had included $9,478,000 of these deferred deflation adjustments in income dividends paid to shareholders. During the six months ended July 31, 2009, the fund realized gains of $8,397,000 that were included in ordinary income for tax purposes as a result of deferred deflation adjustments; accordingly such gains have been reclassified from accumulated net realized gains to overdistributed net investment income. During the six months ended July 31, 2009, $1,044,000 of previously deferred deflation adjustments were used to offset inflation adjustments. At July 31, 2009, the fund had $37,000 of deferred deflation adjustments reflected in overdistributed net investment income and as a reduction of the amount of tax-basis unrealized appreciation of investment securities.

The fund had realized losses totaling $24,307,000 through January 31, 2009, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At July 31, 2009, the cost of investment securities for tax purposes was $6,079,078,000. Net unrealized appreciation of investment securities for tax purposes was $66,594,000, consisting of unrealized gains of $111,431,000 on securities that had risen in value since their purchase and $44,837,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2009, the fund purchased $4,249,625,000 of investment securities and sold $5,224,298,000 of investment securities, other than temporary cash investments.

51

Intermediate-Term Treasury Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	July 31, 2009		January 31, 2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	455,032	38,967	1,977,528	169,518
Issued in Lieu of Cash Distributions	63,187	5,391	142,358	12,022
Redeemed	(884,926)	(75,941)	(1,422,529)	(121,797)
Net Increase (Decrease)—Investor Shares	(366,707)	(31,583)	697,357	59,743
Admiral Shares
Issued	494,286	42,167	2,360,518	202,382
Issued in Lieu of Cash Distributions	87,735	7,486	187,692	15,843
Redeemed	(1,097,735)	(94,400)	(1,578,256)	(135,224)
Net Increase (Decrease)—Admiral Shares	(515,714)	(44,747)	969,954	83,001

H. In preparing the financial statements as of July 31, 2009, management considered the impact of subsequent events occurring through September 10, 2009, for potential recognition or disclosure in these financial statements.

52

GNMA Fund

Fund Profile

As of July 31, 2009

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	27[3]	118	8,820
Yield[4]		4.3%	3.9%
Investor Shares	3.9%
Admiral Shares	4.0%
Yield to Maturity	3.1%[5]	4.3%	3.9%
Average Coupon	5.4%	5.4%	4.9%
Average Effective
Maturity	2.7 years	5.2 years	6.8 years
Average Quality[6]	Aaa	Aaa	Aa1
Average Duration	2.1 years	2.9 years	4.3 years
Expense Ratio[7]		—	—
Investor Shares	0.23%
Admiral Shares	0.13%
Short-Term Reserves	1.7%	—	—

Volatility Measures[8]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.99	0.75
Beta	1.03	0.69

Distribution by Coupon (% of portfolio)

Below 6%	58.8%
6%–7%	39.8
7%–8%	1.2
Above 8%	0.2

Investment Focus

1 Barclays Capital U.S. GNMA Bond Index.

2 Barclays Capital U.S. Aggregate Bond Index.

3 Issues are mortgage pools grouped by coupon.

4 30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible dates.

5 Before expenses.

6 Moody’s Investors Service.

7 The expense ratios shown are from the prospectus dated May 29, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended July 31, 2009, the annualized expense ratios were 0.23% for Investor Shares and 0.13% for Admiral Shares.

8 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

53

GNMA Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 1999–July 31, 2009

	Investor Shares			Barclays[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
2000	–7.3%	6.4%	–0.9%	0.3%
2001	6.6	7.5	14.1	13.9
2002	0.9	6.5	7.4	7.6
2003	2.9	5.8	8.7	7.9
2004	–1.9	4.8	2.9	3.1
2005	–0.4	4.7	4.3	4.4
2006	–1.8	4.7	2.9	3.0
2007	–1.3	5.2	3.9	4.3
2008	3.1	5.5	8.6	8.8
2009	0.6	5.1	5.7	6.0
2010[2]	1.4	2.2	3.6	3.6

Average Annual Total Returns: Periods Ended June 30, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares[3]	6/27/1980	8.36%	5.64%	0.54%	5.54%	6.08%
Admiral Shares	2/12/2001	8.47	5.74	0.35[4]	5.32[4]	5.67[4]

1 Barclays Capital U.S. GNMA Bond Index.

2 Six months ended July 31, 2009.

3 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

4 Return since inception.

Note: See Financial Highlights tables for dividend and capital gains information.

54

GNMA Fund

Financial Statements (unaudited)

Statement of Net Assets

As of July 31, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (97.3%)
1	Federal National Mortgage Assn.	5.000%	9/1/39	400,000	407,624
1	Federal National Mortgage Assn.	6.000%	9/1/39	500,000	522,190
1,2	Government National Mortgage Assn.	0.489%	2/20/37	48,490	47,108
1	Government National Mortgage Assn.	4.000%	6/20/39	30,060	29,346
1	Government National Mortgage Assn.	4.500%	12/20/32–7/20/39	4,616,970	4,646,917
1	Government National Mortgage Assn.	5.000%	7/15/20–9/1/39	4,956,203	5,091,363
1	Government National Mortgage Assn.	5.500%	4/15/13–8/1/39	9,350,760	9,752,258
1	Government National Mortgage Assn.	6.000%	10/15/16–8/1/39	5,957,239	6,287,828
1	Government National Mortgage Assn.	6.500%	9/15/10–8/1/39	6,252,273	6,677,672
1	Government National Mortgage Assn.	7.000%	10/20/25–5/20/38	276,640	301,905
1	Government National Mortgage Assn.	7.250%	12/15/26–2/15/27	156	172
1	Government National Mortgage Assn.	7.500%	9/15/16–10/15/31	100,320	109,266
1	Government National Mortgage Assn.	7.750%	2/15/27	245	268
1	Government National Mortgage Assn.	8.000%	5/15/10–8/15/31	45,065	49,012
1	Government National Mortgage Assn.	8.500%	2/15/10–6/15/28	10,896	11,827
1	Government National Mortgage Assn.	9.000%	3/15/14–2/15/23	7,963	8,600
1	Government National Mortgage Assn.	9.250%	9/15/16–7/15/17	51	55
1	Government National Mortgage Assn.	9.500%	10/15/09–7/15/22	4,186	4,558
1	Government National Mortgage Assn.	10.000%	11/15/09–8/15/19	216	235
1	Government National Mortgage Assn.	11.000%	12/15/09–2/15/18	25	29
1	Government National Mortgage Assn.	11.250%	9/20/15–2/20/16	37	40
1	Government National Mortgage Assn.	11.500%	1/15/13–11/20/15	62	66
1	Government National Mortgage Assn.	12.000%	6/20/14–1/20/16	46	51
1	Government National Mortgage Assn.	12.500%	5/20/14–7/20/15	28	31
1	Government National Mortgage Assn.	13.000%	1/15/11–1/20/15	24	26
1	Government National Mortgage Assn.	13.500%	5/15/10–12/15/14	18	20
1	Government National Mortgage Assn.	14.000%	6/15/11	4	5
1	Government National Mortgage Assn.	15.000%	5/15/12	1	1
Total U.S. Government and Agency Obligations (Cost $33,141,424)					33,948,473

55

GNMA Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Temporary Cash Investments (6.4%)
Repurchase Agreements
Banc of America Securities, LLC
(Dated 7/31/09, Repurchase Value
$349,406,000, collateralized by Federal
Home Loan Mortgage Corp. 4.500%–6.000%,
6/1/38–7/1/39, and Federal National Mortgage
Assn. 5.000%–5.500%, 7/1/38–11/1/38)	0.200%	8/3/09	349,400	349,400
BNP Paribas Securities Corp.
(Dated 7/31/09, Repurchase Value
$390,907,000, collateralized by Federal
Home Loan Mortgage Corp. 4.500%–6.500%,
9/1/21–9/1/38, Federal National Mortgage
Assn. 4.000%–7.000%, 4/1/24–7/1/39, and
Government National Mortgage Assn.
5.500%, 11/15/32)	0.210%	8/3/09	390,900	390,900
Deutsche Bank Securities, Inc.
(Dated 7/31/09, Repurchase Value
$485,708,000, collateralized by Federal
Home Loan Mortgage Corp. 5.000%–7.000%,
4/1/19–7/1/39, and Government National
Mortgage Assn. 4.000%–7.000%,
1/15/37–4/15/39)	0.200%	8/3/09	485,700	485,700
Goldman, Sachs & Co.
(Dated 7/31/09, Repurchase Value
$604,311,000, collateralized by Government
National Mortgage Assn. 4.500%–5.500%,
5/15/39–7/20/39)	0.210%	8/3/09	604,300	604,300
J.P. Morgan Securities Inc.
(Dated 7/31/09, Repurchase Value
$394,007,000, collateralized by Federal
Home Loan Mortgage Corp. 4.000%–8.000%,
4/1/10–7/1/48)	0.210%	8/3/09	394,000	394,000
Total Temporary Cash Investments (Cost $2,224,300)				2,224,300
Total Investments (103.7%) (Cost $35,365,724)				36,172,773
Other Assets and Liabilities (–3.7%)
Other Assets				455,520
Payables for Investment Securities Purchased				(1,628,838)
Liabilities				(114,333)
				(1,287,651)
Net Assets (100%)				34,885,122

56

GNMA Fund

At July 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	34,018,946
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	58,329
Unrealized Appreciation (Depreciation)
Investment Securities	807,049
Futures Contracts	798
Net Assets	34,885,122

Investor Shares—Net Assets
Applicable to 1,595,755,080 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	17,035,290
Net Asset Value Per Share—Investor Shares	$10.68

Admiral Shares—Net Assets
Applicable to 1,672,058,813 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	17,849,832
Net Asset Value Per Share—Admiral Shares	$10.68

•	See Note A in Notes to Financial Statements.

1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments.

2 Adjustable-rate security.

See accompanying Notes, which are an integral part of the Financial Statements.

57

GNMA Fund

Statement of Operations

Six Months Ended
July 31, 2009
($000)
Investment Income
Income
Interest	737,917
Total Income	737,917
Expenses
Investment Advisory Fees—Note B	1,522
The Vanguard Group—Note C
Management and Administrative—Investor Shares	14,762
Management and Administrative—Admiral Shares	7,497
Marketing and Distribution—Investor Shares	2,133
Marketing and Distribution—Admiral Shares	2,025
Custodian Fees	470
Auditing Fees	1
Shareholders’ Reports and Proxies—Investor Shares	534
Shareholders’ Reports and Proxies—Admiral Shares	91
Trustees’ Fees and Expenses	34
Total Expenses	29,069
Net Investment Income	708,848
Realized Net Gain (Loss) on Investment Securities Sold	106,824
Change in Unrealized Appreciation (Depreciation)
Investment Securities	336,148
Futures Contracts	798
Change in Unrealized Appreciation (Depreciation)	336,946
Net Increase (Decrease) in Net Assets Resulting from Operations	1,152,618

See accompanying Notes, which are an integral part of the Financial Statements.

58

GNMA Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2009	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	708,848	1,289,966
Realized Net Gain (Loss)	106,824	63,894
Change in Unrealized Appreciation (Depreciation)	336,946	124,341
Net Increase (Decrease) in Net Assets Resulting from Operations	1,152,618	1,478,201
Distributions
Net Investment Income
Investor Shares	(346,295)	(667,203)
Admiral Shares	(362,553)	(622,763)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(708,848)	(1,289,966)
Capital Share Transactions
Investor Shares	1,805,991	2,012,130
Admiral Shares	2,894,184	3,647,265
Net Increase (Decrease) from Capital Share Transactions	4,700,175	5,659,395
Total Increase (Decrease)	5,143,945	5,847,630
Net Assets
Beginning of Period	29,741,177	23,893,547
End of Period	34,885,122	29,741,177

See accompanying Notes, which are an integral part of the Financial Statements.

59

GNMA Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2009	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.53	$10.47	$10.16	$10.29	$10.48	$10.52
Investment Operations
Net Investment Income	.228	.511	.533	.522	.483	.480
Net Realized and Unrealized Gain (Loss)
on Investments	.150	.060	.310	(.130)	(.190)	(.040)
Total from Investment Operations	.378	.571	.843	.392	.293	.440
Distributions
Dividends from Net Investment Income	(.228)	(.511)	(.533)	(.522)	(.483)	(.480)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.228)	(.511)	(.533)	(.522)	(.483)	(.480)
Net Asset Value, End of Period	$10.68	$10.53	$10.47	$10.16	$10.29	$10.48

Total Return[1]	3.61%	5.65%	8.56%	3.94%	2.88%	4.31%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$17,035	$15,007	$12,916	$12,835	$13,905	$18,946
Ratio of Total Expenses to
Average Net Assets	0.23%[2]	0.22%	0.21%	0.21%	0.21%	0.20%
Ratio of Net Investment Income to
Average Net Assets	4.29%[2]	4.92%	5.22%	5.14%	4.67%	4.61%
Portfolio Turnover Rate	116%[2]	63%	21%	18%	38%	53%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

60

GNMA Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2009	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.53	$10.47	$10.16	$10.29	$10.48	$10.52
Investment Operations
Net Investment Income	.233	.522	.543	.532	.492	.487
Net Realized and Unrealized Gain (Loss)
on Investments	.150	.060	.310	(.130)	(.190)	(.040)
Total from Investment Operations	.383	.582	.853	.402	.302	.447
Distributions
Dividends from Net Investment Income	(.233)	(.522)	(.543)	(.532)	(.492)	(.487)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.233)	(.522)	(.543)	(.532)	(.492)	(.487)
Net Asset Value, End of Period	$10.68	$10.53	$10.47	$10.16	$10.29	$10.48

Total Return	3.66%	5.76%	8.67%	4.04%	2.97%	4.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$17,850	$14,734	$10,978	$10,159	$10,281	$5,363
Ratio of Total Expenses to
Average Net Assets	0.13%[1]	0.12%	0.11%	0.11%	0.11%	0.13%
Ratio of Net Investment Income to
Average Net Assets	4.39%[1]	5.02%	5.32%	5.24%	4.77%	4.68%
Portfolio Turnover Rate	116%[1]	63%	21%	18%	38%	53%

1 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

61

GNMA Fund

Notes to Financial Statements

Vanguard GNMA Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Mortgage Dollar Rolls: The fund has entered into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations to deliver purchased securities.

4. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

62

GNMA Fund

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended January 31, 2006–2009) and for the period ended July 31, 2009, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2009, the investment advisory fee represented an effective annual rate of 0.01% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2009, the fund had contributed capital of $7,913,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 3.16% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

63

GNMA Fund

The following table summarizes the fund’s investments as of July 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	33,948,473	—
Temporary Cash Investments	—	2,224,300	—
Futures Contracts—Assets[1]	798	—	—
Total	798	36,172,773	—
1 Represents variation margin on the last day of the reporting period.

E. At July 31, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
10-Year U.S. Treasury Note	September 2009	3,000	351,844	798

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At July 31, 2009, the cost of investment securities for tax purposes was $35,365,724,000. Net unrealized appreciation of investment securities for tax purposes was $807,049,000, consisting of unrealized gains of $860,832,000 on securities that had risen in value since their purchase and $53,783,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended July 31, 2009, the fund purchased $22,608,104,000 of investment securities and sold $18,701,794,000 of investment securities, other than temporary cash investments.

64

GNMA Fund

H. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	July 31, 2009		January 31, 2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	4,322,299	407,069	5,275,758	508,196
Issued in Lieu of Cash Distributions	298,724	28,088	575,283	55,520
Redeemed	(2,815,032)	(265,159)	(3,838,911)	(371,008)
Net Increase (Decrease)—Investor Shares	1,805,991	169,998	2,012,130	192,708
Admiral Shares
Issued	4,549,735	428,178	5,372,001	518,279
Issued in Lieu of Cash Distributions	270,878	25,468	448,885	43,310
Redeemed	(1,926,429)	(181,380)	(2,173,621)	(209,809)
Net Increase (Decrease)—Admiral Shares	2,894,184	272,266	3,647,265	351,780

I. In preparing the financial statements as of July 31, 2009, management considered the impact of subsequent events occurring through September 10, 2009, for potential recognition or disclosure in these financial statements.

65

Long-Term Treasury Fund

Fund Profile

As of July 31, 2009

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	19	34	8,820
Yield[3]		4.2%	3.9%
Investor Shares	4.0%
Admiral Shares	4.1%
Yield to Maturity	4.1%[4]	4.2%	3.9%
Average Coupon	5.9%	6.0%	4.9%
Average Effective
Maturity	18.6 years	19.1 years	6.8 years
Average Quality[5]	Aaa	Aaa	Aa1
Average Duration	11.2 years	12.0 years	4.3 years
Expense Ratio[6]		—	—
Investor Shares	0.25%
Admiral Shares	0.12%
Short-Term Reserves	0.3%	—	—

Volatility Measures[7]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	1.00	0.66
Beta	0.98	2.46

Sector Diversification[8] (% of portfolio)

Treasury/Agency	99.7%
Short-Term Reserves	0.3

Distribution by Maturity (% of portfolio)

Under 1 Year	0.3%
1–5 Years	0.0
5–10 Years	2.3
10–20 Years	58.1
20–30 Years	39.3

Distribution by Credit Quality[5] (% of portfolio)

Aaa	100.0%

Investment Focus

1 Barclays Capital U.S. Long Treasury Bond Index.

2 Barclays Capital U.S. Aggregate Bond Index.

3 30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible dates.

4 Before expenses.

5 Moody’s Investors Service.

6 The expense ratios shown are from the prospectus dated May 29, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended July 31, 2009, the annualized expense ratios were 0.25% for Investor Shares and 0.12% for Admiral Shares.

7 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

8 The agency securities may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

66

Long-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 1999–July 31, 2009

	Investor Shares			Barclays[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
2000	–13.7%	5.3%	–8.4%	–8.3%
2001	11.7	6.9	18.6	18.8
2002	–0.4	5.7	5.3	5.4
2003	9.0	5.8	14.8	14.9
2004	0.0	4.9	4.9	4.6
2005	2.7	5.3	8.0	8.6
2006	–1.9	4.9	3.0	2.9
2007	–3.1	4.9	1.8	2.0
2008	7.8	5.3	13.1	13.6
2009	4.7	4.6	9.3	10.4
2010[2]	–4.2	2.0	–2.2	–3.1

Average Annual Total Returns: Periods Ended June 30, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares[3]	5/19/1986	6.92%	6.73%	1.99%	5.29%	7.28%
Admiral Shares	2/12/2001	7.07	6.88	1.57[4]	5.22[4]	6.79[4]

1 Barclays Capital U.S. Long Treasury Bond Index.

2 Six months ended July 31, 2009.

3 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

4 Return since inception.

Note: See Financial Highlights tables for dividend and capital gains information.

67

Long-Term Treasury Fund

Financial Statements (unaudited)

Statement of Net Assets

As of July 31, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Face	Market
Maturity	Amount	Value•
Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (98.0%)
U.S. Government Securities (95.7%)
U.S. Treasury Bond	7.875%	2/15/21	235,581	321,274
U.S. Treasury Bond	8.125%	5/15/21	84,875	118,122
U.S. Treasury Bond	8.125%	8/15/21	19,000	26,508
U.S. Treasury Bond	7.250%	8/15/22	169,000	223,371
U.S. Treasury Bond	7.125%	2/15/23	161,000	211,464
1	U.S. Treasury Bond	6.250%	8/15/23	309,500	379,233
U.S. Treasury Bond	6.375%	8/15/27	97,650	123,680
U.S. Treasury Bond	6.125%	11/15/27	94,000	116,134
U.S. Treasury Bond	5.500%	8/15/28	23,000	26,630
U.S. Treasury Bond	5.250%	11/15/28	26,000	29,278
U.S. Treasury Bond	6.125%	8/15/29	77,800	96,971
U.S. Treasury Bond	5.375%	2/15/31	229,595	264,105
U.S. Treasury Bond	4.750%	2/15/37	67,000	71,952
U.S. Treasury Bond	5.000%	5/15/37	191,250	213,244
U.S. Treasury Bond	4.375%	2/15/38	238,500	241,333
U.S. Treasury Bond	3.500%	2/15/39	100,000	86,656
U.S. Treasury Bond	4.250%	5/15/39	123,500	122,535
U.S. Treasury Inflation-Indexed Bond	3.625%	4/15/28	22,000	34,870
2,707,360
Agency Notes (2.3%)
Private Export Funding Corp.	4.950%	11/15/15	60,000	65,430
Total U.S. Government and Agency Obligations (Cost $2,649,856)	2,772,790
Temporary Cash Investment (0.5%)
Repurchase Agreement (0.5%)
Barclays Capital Inc. (Dated 7/31/09,
Repurchase Value $13,835,000,
collateralized by U.S. Treasury Note
4.250%, 8/15/15) (Cost $13,835)	0.200%	8/3/09	13,835	13,835
Total Investments (98.5%) (Cost $2,663,691)	2,786,625
Other Assets and Liabilities (1.5%)
Other Assets	97,203
Liabilities	(53,792)
43,411
Net Assets (100%)	2,830,036

68

Long-Term Treasury Fund

At July 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	2,701,314
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	5,799
Unrealized Appreciation (Depreciation)
Investment Securities	122,934
Futures Contracts	(11)
Net Assets	2,830,036

Investor Shares—Net Assets
Applicable to 137,119,970 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,555,462
Net Asset Value Per Share—Investor Shares	$11.34

Admiral Shares—Net Assets
Applicable to 112,363,572 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,274,574
Net Asset Value Per Share—Admiral Shares	$11.34

•	See Note A in Notes to Financial Statements.

1 Securities with a value of $832,000 have been segregated as initial margin for open futures contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

69

Long-Term Treasury Fund

Statement of Operations

Six Months Ended
July 31, 2009
($000)
Investment Income
Income
Interest	66,606
Total Income	66,606
Expenses
The Vanguard Group—Note B
Investment Advisory Services	211
Management and Administrative—Investor Shares	1,635
Management and Administrative—Admiral Shares	494
Marketing and Distribution—Investor Shares	270
Marketing and Distribution—Admiral Shares	217
Custodian Fees	27
Auditing Fees	1
Shareholders’ Reports and Proxies—Investor Shares	75
Shareholders’ Reports and Proxies—Admiral Shares	10
Trustees’ Fees and Expenses	4
Total Expenses	2,944
Net Investment Income	63,662
Realized Net Gain (Loss)
Investment Securities Sold	17,875
Futures Contracts	(6,852)
Realized Net Gain (Loss)	11,023
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(152,835)
Futures Contracts	10,368
Change in Unrealized Appreciation (Depreciation)	(142,467)
Net Increase (Decrease) in Net Assets Resulting from Operations	(67,782)

See accompanying Notes, which are an integral part of the Financial Statements.

70

Long-Term Treasury Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2009	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	63,662	128,268
Realized Net Gain (Loss)	11,023	155,891
Change in Unrealized Appreciation (Depreciation)	(142,467)	5,081
Net Increase (Decrease) in Net Assets Resulting from Operations	(67,782)	289,240
Distributions
Net Investment Income
Investor Shares	(34,377)	(71,370)
Admiral Shares	(29,053)	(57,828)
Realized Capital Gain[1]
Investor Shares	(57,012)	(17,426)
Admiral Shares	(47,086)	(14,178)
Total Distributions	(167,528)	(160,802)
Capital Share Transactions
Investor Shares	(213,525)	312,870
Admiral Shares	(117,427)	247,496
Net Increase (Decrease) from Capital Share Transactions	(330,952)	560,366
Total Increase (Decrease)	(566,262)	688,804
Net Assets
Beginning of Period	3,396,298	2,707,494
End of Period[2]	2,830,036	3,396,298

1 Includes fiscal 2010 and 2009 short-term gain distributions totaling $50,976,000 and $7,034,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $0 and ($930,000).

See accompanying Notes, which are an integral part of the Financial Statements.

71

Long-Term Treasury Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2009	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$12.21	$11.76	$10.99	$11.40	$11.76	$11.52
Investment Operations
Net Investment Income	.237	.499	.533	.547	.563	.574
Net Realized and Unrealized Gain (Loss)
on Investments	(.483)	.563	.855	(.356)	(.218)	.314
Total from Investment Operations	(.246)	1.062	1.388	.191	.345	.888
Distributions
Dividends from Net Investment Income	(.236)	(.502)	(.533)	(.547)	(.563)	(.574)
Distributions from Realized Capital Gains	(.388)	(.110)	(.085)	(.054)	(.142)	(.074)
Total Distributions	(.624)	(.612)	(.618)	(.601)	(.705)	(.648)
Net Asset Value, End of Period	$11.34	$12.21	$11.76	$10.99	$11.40	$11.76

Total Return[1]	–2.19%	9.25%	13.09%	1.80%	2.98%	8.01%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,555	$1,897	$1,518	$1,262	$1,419	$1,490
Ratio of Total Expenses to
Average Net Assets	0.25%[2]	0.25%	0.26%	0.26%	0.26%	0.24%
Ratio of Net Investment Income to
Average Net Assets	4.07%[2]	4.19%	4.78%	4.96%	4.82%	5.02%
Portfolio Turnover Rate	99%[2]	80%	37%	68%	25%	38%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

72

Long-Term Treasury Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2009	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$12.21	$11.76	$10.99	$11.40	$11.76	$11.52
Investment Operations
Net Investment Income	.244	.516	.551	.564	.581	.588
Net Realized and Unrealized Gain (Loss)
on Investments	(.483)	.563	.855	(.356)	(.218)	.314
Total from Investment Operations	(.239)	1.079	1.406	.208	.363	.902
Distributions
Dividends from Net Investment Income	(.243)	(.519)	(.551)	(.564)	(.581)	(.588)
Distributions from Realized Capital Gains	(.388)	(.110)	(.085)	(.054)	(.142)	(.074)
Total Distributions	(.631)	(.629)	(.636)	(.618)	(.723)	(.662)
Net Asset Value, End of Period	$11.34	$12.21	$11.76	$10.99	$11.40	$11.76

Total Return	–2.13%	9.41%	13.27%	1.96%	3.14%	8.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,275	$1,499	$1,190	$863	$809	$436
Ratio of Total Expenses to
Average Net Assets	0.12%[1]	0.11%	0.10%	0.10%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	4.20%[1]	4.33%	4.94%	5.12%	4.99%	5.15%
Portfolio Turnover Rate	99%[1]	80%	37%	68%	25%	38%

1 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

73

Long-Term Treasury Fund

Notes to Financial Statements

Vanguard Long-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended January 31, 2006–2009) and for the period ended July 31, 2009, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

74

Long-Term Treasury Fund

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2009, the fund had contributed capital of $667,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.27% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of July 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	2,772,790	—
Temporary Cash Investments	—	13,835	—
Futures Contracts—Assets[1]	277	—	—
Total	277	2,786,625	—
1 Represents variation margin on the last day of the reporting period.

75

Long-Term Treasury Fund

D. At July 31, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
10-Year U.S. Treasury Note	September 2009	(88)	10,321	(11)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

Certain of the fund’s U.S. Treasury Inflation-Indexed Bonds experienced deflation adjustments that reduced interest income for financial statement purposes by an amount greater than the reduction of taxable income; the additional income reduction will be deferred for tax purposes until it is used to offset future inflation adjustments that increase taxable income. The difference becomes permanent if the securities are sold. Through January 31, 2009, the fund had included $930,000 of these deferred deflation adjustments in income dividends paid to shareholders. During the six months ended July 31, 2009, the fund realized gains of $698,000 that were included in ordinary income for tax purposes as a result of deferred deflation adjustments; accordingly such gains have been reclassified from accumulated net realized gains to undistributed net investment income. During the six months ended July 31, 2009, $232,000 of previously deferred deflation adjustments were used to offset inflation adjustments.

The fund had realized losses totaling $14,999,000 through January 31, 2009, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At July 31, 2009, the cost of investment securities for tax purposes was $2,678,690,000. Net unrealized appreciation of investment securities for tax purposes was $107,935,000, consisting of unrealized gains of $165,915,000 on securities that had risen in value since their purchase and $57,980,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2009, the fund purchased $1,507,699,000 of investment securities and sold $1,915,380,000 of investment securities, other than temporary cash investments.

76

Long-Term Treasury Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	July 31, 2009		January 31, 2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	174,513	14,850	997,374	83,783
Issued in Lieu of Cash Distributions	85,465	7,159	81,604	6,765
Redeemed	(473,503)	(40,315)	(766,108)	(64,123)
Net Increase (Decrease)—Investor Shares	(213,525)	(18,306)	312,870	26,425
Admiral Shares
Issued	233,662	19,778	897,122	75,488
Issued in Lieu of Cash Distributions	64,311	5,385	57,842	4,782
Redeemed	(415,400)	(35,593)	(707,468)	(58,629)
Net Increase (Decrease)—Admiral Shares	(117,427)	(10,430)	247,496	21,641

H. In preparing the financial statements as of July 31, 2009, management considered the impact of subsequent events occurring through September 10, 2009, for potential recognition or disclosure in these financial statements.

77

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

78

Six Months Ended July 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Government Bond Funds	1/31/2009	7/31/2009	Period[1]
Based on Actual Fund Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,008.97	$1.10
Admiral Shares	1,000.00	1,009.47	0.60
Short-Term Federal Fund
Investor Shares	$1,000.00	$1,021.22	$1.10
Admiral Shares	1,000.00	1,021.73	0.60
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$999.12	$1.24
Admiral Shares	1,000.00	999.76	0.59
GNMA Fund
Investor Shares	$1,000.00	$1,036.14	$1.16
Admiral Shares	1,000.00	1,036.65	0.66
Long-Term Treasury Fund
Investor Shares	$1,000.00	$978.08	$1.23
Admiral Shares	1,000.00	978.71	0.59
Based on Hypothetical 5% Yearly Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,023.70	$1.10
Admiral Shares	1,000.00	1,024.20	0.60
Short-Term Federal Fund
Investor Shares	$1,000.00	$1,023.70	$1.10
Admiral Shares	1,000.00	1,024.20	0.60
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$1,023.55	$1.25
Admiral Shares	1,000.00	1,024.20	0.60
GNMA Fund
Investor Shares	$1,000.00	$1,023.65	$1.15
Admiral Shares	1,000.00	1,024.15	0.65
Long-Term Treasury Fund
Investor Shares	$1,000.00	$1,023.55	$1.25
Admiral Shares	1,000.00	1,024.20	0.60

1 The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Treasury Fund, 0.22% for Investor Shares and 0.12% for Admiral Shares; for the Short-Term Federal Fund, 0.22% for Investor Shares and 0.12% for Admiral Shares; for the Intermediate-Term Treasury Fund, 0.25% for Investor Shares and 0.12% for Admiral Shares; for the GNMA Fund, 0.23% for Investor Shares and 0.13% for Admiral Shares; and for the Long-Term Treasury Fund, 0.25% for Investor Shares and 0.12% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

79

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Short-Term, Intermediate-Term, and Long-Term Treasury Funds and Vanguard Short-Term Federal Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (through its Fixed Income Group). The board also has renewed the investment advisory agreement between Vanguard GNMA Fund and Wellington Management Company, LLP. The board determined that renewing each fund’s advisory arrangement was in the best interests of the funds and their shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of each fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Wellington Management Company, LLP. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. The firm has managed the GNMA Fund since the fund’s inception in 1980. The firm and the fund’s management team have depth and stability. The portfolio manager of the GNMA Fund is backed by a well-tenured team of research analysts who conduct detailed fundamental analysis. Wellington Management has provided high-quality advisory services for the GNMA Fund and has demonstrated strong organizational depth and stability over both the short and long term.

The Vanguard Group. Vanguard has been managing investments for more than three decades and has advised the Short-Term, Intermediate-Term, and Long-Term Treasury Funds and the Short-Term Federal Fund since their inceptions. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the funds, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The board concluded that each fund has performed in line with expectations, and that its performance results have been competitive versus its benchmark and peer group. Information about the funds’ most recent performance can be found in the Performance Summary sections of this report.

Cost

The board concluded that the funds’ expense ratios were well below the average expense ratios charged by funds in their respective peer groups. The board noted that the funds’ advisory expense ratios were also well below their peer-group averages. Information about the funds’ expense ratios appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections, which also contain information about the advisory expenses.

80

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee for the GNMA Fund, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the GNMA Fund shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule with Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board concluded that with regard to the Short-Term, Intermediate-Term, and Long-Term Treasury Funds and the Short-Term Federal Fund, the funds’ low-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

81

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Distribution by Coupon. A breakdown of the securities in a fund according to coupon rate—the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or “called”) early by the issuer.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

82

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

83

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 157 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustees	Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Retired
John J. Brennan[1]	Executive Chief Staff and Marketing Officer for North
Born 1954. Trustee Since May 1987. Chairman of	America and Corporate Vice President of Xerox
the Board. Principal Occupation(s) During the Past	Corporation (photocopiers and printers); Director of
Five Years: Chairman of the Board and Director/Trustee	SPX Corporation (multi-industry manufacturing), the
of The Vanguard Group, Inc., and of each of the	United Way of Rochester, the Boy Scouts of America,
investment companies served by The Vanguard Group;	Amerigroup Corporation (direct health and medical
Chief Executive Officer and President of The Vanguard	insurance carriers), and Monroe Community College
Group and of each of the investment companies served	Foundation.
by The Vanguard Group (1996–2008); Chairman of
the Financial Accounting Foundation; Governor of
the Financial Industry Regulatory Authority (FINRA);	Rajiv L. Gupta
Director of United Way of Southeastern Pennsylvania.	Born 1945. Trustee Since December 2001.[2] Principal
Occupation(s) During the Past Five Years: Retired
Chairman and Chief Executive Officer of Rohm and
F. William McNabb III[1]	Haas Co. (chemicals); President of Rohm and Haas Co.
Born 1957. Trustee Since July 2009. Principal	(2006–2008); Board Member of American Chemistry
Occupation(s) During the Past Five Years: Director of	Council; Director of Tyco International, Ltd. (diversified
The Vanguard Group, Inc., since 2008; Chief Executive	manufacturing and services) and Hewlett-Packard Co.
Officer and President of The Vanguard Group and of	(electronic computer manufacturing); Trustee of The
each of the investment companies served by The	Conference Board.
Vanguard Group since 2008; Director of Vanguard
Marketing Corporation; Managing Director of The
Vanguard Group (1995–2008).	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President of
Independent Trustees	the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
of Arts and Sciences with Secondary Appointments
Charles D. Ellis	at the Annenberg School for Communication and the
Born 1937. Trustee Since January 2001. Principal	Graduate School of Education of the University of
Occupation(s) During the Past Five Years: Applecore	Pennsylvania; Director of Carnegie Corporation of
Partners (pro bono ventures in education); Senior	New York, Schuylkill River Development Corporation,
Advisor to Greenwich Associates (international business	and Greater Philadelphia Chamber of Commerce;
strategy consulting); Successor Trustee of Yale University;	Trustee of the National Constitution Center.
Overseer of the Stern School of Business at New York
University; Trustee of the Whitehead Institute for
Biomedical Research.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Retired
Corporate Vice President, Chief Global Diversity Officer,	Thomas J. Higgins[1]
and Member of the Executive Committee of Johnson	Born 1957. Chief Financial Officer Since September
& Johnson (pharmaceuticals/consumer products);	2008. Principal Occupation(s) During the Past Five
Vice President and Chief Information Officer of Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
& Johnson (1997–2005); Director of the University	Financial Officer of each of the investment companies
Medical Center at Princeton and Women’s Research	served by The Vanguard Group since 2008; Treasurer
and Education Institute.	of each of the investment companies served by The
Vanguard Group (1998–2008).

André F. Perold
Born 1952. Trustee Since December 2004. Principal	Kathryn J. Hyatt[1]
Occupation(s) During the Past Five Years: George Gund	Born 1955. Treasurer Since November 2008. Principal
Professor of Finance and Banking, Harvard Business	Occupation(s) During the Past Five Years: Principal of
School; Director and Chairman of UNX, Inc. (equities	The Vanguard Group, Inc.; Treasurer of each of the
trading firm); Chair of the Investment Committee of	investment companies served by The Vanguard
HighVista Strategies LLC (private investment firm).	Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
(1988–2008).
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Heidi Stam[1]
President, Chief Executive Officer, and Director of	Born 1956. Secretary Since July 2005. Principal
NACCO Industries, Inc. (forklift trucks/housewares/	Occupation(s) During the Past Five Years: Managing
lignite); Director of Goodrich Corporation (industrial	Director of The Vanguard Group, Inc., since 2006;
products/aircraft systems and services).	General Counsel of The Vanguard Group since 2005;
Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
Peter F. Volanakis	since 2005; Director and Senior Vice President of
Born 1955. Trustee Since July 2009. Principal	Vanguard Marketing Corporation since 2005; Principal
Occupation(s) During the Past Five Years: President	of The Vanguard Group (1997–2006).
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005); Director	Vanguard Senior Management Team
of Corning Incorporated and Dow Corning; Trustee of
the Corning Incorporated Foundation and the Corning
Museum of Glass; Overseer of the Amos Tuck School	R. Gregory Barton	Michael S. Miller
of Business Administration at Dartmouth College.	Mortimer J. Buckley	James M. Norris
	Kathleen C. Gubanich	Glenn W. Reed
	Paul A. Heller	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-952-3335	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
This material may be used in conjunction	the 12 months ended June 30. To get the report, visit
with the offering of shares of any Vanguard	either www.vanguard.com or www.sec.gov.
fund only if preceded or accompanied by
the fund’s current prospectus.
You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
CFA® is a trademark owned by CFA Institute.	To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q322 092009

Vanguard Corporate Bond Funds Semiannual Report

July 31, 2009

Vanguard Short-Term Investment-Grade Fund

Vanguard Intermediate-Term Investment-Grade Fund

Vanguard Long-Term Investment-Grade Fund

Vanguard High-Yield Corporate Fund

>

In contrast to the fearful uncertainty that characterized the bond market in late 2008, investors’ appetite for risk snapped back strongly during the six months ended July 31, 2009, and corporate bonds rallied.

>	The fiscal half-year returns of the Vanguard Corporate Bond Funds ranged from about 8% for the Short-Term Investment-Grade Fund to about 20% for the High-Yield Corporate Fund.
>	All but the High-Yield Corporate Fund surpassed the average returns of peer-group funds.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisors’ Report	7
Results of Proxy Voting	14
Short-Term Investment-Grade Fund	16
Intermediate-Term Investment-Grade Fund	38
Long-Term Investment-Grade Fund	58
High-Yield Corporate Fund	73
About Your Fund’s Expenses	86
Trustees Approve Advisory Arrangements	88
Glossary	90

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended July 31, 2009
	Ticker	Total
	Symbol	Returns
Vanguard Short-Term Investment-Grade Fund
Investor Shares	VFSTX	7.98%
Admiral™ Shares[1]	VFSUX	8.04
Institutional Shares[2]	VFSIX	8.07
Barclays Capital U.S. 1–5 Year Credit Bond Index		7.42
Average 1–5 Year Investment Grade Debt Fund[3]		5.87

Vanguard Intermediate-Term Investment-Grade Fund
Investor Shares	VFICX	11.73%
Admiral Shares[1]	VFIDX	11.79
Barclays Capital U.S. 5–10 Year Credit Bond Index		12.21
Average Intermediate Investment Grade Debt Fund[3]		8.28

Vanguard Long-Term Investment-Grade Fund
Investor Shares	VWESX	11.41%
Admiral Shares[1]	VWETX	11.47
Barclays Capital U.S. Long Credit A or Better Bond Index		12.07
Average Corporate A-Rated Debt Fund[3]		9.42

Vanguard High-Yield Corporate Fund
Investor Shares	VWEHX	19.85%
Admiral Shares[1]	VWEAX	19.93
Barclays Capital U.S. Corporate High Yield Bond Index		30.55
Average High-Current-Yield Fund[3]		24.10

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 This class of shares also carries low expenses and is available for a minimum investment of $50 million.

3 Derived from data provided by Lipper Inc.

President’s Letter

Dear Shareholder,

The Vanguard Corporate Bond Funds provided strong returns during the six months ended July 31, 2009, as investors gained confidence that some normalcy was returning to the nation’s credit market and that the economy could be on its way to recovery.

Investors’ concerns had previously stoked demand for U.S. Treasury securities, deemed the safest of all bonds, but the change in market sentiment created demand for riskier fare. This shift pushed corporate bond prices higher, raising the funds’ capital returns, while their interest income was also substantial (see the table on page 5). The combination produced total returns ranging from about 8% for the Short-Term Investment-Grade Fund to almost 20% for the High-Yield Corporate Fund.

Rising bond prices mean lower yields, because bond prices and yields move inversely in relation to each other. Among the three investment-grade funds, the Short-Term Fund’s yield dropped most sharply. The High-Yield Corporate Fund’s yield declined even more, a result of the rapid run-up in prices that produced one of the strongest semiannual returns for that fund in years.

Fiscal and monetary programs helped hearten bond investors

By spring, investors seemed to be growing more confident about the federal government’s efforts to thaw the credit markets and stimulate the economy. Bond investors’

attitude toward risk veered from extreme caution—as evidenced by last fall’s stampede to the safe haven of U.S. Treasury securities—to a willingness to take a wide variety of investment risks. The shift in demand drove Treasury bond returns down and corporate and municipal bond returns up.

Efforts to combat the financial crisis have included a combination of aggressive monetary policy and large fiscal programs, most notably the nearly $800 billion American Recovery and Reinvestment Act enacted in February. On the monetary side, the Federal Reserve kept its target for short-term interest rates at an all-time low of 0% to 0.25%, a target it expects to maintain for “an extended period.” For the last several months, the Fed has been purchasing large amounts of Treasury and mortgage-backed securities, an effort to keep longer-term interest rates and borrowing costs low. In recent months, however, Treasury yields have risen amid concerns about longer-term budget deficits.

Stocks started out in gloom, then began a fast-paced climb

The broad U.S. stock market returned about 23% during the six months ended July 31. The period began in gloom, with stocks declining in February and early March before staging a strong springtime rally. After pausing in June, the market surged nearly 8% in July as investors reacted to improvement in the housing market, an increase in manufacturing activity, rising corporate earnings, and cautiously optimistic comments from the Fed.

Market Barometer
			Total Returns
		Periods Ended July 31, 2009
	Six Months	One Year	Five Years[1]
Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	4.47%	7.85%	5.14%
Barclays Capital Municipal Bond Index	4.38	5.11	4.21
Citigroup 3-Month Treasury Bill Index	0.09	0.65	3.00

Stocks
Russell 1000 Index (Large-caps)	22.26%	–20.17%	0.32%
Russell 2000 Index (Small-caps)	26.61	–20.72	1.52
Dow Jones U.S. Total Stock Market Index	23.23	–19.67	0.81
MSCI All Country World Index ex USA (International)	37.70	–20.90	7.57

CPI
Consumer Price Index	1.99%	–2.10%	2.60%

1 Annualized.

Global stock markets performed even better, advancing almost 38% for the period. Encouraging earnings reports and higher commodity prices lifted international stocks off their lows in early March. After three straight months of solid gains, the MSCI All Country World Index ex USA fell slightly in June before rallying again in July.

Although stock markets worldwide have been in recovery mode for five months and various economic signs point to the recession’s end, the health of global financial markets and economies remained fragile as the period ended. Unemployment, in particular, was still a major concern both in the United States and abroad.

The high-yield fund’s return was one of its highest ever

The sea change in investors’ appetite for risk lifted the returns of each of the Vanguard Corporate Bond Funds.

The riskiest bonds performed best. High-yield, or below-investment-grade, bonds returned about 30% in the aggregate, as measured by the Barclays Capital U.S. Corporate High Yield Index. Vanguard High-Yield Corporate Fund returned almost 20%, its highest six-month return in over a quarter-century. However, the fund lagged the average return of its peers, which was about 24%.

The fund’s lower return reflected its relatively conservative approach, which limits investments rated below B, or the

Expense Ratios[1]
Your Fund Compared With Its Peer Group
	Investor	Admiral	Institutional	Peer
Bond Fund	Shares	Shares	Shares	Group
Short-Term Investment-Grade	0.26%	0.14%	0.09%	0.90%
Intermediate-Term Investment-Grade	0.26	0.14	—	0.94
Long-Term Investment-Grade	0.28	0.16	—	1.10
High-Yield Corporate	0.32	0.18	—	1.25

1 The fund expense ratios shown are from the prospectuses dated May 29, 2009, and represent estimated costs for the current fiscal year based on the funds’ net assets as of the prospectus date.

For the six months ended July 31, 2009, the annualized expense ratios were: for the Short-Term Investment-Grade Fund, 0.26% for Investor Shares, 0.14% for Admiral Shares, and 0.09% for Institutional Shares; for the Intermediate-Term Investment-Grade Fund, 0.26% for Investor Shares and 0.14% for Admiral Shares; for the Long-Term Investment-Grade Fund, 0.28% for Investor Shares and 0.16% for Admiral Shares; for the High-Yield Corporate Fund, 0.32% for Investor Shares and 0.18% for Admiral Shares.

The peer groups are: for the Short-Term Investment-Grade Fund, the Average 1–5 Year Investment Grade Debt Fund; for the Intermediate-Term Investment-Grade Fund, the Average Intermediate Investment Grade Debt Fund; for the Long-Term Investment-Grade Fund, the Average Corporate A-Rated Debt Fund; and for the High-Yield Corporate Fund, the Average High-Current-Yield Fund. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2008.

equivalent, to no more than 20% of assets. Many competitors hold higher proportions of these very risky bonds. In addition, relative to its benchmark index, the return of the High-Yield Fund was constrained by its modest allocation to Treasury securities. The fund’s advisor, Wellington Management Company, LLP, typically relies on its holdings of these high-quality securities to meet liquidity needs, especially when market liquidity is constrained.

The investment-grade bond funds also posted strong returns, although these too were somewhat restrained by holdings in Treasury securities. At the shorter end of the yield spectrum, the Short-Term and Intermediate-Term Investment-Grade Funds returned about 8% and nearly 12%, respectively. The Long-Term Investment-Grade Fund returned about 11%. The funds’ returns were in line with those of their benchmarks and solidly outpaced the average results of their peers.

Although the majority of the Short-Term and Intermediate-Term Funds’ assets continued to be invested in a diversified mix of industrial corporate bonds, both funds got a boost from holdings of asset-backed and commercial mortgage-backed securities. These holdings benefited from Federal Reserve programs aimed at injecting liquidity into the financial markets. In addition, the two funds gained from very modest investments in high-yield securities.

The Long-Term Investment-Grade Fund drew strength from its holdings of BBB-rated securities, which performed better than A-rated bonds given investors’

Yields and Returns
			Components of Total Returns
	30-Day SEC Yields on		Six Months Ended July 31, 2009
	January 31,	July 31,	Capital	Income	Total
Bond Fund	2009	2009	Return	Return	Return
Short-Term Investment-Grade
Investor Shares	5.20%	3.40%	5.71%	2.27%	7.98%
Admiral Shares	5.29	3.52	5.71	2.33	8.04
Institutional Shares	5.38	3.57	5.71	2.36	8.07
Intermediate-Term Investment-Grade
Investor Shares	6.05%	5.02%	8.77%	2.96%	11.73%
Admiral Shares	6.16	5.14	8.77	3.02	11.79
Long-Term Investment-Grade
Investor Shares	6.46%	5.98%	7.94%	3.47%	11.41%
Admiral Shares	6.58	6.10	7.94	3.53	11.47
High-Yield Corporate
Investor Shares	11.00%	8.58%	14.96%	4.89%	19.85%
Admiral Shares	11.12	8.72	14.96	4.97	19.93

appetite for risk. As of July 31, BBB bonds represented about a quarter of the fund’s assets, which was far above the benchmark weighting. Relative to the index, the fund also benefited from its underweighted positioning in Canadian and international-agency issues.

Balance and diversification remain time-tested strategies

Rallies come and go—with unexpected stops and starts—whether they involve stocks, bonds, or other assets. Trying to anticipate a rally, or to jump in after one has begun, rarely succeeds consistently over time.

In our experience, a more effective approach is to develop a low-cost portfolio that is diversified among and within stocks, bonds, and money market investments, and is attuned to your goals, time horizon, and sensitivity to risk. Once you’ve decided on your appropriate asset allocation, you’ll stand the best chance of reaping its long-term rewards if you stick with it through good markets and bad.

The Vanguard Corporate Bond Funds can play an important role in helping you build, or round out, such a diversified and balanced portfolio. Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

August 12, 2009

Your Fund’s Performance at a Glance
January 31, 2009–July 31, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
Bond Fund	Share Price	Share Price	Dividends	Gains
Short-Term Investment-Grade Fund
Investor Shares	$9.81	$10.37	$0.213	$0.000
Admiral Shares	9.81	10.37	0.219	0.000
Institutional Shares	9.81	10.37	0.221	0.000
Intermediate-Term Investment-Grade Fund
Investor Shares	$8.64	$9.37	$0.237	$0.025
Admiral Shares	8.64	9.37	0.242	0.025
Long-Term Investment-Grade Fund
Investor Shares	$8.19	$8.84	$0.259	$0.000
Admiral Shares	8.19	8.84	0.264	0.000
High-Yield Corporate Fund
Investor Shares	$4.48	$5.15	$0.197	$0.000
Admiral Shares	4.48	5.15	0.200	0.000

Advisors’ Report

For the Short- and Intermediate-Term Investment-Grade Funds

For the fiscal half-year ended July 31, 2009, the Short- and Intermediate-Term Investment-Grade Funds performed solidly. The Investor Shares of the Short-Term Investment-Grade Fund returned 7.98%, while the Admiral and Institutional Shares returned 8.04% and 8.07%, respectively. The Investor Shares of the Intermediate-Term Investment-Grade Fund returned 11.73% and the Admiral Shares returned 11.79%.

The funds’ returns were in line with those of their benchmark indexes, and both funds outpaced the average returns of their peer groups.

The investment environment

The fiscal half-year began in an atmosphere of doubt. Signs of a thaw were beginning in the credit markets, which had been at a near standstill because of the fearful degree of uncertainty created by the events in the fall of 2008, particularly the collapse of Lehman Brothers. Adding to investor concerns were data suggesting the possibility of deflation and a worsening of the economic slump. Investors piled into Treasuries as a safe haven.

As the fiscal period unfolded, however, the alphabet soup of new federal lending programs—such as TALF (the Term Asset-Backed Securities Loan Facility), TLGP (the Temporary Liquidity Guarantee Program), and PPIP (the Public-Private Investment Program)—began to revive liquidity and confidence in the markets. The Federal Reserve kept short-term interest rates low (by holding its federal funds rate target at 0%–0.25%) and sought to rein in long-term rates by making large purchases of Treasury and mortgage-backed securities. At the same time, the economy showed signs of recovery, and data indicated that deflationary tendencies might be giving way to mild inflation.

March seemed to be the turning point. Gaining confidence from the federal government’s efforts, investors began to embrace risky assets again, often with gusto. For example, demand for high-yield bonds drove the Barclays Capital U.S. Corporate High-Yield Bond Index to a return of about 30% for the six months. The Dow Jones U.S. Total Stock Market Index gained about 23% over the period.

Returns for investment-grade bonds were also strong: The Barclays credit indexes for 1–5 year and 5–10 year bonds rose by about 7% and 12%, respectively. Our funds received record cash inflows: Net assets of the Short-Term Investment-Grade Fund grew from $18.8 billion on January 31 to $26.7 billion on July 31. Net assets of the Intermediate-Term Investment-Grade Fund climbed from $8.3 billion to $12.3 billion over that period.

The U.S. bond market

In this climate of heady risk-aversion, so to speak, it seemed that most corporate bonds—even the bottom-tier performers—could do no wrong, as rising demand caused spreads to shrink dramatically. Spreads are the difference between the yields of essentially riskless Treasuries and risky bonds. The wider the spread, the greater the perceived risk. For investment-grade bonds, the yield spread against Treasuries had widened to almost 5 percentage points by March 31, but then it began a steady slide to end the half-year at slightly more than 2 percentage points. The spread for high-yield, or below-investment-grade, bonds narrowed from 15 percentage points above Treasuries in March to around 8 percentage points by July 31.

This enthusiasm for risk created some easy gains for your funds—we snapped up the “low-hanging fruit”—but we expect that effect to taper off. More important will be the skill of our traders and analysts, who have been doing an excellent job navigating these historically difficult markets. They’ve already met the challenge of matching the wave of incoming cash during the fiscal half-year, finding solid opportunities even in a market that wasn’t yet fully functioning, and doing so without diluting the funds’ credit-quality standards.

Management of the funds

The funds are well-diversified among corporate bonds—where we typically put the majority of our new cash to work—as well as commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), and, to a modest extent, high-yield assets. Excellent security selection among auto and credit-card ABS and AAA-rated CMBS gave a major boost to returns in the past six months. In addition, the funds’ duration, which is a measure of the sensitivity of bond prices to changes in yields, was kept shorter than those of their benchmark indexes. This positioning also augmented returns.

Robert F. Auwaerter, Principal

Gregory S. Nassour, CFA, Principal

Vanguard Fixed Income Group

August 11, 2009

Yields of U.S. Treasury Securities
	January 31,	July 31,
Maturity	2009	2009
2 years	0.95%	1.12%
3 years	1.34	1.60
5 years	1.87	2.54
10 years	2.84	3.50
30 years	3.60	4.31

Source: Vanguard.

For the Long-Term Investment-Grade Fund

The investment environment

Vanguard Long-Term Investment-Grade Fund invests primarily in corporate bonds with maturities of 10 to 30 years. The fund’s returns are affected by the direction of interest rates and by economic conditions, which also influence the creditworthiness of the issuers of corporate bonds.

Although valuations are no longer as attractive as they were at the start of the year, we continue to have a positive outlook for the investment-grade corporate market. From a fundamental perspective, the economy has improved and the behavior of companies generally remains favorable for bondholders. Rather than assuming additional debt, chief executives are more willing and able to raise equity to support their capital structures. Further benefit has come from the significant amount of cash that investors poured into the investment-grade corporate market during the half-year.

The economic environment continues to face a number of headwinds, though. The U.S. consumer remains highly leveraged, and household finances are still considered weak. Although government programs have helped to reopen the securitization markets, issuance is unlikely to rebound to its recent highs, and bank lending has yet to fill the gap. Commercial real estate could also develop into a more significant headache for the economy, particularly if the deterioration of that sector causes significant losses for smaller regional banks.

The fund’s successes

The fund’s total return was improved by the tightening of credit spreads, which more than offset the rise in Treasury rates during the six-month period. Credit spreads narrowed materially as demand surged in tandem with the improvements in risk appetite and the economic outlook. The fund’s underweighting in lower-yielding sovereign and supra-national issuers and its allocation to BBB-rated issuers both enhanced its performance relative to the benchmark index.

The fund’s shortfalls

In 2007 and throughout 2008, the fund shifted its emphasis from corporate bonds toward debt issued by the U.S. Treasury and U.S. government agencies. Treasuries outperformed in 2008, but so far this year their total returns have been negative. Investors’ increasing appetite for risk, combined with growing concerns about the supply of debt necessary to finance the myriad new government programs, drove Treasury yields higher during the period. Over the last six months, riskier sectors of the market have performed much better than the more liquid Treasury and government sectors. The fund’s allocation to the latter sectors detracted from relative performance. For the six-month period, the fund modestly trailed the benchmark index’s return.

The fund’s positioning

The fund‘s position in long-term investment-grade bonds with excellent call protection should contribute to its income stability. The major risks to the fund are a rise in long-term interest rates, a widening in corporate bond risk premiums, or both.

Our outlook for the corporate bond market remains positive. However, we do not expect performance to be as strong in the second half of the fiscal year as it was in the first half. Corporate bond valuations continue to reflect higher default rates than we anticipated, and we believe that spreads will grind tighter through year-end. The economy is showing signs of a recovery, and we believe that the risk of a severe and prolonged global recession has dissipated. In addition, corporate earnings have been higher than expected. That said, problems remain, including a sluggish housing market, rising unemployment, and a weak commercial real estate market. These factors, combined with the rapid improvement in corporate bond valuations so far in 2009, lead us to believe that corporate bonds’ potential outperformance relative to Treasuries will be more modest going forward.

In this environment, we favor bonds of higher-yielding financial institutions, such as large money-center banks and insurance companies that we believe will continue to benefit from government support and stabilizing financial markets. We have reduced our exposure to lower-yielding Treasury and agency bonds following their outperformance. Lastly, we remain underweighted in bonds that are highly dependent on discretionary consumer spending.

The fund generally purchases bonds of large, well-established companies with stable operating histories. We do not own foreign bonds denominated in non-U.S. currencies.

Lucius T. Hill III, Senior Vice President and Fixed Income Portfolio Manager

Wellington Management Company, LLP

August 13, 2009

For the High-Yield Corporate Fund

The investment environment

Credit markets rebounded sharply over the past six months as investors discounted the depression scenario from the range of likely outcomes. Abundant demand drove high-yield bond prices upward.

High-yield mutual funds, which at the beginning of the calendar year represented about 16% of the overall high-yield market, had taken in about $12 billion of net cash through June, which they then needed to invest in the high-yield market. Demand was strong from other buyers as well, including pension funds and traditional equity-oriented funds. As a result, average bond prices rose from $61 at year-end to $85 on July 31. The risk premium of the high-yield market, as measured by the spread over U.S. Treasuries of comparable maturities, narrowed from 1,796 basis points at year-end to 909 basis points on July 31. Yields in this market fell from 19.4% to 11.5%.

After minimal issuance of $8 billion in the first calendar quarter of 2009 (down 30% from the same period in 2008), high-yield issuers were quick to take advantage of the improved conditions they saw in the following quarter. Second-quarter issuance was nearly $40 billion, the most since the leveraged-buyout boom in mid-2007.

However, the composition of new supply is vastly different than in 2007. Nearly all of the $50 billion of high-yield issuance year-to-date through July has been in higher ratings categories. In fact, just $1.5 billion, or 3%, of that issuance was rated Caa or below, although securities with those ratings make up 27% of the overall high-yield market; and only about half of the proceeds were intended for acquisitions or for dividends to shareholders. Further, and perhaps most important, nearly 40% of issuance during the six months ended June was sweetened with security of some kind, the highest ratio in the previous 14 years. These trends continued in July, with another $9 billion of new issuance, 28% of which has been secured.

Normally, high-yield bonds are issued on an unsecured basis. Indeed, in times of looser credit, high-yield bonds were sometimes issued on a junior subordinated basis, just one step ahead of common equity in any claim on corporate assets. Today, however, given the massive refinancing hurdles that lie ahead, issuers are looking to reduce their dependence on the syndicated bank loan market. Part of the solution has been issuance of secured high-yield bonds.

Nearly $600 billion of syndicated bank loans are expected to mature between 2012 and 2014, an amount that dwarfs the ten-year loan repayment experience prior to the credit bubble. While this amount would be difficult to refinance even in a normal credit environment, conditions are worse today. The global banking industry is deleveraging, and credit standards are still tightening broadly. Thus, issuers are not counting on the loan market to refinance their secured obligations. To reduce the face amount of their liabilities, resourceful issuers, and those with flexible capital structures, have employed strategies such as below-par tenders and below-par exchanges. Because these options are not available to most, many of the remaining high-yield issuers have been willing to pay higher interest and to pledge security in order to reduce their refinancing risk. In this environment, we have identified many attractive opportunities for the portfolio consistent with our investment philosophy.

With capital more easily available and the economy appearing to strengthen somewhat, market participants have lowered their consensus expectation for high-yield defaults. To be sure, the stock market’s climb has proven to be a significant boon to certain high-yield issuers. Several publicly owned, high-

quality issuers of below-investment-grade bonds were successful at selling new equity during the second-quarter rally. The resulting injection of new cash reduced these issuers’ risk of bankruptcy and lowered their credit spreads. Moody’s Investors Service now believes that the default rate will peak in the second half of 2009 at an annualized rate of just under 13% (down from 15% a year earlier ) and decline thereafter to 6% by mid-2010. J.P. Morgan has also reduced its default expectations from 12% in 2009 and 10% in 2010 to 9% and 7%, respectively.

Nonetheless, we remain concerned about the underlying economic environment for high-yield bonds. Companies of low credit quality continue to face a difficult climb; they will need to endure a long-term environment of lower economic activity while being saddled with broken capital structures. These capital structures had been put in place in anticipation of an environment of robust growth, tight credit spreads, and adequate free cash flow generation. As none of these is likely to occur in the foreseeable future, many high-yield issuers are at the mercy of their secured lenders for relief.

However, we are cautious regarding banks’ willingness to continue to amend and extend corporate loans. We believe that a significant default rate among borrowers of low credit quality is unavoidable and that significant default losses will continue

(average recoveries by unsecured bond-holders have been around 20% so far in 2009). In our view, the lower-quality segments of the market remain fundamentally challenged.

The portfolio’s successes

Compared with the benchmark index, the portfolio was helped by its overweighting of the pharmaceutical sector and its underweighting of the auto, paper, and technology sectors. Security selection in the transportation sector also added to returns.

The portfolio’s shortfalls

The portfolio’s six-month return of not quite 20% lagged the benchmark return of slightly more than 30%. Our higher-quality bias hurt relative performance, as did the portfolio’s underweightings in the financial and retail sectors and overweightings in the utilities and health care sectors. Holdings in cash and Treasuries also hurt us in relative terms. Though our investment style was unchanged, the portfolio experienced four defaults in the period.

The portfolio’s positioning

The portfolio remains consistent in its strategy, maintaining a meaningful exposure to relatively higher-quality bonds in the high-yield market. We believe these securities have more dependable business operations and more predictable cash flows than those at the lower end of the spectrum.

Our preference for higher-quality securities reflects our desire to minimize defaults and to provide stable income. Given our view that credit availability will remain restricted and that corporate defaults will rise, we believe this positioning is appropriate going forward. We continue to diversify the fund’s holdings by issuer and industry. We also continue to avoid non-cash-paying securities and equity-linked securities, such as convertibles, because of their potential volatility.

Michael L. Hong, CFA, Vice President and Fixed Income Portfolio Manager

Wellington Management Company, LLP

August 12, 2009

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for each fund.*

The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

Short-Term Investment-Grade Fund, Intermediate-Term Investment Grade Fund, Long-Term
Investment-Grade Fund, High-Yield Corporate Fund*
		Percentage
Trustee	For	Withheld	For
John J. Brennan	7,537,603,595	159,995,552	97.9%
Charles D. Ellis	7,468,323,919	229,275,228	97.0%
Emerson U. Fullwood	7,503,727,508	193,871,639	97.5%
Rajiv L. Gupta	7,525,623,343	171,975,803	97.8%
Amy Gutmann	7,522,220,048	175,379,099	97.7%
JoAnn Heffernan Heisen	7,527,845,268	169,753,879	97.8%
F. William McNabb III	7,538,221,054	159,378,093	97.9%
André F. Perold	7,498,307,575	199,291,572	97.4%
Alfred M. Rankin, Jr.	7,530,683,394	166,915,753	97.8%
Peter F. Volanakis	7,537,565,751	160,033,396	97.9%
* Results are for all funds within the same trust.

Proposal 2—Update and standardize the funds’ fundamental policies regarding:

(a) Purchasing and selling real estate.

(b) Issuing senior securities.

(c) Borrowing money.

(d) Making loans.

(e) Purchasing and selling commodities.

(f) Concentrating investments in a particular industry or group of industries.

(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Short-Term Investment-Grade Fund
2a	1,328,829,929	16,539,921	39,711,690	196,369,679	84.0%
2b	1,328,718,539	18,305,793	38,057,208	196,369,679	84.0%
2c	1,304,262,753	17,352,680	63,466,110	196,369,675	82.5%
2d	1,307,860,812	16,507,419	60,713,305	196,369,683	82.7%
2e	1,315,721,253	16,933,294	52,426,995	196,369,678	83.2%
2f	1,326,683,739	17,353,967	41,043,837	196,369,676	83.9%
2g	1,334,955,617	17,830,653	32,295,267	196,369,681	84.4%

Intermediate-Term Investment-Grade Fund
2a	722,587,733	9,627,713	15,434,901	85,803,277	86.7%
2b	722,115,099	9,862,458	15,672,788	85,803,280	86.6%
2c	708,059,488	10,001,132	29,589,721	85,803,283	85.0%
2d	710,677,308	9,295,376	27,677,659	85,803,281	85.3%
2e	717,235,779	9,145,820	21,268,742	85,803,283	86.1%
2f	720,742,271	9,651,727	17,256,345	85,803,281	86.5%
2g	722,084,709	10,113,222	15,452,411	85,803,282	86.6%

Long-Term Investment-Grade Fund
2a	479,276,584	10,384,760	16,903,679	35,378,950	88.4%
2b	478,637,263	11,135,856	16,791,905	35,378,949	88.3%
2c	474,646,562	10,894,318	21,024,146	35,378,947	87.6%
2d	475,391,043	11,182,504	19,991,476	35,378,950	87.7%
2e	474,051,373	10,871,149	21,642,500	35,378,950	87.5%
2f	476,768,582	11,016,489	18,779,951	35,378,950	88.0%
2g	482,620,821	10,745,920	13,198,281	35,378,951	89.1%

High-Yield Corporate Fund
2a	1,143,174,557	19,209,271	43,880,385	124,450,302	85.9%
2b	1,141,465,415	22,031,691	42,767,105	124,450,303	85.8%
2c	1,127,115,997	20,719,323	58,428,891	124,450,303	84.7%
2d	1,132,826,119	21,710,784	51,727,305	124,450,306	85.1%
2e	1,122,517,636	20,295,854	63,450,722	124,450,302	84.4%
2f	1,134,400,465	21,598,573	50,265,170	124,450,306	85.2%
2g	1,146,871,681	20,779,154	38,613,373	124,450,305	86.2%

Short-Term Investment-Grade Fund

Fund Profile

As of July 31, 2009

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	975	1,393	8,820
Yield[3]		3.9%	3.9%
Investor Shares	3.4%
Admiral Shares	3.5%
Institutional Shares	3.6%
Yield to Maturity	3.9%[4]	3.9%	3.9%
Average Coupon	4.0%	5.4%	4.9%
Average Effective
Maturity	2.6 years	3.1 years	6.8 years
Average Quality[5]	Aa3	A1	Aa1
Average Duration	2.0 years	2.8 years	4.3 years
Expense Ratio[6]		—	—
Investor Shares	0.26%
Admiral Shares	0.14%
Institutional Shares	0.09%
Short-Term Reserves	8.2%	—	—

Sector Diversification[7] (% of portfolio)

Asset-Backed/Commercial
Mortgage-Backed	22.8%
Finance	26.8
Foreign	1.1
Government Mortgage-Backed	2.0
Industrial	25.1
Treasury/Agency	6.9
Utilities	4.8
Other	2.3
Short-Term Reserves	8.2

Volatility Measures[8]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.84	0.28
Beta	0.80	0.53

Distribution by Credit Quality[5] (% of portfolio)

Aaa	34.8%
Aa	14.6
A	25.4
Baa	15.8
Ba	0.7
B	0.1
Other	8.6

Distribution by Maturity (% of portfolio)

Under 1 Year	21.6%
1–3 Years	43.0
3–5 Years	30.1
Over 5 Years	5.3

Investment Focus

1 Barclays Capital U.S. 1–5 Year Credit Bond Index.

2Barclays Capital U.S. Aggregate Bond Index.

3 30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible dates.

4 Before expenses.

5 Moody’s Investors Service.

6 The expense ratios shown are from the prospectuses dated May 29, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended July 31, 2009, the fund’s annualized expense ratios were 0.26% for Investor Shares, 0.14% for Admiral Shares, 0.09% for Institutional shares.

7 The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

8 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

Short-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 1999–July 31, 2009
				Barclays
	Investor Shares			Capital[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
2000	–3.4%	6.2%	2.8%	1.5%
2001	2.6	7.1	9.7	10.7
2002	0.6	6.3	6.9	8.3
2003	–0.4	5.4	5.0	8.7
2004	0.3	4.0	4.3	5.6
2005	–1.7	3.4	1.7	1.9
2006	–1.2	3.6	2.4	1.5
2007	0.4	4.6	5.0	4.7
2008	2.1	5.1	7.2	7.9
2009	–8.8	4.4	–4.4	–1.2
2010[2]	5.7	2.3	8.0	7.4

Average Annual Total Returns: Periods Ended June 30, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares[3]	10/29/1982	1.98%	3.58%	–0.40%	4.97%	4.57%
Admiral Shares	2/12/2001	2.09	3.69	–0.57[4]	4.72[4]	4.15[4]
Institutional Shares	9/30/1997	2.14	3.72	–0.40	5.11	4.71

1 Barclays Capital U.S. 1–5 Year Credit Bond Index.

2 Six months ended July 31, 2009.

3 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

4 Return since inception.

Note: See Financial Highlights tables for dividend and capital gains information.

Short-Term Investment-Grade Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary

As of July 31, 2009

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
1	U.S. Treasury Note	0.875%	2/28/11	523,115	522,869	1.9%
	U.S. Treasury Note	1.250%	11/30/10	256,360	258,124	1.0%
	U.S. Treasury Note	1.375%	2/15/12	234,500	234,354	0.9%
	U.S. Treasury Note	1.875%	6/15/12	100,000	100,891	0.4%
	U.S. Treasury Note	2.625%	6/30/14	95,809	96,408	0.4%
	U.S. Treasury Note	2.750%	10/31/13	88,000	89,939	0.3%
^	U.S. Treasury Note	1.375%–3.625%	2/15/10–3/15/12	91,383	92,362	0.3%
					1,394,947	5.2%

Agency Notes †					67,680	0.2%

Conventional Mortgage-Backed Securities
2,3	Federal National
	Mortgage Assn.	5.000%–7.500%	10/1/11–8/1/39	91,103	94,860	0.4%
	Conventional Mortgage-
	Backed Securities—Other †				169,029	0.6%
					263,889	1.0%
Nonconventional Mortgage-Backed Securities
2,3	Federal National
	Mortgage Assn.	2.800%–5.584%	7/1/32–8/1/37	169,780	173,840	0.6%
	Nonconventional Mortgage-
	Backed Securities—Other †				94,742	0.4%
					268,582	1.0%
Total U.S. Government and Agency Obligations (Cost $1,983,796)					1,995,098	7.4%
Corporate Bonds
Asset-Backed/Commercial Mortgage-Backed Securities
3,4	Bank of America
	Credit Card Trust	1.488%	12/16/13	168,200	166,809	0.6%
3,4	Bank of America
	Credit Card Trust	0.988%	12/15/14	106,000	102,706	0.4%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
3	Bank of America
	Credit Card Trust	0.288%–4.720%	4/15/13–4/15/14	141,895	139,309	0.5%
[3,4,5]	BMW Floorplan
	Master Owner Trust	0.287%	9/17/11	107,500	107,180	0.4%
3	BMW Vehicle Lease Trust	2.910%	3/15/12	110,500	110,972	0.4%
3	Capital One Multi-Asset
	Execution Trust	3.200%	4/15/14	159,000	160,159	0.6%
3,4	Capital One Multi-Asset
	Execution Trust	0.318%	3/17/14	129,375	125,377	0.5%
3,4	Capital One Multi-Asset
	Execution Trust	0.368%	12/16/19	130,000	110,314	0.4%
3	Capital One Multi-Asset
	Execution Trust	0.318%–5.300%	7/16/12–6/17/19	186,925	182,228	0.7%
3	Chase Issuance Trust	4.650%	3/15/15	164,000	170,403	0.6%
3	Chase Issuance Trust	5.400%	7/15/15	80,000	84,990	0.3%
3	Chase Issuance Trust	0.308%–4.960%	9/17/12–9/15/15	260,887	258,267	1.0%
3	Citibank Credit Card
	Issuance Trust	4.850%	4/22/15	216,700	225,106	0.9%
3	Citibank Credit Card
	Issuance Trust	4.900%	6/23/16	83,000	86,408	0.3%
3,4	Citibank Credit Card
	Issuance Trust	0.538%	12/17/14	87,300	83,476	0.3%
3	Citibank Credit Card
	Issuance Trust	0.359%–5.650%	10/22/12–5/20/20	236,760	234,566	0.9%
[3,4,5]	Citibank Omni Master Trust	2.388%	5/16/16	89,500	90,421	0.3%
3	Discover Card Master Trust	5.650%	12/15/15	79,100	82,190	0.3%
3	Ford Credit Auto
	Owner Trust	2.790%	8/15/13	104,500	104,864	0.4%
3	Ford Credit Auto
	Owner Trust	4.280%	5/15/12	91,500	93,465	0.4%
3	Ford Credit Auto
	Owner Trust	2.038%–5.250%	11/15/10–7/15/14	156,521	159,911	0.6%
[3,4,5]	Golden Credit Card Trust	1.288%	7/15/17	91,100	85,449	0.3%
3	Morgan Stanley Capital I	5.649%	6/11/42	81,050	76,715	0.3%
[3,4,5]	Nordstrom Private Label
	Credit Card Master Trust	0.348%	5/15/15	93,000	83,104	0.3%
3	USAA Auto Owner Trust	3.020%	6/17/13	79,000	80,270	0.3%
	USAA Auto Owner Trust	4.160%–4.710%	4/16/12–2/18/14	211,008	217,427	0.8%
3	Volkswagen Auto Loan
	Enhanced Trust	5.470%	3/20/13	92,350	97,681	0.4%
5	Asset-Backed/Commercial
	Mortgage-Backed
	Securities—Other †				2,963,808	11.1%
					6,483,575	24.3%
Finance
	Banking
3	Bank of America Capital Trust XIV	5.630%	12/31/49	63,943	36,448	0.1%
6	Bank of America Corp.	2.100%	4/30/12	106,000	106,686	0.4%
	Bank of America Corp.	1.116%–5.375%	8/2/10–9/11/12	120,231	123,754	0.5%
4,5	Bank of Scotland PLC	0.689%	12/8/10	89,800	83,192	0.3%
	BB&T Corp.	3.850%	7/27/12	90,000	91,046	0.3%
	Bear Stearns Cos., LLC	6.950%	8/10/12	121,400	134,913	0.5%
	Bear Stearns Cos., LLC	0.718%–5.350%	9/9/09–2/1/12	102,028	103,286	0.4%
6	Citigroup Funding, Inc.	2.000%	3/30/12	40,000	40,221	0.2%
	Citigroup, Inc.	2.125%–6.500%	1/18/11–11/21/17	292,145	289,364	1.1%
	Countrywide Financial Corp.	5.800%	6/7/12	6,800	7,004	0.0%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
4,5	Credit Agricole	0.714%	5/28/10	93,750	92,655	0.3%
	Credit Suisse
	First Boston USA, Inc.	1.083%–6.500%	8/15/10–1/15/14	141,273	147,695	0.6%
	Credit Suisse New York	3.450%	7/2/12	103,000	104,263	0.4%
	Credit Suisse New York	5.000%–5.500%	5/15/13–5/1/14	121,335	128,860	0.5%
	Fleet Financial Group	7.375%	12/1/09	5,000	5,092	0.0%
	HSBC Bank PLC	6.950%	3/15/11	17,812	18,461	0.1%
	HSBC Bank USA	0.759%–3.875%	9/15/09–12/14/09	77,000	77,091	0.3%
	JPMorgan Chase & Co.	5.375%	10/1/12	72,565	78,360	0.3%
	JPMorgan Chase & Co.	4.600%–7.900%	1/17/11–12/29/49	152,651	155,475	0.6%
	Merrill Lynch & Co., Inc.	0.867%–6.050%	2/5/10–2/5/13	186,733	186,521	0.7%
4	Morgan Stanley	0.789%	1/15/10	100,900	100,374	0.4%
	Morgan Stanley	3.250%–6.750%	1/21/11–4/1/18	247,837	261,888	1.0%
5	Rabobank Nederland NV	4.200%	5/13/14	80,360	81,783	0.3%
4,5	Santander U.S. Debt, S.A.
	Unipersonal	0.697%	11/20/09	88,100	87,249	0.3%
	Wachovia Bank NA	4.800%–7.800%	8/18/10–8/15/15	71,600	72,678	0.3%
3	Wachovia Capital Trust III	5.800%	3/15/11	27,485	17,865	0.1%
	Wachovia Corp.	0.639%–5.500%	6/1/10–5/1/13	159,492	165,397	0.6%
7	Washington Mutual Bank	5.550%–6.875%	6/16/10–6/15/11	30,948	2,531	0.0%
	Washington Mutual
	Finance Corp.	6.875%	5/15/11	5,975	6,165	0.0%
	Wells Fargo & Co.	4.200%–5.300%	1/15/10–1/31/13	137,470	141,748	0.5%
	Wells Fargo Bank NA	4.750%–6.450%	2/1/11–2/9/15	87,750	90,916	0.3%
	Wells Fargo Financial, Inc.	5.500%	8/1/12	5,650	5,960	0.0%
5	Banking—Other †				1,783,164	6.7%
	Brokerage †				69,109	0.2%
	Finance Companies
	General Electric
	Capital Corp.	5.250%	10/19/12	114,658	120,311	0.5%
	General Electric
	Capital Corp.	1.016%–6.375%	5/10/10–11/15/67	319,537	325,204	1.2%
3	HSBC Finance
	Capital Trust IX	5.911%	11/30/35	5,000	2,750	0.0%
	HSBC Finance Corp.	6.375%	10/15/11	101,295	106,457	0.4%
	HSBC Finance Corp.	5.250%	1/14/11	89,775	92,199	0.3%
	HSBC Finance Corp.	5.900%	6/19/12	86,258	90,168	0.3%
	HSBC Finance Corp.	4.625%–6.750%	9/15/10–1/15/14	154,595	159,897	0.6%
5	Finance Companies—Other †				284,580	1.1%
	Insurance
4,5	MassMutual Global Funding II	0.569%	4/21/11	117,100	113,273	0.4%
5	Insurance—Other †				922,043	3.5%
	Other Finance †				70,029	0.3%
	Real Estate Investment Trusts
	Arden Realty LP	5.200%	9/1/11	7,700	7,966	0.0%
5	Real Estate Investment
	Trusts—Other †				321,875	1.2%
					7,513,966	28.1%
Industrial
5	Basic Industry †				325,082	1.2%
	Capital Goods
	Caterpillar Financial
	Services Corp.	5.750%	2/15/12	73,500	77,822	0.3%
4	Caterpillar Financial Services Corp.	1.006%	8/11/09	74,100	74,105	0.3%
5	Capital Goods—Other †				650,594	2.4%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Communication
	AT&T Inc.	1.116%–7.300%	2/5/10–11/15/13	121,418	130,467	0.5%
	AT&T Wireless	7.875%–8.125%	3/1/11–5/1/12	107,489	118,418	0.4%
	British Telecommunications PLC	9.125%	12/15/10	68,983	74,404	0.3%
	Cingular Wireless LLC	6.500%	12/15/11	30,205	32,963	0.1%
	France Telecom	7.750%	3/1/11	112,587	122,576	0.5%
3	NYNEX Corp.	9.550%	5/1/10	2,104	2,207	0.0%
	Telefonica Emisiones SAU	5.984%	6/20/11	112,390	119,995	0.5%
	Verizon
	Communications Inc.	4.350%–5.500%	2/15/13–2/15/18	57,075	60,605	0.2%
	Verizon Global
	Funding Corp.	6.875%–7.375%	12/1/10–9/1/12	74,155	80,969	0.3%
5	Verizon Wireless
	Capital LLC	3.750%	5/20/11	139,243	142,950	0.5%
5	Verizon Wireless
	Capital LLC	5.250%–7.375%	2/1/12–2/1/14	70,600	77,446	0.3%
5	Communication—Other †				735,939	2.8%
5	Consumer Cyclical †				776,786	2.9%
5	Consumer Noncyclical †				1,409,676	5.3%
5	Energy †				627,635	2.3%
	Technology
4	Oracle Corp.	0.966%	5/14/10	93,775	93,814	0.4%
	Technology—Other †				439,828	1.6%
5	Transportation †				345,747	1.3%
					6,520,028	24.4%
Utilities
5	Electric †				726,032	2.7%
5	Natural Gas †				423,057	1.6%
					1,149,089	4.3%
Total Corporate Bonds (Cost $21,932,742)					21,666,658	81.1%
[5]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $286,352) †					286,540	1.1%
Taxable Municipal Bonds (Cost $130,112) †					127,695	0.5%
Tax-Exempt Municipal Bonds (Cost $53,550) †					53,560	0.2%
Convertible Preferred Stocks (Cost $29,160) †					41	0.0%

				Shares
Preferred Stocks
	Fannie Mae	5.948%		934,000	1,214	0.0%
	General Electric Capital Corp.	6.450%		300,000	7,110	0.0%
	Southern California Edison Co.	5.349%		1,234,390	101,209	0.4%
	Preferred Stocks—Other †				40,063	0.2%
Total Preferred Stocks (Cost $209,181)					149,596	0.6%
Temporary Cash Investment
8	Vanguard Market Liquidity Fund
	(Cost $1,914,992)	0.335%		1,914,991,596	1,914,992	7.2%
Total Investments (Cost $26,539,885)					26,194,180	98.1%
Other Assets and Liabilities
Other Assets					706,574	2.6%
Liabilities					(193,298)	(0.7%)
					513,276	1.9%
Net Assets					26,707,456	100.0%

Short-Term Investment-Grade Fund

At July 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	27,241,783
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(207,266)
Unrealized Appreciation (Depreciation)
Investment Securities	(345,705)
Futures Contracts	(6,079)
Swap Contracts	24,723
Net Assets	26,707,456

Investor Shares—Net Assets
Applicable to 1,197,502,310 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	12,419,227
Net Asset Value Per Share—Investor Shares	$10.37

Admiral Shares—Net Assets
Applicable to 1,223,821,466 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	12,692,182
Net Asset Value Per Share—Admiral Shares	$10.37

Institutional Shares—Net Assets
Applicable to 153,896,525 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,596,047
Net Asset Value Per Share—Institutional Shares	$10.37

•	See Note A in Notes to Financial Statements.

† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

^	Securities with a value of $4,275,000 have been segregated as collateral for open swap contracts.

1 Securities with a value of $17,992,000 have been segregated as initial margin for open futures contracts.

2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.

3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

4 Adjustable-rate security.

5 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2009, the aggregate value of these securities was $3,148,075,000, representing 11.8% of net assets.

6 Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the Temporary Liquidity Guarantee Program.

7 Non-income-producing security—security in default.

8 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Statement of Operations

Six Months Ended
July 31, 2009
($000)
Investment Income
Income
Dividends	5,632
Interest[1]	473,621
Security Lending	2
Total Income	479,255
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,319
Management and Administrative—Investor Shares	11,233
Management and Administrative—Admiral Shares	5,109
Management and Administrative—Institutional Shares	284
Marketing and Distribution—Investor Shares	1,410
Marketing and Distribution—Admiral Shares	1,264
Marketing and Distribution—Institutional Shares	164
Custodian Fees	160
Auditing Fees	1
Shareholders’ Reports and Proxies—Investor Shares	353
Shareholders’ Reports and Proxies—Admiral Shares	56
Shareholders’ Reports and Proxies—Institutional Shares	—
Trustees’ Fees and Expenses	22
Total Expenses	21,375
Net Investment Income	457,880
Realized Net Gain (Loss)
Investment Securities Sold	(107,733)
Futures Contracts	31,417
Swap Contracts	38,348
Realized Net Gain (Loss)	(37,968)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,388,830
Futures Contracts	(12,789)
Swap Contracts	(20,222)
Change in Unrealized Appreciation (Depreciation)	1,355,819
Net Increase (Decrease) in Net Assets Resulting from Operations	1,775,731

1 Interest income from an affiliated company of the fund was $2,123,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2009	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	457,880	913,371
Realized Net Gain (Loss)	(37,968)	114,497
Change in Unrealized Appreciation (Depreciation)	1,355,819	(1,901,546)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,775,731	(873,678)
Distributions
Net Investment Income
Investor Shares	(226,577)	(508,706)
Admiral Shares	(223,289)	(408,723)
Institutional Shares	(26,180)	(23,484)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Total Distributions	(476,046)	(940,913)
Capital Share Transactions
Investor Shares	2,241,555	(634,682)
Admiral Shares	3,858,785	608,874
Institutional Shares	524,147	568,470
Net Increase (Decrease) from Capital Share Transactions	6,624,487	542,662
Total Increase (Decrease)	7,924,172	(1,271,929)
Net Assets
Beginning of Period	18,783,284	20,055,213
End of Period	26,707,456	18,783,284

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2009	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$9.81	$10.76	$10.54	$10.50	$10.63	$10.81
Investment Operations
Net Investment Income	.206	.477	.520	.479	.389	.355
Net Realized and Unrealized Gain (Loss)
on Investments	.567	(.936)	.216	.031	(.135)	(.173)
Total from Investment Operations	.773	(.459)	.736	.510	.254	.182
Distributions
Dividends from Net Investment Income	(.213)	(.491)	(.516)	(.470)	(.384)	(.362)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.213)	(.491)	(.516)	(.470)	(.384)	(.362)
Net Asset Value, End of Period	$10.37	$9.81	$10.76	$10.54	$10.50	$10.63

Total Return[1]	7.98%	–4.35%	7.17%	4.96%	2.44%	1.71%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,419	$9,557	$11,201	$10,364	$10,414	$13,049
Ratio of Total Expenses to
Average Net Assets	0.26%[2]	0.21%	0.21%	0.21%	0.21%	0.18%
Ratio of Net Investment Income to
Average Net Assets	4.09%[2]	4.65%	4.91%	4.55%	3.68%	3.31%
Portfolio Turnover Rate	63%[2]	49%	48%	43%	31%	37%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2009	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$9.81	$10.76	$10.54	$10.50	$10.63	$10.81
Investment Operations
Net Investment Income	.212	.487	.532	.490	.400	.363
Net Realized and Unrealized Gain (Loss)
on Investments	.567	(.936)	.216	.031	(.135)	(.173)
Total from Investment Operations	.779	(.449)	.748	.521	.265	.190
Distributions
Dividends from Net Investment Income	(.219)	(.501)	(.528)	(.481)	(.395)	(.370)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.219)	(.501)	(.528)	(.481)	(.395)	(.370)
Net Asset Value, End of Period	$10.37	$9.81	$10.76	$10.54	$10.50	$10.63

Total Return	8.04%	–4.26%	7.29%	5.07%	2.55%	1.79%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,692	$8,225	$8,403	$6,993	$6,733	$4,254
Ratio of Total Expenses to
Average Net Assets	0.14%[1]	0.11%	0.10%	0.10%	0.10%	0.11%
Ratio of Net Investment Income to
Average Net Assets	4.21%[1]	4.75%	5.02%	4.66%	3.79%	3.38%
Portfolio Turnover Rate	63%[1]	49%	48%	43%	31%	37%

1 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Institutional Shares
	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2009	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$9.81	$10.76	$10.54	$10.50	$10.63	$10.81
Investment Operations
Net Investment Income	.214	.491	.535	.493	.404	.366
Net Realized and Unrealized Gain (Loss)
on Investments	.567	(.936)	.216	.031	(.135)	(.173)
Total from Investment Operations	.781	(.445)	.751	.524	.269	.193
Distributions
Dividends from Net Investment Income	(.221)	(.505)	(.531)	(.484)	(.399)	(.373)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.221)	(.505)	(.531)	(.484)	(.399)	(.373)
Net Asset Value, End of Period	$10.37	$9.81	$10.76	$10.54	$10.50	$10.63

Total Return	8.07%	–4.22%	7.32%	5.11%	2.58%	1.81%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,596	$1,002	$451	$400	$517	$891
Ratio of Total Expenses to
Average Net Assets	0.09%[1]	0.07%	0.07%	0.07%	0.07%	0.08%
Ratio of Net Investment Income to
Average Net Assets	4.26%[1]	4.79%	5.05%	4.69%	3.82%	3.41%
Portfolio Turnover Rate	63%[1]	49%	48%	43%	31%	37%

1 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Short-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers three classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and service criteria and invest a minimum of $50 million.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Swap Contracts: The fund may invest in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific bond issuer. The fund has sold credit protection through credit default swaps, to simulate investments in long bond positions that are either unavailable or considered to be less attractively priced in the bond market. The fund has also purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount. If the swap is cash settled, the

Short-Term Investment-Grade Fund

seller agrees to pay the buyer the difference between the notional amount and the final price for debt instruments of the relevant reference entity, as determined either in a market auction for credit default swaps of such reference entity or pursuant to a pre-agreed upon valuation procedure.

The fund has also entered into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The fund is subject to credit risk through its investment in swap transactions to earn the total return on the Commercial Mortgage-Backed Securities (CMBS) Index. Under the terms of the swaps, the fund receives the total return (either receiving the increase or paying the decrease) on the CMBS index, applied to a notional principal amount. In return, the fund agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the fund invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract. The primary risks associated with selling credit protection are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A primary risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the fund. The fund’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty, and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

4. Mortgage Dollar Rolls: The fund has entered into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations to deliver purchased securities.

Short-Term Investment-Grade Fund

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended January 31, 2006–2009) and for the period ended July 31, 2009, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2009, the fund had contributed capital of $5,798,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 2.32% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Short-Term Investment-Grade Fund

The following table summarizes the fund’s investments as of July 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,995,098	—
Corporate Bonds	—	21,666,658	—
Sovereign Bonds	—	286,540	—
Taxable Municipal Bonds	—	127,695	—
Tax-Exempt Municipal Bonds	—	53,560	—
Convertible Preferred Stocks	41	—	—
Preferred Stocks	149,596	—	—
Temporary Cash Investments	1,914,992	—	—
Futures Contracts—Assets[1]	1,839	—	—
Futures Contracts—Liabilities[1]	(10,061)	—	—
Swap Contracts—Assets	—	37,248	—
Swap Contracts—Liabilities	—	(12,525)	—
Total	2,056,407	24,154,274	—
1 Represents variation margin on the last day of the reporting period.

D. At July 31, 2009, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	30,157	8,930	39,087
Liabilities	(15,830)	(6,756)	(22,586)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended July 31, 2009, were:

	Interest Rate	Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	31,417	—	31,417
Swap Contracts	37,710	638	38,348
Realized Net Gain (Loss) on Derivatives	69,127	638	69,765

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(12,789)	—	(12,789)
Swap Contracts	(22,474)	2,252	(20,222)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(35,263)	2,252	(33,011)

Short-Term Investment-Grade Fund

At July 31, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
5-Year U.S. Treasury Note	September 2009	(12,680)	1,463,054	(7,796)
2-Year U.S. Treasury Note	September 2009	4,401	953,160	3,055
10-Year U.S. Treasury Note	September 2009	(973)	114,115	(1,338)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At July 31, 2009, the fund had the following open swap contracts:

Credit Default Swaps
				Up-Front
				Premium	Periodic	Unrealized
			Notional	Received	Premium	Appreciation
Termination			Amount	(Paid)	Received	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(Paid)	($000)
Credit Protection Sold/
Moody’s Rating
Burlington Northern
Santa Fe Corp./Baa1	6/20/12	DBAG	18,400	—	0.400%	53
Johnson & Johnson/Aaa	9/20/12	GSCM	18,345	—	0.070%	(88)
Johnson & Johnson/Aaa	9/20/12	UBSAG	7,340	—	0.080%	(33)
Lloyds TBS Bank/Aa3	6/20/14	DBAG	12,900	—	1.550%	34
Royal Bank of Scotland
Group/Aa3	6/20/14	BOANA	19,320	—	1.800%	674
Credit Protection Purchased
Barclays Bank	3/20/10	BOANA	10,000	—	(2.450%)	(110)
Barclays Bank	6/20/10	BOANA	4,000	—	(1.680%)	(35)
Goldman Sachs & Co.	6/20/10	JPMC	13,000	(202)	(1.000%)	(187)
Wells Fargo	6/20/10	DBAG	11,000	(250)	(1.000%)	(250)
AT&T Inc.	6/20/13	GSCM	12,700	—	(1.040%)	(176)
Merrill Lynch	9/20/13	BOANA	14,700	—	(2.900%)	(658)
Banco Santander	6/20/14	BOANA	19,320	—	(1.680%)	(352)
BBVA Senior Finance	6/20/14	DBAG	12,900	—	(0.950%)	(153)
Citigroup Inc.	6/20/14	BOANA	34,200	(1,462)	(5.000%)	(4,714)
						(5,995)

1 BOANA—Bank of America NA.
DBAG—Deutsche Bank AG.
GSCM—Goldman Sachs Bank USA.
JPMC—JPMorgan Chase Bank.
UBSAG—UBS AG.

Short-Term Investment-Grade Fund

Interest Rate Swaps
			Fixed	Floating
			Interest	Interest	Unrealized
		Notional	Rate	Rate	Appreciation
		Amount	Received	Received	(Depreciation)
Termination Date	Counterparty[1]	($000)	(Paid)	(Paid)	($000)
5/18/10	BARC	48,900	2.550%	(0.850%)[2]	727
6/15/10	BARC	25,000	2.590%	(0.630%)[2]	404
9/30/10	BARC	725,214	3.440%	(0.600%)[2]	21,170
11/6/10	BARC	85,104	1.350%	(0.300%)[3]	554
11/6/10	BARC	85,104	1.350%	(0.300%)[3]	547
11/6/10	GSCM	85,104	1.360%	(0.300%)[3]	559
11/6/10	WFC	85,104	1.360%	(0.300%)[3]	562
11/15/10	WFC	29,300	1.080%	(0.290%)[3]	90
11/15/10	WFC	28,000	0.990%	(0.290%)[3]	54
12/15/10	WFC	17,550	1.020%	(0.290%)[3]	27
5/15/11	BOANA	123,735	1.560%	(0.290%)[3]	763
5/16/11	JPMC	5,640	1.090%	(0.290%)[3]	(12)
6/15/11	GSCM	6,700	1.320%	(0.290%)[3]	6
6/15/11	WFC	1,325	1.320%	(0.290%)[3]	1
7/15/11	JPMC	15,200	1.290%	(0.290%)[3]	(9)
7/15/11	WFC	16,700	1.320%	(0.290%)[3]	—
7/15/11	BARC	112,500	1.200%	(0.290%)[3]	(264)
7/15/11	GSCM	16,000	1.300%	(0.290%)[3]	(8)
7/15/11	WFC	7,800	1.300%	(0.290%)[3]	(4)
8/15/11	GSCM	840	1.580%	(0.880%)[2]	2
9/15/11	WFC	6,625	1.410%	(0.290%)[3]	(5)
9/15/11	BARC	15,796	1.400%	(0.290%)[3]	(14)
10/6/11	WFC	76,060	1.720%	(0.300%)[3]	391
10/6/11	BARC	76,060	1.720%	(0.300%)[3]	397
10/15/11	WFC	5,000	1.510%	(0.290%)[3]	1
11/15/11	GSCM	9,700	1.360%	(0.290%)[3]	(42)

Short-Term Investment-Grade Fund

Interest Rate Swaps
			Fixed	Floating
			Interest	Interest	Unrealized
		Notional	Rate	Rate	Appreciation
		Amount	Received	Received	(Depreciation)
Termination Date	Counterparty[1]	($000)	(Paid)	(Paid)	($000)
11/15/11	WFC	13,900	1.480%	(0.290%)[3]	(23)
11/15/11	WFC	2,250	1.500%	(0.290%)[3]	(2)
12/6/11	WFC	186,041	2.020%	(0.630%)[2]	1,363
2/15/12	BOANA	36,100	1.770%	(0.290%)[3]	46
4/16/12	WFC	5,075	1.990%	(0.510%)[2]	9
5/15/12	GSCM	89,500	1.900%	(0.290%)[3]	93
7/15/12	GSCM	41,000	1.730%	(0.290%)[3]	(269)
7/15/12	WFC	23,000	1.710%	(0.290%)[3]	(164)
8/20/12	WFC	29,300	1.770%	(0.290%)[3]	(212)
9/6/12	GSCM	88,130	2.070%	(0.300%)[3]	88
9/6/12	BOANA	88,130	2.070%	(0.300%)[3]	68
10/15/12	WFC	5,260	1.800%	(0.290%)[3]	(48)
10/20/12	BARC	19,100	1.760%	(0.290%)[3]	(206)
11/15/12	WFC	6,650	1.900%	(0.290%)[3]	(50)
11/15/12	BARC	13,205	1.950%	(0.290%)[3]	(78)
12/6/12	BARC	94,300	2.330%	(0.630%)[2]	189
12/15/12	BOANA	11,000	2.210%	(0.400%)[2]	(23)
12/17/12	BARC	7,900	2.380%	(0.290%)[3]	51
12/17/12	BOANA	87,300	2.030%	(0.290%)[3]	(421)
2/15/13	WFC	3,900	1.960%	(0.290%)[3]	(40)
3/15/13	WFC	2,400	2.100%	(0.290%)[3]	(16)
3/15/13	WFC	6,600	2.170%	(0.290%)[3]	(28)

Short-Term Investment-Grade Fund

Interest Rate Swaps
			Fixed	Floating
			Interest	Interest	Unrealized
		Notional	Rate	Rate	Appreciation
		Amount	Received	Received	(Depreciation)
Termination Date	Counterparty[1]	($000)	(Paid)	(Paid)	($000)
3/15/13	BARC	11,750	2.380%	(0.280%)[3]	35
6/15/13	GSCM	9,300	2.350%	(0.290%)[3]	(24)
7/15/13	BARC	10,000	2.530%	(0.290%)[3]	29
9/15/13	WFC	49,000	2.330%	(0.630%)[2]	(538)
9/16/13	GSCM	16,750	2.290%	(0.620%)[2]	(208)
11/17/13	JPMC	7,695	2.170%	(0.290%)[3]	(129)
12/1/13	GSCM	43,112	2.580%	(0.670%)[2]	(180)
12/1/13	WFC	128,237	2.580%	(0.670%)[2]	(527)
12/1/13	GSCM	128,237	2.580%	(0.670%)[2]	(501)
3/6/14	GSCM	128,658	2.450%	(0.300%)[3]	(1,282)
5/15/14	GSCM	2,675	2.300%	(0.290%)[3]	(54)
8/15/16	GSCM	11,460	3.030%	(0.290%)[3]	(215)
2/15/17	WFC	85,000	3.370%	(0.290%)[3]	(173)
2/15/17	GSCM	45,000	3.430%	(0.290%)[3]	92
					22,549

1 BARC—Barclays Bank PLC.

BOANA—Bank of America NA.

DBAG—Deutsche Bank AG.

GSCM—Goldman Sachs Bank USA.

JPMC—JPMorgan Chase Bank.

UBSAG—UBS AG.

WFC—Wachovia Bank NA.

2 Based on three-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

3 Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

Total Return Swaps
			Floating
			Interest	Unrealized
		Notional	Rate	Appreciation
		Amount	Received	(Depreciation)
Reference Entity/Termination Date	Counterparty[1]	($000)	(Paid)	($000)
Commercial Mortgage-Backed Securities Index
11/1/09	BARC	67,700	(0.310%)[2]	8,169

1 BARC—Barclays Bank PLC.

2 Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

At July 31, 2009, counterparties had deposited in segregated accounts securities with a value sufficient to cover substantially all amounts due to the fund in connection with open swap contracts.

Short-Term Investment-Grade Fund

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $18,166,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2009, the fund had available realized losses of $144,071,000 to offset future net capital gains of $8,014,000 through January 31, 2011, $29,567,000 through January 31, 2013, $49,839,000 through January 31, 2014, $31,981,000 through January 31, 2015, and $24,670,000 through January 31, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At July 31, 2009, the cost of investment securities for tax purposes was $26,539,904,000. Net unrealized depreciation of investment securities for tax purposes was $345,724,000, consisting of unrealized gains of $612,439,000 on securities that had risen in value since their purchase and $958,163,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2009, the fund purchased $7,028,581,000 of investment securities and sold $3,822,923,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $2,696,816,000 and $2,491,338,000, respectively.

Short-Term Investment-Grade Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	July 31, 2009		January 31, 2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	3,835,471	384,153	3,508,167	342,292
Issued in Lieu of Cash Distributions	202,736	20,211	463,739	45,312
Redeemed	(1,796,652)	(180,549)	(4,606,588)	(454,466)
Net Increase (Decrease)—Investor Shares	2,241,555	223,815	(634,682)	(66,862)
Admiral Shares
Issued	5,401,940	540,427	3,953,978	387,039
Issued in Lieu of Cash Distributions	175,464	17,474	338,767	33,133
Redeemed	(1,718,619)	(172,069)	(3,683,871)	(362,760)
Net Increase (Decrease)—Admiral Shares	3,858,785	385,832	608,874	57,412
Institutional Shares
Issued	529,122	52,341	778,808	80,718
Issued in Lieu of Cash Distributions	25,231	2,516	20,133	1,995
Redeemed	(30,206)	(3,034)	(230,471)	(22,565)
Net Increase (Decrease)—Institutional Shares	524,147	51,823	568,470	60,148

H. In preparing the financial statements as of July 31, 2009, management considered the impact of subsequent events occurring through September 10, 2009, for potential recognition or disclosure in these financial statements.

Intermediate-Term Investment-Grade Fund

Fund Profile

As of July 31, 2009

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	1,068	1,255	8,820
Yield[3]		5.6%	3.9%
Investor Shares	5.0%
Admiral Shares	5.1%
Yield to Maturity	5.3%[4]	5.6%	3.9%
Average Coupon	5.4%	6.1%	4.9%
Average Effective
Maturity	6.3 years	7.8 years	6.8 years
Average Quality[5]	A1	A2	Aa1
Average Duration	5.0 years	6.3 years	4.3 years
Expense Ratio[6]		—	—
Investor Shares	0.26%
Admiral Shares	0.14%
Short-Term Reserves	1.7%	—	—

Sector Diversification[7] (% of portfolio)

Asset-Backed /Commercial
Mortgage-Backed	12.7%
Finance	35.9
Foreign	1.7
Government Mortgage-Backed	0.0
Industrial	35.6
Treasury/Agency	4.0
Utilities	8.2
Other	0.2
Short-Term Reserves	1.7

Volatility Measures[8]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.94	0.68
Beta	0.82	1.52

Distribution by Credit Quality[5] (% of portfolio)

Aaa	18.1%
Aa	17.2
A	42.1
Baa	20.2
Ba	0.4
Other	2.0

Distribution by Maturity (% of portfolio)

Under 1 Year	4.9%
1–5 Years	32.1
5–7 Years	17.5
7–10 Years	44.1
10–20 Years	1.1
20–30 Years	0.0
Over 30 Years	0.3

Investment Focus

1 Barclays Capital U.S. 5–10 Year Credit Bond Index.

2 Barclays Capital U.S. Aggregate Bond Index.

3 30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible dates.

4 Before expenses.

5 Moody’s Investors Service.

6 The expense ratios shown are from the prospectus dated May 29, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended July 31, 2009, the annualized expense ratios were 0.26% for Investor Shares and 0.14% for Admiral Shares.

7 The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

8 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

Intermediate-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 1999–July 31, 2009

				Barclays
	Investor Shares			Capital[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
2000	–8.9%	6.2%	–2.7%	–3.7%
2001	5.4	7.8	13.2	14.3
2002	1.5	6.7	8.2	8.1
2003	3.1	6.2	9.3	11.0
2004	2.1	5.3	7.4	9.7
2005	–0.5	4.7	4.2	5.4
2006	–3.3	4.7	1.4	0.6
2007	–0.7	5.2	4.5	4.4
2008	2.8	5.4	8.2	6.9
2009	–12.5	4.9	–7.6	–5.9
2010[2]	8.8	2.9	11.7	12.2

Average Annual Total Returns: Periods Ended June 30, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information

.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares[3]	11/1/1993	1.18%	3.74%	–0.20%	5.74%	5.54%
Admiral Shares	2/12/2001	1.29	3.85	–0.41[4]	5.54[4]	5.13[4]

1 Barclays Capital U.S. 5–10 Year Credit Bond Index.

2 Six months ended July 31, 2009.

3 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

4 Return since inception.

Note: See Financial Highlights tables for dividend and capital gains information.

Intermediate-Term Investment-Grade Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary

As of July 31, 2009

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	U.S. Treasury Note	2.625%	6/30/14	113,010	113,716	0.9%
1	U.S. Treasury Note	3.875%	5/15/18	42,360	43,830	0.4%
	U.S. Treasury Note	0.875%–4.500%	5/31/11–2/15/19	59,895	62,139	0.5%
					219,685	1.8%
Agency Bonds and Notes
2,3	Federal Farm Credit Bank	0.264%	5/4/10	121,725	121,688	1.0%
2,3	Federal Farm Credit Bank	0.234%	5/5/10	97,000	96,828	0.8%
2	Federal Farm Credit Bank	0.220%	8/3/10	43,650	43,650	0.3%
2,3	Federal Farm Credit Bank	0.670%	10/1/10	4,850	4,872	0.0%
					267,038	2.1%
Nonconventional Mortgage-Backed Securities †					1,150	0.0%
Total U.S. Government and Agency Obligations (Cost $488,434)					487,873	3.9%
Corporate Bonds
Asset-Backed/Commercial Mortgage-Backed Securities
3,4	Bank of America Credit Card Trust	0.988%	12/15/14	42,780	41,450	0.3%
3,4	Capital One Multi-Asset
	Execution Trust	0.368%	12/16/19	59,200	50,235	0.4%
3,4	Capital One Multi-Asset
	Execution Trust	0.318%–5.300%	7/16/12–6/17/19	88,385	84,263	0.7%
3,4	Chase Issuance Trust	0.358%	12/15/14	61,939	59,386	0.5%
4	Chase Issuance Trust	4.650%	3/15/15	49,000	50,913	0.4%
3,4	Chase Issuance Trust	0.328%	7/15/14	39,200	37,727	0.3%
3,4	Chase Issuance Trust	0.308%–4.260%	5/15/13–9/15/15	36,050	35,166	0.3%
4	Citibank Credit Card
	Issuance Trust	4.850%	4/22/15	50,000	51,939	0.4%
4	Citibank Credit Card
	Issuance Trust	4.900%	6/23/16	40,000	41,642	0.3%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
3,4	Citibank Credit Card
	Issuance Trust	0.355%–5.450%	5/10/13–5/20/20	68,286	66,339	0.5%
4	LB-UBS Commercial
	Mortgage Trust	5.347%	11/15/38	53,011	45,141	0.4%
4	Morgan Stanley Capital I	5.770%	10/15/42	60,000	50,932	0.4%
4	Nissan Auto Receivables
	Owner Trust	5.000%	9/15/14	33,355	35,063	0.3%
4	USAA Auto Owner Trust	3.020%	6/17/13	37,000	37,595	0.3%
5	Asset-Backed/Commercial
	Mortgage-Backed
	Securities—Other †				848,383	6.9%
					1,536,174	12.4%
Finance
	Banking
	American Express Bank, FSB	6.000%	9/13/17	4,250	4,077	0.0%
3	American Express
	Centurion Bank	0.448%–6.000%	11/16/09–9/13/17	58,460	56,748	0.5%
	American Express Co.	8.125%	5/20/19	31,000	34,656	0.3%
	American Express Co.	4.875%–7.000%	7/15/13–3/19/18	41,417	42,547	0.3%
	Bank of America Corp.	4.875%–7.625%	1/15/13–6/1/19	83,946	85,382	0.7%
	Bank of America, NA	5.300%–6.100%	3/15/17–6/15/17	29,527	27,532	0.2%
	Bank One Corp.	4.900%	4/30/15	15,000	14,882	0.1%
	Bear Stearns Cos., LLC	7.250%	2/1/18	31,000	34,579	0.3%
	Bear Stearns Cos., LLC	5.300%–5.700%	11/15/14–10/30/15	28,858	30,232	0.3%
	Citigroup, Inc.	6.125%	11/21/17	48,925	45,166	0.4%
	Citigroup, Inc.	5.000%–8.500%	10/1/10–5/22/19	106,450	101,165	0.8%
	Countrywide Financial Corp.	5.800%	6/7/12	3,415	3,517	0.0%
	Credit Suisse First
	Boston USA, Inc.	4.875%	1/15/15	45,782	47,613	0.4%
	Credit Suisse First
	Boston USA, Inc.	5.125%	1/15/14–8/15/15	4,460	4,636	0.0%
	Credit Suisse New York	5.500%	5/1/14	69,320	74,730	0.6%
	Credit Suisse New York	6.000%	2/15/18	57,692	60,322	0.5%
	Deutsche Bank AG London	6.000%	9/1/17	53,000	55,488	0.5%
	Goldman Sachs Capital II	5.793%	12/29/49	30,000	20,752	0.2%
3	Goldman Sachs Group, Inc.	0.901%–6.250%	6/28/10–4/1/18	120,000	125,329	1.0%
	HSBC Bank USA	4.625%	4/1/14	22,000	22,262	0.2%
	JPMorgan Chase & Co.	6.300%	4/23/19	49,150	53,473	0.4%
	JPMorgan Chase & Co.	6.000%	10/1/17	41,880	41,936	0.3%
	JPMorgan Chase & Co.	4.875%–7.900%	3/15/12–12/29/49	66,450	69,476	0.6%
	MBNA Corp.	7.500%	3/15/12	6,145	6,517	0.1%
	Merrill Lynch & Co., Inc.	5.450%–6.050%	2/5/13–5/2/17	30,250	27,855	0.2%
	Morgan Stanley	6.625%	4/1/18	52,150	56,040	0.5%
	Morgan Stanley	5.950%	12/28/17	38,000	39,193	0.3%
	Morgan Stanley	4.750%–7.300%	4/1/14–5/13/19	71,075	73,726	0.6%
5	Rabobank Nederland NV	4.200%	5/13/14	38,140	38,815	0.3%
	Southtrust Corp.	5.800%	6/15/14	14,705	14,804	0.1%
	UBS AG	5.875%	12/20/17	50,000	48,384	0.4%
	Wachovia Bank NA	4.800%–6.000%	11/1/14–11/15/17	65,800	64,907	0.5%
	Wachovia Corp.	5.750%	2/1/18	70,000	72,239	0.6%
	Wachovia Corp.	5.625%	10/15/16	35,000	34,625	0.3%
	Wachovia Corp.	5.500%–5.750%	5/1/13–6/15/17	15,270	15,860	0.1%
6	Washington Mutual Bank	5.125%–5.650%	1/15/13–1/15/15	22,647	57	0.0%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Washington Mutual
	Finance Corp.	6.875%	5/15/11	5,000	5,159	0.0%
	Wells Fargo & Co.	4.625%–5.125%	10/16/13–9/15/16	19,500	19,503	0.2%
	Wells Fargo Bank NA	4.750%–5.750%	2/9/15–5/16/16	29,050	28,931	0.2%
5	Banking—Other †				913,248	7.4%
	Brokerage †				57,221	0.5%
	Finance Companies
^	General Electric Capital Corp.	5.625%	5/1/18	100,000	99,972	0.8%
	General Electric Capital Corp.	5.625%	9/15/17	36,525	36,399	0.3%
4	General Electric Capital Corp.	4.375%–6.375%	3/3/12–11/15/67	33,325	30,627	0.2%
4	HSBC Finance Capital Trust IX	5.911%	11/30/35	27,500	15,125	0.1%
	HSBC Finance Corp.	5.500%	1/19/16	71,058	70,193	0.6%
3	HSBC Finance Corp.	0.979%–7.000%	5/15/11–6/30/15	44,075	44,303	0.4%
	Finance Companies—Other †				100,694	0.8%
	Insurance
	ACE INA Holdings, Inc.	5.875%	6/15/14	41,839	45,293	0.3%
	Allstate Corp.	7.450%	5/16/19	33,100	36,925	0.3%
5	MetLife Global Funding I	5.125%	4/10/13	108,720	111,965	0.9%
	MetLife, Inc.	7.717%	2/15/19	29,439	33,346	0.3%
5	Insurance—Other †				877,317	7.1%
5	Other Finance †				14,079	0.1%
	Real Estate Investment Trusts
	Simon Property Group, LP	10.350%	4/1/19	37,815	45,473	0.4%
5	Real Estate
	Investment Trusts—Other †				220,441	1.8%
					4,355,736	35.3%
Industrial
5	Basic Industry †				256,550	2.1%
	Capital Goods
	General Electric Co.	5.250%	12/6/17	46,800	468,861	0.4%
5	Capital Goods—Other †					3.8%
	Communication
	Verizon Communications Inc.	5.500%–8.750%	2/15/16–4/1/19	104,470	119,217	0.9%
	Verizon Global Funding Corp.	7.375%	9/1/12	10,000	11,324	0.1%
5	Verizon Wireless Capital LLC	8.500%	11/15/18	30,000	37,645	0.3%
5	Verizon Wireless Capital LLC	5.550%	2/1/14	15,000	16,242	0.1%
5	Communication—Other †				650,209	5.3%
5	Consumer Cyclical †				415,431	3.4%
	Consumer Noncyclical
	AstraZeneca PLC	5.900%	9/15/17	32,060	35,801	0.3%
	GlaxoSmithKline Capital Inc.	5.650%	5/15/18	38,400	41,635	0.4%
	Novartis Securities Investment Ltd.	5.125%	2/10/19	38,794	40,722	0.3%
	Pfizer, Inc.	6.200%	3/15/19	43,000	48,911	0.4%
	Pfizer, Inc.	5.350%	3/15/15	31,025	34,545	0.3%
	Philip Morris International Inc.	5.650%	5/16/18	39,055	41,616	0.3%
5	Consumer Noncyclical—Other †				1,074,294	8.7%
	Energy
	BP Capital Markets PLC	3.625%	5/8/14	40,000	41,210	0.3%
5	Energy—Other †				415,153	3.4%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Technology
	Cisco Systems Inc.	5.500%	2/22/16	48,011	53,060	0.4%
	Hewlett-Packard Co.	6.125%	3/1/14	30,000	33,856	0.3%
	Technology—Other †				300,568	2.4%
5	Transportation †				133,701	1.1%
					4,318,049	35.0%
Utilities
5	Electric †				685,440	5.5%
5	Natural Gas †				291,333	2.4%
					976,773	7.9%
Total Corporate Bonds (Cost $10,942,868)					11,186,732	90.6%
[5]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $ 205,450) †					209,953	1.7%
Taxable Municipal Bonds (Cost $27,637) †					22,767	0.2%
Tax-Exempt Municipal Bonds (Cost $25,017) †					25,022	0.2%
Convertible Preferred Stock (Cost $8,740) †					12	0.0%

				Shares
Preferred Stocks
	Goldman Sachs Group, Inc.	6.050%		322,000	5,258	0.1%
	Preferred Stocks—Other †				25,523	0.2%
Total Preferred Stocks (Cost $39,095)					30,781	0.3%
Temporary Cash Investment
7	Vanguard Market Liquidity Fund
	(Cost $210,813)	0.335%		210,812,841	210,813	1.7%
Total Investments (Cost $11,948,054)					12,173,953	98.6%
Other Assets and Liabilities
Other Assets					363,758	2.9%
Liabilities					(191,434)	(1.5%)
					172,324	1.4%
Net Assets					12,346,277	100.0%

Intermediate-Term Investment-Grade Fund

At July 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	12,184,657
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(85,835)
Unrealized Appreciation (Depreciation)
Investment Securities	225,899
Futures Contracts	2,187
Swap Contracts	19,369
Net Assets	12,346,277

Investor Shares—Net Assets
Applicable to 535,367,413 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,013,758
Net Asset Value Per Share—Investor Shares	$9.37

Admiral Shares—Net Assets
Applicable to 782,952,115 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	7,332,519
Net Asset Value Per Share—Admiral Shares	$9.37

•	See Note A in Notes to Financial Statements.
^	Securities with a value of $2,279,000 have been segregated as collateral for open swap contracts.

† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1 Securities with a value of $14,703,000 have been segregated as initial margin for open futures contracts.

2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.

Adjustable-rate security.

4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

5 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2009, the aggregate value of these securities was $1,105,379,000, representing 9.0% of net assets.

6 Non-income-producing security—security in default.

7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Statement of Operations

Six Months Ended
July 31, 2009
($000)
Investment Income
Income
Dividends	1,320
Interest[1]	274,455
Total Income	275,775
Expenses
The Vanguard Group—Note B
Investment Advisory Services	607
Management and Administrative—Investor Shares	4,451
Management and Administrative—Admiral Shares	3,087
Marketing and Distribution—Investor Shares	549
Marketing and Distribution—Admiral Shares	716
Custodian Fees	66
Auditing Fees	1
Shareholders’ Reports and Proxies—Investor Shares	154
Shareholders’ Reports and Proxies—Admiral Shares	24
Trustees’ Fees and Expenses	10
Total Expenses	9,665
Net Investment Income	266,110
Realized Net Gain (Loss)
Investment Securities Sold	(51,876)
Futures Contracts	(14,678)
Swap Contracts	17,343
Realized Net Gain (Loss)	(49,211)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	998,188
Futures Contracts	(6,770)
Swap Contracts	18,487
Change in Unrealized Appreciation (Depreciation)	1,009,905
Net Increase (Decrease) in Net Assets Resulting from Operations	1,226,804

1 Interest income from an affiliated company of the fund was $426,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2009	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	266,110	342,318
Realized Net Gain (Loss)	(49,211)	40,772
Change in Unrealized Appreciation (Depreciation)	1,009,905	(832,263)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,226,804	(449,173)
Distributions
Net Investment Income
Investor Shares	(114,184)	(145,534)
Admiral Shares	(168,533)	(197,306)
Realized Capital Gain[1]
Investor Shares	(11,435)	(13,265)
Admiral Shares	(16,595)	(17,644)
Total Distributions	(310,747)	(373,749)
Capital Share Transactions
Investor Shares	1,072,894	1,280,174
Admiral Shares	2,015,734	1,779,430
Net Increase (Decrease) from Capital Share Transactions	3,088,628	3,059,604
Total Increase (Decrease)	4,004,685	2,236,682
Net Assets
Beginning of Period	8,341,592	6,104,910
End of Period	12,346,277	8,341,592

1 Includes fiscal 2010 and 2009 short-term gain distributions totaling $8,970,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2009	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$8.64	$9.93	$9.66	$9.73	$10.08	$10.19
Investment Operations
Net Investment Income	.224	.505	.501	.490	.466	.474
Net Realized and Unrealized Gain (Loss)
on Investments	.768	(1.239)	.270	(.071)	(.332)	(.055)
Total from Investment Operations	.992	(.734)	.771	.419	.134	.419
Distributions
Dividends from Net Investment Income	(.237)	(.506)	(.501)	(.489)	(.466)	(.474)
Distributions from Realized Capital Gains	(.025)	(.050)	—	—	(.018)	(.055)
Total Distributions	(.262)	(.556)	(.501)	(.489)	(.484)	(.529)
Net Asset Value, End of Period	$9.37	$8.64	$9.93	$9.66	$9.73	$10.08

Total Return[1]	11.73%	–7.56%	8.21%	4.45%	1.36%	4.24%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,014	$3,577	$2,650	$2,418	$2,447	$3,219
Ratio of Total Expenses to
Average Net Assets	0.26%[2]	0.21%	0.21%	0.21%	0.21%	0.20%
Ratio of Net Investment Income to
Average Net Assets	5.35%[2]	5.50%	5.16%	5.10%	4.71%	4.70%
Portfolio Turnover Rate	110%[2]	48%	48%	43%	51%	40%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2009	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$8.64	$9.93	$9.66	$9.73	$10.08	$10.19
Investment Operations
Net Investment Income	.229	.514	.511	.501	.477	.484
Net Realized and Unrealized Gain (Loss)
on Investments	.768	(1.239)	.270	(.071)	(.332)	(.055)
Total from Investment Operations	.997	(.725)	.781	.430	.145	.429
Distributions
Dividends from Net Investment Income	(.242)	(.515)	(.511)	(.500)	(.477)	(.484)
Distributions from Realized Capital Gains	(.025)	(.050)	—	—	(.018)	(.055)
Total Distributions	(.267)	(.565)	(.511)	(.500)	(.495)	(.539)
Net Asset Value, End of Period	$9.37	$8.64	$9.93	$9.66	$9.73	$10.08

Total Return	11.79%	–7.47%	8.33%	4.57%	1.47%	4.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,333	$4,765	$3,455	$2,794	$2,550	$1,528
Ratio of Total Expenses to
Average Net Assets	0.14%[1]	0.11%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	5.47%[1]	5.60%	5.27%	5.21%	4.82%	4.80%
Portfolio Turnover Rate	110%[1]	48%	48%	43%	51%	40%

1 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Intermediate-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Swap Contracts: The fund may invest in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific bond issuer. The fund has sold credit protection through credit default swaps, to simulate investments in long bond positions that are either unavailable or considered to be less attractively priced in the bond market. The fund has also purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount. If the swap is cash settled, the

Intermediate-Term Investment-Grade Fund

seller agrees to pay the buyer the difference between the notional amount and the final price for debt instruments of the relevant reference entity, as determined either in a market auction for credit default swaps of such reference entity or pursuant to a pre-agreed upon valuation procedure.

The fund has also entered into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The fund is subject to credit risk through its investment in swap transactions to earn the total return on the Commercial Mortgage-Backed Securities (CMBS) Index. Under the terms of the swaps, the fund receives the total return (either receiving the increase or paying the decrease) on the CMBS index, applied to a notional principal amount. In return, the fund agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the fund invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract. The primary risks associated with selling credit protection are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A primary risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the fund. The fund’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

4. Mortgage Dollar Rolls: The fund has entered into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls

Intermediate-Term Investment-Grade Fund

are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations to deliver purchased securities.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended January 31, 2006–2009) and for the period ended July 31, 2009, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2009, the fund had contributed capital of $2,687,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 1.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Intermediate-Term Investment-Grade Fund

The following table summarizes the fund’s investments as of July 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	487,873	—
Corporate Bonds	—	11,186,732	—
Sovereign Bonds	—	209,953	—
Taxable Municipal Bonds	—	22,767	—
Tax-Exempt Municipal Bonds	—	25,022	—
Convertible Preferred Stocks	12	—	—
Preferred Stocks	30,781	—	—
Temporary Cash Investments	210,813	—	—
Futures Contracts—Assets[1]	1,834	—	—
Futures Contracts—Liabilities[1]	(283)	—	—
Swap Contracts—Assets	—	24,348	—
Swap Contracts—Liabilities	—	(4,979)	—
Total	243,157	11,951,716	—
1 Represents variation margin on the last day of the reporting period.

D. At July 31, 2009, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	2,727	23,455	26,182
Liabilities	(3,357)	(1,905)	(5,262)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended July 31, 2009, were:

	Interest Rate	Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(14,678)	—	(14,678)
Swap Contracts	3,663	13,680	17,343
Realized Net Gain (Loss) on Derivatives	(11,015)	13,680	2,665

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(6,770)	—	(6,770)
Swap Contracts	(2,468)	20,955	18,487
Change in Unrealized Appreciation (Depreciation) on Derivatives	(9,238)	20,955	11,717

Intermediate-Term Investment-Grade Fund

At July 31, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
10-Year U.S. Treasury Note	September 2009	1,677	196,681	2,152
2-Year U.S. Treasury Note	September 2009	(497)	107,639	49
5-Year U.S. Treasury Note	September 2009	(733)	84,576	(14)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At July 31, 2009, the fund had the following open swap contracts:

Credit Default Swaps
				Up-Front
				Premium	Periodic	Unrealized
			Notional	Received	Premium	Appreciation
	Termination		Amount	(Paid)	Received	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(Paid)	($000)
Credit Protection Sold/
Moody’s Rating
Burlington Northern
Santa Fe Corp./Baa1	6/20/12	DBAG	5,000	—	0.400%	14
HSBC/A3	3/20/14	BOANA	28,000	—	6.200%	2,999
HSBC/A3	6/20/14	GSCM	30,000	3,600	5.000%	5,417
Johnson & Johnson/Aaa	9/20/12	UBSAG	2,160	—	0.080%	(10)
Johnson & Johnson/Aaa	9/20/12	GSCM	5,400	—	0.070%	(26)
Lloyds TBS Bank/Aa3	6/20/14	DBAG	6,100	—	1.550%	16
Royal Bank of
Scotland Group/Aa3	6/20/14	BOANA	9,200	—	1.800%	321
Credit Protection Purchased
Banco Santander	6/20/14	BOANA	9,200	—	(1.680%)	(168)
BBVA Senior Finance	6/20/14	DBAG	6,100	—	(0.950%)	(72)
Marsh & McLennan Co.	6/20/14	DBAG	10,000	135	(1.000%)	(126)
Morgan Stanley	9/20/18	UBSAG	10,000	—	(2.000%)	(563)
Morgan Stanley	9/20/18	BOANA	10,000	(1,152)	(1.000%)	(940)
						6,862

1. BOANA—Bank of America NA.

DBAG—Deutsche Bank AG.

GSCM—Goldman Sachs Bank USA.

UBSAG—UBS AG.

Intermediate-Term Investment-Grade Fund

Interest Rate Swaps
			Fixed	Floating
			Interest	Interest	Unrealized
		Notional	Rate	Rate	Appreciation
		Amount	Received	Received	(Depreciation)
Termination Date	Counterparty[1]	($000)	(Paid)	(Paid)	($000)
9/15/10	WFC	1,000	0.980%	(0.290%)[3]	3
9/30/10	BARC	9,285	3.440%	(0.600%)[2]	271
10/6/10	WFC	8,165	1.640%	(0.580%)[2]	69
11/6/10	GSCM	6,300	1.360%	(0.300%)[3]	141
11/6/10	WFC	10,550	1.360%	(0.300%)[3]	70
12/15/10	WFC	8,300	1.020%	(0.290%)[3]	13
1/15/11	WFC	17,050	1.030%	(0.290%)[3]	11
5/15/11	BOANA	1,800	1.560%	(0.290%)[3]	11
5/16/11	JPMC	4,280	1.090%	(0.290%)[3]	(9)
6/15/11	GSCM	3,125	1.320%	(0.290%)[3]	3
6/15/11	WFC	650	1.320%	(0.290%)[3]	1
7/15/11	WFC	2,200	1.270%	(0.290%)[3]	(2)
7/15/11	GSCM	1,900	1.240%	(0.290%)[3]	(3)
7/15/11	WFC	7,900	1.320%	(0.290%)[3]	—
8/15/11	GSCM	850	1.580%	(0.880%)[2]	2
9/15/11	WFC	3,100	1.410%	(0.290%)[3]	(2)
10/6/11	BARC	6,600	1.720%	(0.300%)[3]	34
10/15/11	WFC	2,375	1.510%	(0.290%)[3]	—
11/15/11	WFC	1,720	1.500%	(0.290%)[3]	(2)
11/15/11	WFC	3,000	1.380%	(0.290%)[3]	(12)
12/6/11	WFC	6,700	2.020%	(0.630%)[2]	49
2/15/12	BOANA	12,300	1.770%	(0.290%)[3]	16
4/24/12	GSCM	1,700	1.600%	(0.290%)[3]	(10)
5/15/12	GSCM	2,100	1.710%	(0.290%)[3]	(9)
7/1/12	WFC	9,000	1.710%	(0.310%)[3]	(59)
7/15/12	WFC	19,800	1.600%	(0.290%)[3]	(208)
7/15/12	GSCM	14,980	1.610%	(0.290%)[3]	(151)
7/15/12	GSCM	8,000	1.730%	(0.290%)[3]	(52)
7/15/12	WFC	20,000	1.710%	(0.290%)[3]	(143)

Intermediate-Term Investment-Grade Fund

Interest Rate Swaps
			Fixed	Floating
			Interest	Interest	Unrealized
		Notional	Rate	Rate	Appreciation
		Amount	Received	Received	(Depreciation)
Termination Date	Counterparty[1]	($000)	(Paid)	(Paid)	($000)
8/16/12	BARC	19,200	1.730%	(0.290%)[3]	(157)
9/6/12	GSCM	55,556	2.070%	(0.300%)[3]	56
9/6/12	BOANA	55,556	2.070%	(0.300%)[3]	43
10/15/12	WFC	2,460	1.800%	(0.290%)[3]	(23)
10/15/12	GSCM	59,479	1.820%	(0.290%)[3]	(499)
10/20/12	BARC	9,000	1.760%	(0.290%)[3]	(97)
11/15/12	GSCM	10,100	1.800%	(0.290%)[3]	(108)
11/15/12	BARC	6,200	1.950%	(0.290%)[3]	(37)
12/6/12	BARC	23,500	2.330%	(0.630%)[2]	49
12/15/12	BOANA	7,000	2.210%	(0.400%)[2]	(15)
3/15/13	WFC	11,750	1.900%	(0.290%)[3]	(161)
3/15/13	WFC	1,200	2.100%	(0.290%)[3]	(8)
3/15/13	WFC	3,200	2.170%	(0.290%)[3]	(14)
7/15/13	BARC	7,000	2.530%	(0.290%)[3]	21
8/15/13	WFC	5,600	1.970%	(0.290%)[3]	(111)
9/16/13	GSCM	7,850	2.290%	(0.620%)[2]	(97)
11/17/13	JPMC	3,600	2.170%	(0.290%)[3]	(60)
12/1/13	GSCM	29,608	2.580%	(0.670%)[2]	(116)
12/1/13	WFC	41,858	2.580%	(0.670%)[2]	(177)
12/1/13	GSCM	41,858	2.580%	(0.670%)[2]	(163)
1/6/14	WFC	10,000	2.430%	(0.300%)[3]	(84)
3/6/14	GSCM	24,902	2.450%	(0.300%)[3]	(256)
5/15/14	GSCM	1,250	2.300%	(0.290%)[3]	(25)
8/15/16	GSCM	5,430	3.030%	(0.290%)[3]	(102)
2/15/17	WFC	43,000	3.370%	(0.290%)[3]	(102)
2/15/17	GSCM	16,200	3.430%	(0.290%)[3]	30
					(2,181)

1 BARC—Barclays Bank PLC.

BOANA—Bank of America NA.

GSCM—Goldman Sachs Bank USA.

JPMC—JP Morgan Chase Bank.

UBSAG—UBS AG.

WFC—Wachovia Bank NA.

2 Based on three-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

3 Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

Intermediate-Term Investment-Grade Fund

Total Return Swaps
			Floating
			Interest	Unrealized
		Notional	Rate	Appreciation
		Amount	Received	(Depreciation)
Reference Entity/Termination Date	Counterparty[1]	($000)	(Paid)	($000)
Commercial Mortgage-Backed Securities Index
8/1/09	BARC	97,000	(0.310)[2]	—
11/1/09	BARC	121,725	(0.310)[2]	14,688
1 BARC—Barclays Bank PLC.

At July 31, 2009, counterparties had deposited in segregated accounts securities with a value sufficient to cover substantially all amounts due to the fund in connection with open swap contracts.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $16,607,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

At July 31, 2009, the cost of investment securities for tax purposes was $11,948,573,000. Net unrealized appreciation of investment securities for tax purposes was $225,380,000, consisting of unrealized gains of $630,079,000 on securities that had risen in value since their purchase and $404,699,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2009, the fund purchased $4,862,574,000 of investment securities and sold $1,877,676,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $2,723,128,000 and $3,333,908,000, respectively.

Intermediate-Term Investment-Grade Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	July 31, 2009		January 31, 2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,962,235	223,189	2,198,826	249,368
Issued in Lieu of Cash Distributions	95,496	10,845	129,362	14,139
Redeemed	(984,837)	(112,496)	(1,048,014)	(116,451)
Net Increase (Decrease)—Investor Shares	1,072,894	121,538	1,280,174	147,056
Admiral Shares
Issued	3,058,316	350,579	2,675,249	302,939
Issued in Lieu of Cash Distributions	139,516	15,827	170,351	18,618
Redeemed	(1,182,098)	(134,708)	(1,066,170)	(118,214)
Net Increase (Decrease)—Admiral Shares	2,015,734	231,698	1,779,430	203,343

H. In preparing the financial statements as of July 31, 2009, management considered the impact of subsequent events occurring through September 10, 2009, for potential recognition or disclosure in these financial statements.

Long-Term Investment-Grade Fund

Fund Profile

As of July 31, 2009

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	332	555	8,820
Yield[3]		6.1%	3.9%
Investor Shares	6.0%
Admiral Shares	6.1%
Yield to Maturity	6.2%[4]	6.1%	3.9%
Average Coupon	6.5%	6.5%	4.9%
Average Effective
Maturity	23.3 years	25.0 years	6.8 years
Average Quality[5]	A1	A1	Aa1
Average Duration	12.0 years	12.3 years	4.3 years
Expense Ratio[6]		—	—
Investor Shares	0.28%
Admiral Shares	0.16%
Short-Term Reserves	0.4%	—	—

Sector Diversification[7] (% of portfolio)

Asset-Backed /Commercial
Mortgage-Backed	0.0%
Finance	26.8
Foreign	2.7
Government Mortgage-Backed	0.0
Industrial	47.1
Treasury/Agency	3.4
Utilities	13.6
Other	6.0
Short-Term Reserves	0.4

Volatility Measures[8]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.96	0.83
Beta	0.90	2.96

Distribution by Credit Quality[5] (% of portfolio)

Aaa	5.5%
Aa	17.3
A	51.3
Baa	24.3
Ba	0.7
Below B/Other	0.9

Distribution by Maturity (% of portfolio)

Under 1 Year	0.2%
1–5 Years	0.5
5–10 Years	6.7
10–20 Years	22.2
20–30 Years	69.6
Over 30 Years	0.8

Investment Focus

1 Barclays Capital U.S. Long Credit A or Better Bond Index.

2 Barclays Capital U.S. Aggregate Bond Index.

3 30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible dates.

4 Before expenses.

5 Moody’s Investors Service.

6 The expense ratios shown are from the prospectus dated May 29, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended July 31, 2009, the annualized expense ratios were 0.28% for Investor Shares and 0.16% for Admiral Shares.

7 The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

8 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

Long-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 1999–July 31, 2009
				Barclays
	Investor Shares			Capital[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
2000	–13.3%	5.9%	–7.4%	–8.3%
2001	6.8	7.7	14.5	15.8
2002	1.5	6.8	8.3	9.1
2003	5.0	6.8	11.8	12.7
2004	2.2	5.9	8.1	7.7
2005	3.8	6.0	9.8	10.0
2006	–4.0	5.3	1.3	1.3
2007	–2.3	5.7	3.4	3.6
2008	–1.4	5.8	4.4	3.7
2009	–9.2	5.8	–3.4	–5.7
2010[2]	7.9	3.5	11.4	12.1

Average Annual Total Returns: Periods Ended June 30, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares[3]	7/9/1973	4.13%	4.61%	–0.08%	6.22%	6.14%
Admiral Shares	2/12/2001	4.25	4.73	–0.24[4]	6.15[4]	5.91[4]

1 Lehman U.S. Long Credit A or Better Index through March 2000; Barclays Capital U.S. Long Credit A or Better Bond Index thereafter.

2 Six months ended July 31, 2009.

3 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

4 Return since inception.

Note: See Financial Highlights tables for dividend and capital gains information.

Long-Term Investment-Grade Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary

As of July 31, 2009

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	U.S. Treasury Bond	3.500%	2/15/39	68,000	58,926	0.8%
	U.S. Treasury STRIPS	0.000%	2/15/36	217,000	68,377	1.0%
					127,303	1.8%
Agency Bonds and Notes
1	Federal Home Loan Bank	5.500%	7/15/36	52,000	54,663	0.8%
1	Federal National Mortgage Assn.	6.625%	11/15/30	31,000	38,939	0.5%
	Agency Bonds and Notes—Other †				21,902	0.3%
					115,504	1.6%
Total U.S. Government and Agency Obligations (Cost $249,325)					242,807	3.4%
Corporate Bonds
Finance
	Banking
	Banc One Corp.	7.625%–8.000%	7/15/25–4/29/27	61,500	66,443	0.9%
	Bank of America Corp.	5.650%–6.800%	5/1/18–3/15/28	40,000	37,690	0.5%
	Bank of America, NA	6.000%	10/15/36	60,000	51,313	0.7%
	Bear Stearns Cos., LLC	7.250%	2/1/18	15,000	16,732	0.2%
	Citigroup, Inc.	5.850%–8.500%	5/15/18–7/15/39	169,050	141,900	2.0%
	Credit Suisse
	First Boston USA, Inc.	7.125%	7/15/32	38,000	41,764	0.6%
	Goldman Sachs Group, Inc.	6.750%	10/1/37	94,160	94,715	1.3%
	Goldman Sachs Group, Inc.	6.125%	2/15/33	55,725	57,653	0.8%
	Goldman Sachs Group, Inc.	6.450%–7.500%	2/15/19–5/1/36	52,505	55,748	0.8%
	HSBC Bank USA	5.875%	11/1/34	50,700	50,186	0.7%
	HSBC Bank USA	5.625%	8/15/35	28,000	25,589	0.4%
	HSBC Holdings PLC	6.800%	6/1/38	38,000	38,224	0.5%
	HSBC Holdings PLC	6.500%–7.625%	5/17/32–9/15/37	26,200	28,074	0.4%
	JPMorgan Chase & Co.	6.400%	5/15/38	81,000	87,726	1.2%
	JPMorgan Chase & Co.	6.300%	4/23/19	10,000	10,880	0.1%
	Merrill Lynch & Co., Inc.	6.110%–7.750%	4/25/18–5/14/38	76,150	70,727	1.0%
	Wachovia Bank NA	6.600%	1/15/38	60,225	60,903	0.8%

Long-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Wachovia Bank NA	5.850%	2/1/37	20,700	18,981	0.3%
	Wachovia Corp.	5.500%–6.605%	10/1/25–8/1/35	40,730	35,798	0.5%
	Wells Fargo & Co.	5.375%	2/7/35	37,000	34,444	0.5%
	Wells Fargo Bank NA	5.950%	8/26/36	22,670	20,816	0.3%
2	Banking—Other †				225,234	3.1%
	Finance Companies
	General Electric Capital Corp.	6.750%	3/15/32	117,095	113,766	1.6%
	General Electric Capital Corp.	6.875%	1/10/39	52,685	51,529	0.7%
	General Electric Capital Corp.	5.875%	1/14/38	37,905	32,663	0.5%
	Insurance
2	New York Life Insurance Co.	5.875%	5/15/33	60,275	50,627	0.7%
2	Insurance—Other †				376,269	5.2%
	Real Estate Investment Trusts †				18,134	0.3%
					1,914,528	26.6%
Industrial
	Basic Industry †				74,724	1.0%
	Capital Goods
	3M Co.	6.375%	2/15/28	35,000	39,395	0.6%
2	Capital Goods—Other †				246,253	3.4%
	Communication
	Alltel Corp.	7.875%	7/1/32	5,000	6,050	0.1%
	AT&T Inc.	6.300%–6.550%	1/15/38–2/15/39	23,000	24,945	0.3%
	AT&T Wireless	8.750%	3/1/31	50,000	66,125	0.9%
	Bell Telephone Co.
	of Pennsylvania	8.350%	12/15/30	6,260	6,891	0.1%
	BellSouth Corp.	6.875%	10/15/31	40,000	41,494	0.6%
	BellSouth Corp.	6.000%	11/15/34	40,000	38,477	0.5%
	Deutsche Telekom
	International Finance	8.750%	6/15/30	30,000	39,085	0.5%
	France Telecom	8.500%	3/1/31	69,730	95,386	1.3%
	France Telecom	5.375%	7/8/19	2,385	2,545	0.0%
	GTE Corp.	6.940%	4/15/28	20,000	20,826	0.3%
	Indiana Bell Telephone Co., Inc.	7.300%	8/15/26	20,000	20,789	0.3%
	Michigan Bell Telephone Co.	7.850%	1/15/22	25,000	28,359	0.4%
	New Jersey Bell Telephone Co.	8.000%	6/1/22	25,000	27,700	0.4%
	Pacific Bell	7.125%	3/15/26	10,000	10,839	0.2%
	Telefonica Emisiones SAU	7.045%	6/20/36	34,985	42,229	0.6%
	Time Warner Cable Inc.	6.550%	5/1/37	40,000	42,100	0.6%
	Verizon Communications Inc.	5.850%–8.950%	9/15/35–4/1/39	98,675	110,198	1.5%
	Verizon Global Funding Corp.	7.750%	12/1/30	29,750	35,751	0.5%
	Verizon Maryland, Inc.	5.125%	6/15/33	12,000	9,462	0.1%
2	Verizon Wireless Capital LLC	8.500%	11/15/18	27,000	33,880	0.5%
	Vodafone Group PLC	6.150%	2/27/37	58,180	62,202	0.9%
2	Communication—Other †				163,395	2.3%
	Consumer Cyclical
	Wal-Mart Stores, Inc.	7.550%	2/15/30	40,000	51,521	0.7%
	Wal-Mart Stores, Inc.	6.500%	8/15/37	35,000	40,967	0.6%
	Wal-Mart Stores, Inc.	5.250%–6.200%	9/1/35–4/15/38	29,200	32,771	0.4%
	Consumer Cyclical—Other †				223,635	3.1%
	Consumer Noncyclical
	Abbott Laboratories	6.000%	4/1/39	33,870	37,542	0.5%
	AstraZeneca PLC	6.450%	9/15/37	70,000	80,537	1.1%
	Pfizer, Inc.	7.200%	3/15/39	36,000	45,824	0.6%
	Pharmacia Corp.	6.750%	12/15/27	28,000	32,003	0.5%
	Philip Morris International Inc.	6.375%	5/16/38	41,540	46,418	0.7%
	Procter & Gamble Co.	5.500%–6.450%	1/15/26–3/5/37	64,000	70,419	1.0%

Long-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
3	Procter & Gamble Co. ESOP	9.360%	1/1/21	34,740	42,768	0.6%
2	Roche Holdings, Inc.	7.000%	3/1/39	42,905	52,236	0.7%
	Wyeth	5.950%	4/1/37	50,000	53,534	0.7%
2	Consumer Noncyclical—Other †				673,665	9.3%
	Energy
	Burlington Resources, Inc.	7.400%	12/1/31	25,000	28,099	0.4%
	Conoco, Inc.	6.950%	4/15/29	2,660	2,998	0.1%
	ConocoPhillips	5.900%–7.000%	3/30/29–2/1/39	60,465	67,221	0.9%
	Shell International Finance BV	6.375%	12/15/38	50,005	59,203	0.8%
	Tosco Corp.	7.800%–8.125%	1/1/27–2/15/30	35,000	41,831	0.6%
	Energy—Other †				137,405	1.9%
	Other Industrial †				8,771	0.1%
	Technology
	Cisco Systems Inc.	5.900%	2/15/39	35,000	37,556	0.5%
	International Business
	Machines Corp.	7.000%	10/30/25	50,000	60,075	0.8%
	International Business
	Machines Corp.	8.000%	10/15/38	35,448	49,565	0.7%
	International Business
	Machines Corp.	7.000%	10/30/45	4,500	5,552	0.1%
	Technology—Other †				36,523	0.5%
	Transportation †				53,597	0.8%
					3,361,336	46.6%
Utilities
	Electric
	Appalachian Power Co.	6.700%	8/15/37	50,000	53,287	0.7%
	Duke Energy Carolinas LLC	6.100%	6/1/37	50,000	52,753	0.7%
	MidAmerican Energy Holdings Co.	6.125%	4/1/36	24,000	26,075	0.4%
	National Rural Utilities
	Cooperative Finance Corp.	8.000%	3/1/32	50,000	57,108	0.8%
	Northern States Power Co.	6.200%	7/1/37	50,000	57,299	0.8%
	Northern States Power Co.	7.125%	7/1/25	20,000	24,003	0.3%
	PacifiCorp	6.000%–6.350%	8/1/36–1/15/39	69,300	77,501	1.1%
	South Carolina Electric & Gas Co.	6.625%	2/1/32	35,000	39,789	0.6%
	Virginia Electric & Power Co.	6.000%	5/15/37	53,525	56,112	0.8%
2	Electric—Other †				424,970	5.9%
	Natural Gas
	TransCanada PipeLines Ltd.	7.625%	1/15/39	46,800	59,086	0.8%
	Natural Gas—Other †				42,609	0.6%
	Other Utility †				2,077	0.0%
					972,669	13.5%
Total Corporate Bonds (Cost $5,950,781)					6,248,533	86.7%

Long-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
Sovereign Bonds (U.S. Dollar-Denominated)
2	Electricite de France	6.950%	1/26/39	35,000	41,767	0.6%
	Hydro Quebec	9.400%	2/1/21	40,000	52,241	0.7%
	Province of Quebec	7.500%	9/15/29	24,500	30,755	0.4%
2	Sovereign Bonds
	(U.S. Dollar-Denominated)—Other †				64,851	0.9%
Total Sovereign Bonds (Cost $176,606)					189,614	2.6%
Taxable Municipal Bonds
	Duke Univ. North Carolina Rev.	5.850%	4/1/37	38,850	40,194	0.6%
	Illinois (Taxable Pension) GO	5.100%	6/1/33	130,665	113,871	1.6%
	New Jersey Econ. Dev. Auth.
	State Pension Rev.	7.425%	2/15/29	50,002	54,165	0.7%
	President and Fellows
	of Harvard College	6.300%	10/1/37	56,345	57,713	0.8%
	Taxable Municipal Bonds—Other †				162,254	2.2%
Total Taxable Municipal Bonds (Cost $446,624)					428,197	5.9%
Tax-Exempt Municipal Bonds (Cost $1,740) †					1,823	0.0%
Temporary Cash Investments
Repurchase Agreements
	J. P. Morgan Securities Inc.
	(Dated 7/31/09, Repurchase
	Value $11,300,000 collateralized
	by Federal National Mortgage
	Assn. 0.000%, 8/1/32–7/1/39)	0.210%	8/3/09	11,300	11,300	0.1%
	Repurchase Agreements—Other †				18,600	0.3%
Total Temporary Cash Investments (Cost $29,900)					29,900	0.4%
Total Investments (Cost $6,854,976)					7,140,874	99.0%
Other Assets and Liabilities
Other Assets					128,573	1.8%
Liabilities					(58,322)	(0.8%)
					70,251	1.0%
Net Assets					7,211,125	100.0%

Long-Term Investment-Grade Fund

At July 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	7,123,342
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(206,602)
Unrealized Appreciation (Depreciation)
Investment Securities	285,898
Swap Contracts	8,487
Net Assets	7,211,125

Investor Shares—Net Assets
Applicable to 438,015,880 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,870,772
Net Asset Value Per Share—Investor Shares	$8.84

Admiral Shares—Net Assets
Applicable to 378,053,782 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,340,353
Net Asset Value Per Share—Admiral Shares	$8.84

•	See Note A in Notes to Financial Statements.

† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.

2 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2009, the aggregate value of these securities was $515,699,000, representing 7.2% of net assets.

3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

GO—General Obligation Bond.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Statement of Operations

Six Months Ended
July 31, 2009
($000)
Investment Income
Income
Interest	203,940
Total Income	203,940
Expenses
Investment Advisory Fees—Note B	689
The Vanguard Group—Note C
Management and Administrative—Investor Shares	3,915
Management and Administrative—Admiral Shares	1,517
Marketing and Distribution—Investor Shares	456
Marketing and Distribution—Admiral Shares	354
Custodian Fees	14
Auditing Fees	1
Shareholders’ Reports and Proxies—Investor Shares	88
Shareholders’ Reports and Proxies—Admiral Shares	10
Trustees’ Fees and Expenses	7
Total Expenses	7,051
Net Investment Income	196,889
Realized Net Gain (Loss)
Investment Securities Sold	(104,714)
Swap Contracts	2,732
Realized Net Gain (Loss)	(101,982)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	648,398
Swap Contracts	5,583
Change in Unrealized Appreciation (Depreciation)	653,981
Net Increase (Decrease) in Net Assets Resulting from Operations	748,888

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2009	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	196,889	336,356
Realized Net Gain (Loss)	(101,982)	(50,990)
Change in Unrealized Appreciation (Depreciation)	653,981	(497,247)
Net Increase (Decrease) in Net Assets Resulting from Operations	748,888	(211,881)
Distributions
Net Investment Income
Investor Shares	(111,057)	(231,442)
Admiral Shares	(88,564)	(105,514)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(199,621)	(336,956)
Capital Share Transactions
Investor Shares	109,940	(252,438)
Admiral Shares	668,107	946,602
Net Increase (Decrease) from Capital Share Transactions	778,047	694,164
Total Increase (Decrease)	1,327,314	145,327
Net Assets
Beginning of Period	5,883,811	5,738,484
End of Period	7,211,125	5,883,811

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2009	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$8.19	$9.02	$9.15	$9.37	$9.76	$9.40
Investment Operations
Net Investment Income	.256	.514	.523	.521	.515	.521
Net Realized and Unrealized Gain (Loss)
on Investments	.653	(.829)	(.130)	(.220)	(.390)	.360
Total from Investment Operations	.909	(.315)	.393	.301	.125	.881
Distributions
Dividends from Net Investment Income	(.259)	(.515)	(.523)	(.521)	(.515)	(.521)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.259)	(.515)	(.523)	(.521)	(.515)	(.521)
Net Asset Value, End of Period	$8.84	$8.19	$9.02	$9.15	$9.37	$9.76

Total Return[1]	11.41%	–3.45%	4.43%	3.39%	1.27%	9.77%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,871	$3,471	$4,112	$4,196	$4,219	$4,328
Ratio of Total Expenses to
Average Net Assets	0.28%[2]	0.23%	0.22%	0.25%	0.25%	0.25%
Ratio of Net Investment Income to
Average Net Assets	6.36%[2]	6.09%	5.78%	5.73%	5.35%	5.58%
Portfolio Turnover Rate	24%[2]	24%	15%	15%	9%	16%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2009	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$8.19	$9.02	$9.15	$9.37	$9.76	$9.40
Investment Operations
Net Investment Income	.261	.522	.532	.533	.527	.531
Net Realized and Unrealized Gain (Loss)
on Investments	.653	(.829)	(.130)	(.220)	(.390)	.360
Total from Investment Operations	.914	(.307)	.402	.313	.137	.891
Distributions
Dividends from Net Investment Income	(.264)	(.523)	(.532)	(.533)	(.527)	(.531)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.264)	(.523)	(.532)	(.533)	(.527)	(.531)
Net Asset Value, End of Period	$8.84	$8.19	$9.02	$9.15	$9.37	$9.76

Total Return	11.47%	–3.35%	4.53%	3.53%	1.40%	9.89%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,340	$2,413	$1,627	$1,535	$1,430	$704
Ratio of Total Expenses to
Average Net Assets	0.16%[1]	0.13%	0.12%	0.12%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	6.48%[1]	6.19%	5.88%	5.86%	5.48%	5.69%
Portfolio Turnover Rate	24%[1]	24%	15%	15%	9%	16%

1 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Long-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Swap Contracts: The fund may invest in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific bond issuer. The fund has sold credit protection through credit default swaps, to simulate investments in long bond positions that are either unavailable or considered to be less attractively priced in the bond market. The fund has also purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for debt instruments of the relevant reference entity, as determined either in a market auction for credit default swaps of such reference entity or pursuant to a pre-agreed upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract. The primary risks associated with selling credit protection are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A primary risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the fund. The fund’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, a master netting arrangement between the fund and the counterparty and by the posting of collateral by the counterparty. The swap contracts contain

Long-Term Investment-Grade Fund

provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended January 31, 2006–2009) and for the period ended July 31, 2009, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2009, the investment advisory fee represented an effective annual rate of 0.02% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2009, the fund had contributed capital of $1,579,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.63% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Long-Term Investment-Grade Fund

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At July 31, 2009, 100% of the fund’s investments were valued based on Level 2 inputs.

E. At July 31, 2009, the fund had the following open swap contracts:

Credit Default Swaps
				Up-Front
				Premium	Periodic	Unrealized
			Notional	Received	Premium	Appreciation
	Termination		Amount	(Paid)	Received	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(Paid)	($000)
Credit Protection Sold/
Moody’s Rating
CDX–IG11–10yr/Baa1	12/20/18	GS	200,000	4,241	1.400%	5,227
CDX–IG11–5yr/Baa1	12/20/13	GS	200,000	5,125	1.500%	5,161
Credit Protection Purchased
XL Capital Ltd.	12/20/13	GS	8,500	(1,318)	(5.000%)	(1,901)
						8,487

1	GS—Goldman Sachs Capital Markets

At July 31, 2009, counterparties had deposited in segregated accounts securities with a value sufficient to cover substantially all amounts due to the fund in connection with open swap contracts.

F. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $2,732,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2009, the fund had available realized losses of $99,505,000 to offset future net capital gains of $281,000 through January 31, 2011, $15,169,000 through January 31,2015, and $84,055,000 through January 31, 2017. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending Janaury 31, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At July 31, 2009, the cost of investment securities for tax purposes was $6,854,976,000. Net unrealized appreciation of investment securities for tax purposes was $285,898,000, consisting of unrealized gains of $503,738,000 on securities that had risen in value since their purchase and $217,840,000 in unrealized losses on securities that had fallen in value since their purchase.

Long-Term Investment-Grade Fund

G. During the six months ended July 31, 2009, the fund purchased $1,464,605,000 of investment securities and sold $396,594,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $247,961,000 and $322,226,000, respectively.

H. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	July 31, 2009		January 31, 2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	473,069	58,950	815,061	98,294
Issued in Lieu of Cash Distributions	100,396	12,280	210,238	25,126
Redeemed	(463,525)	(57,130)	(1,277,737)	(155,155)
Net Increase (Decrease)—Investor Shares	109,940	14,100	(252,438)	(31,735)
Admiral Shares
Issued	1,004,325	124,322	1,328,519	159,668
Issued in Lieu of Cash Distributions	72,542	8,850	79,604	9,548
Redeemed	(408,760)	(49,788)	(461,521)	(54,838)
Net Increase (Decrease)—Admiral Shares	668,107	83,384	946,602	114,378

I. In preparing the financial statements as of July 31, 2009, management considered the impact of subsequent events occurring through September 10, 2009, for potential recognition or disclosure in these financial statements.

High-Yield Corporate Fund

Fund Profile

As of July 31, 2009

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	312	1,564	8,820
Yield[3]		11.5%	3.9%
Investor Shares	8.6%
Admiral Shares	8.7%
Yield to Maturity	8.8%[4]	11.6%	3.9%
Average Coupon	7.3%	8.1%	4.9%
Average Effective
Maturity	6.1 years	6.8 years	6.8 years
Average Quality[5]	Ba3	B1	Aa1
Average Duration	4.4 years	4.3 years	4.3 years
Expense Ratio[6]		—	—
Investor Shares	0.32%
Admiral Shares	0.18%
Short-Term Reserves	3.7%	—	—

Sector Diversification (% of portfolio)

Basic Industry	9.6%
Capital Goods	4.3
Communication	18.9
Consumer Cyclical	12.5
Consumer Noncyclical	14.5
Energy	10.6
Finance	6.3
Foreign	0.3
Other Industrial	0.7
Technology	2.8
Transportation	1.9
Treasury/Agency	2.8
Utilities	11.1
Short-Term Reserves	3.7

Volatility Measures[7]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.96	0.18
Beta	0.85	1.50

Distribution by Credit Quality[5] (% of portfolio)

Aaa	2.9%
Aa	0.0
A	1.3
Baa	6.1
Ba	37.5
B	33.8

Distribution by Maturity (% of portfolio)

Under 1 Year	0.5%
1–5 Years	40.6
5–10 Years	49.7
10–20 Years	2.9
20–30 Years	3.5
Over 30 Years	2.8

Investment Focus

1 Barclays Capital U.S. Corporate High Yield Bond Index.

2 Barclays Capital U.S. Aggregate Bond Index.

3 30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible dates.

4 Before expenses.

5 Moody’s Investors Service.

6 The expense ratios shown are from the prospectus dated May 29, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended July 31, 2009, the annualized expense ratios were 0.32% for Investor Shares and 0.18% for Admiral Shares.

High-Yield Corporate Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 1999–July 31, 2009
				Barclays
	Investor Shares			Capital[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
2000	–7.8%	8.0%	0.2%	0.5%
2001	–4.4	9.1	4.7	1.6
2002	–9.6	8.5	–1.1	–1.4
2003	–5.7	8.3	2.6	1.2
2004	7.9	8.6	16.5	27.2
2005	–0.2	7.5	7.3	8.9
2006	–3.1	7.0	3.9	4.5
2007	0.5	7.4	7.9	11.3
2008	–6.4	7.1	0.7	–0.6
2009	–23.0	6.8	–16.2	–20.7
2010[2]	15.0	4.9	19.9	30.5

Average Annual Total Returns: Periods Ended June 30, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares[3]	12/27/1978	–3.72%	2.84%	–4.28%	7.96%	3.68%
Admiral Shares[3]	11/12/2001	–3.60	2.97	–3.30[4]	7.84[4]	4.54[4]

1 Barclays Capital U.S. Corporate High Yield Bond Index.

2 Six months ended July 31, 2009.

3 Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year; nor for the Investor Shares, do they include the account service fee that may be applicable to certain accounts with balances below $10,000.

4 Return since inception.

Note: See Financial Highlights tables for dividend and capital gains information.

High-Yield Corporate Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary

As of July 31, 2009

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	U.S. Treasury Note	4.875%	7/31/11	78,020	83,774	0.8%
	U.S. Treasury Note	4.000%	11/15/12	69,315	74,340	0.7%
	U.S. Treasury Note	2.250%	5/31/14	75,000	74,238	0.7%
	U.S. Treasury Note	4.250%	8/15/13	56,900	61,656	0.6%
Total U.S. Government and Agency Obligations (Cost $279,123)					294,008	2.8%
Corporate Bonds
Finance
	Banking
	Bank America Capital II	8.000%	12/15/26	14,590	12,547	0.1%
	Bank of America Capital Trust XI	6.625%	5/23/36	81,050	64,008	0.6%
	Bank of America, NA	5.300%	3/15/17	103,605	93,751	0.9%
	Citigroup, Inc.	5.500%	2/15/17	92,030	79,307	0.8%
1	Citigroup, Inc.	5.000%–8.300%	9/15/14–12/21/57	118,165	101,898	1.0%
	NB Capital Trust IV	8.250%	4/15/27	24,250	20,916	0.2%
	Banking—Other †				83,294	0.8%
	Finance Companies
^,2	CIT Group, Inc.	0.974%–7.625%	8/17/09–2/13/17	185,855	104,355	1.0%
3	Finance Companies—Other †				21,418	0.2%
	Insurance †				45,856	0.4%
	Other Finance †				30,866	0.3%
					658,216	6.3%
Industrial
	Basic Industry
	Arch Western Finance	6.750%	7/1/13	80,530	77,712	0.8%
2	CIT Group Inc. Bank Loan	0.000%	1/18/12	23,540	23,540	0.2%
	Freeport-McMoRan
	Copper & Gold Inc.	8.375%	4/1/17	104,410	110,675	1.1%
	Freeport-McMoRan
	Copper & Gold Inc.	8.250%	4/1/15	39,685	41,967	0.4%
3	Georgia-Pacific Corp.	7.125%	1/15/17	78,040	75,309	0.7%

High-Yield Corporate Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Georgia-Pacific Corp.	8.000%–8.125%	5/15/11–1/15/24	54,135	52,869	0.5%
	Novelis Inc.	7.250%	2/15/15	93,555	76,715	0.7%
	US Steel Corp.	7.000%	2/1/18	83,540	79,062	0.8%
3	Vedanta Resources PLC	9.500%	7/18/18	70,390	64,972	0.6%
3,6	Basic Industry—Other †				400,111	3.8%
	Capital Goods
	Case New Holland Inc.	7.125%	3/1/14	64,950	61,540	0.6%
	United Rentals NA Inc.	6.500%	2/15/12	92,250	88,791	0.8%
3	United Rentals NA Inc.	10.875%	6/15/16	29,190	29,263	0.3%
3	Capital Goods—Other †				262,756	2.5%
	Communication
4	CCO Holdings Capital Corp. LLC	8.750%	11/15/13	19,450	19,353	0.2%
[2,3,5]	Charter Communications OPT LLC	10.000%	4/30/12	101,960	101,705	1.0%
3,5	Charter Communications OPT LLC	10.375%	4/30/14	76,940	76,555	0.7%
	Citizens Communications	9.250%	5/15/11	67,540	71,761	0.7%
	Cricket Communications I	9.375%	11/1/14	60,380	61,437	0.6%
	CSC Holdings, Inc.	7.625%	7/15/18	79,045	77,859	0.7%
3	CSC Holdings, Inc.	6.750%–8.625%	8/15/09–2/15/19	134,510	135,422	1.3%
	DirecTV Holdings LLC	6.375%	6/15/15	70,665	67,662	0.6%
	DirecTV Holdings LLC	7.625%	5/15/16	38,895	39,478	0.4%
	Frontier Communications	8.250%	5/1/14	58,395	59,125	0.6%
	Intelsat Corp.	9.250%	8/15/14	58,350	59,517	0.6%
	Intelsat Jackson Holdings, Ltd.	9.500%	6/15/16	6,705	6,956	0.1%
	Intelsat Ltd.	6.500%–7.625%	4/15/12–11/1/13	80,505	71,908	0.7%
	Intelsat Subsidiary Holding Co. Ltd.	8.500%	1/15/13	61,265	61,878	0.6%
3	Intelsat Subsidiary Holding Co. Ltd.	8.875%	1/15/15	18,095	18,276	0.2%
	Liberty Media LLC	5.700%	5/15/13	85,150	76,848	0.7%
	Liberty Media LLC	8.250%–8.500%	7/15/29–2/1/30	53,845	38,548	0.4%
	MetroPCS Wireless Inc.	9.250%	11/1/14	68,110	70,324	0.7%
1	Quebecor Media Inc.	7.750%	3/15/16	91,395	86,825	0.8%
	Qwest Capital Funding, Inc.	7.250%–7.900%	8/15/10–2/15/11	41,915	41,550	0.4%
	Qwest Communications
	International Inc.	8.875%	3/15/12	90,455	93,847	0.9%
	Qwest Communications
	International Inc.	7.250%–7.500%	2/15/11–10/1/14	41,315	40,645	0.4%
	US West Communications Group	6.875%	9/15/33	27,265	21,130	0.2%
3	Videotron Ltee	9.125%	4/15/18	25,380	26,395	0.2%
3	Communication—Other †				539,722	5.1%
	Consumer Cyclical
2,6	Ford Motor Credit Co.	3.510%	12/15/13	145,250	123,281	1.2%
2,6	Ford Motor Credit Co.	3.290%	12/15/13	10,105	8,577	0.1%
	Ford Motor Credit Co. LLC	7.000%	10/1/13	124,665	112,198	1.1%
	Ford Motor Credit Co. LLC	7.375%–8.000%	10/28/09–12/15/16	79,750	75,626	0.7%
	Host Hotels & Resorts LP	6.750%–7.000%	8/15/12–6/1/16	70,465	66,816	0.6%
	Host Marriott LP	7.125%	11/1/13	79,045	76,674	0.7%
3	MGM Mirage, Inc.	6.750%–11.125%	9/15/10–11/15/17	133,280	124,641	1.2%
	Service Corp. International	6.750%–7.625%	10/1/14–10/1/18	119,593	113,076	1.1%
3	TRW Automotive Inc.	7.000%	3/15/14	96,785	85,655	0.8%
3	TRW Automotive Inc.	7.250%	3/15/17	44,280	38,524	0.3%
3	Consumer Cyclical—Other †				478,581	4.6%
	Consumer Noncyclical
	Aramark Corp.	8.500%	2/1/15	90,735	91,642	0.9%
	Community Health Systems	8.875%	7/15/15	120,105	124,008	1.2%
	Constellation Brands Inc.	7.250%	9/1/16	65,188	63,558	0.6%
	Elan Financial PLC	7.750%	11/15/11	88,675	88,010	0.8%
2	Elan Financial PLC	4.883%–8.875%	11/15/11–12/1/13	73,645	71,214	0.7%

High-Yield Corporate Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	HCA Inc.	9.250%	11/15/16	99,230	103,447	1.0%
	HCA Inc.	6.375%	1/15/15	96,955	86,048	0.8%
	HCA Inc.	6.500%	2/15/16	69,575	62,009	0.6%
3	HCA Inc.	5.750%–9.875%	3/15/14–6/15/25	75,495	76,035	0.7%
^,3	Smithfield Foods, Inc.	7.000%–10.000%	10/15/09–7/1/17	122,595	106,280	1.0%
3	Tenet Healthcare Corp.	8.875%	7/1/19	63,575	67,389	0.7%
3	Tenet Healthcare Corp.	7.375%–10.000%	2/1/13–5/1/18	88,615	92,381	0.9%
3	Consumer Noncyclical—Other †				471,843	4.5%
	Energy
	Chesapeake Energy Corp.	6.500%	8/15/17	72,645	65,925	0.6%
	Chesapeake Energy Corp.	6.250%–9.500%	2/15/15–1/15/18	149,665	139,763	1.3%
	Peabody Energy Corp.	7.375%	11/1/16	69,675	69,849	0.7%
	Peabody Energy Corp.	6.875%–7.875%	3/15/13–11/1/26	83,235	79,360	0.8%
	Pioneer Natural Resources Co.	6.650%	3/15/17	68,845	62,241	0.6%
	Pioneer Natural
	Resources Co.	5.875%–7.200%	7/15/16–1/15/28	86,990	76,641	0.7%
3	Energy—Other †				610,555	5.8%
	Other Industrial †				72,865	0.7%
	Technology
	SunGard Data Systems, Inc.	9.125%	8/15/13	68,250	69,615	0.7%
3	Technology—Other †				223,682	2.1%
	Transportation
	Hertz Corp.	8.875%	1/1/14	78,785	75,831	0.7%
	Hertz Corp.	10.500%	1/1/16	32,355	30,980	0.3%
	Transportation—Other †				88,720	0.9%
					7,883,548	75.3%
Utilities
	Electric
3	AES Corp.	7.750%–8.750%	5/15/13–6/1/20	108,314	105,944	1.0%
	Dynegy Inc.	8.375%	5/1/16	75,465	66,032	0.6%
	Dynegy Inc.	7.750%	6/1/19	59,450	47,560	0.5%
	Energy Future Holdings Corp.	5.550%–6.550%	11/15/14–11/15/34	208,535	127,906	1.2%
3	IPALCO Enterprises, Inc.	7.250%	4/1/16	11,985	11,775	0.1%
	Mirant North America LLC	7.375%	12/31/13	69,140	68,276	0.7%
	NRG Energy, Inc.	7.375%	2/1/16	94,705	91,627	0.9%
	NRG Energy, Inc.	7.375%	1/15/17	69,725	67,459	0.6%
	NRG Energy, Inc.	7.250%	2/1/14	30,145	29,617	0.3%
	Reliant Energy, Inc.	6.750%	12/15/14	63,328	62,695	0.6%
	Texas Competitive
	Electric Holdings Co. LLC	10.250%	11/1/15	87,525	68,051	0.6%
3	Electric—Other †				155,404	1.5%
	Natural Gas
	El Paso Corp.	7.250%	6/1/18	66,150	62,677	0.6%
	Natural Gas—Other †				181,844	1.7%
	Other Utility †				7,783	0.1%
					1,154,650	11.0%
Total Corporate Bonds (Cost $9,927,835)					9,696,414	92.6%
[3]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $26,620) †					30,611	0.3%
Temporary Cash Investments
Repurchase Agreement
	J.P. Morgan Securities Inc.
	(Dated 7/31/09, Repurchase
	Value $381,307,000, collateralized
	by Federal National Mortgage
	Assn. 0.000%, 10/1/18—7/1/46)	0.210%	8/3/09	381,300	381,300	3.7%

High-Yield Corporate Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Money Market Fund
7,8 Vanguard Market Liquidity Fund	0.335%	65,835,160	65,835	0.6%
Total Temporary Cash Investments (Cost $447,135)			447,135	4.3%
Total Investments (Cost $10,680,713)			10,468,168	100.0%
Other Assets and Liabilities
Other Assets			210,633	2.0%
Liabilities[8]			(214,173)	(2.0%)
			(3,540)	0.0%
Net Assets			10,464,628	100.0%

At July 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	13,270,738
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(2,593,565)
Unrealized Appreciation (Depreciation)	(212,545)
Net Assets	10,464,628

Investor Shares—Net Assets
Applicable to 1,029,268,660 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,300,340
Net Asset Value Per Share—Investor Shares	$5.15

Admiral Shares—Net Assets
Applicable to 1,002,828,965 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,164,288
Net Asset Value Per Share—Admiral Shares	$5.15

•	See Note A in Notes to Financial Statements.
^	Part of security position is on loan to broker-dealers. The total value of securities on loan is $63,573,000.

† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

2 Adjustable-rate security.

3 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2009, the aggregate value of these securities was $1,563,799,000, representing 14.9% of net assets.

4 Non-income-producing security—security in default.

5 Issuer has filed for bankruptcy; however, no interest payments have been missed.

6 Certain of the fund’s securities are senior, secured, high-yield floating-rate loans. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At July 31, 2009, the aggregate value of these securities was $183,035,000, representing 1.7% of net assets.

7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

8 Includes $65,835,000 of collateral received for securities on loan.

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Statement of Operations

Six Months Ended
July 31, 2009
($000)
Investment Income
Income
Interest	385,249
Security Lending	428
Total Income	385,677
Expenses
Investment Advisory Fees—Note B	1,624
The Vanguard Group—Note C
Management and Administrative—Investor Shares	5,380
Management and Administrative—Admiral Shares	2,500
Marketing and Distribution—Investor Shares	542
Marketing and Distribution—Admiral Shares	501
Custodian Fees	21
Auditing Fees	1
Shareholders’ Reports and Proxies—Investor Shares	218
Shareholders’ Reports and Proxies—Admiral Shares	28
Trustees’ Fees and Expenses	9
Total Expenses	10,824
Net Investment Income	374,853
Realized Net Gain (Loss) on Investment Securities Sold	(173,255)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,482,929
Net Increase (Decrease) in Net Assets Resulting from Operations	1,684,527

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2009	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	374,853	689,450
Realized Net Gain (Loss)	(173,255)	(924,747)
Change in Unrealized Appreciation (Depreciation)	1,482,929	(1,213,030)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,684,527	(1,448,327)
Distributions
Net Investment Income
Investor Shares	(186,895)	(349,052)
Admiral Shares	(187,958)	(340,398)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(374,853)	(689,450)
Capital Share Transactions
Investor Shares	697,286	429,994
Admiral Shares	628,722	647,718
Net Increase (Decrease) from Capital Share Transactions	1,326,008	1,077,712
Total Increase (Decrease)	2,635,682	(1,060,065)
Net Assets
Beginning of Period	7,828,946	8,889,011
End of Period	10,464,628	7,828,946

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2009	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$4.48	$5.82	$6.22	$6.19	$6.39	$6.40
Investment Operations
Net Investment Income	.197	.430	.446	.438	.437	.460
Net Realized and Unrealized Gain (Loss)
on Investments	.670	(1.340)	(.400)	.030	(.200)	(.010)
Total from Investment Operations	.867	(.910)	.046	.468	.237	.450
Distributions
Dividends from Net Investment Income	(.197)	(.430)	(.446)	(.438)	(.437)	(.460)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.197)	(.430)	(.446)	(.438)	(.437)	(.460)
Net Asset Value, End of Period	$5.15	$4.48	$5.82	$6.22	$6.19	$6.39

Total Return[1]	19.85%	–16.19%	0.70%	7.89%	3.89%	7.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,300	$3,944	$4,602	$5,146	$5,214	$7,246
Ratio of Total Expenses to
Average Net Assets	0.32%[2]	0.27%	0.25%	0.26%	0.25%	0.22%
Ratio of Net Investment Income to
Average Net Assets	8.49%[2]	8.33%	7.34%	7.13%	7.01%	7.26%
Portfolio Turnover Rate	28%[2]	21%	26%	47%	44%	51%

1 Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year, nor do they include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2009	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$4.48	$5.82	$6.22	$6.19	$6.39	$6.40
Investment Operations
Net Investment Income	.200	.437	.454	.446	.445	.466
Net Realized and Unrealized Gain (Loss)
on Investments	.670	(1.340)	(.400)	.030	(.200)	(.010)
Total from Investment Operations	.870	(.903)	.054	.476	.245	.456
Distributions
Dividends from Net Investment Income	(.200)	(.437)	(.454)	(.446)	(.445)	(.466)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.200)	(.437)	(.454)	(.446)	(.445)	(.466)
Net Asset Value, End of Period	$5.15	$4.48	$5.82	$6.22	$6.19	$6.39

Total Return[1]	19.93%	–16.09%	0.83%	8.03%	4.04%	7.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,164	$3,885	$4,287	$4,320	$3,856	$2,225
Ratio of Total Expenses to
Average Net Assets	0.18%[2]	0.15%	0.13%	0.13%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	8.63%[2]	8.45%	7.46%	7.26%	7.14%	7.36%
Portfolio Turnover Rate	28%[2]	21%	26%	47%	44%	51%

1 Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Notes to Financial Statements

Vanguard High-Yield Corporate Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended January 31, 2006–2009) and for the period ended July 31, 2009, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

High-Yield Corporate Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2009, the investment advisory fee represented an effective annual rate of 0.04% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2009, the fund had contributed capital of $2,274,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.91% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of July 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	294,008	—
Corporate Bonds	—	9,696,414	—
Sovereign Bonds	—	30,611	—
Temporary Cash Investments	65,835	381,300	—
Total	65,835	10,402,333	—

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

High-Yield Corporate Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2009, the fund had available realized losses of $2,401,985,000 to offset future net capital gains of $669,184,000 through January 31, 2010, $721,932,000 through January 31, 2011, $53,881,000 through January 31, 2012, $19,765,000 through January 31, 2016, $595,940,000 through January 31, 2017, and $341,283,000 through January 31, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At July 31, 2009, the cost of investment securities for tax purposes was $10,680,713,000. Net unrealized depreciation of investment securities for tax purposes was $212,545,000, consisting of unrealized gains of $325,053,000 on securities that had risen in value since their purchase and $537,598,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2009, the fund purchased $2,233,655,000 of investment securities and sold $1,072,565,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $73,512,000 and $0 respectively.

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	July 31, 2009		January 31, 2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,090,732	234,051	1,391,654	282,305
Issued in Lieu of Cash Distributions	152,222	32,307	282,817	56,122
Redeemed[1]	(545,668)	(118,311)	(1,244,477)	(248,027)
Net Increase (Decrease)—Investor Shares	697,286	148,047	429,994	90,400
Admiral Shares
Issued	967,167	208,389	1,523,814	309,575
Issued in Lieu of Cash Distributions	122,601	26,027	224,807	44,539
Redeemed[1]	(461,046)	(99,604)	(1,100,903)	(222,678)
Net Increase (Decrease)—Admiral Shares	628,722	134,812	647,718	131,436
1 Net of redemption fees for fiscal 2009 and 2008 of $1,014,000 and $3,592,000, respectively (fund totals).

H. In preparing the financial statements as of July 31, 2009, management considered the impact of subsequent events occurring through September 10, 2009, for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the High-Yield Corporate Fund’s 1% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the funds’ expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended July 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Bond Fund	1/31/2009	7/31/2009	Period[1]
Based on Actual Fund Return
Short-Term Investment-Grade
Investor Shares	$1,000.00	$1,079.76	$1.34
Admiral Shares	1,000.00	1,080.39	0.72
Institutional Shares	1,000.00	1,080.66	0.46
Intermediate-Term Investment-Grade
Investor Shares	$1,000.00	$1,117.25	$1.36
Admiral Shares	1,000.00	1,117.91	0.74
Long-Term Investment-Grade
Investor Shares	$1,000.00	$1,114.06	$1.47
Admiral Shares	1,000.00	1,114.71	0.84
High-Yield Corporate
Investor Shares	$1,000.00	$1,198.51	$1.74
Admiral Shares	1,000.00	1,199.32	0.98
Based on Hypothetical 5% Yearly Return
Short-Term Investment-Grade
Investor Shares	$1,000.00	$1,023.51	$1.30
Admiral Shares	1,000.00	1,024.10	0.70
Institutional Shares	1,000.00	1,024.35	0.45
Intermediate-Term Investment-Grade
Investor Shares	$1,000.00	$1,023.51	$1.30
Admiral Shares	1,000.00	1,024.10	0.70
Long-Term Investment-Grade
Investor Shares	$1,000.00	$1,023.41	$1.40
Admiral Shares	1,000.00	1,024.00	0.80
High-Yield Corporate
Investor Shares	$1,000.00	$1,023.21	$1.61
Admiral Shares	1,000.00	1,023.90	0.90

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are: for the Short-Term Investment-Grade Fund, 0.26% for Investor Shares, 0.14% for Admiral Shares, and 0.09% for Institutional Shares; for the Intermediate-Term Investment-Grade Fund, 0.26% for Investor Shares and 0.14% for Admiral Shares; for the Long-Term Investment-Grade Fund, 0.28% for Investor Shares and 0.16% for Admiral Shares; for the High-Yield Corporate Fund, 0.32% for Investor Shares and 0.18% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Short-Term and Intermediate-Term Investment-Grade Funds has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (through its Fixed Income Group). The board also has renewed the investment advisory agreements between Vanguard Long-Term Investment-Grade and High-Yield Corporate Funds and the funds’ advisor, Wellington Management Company, LLP. The board determined that renewing each fund’s advisory arrangement was in the best interests of the funds and their shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.

Nature, extent, and quality of services

The board considered the quality of each fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Wellington Management Company, LLP. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. The firm has managed the Long-Term Investment-Grade and High Yield Corporate Funds since their inceptions. The firm and the funds’ management teams have depth and stability. The portfolio managers of the funds are backed by well-tenured teams of research analysts who conduct fundamental analysis. Wellington Management has provided high-quality advisory services for the Long-Term Investment-Grade and High-Yield Corporate Funds and has demonstrated strong organizational depth and stability over both the short and long term.

The Vanguard Group. Vanguard has been managing investments for more than three decades and has advised the Short-Term and Intermediate-Term Investment-Grade Funds since their inceptions. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the funds, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The board concluded that each fund has performed in line with expectations, and that its results have been competitive versus its benchmark and peer group. Information about each fund’s most recent performance can be found in the Performance Summary sections of this report.

Cost

The board concluded that the funds’ expense ratios were well below the average expense ratios charged by funds in their respective peer groups. The board noted that the funds’ advisory expense ratios were also well below their peer-group averages. Information about the funds’ expense ratios appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections, which also include information about the advisory fee expenses.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fees for the Long-Term Investment-Grade and High-Yield Corporate Funds, because Wellington Management is independent of Vanguard, and the advisory fees are the result of arm’slength negotiations. The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the Long-Term Investment-Grade and High-Yield Corporate Funds’ shareholders benefit from economies of scale because of the breakpoints in each fund’s advisory fee schedule with Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board concluded that with regard to the Short-Term and Intermediate-Term Investment-Grade Funds, the funds’ low-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 157 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustees	Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Retired
John J. Brennan[1]	Executive Chief Staff and Marketing Officer for North
Born 1954. Trustee Since May 1987. Chairman of	America and Corporate Vice President of Xerox
the Board. Principal Occupation(s) During the Past	Corporation (photocopiers and printers); Director of
Five Years: Chairman of the Board and Director/Trustee	SPX Corporation (multi-industry manufacturing), the
of The Vanguard Group, Inc., and of each of the	United Way of Rochester, the Boy Scouts of America,
investment companies served by The Vanguard Group;	Amerigroup Corporation (direct health and medical
Chief Executive Officer and President of The Vanguard	insurance carriers), and Monroe Community College
Group and of each of the investment companies served	Foundation.
by The Vanguard Group (1996–2008); Chairman of
the Financial Accounting Foundation; Governor of
the Financial Industry Regulatory Authority (FINRA);	Rajiv L. Gupta
Director of United Way of Southeastern Pennsylvania.	Born 1945. Trustee Since December 2001.[2] Principal
Occupation(s) During the Past Five Years: Retired
Chairman and Chief Executive Officer of Rohm and
F. William McNabb III[1]	Haas Co. (chemicals); President of Rohm and Haas Co.
Born 1957. Trustee Since July 2009. Principal	(2006–2008); Board Member of American Chemistry
Occupation(s) During the Past Five Years: Director of	Council; Director of Tyco International, Ltd. (diversified
The Vanguard Group, Inc., since 2008; Chief Executive	manufacturing and services) and Hewlett-Packard Co.
Officer and President of The Vanguard Group and of	(electronic computer manufacturing); Trustee of The
each of the investment companies served by The	Conference Board.
Vanguard Group since 2008; Director of Vanguard
Marketing Corporation; Managing Director of The
Vanguard Group (1995–2008).	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President of
Independent Trustees	the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
of Arts and Sciences with Secondary Appointments
Charles D. Ellis	at the Annenberg School for Communication and the
Born 1937. Trustee Since January 2001. Principal	Graduate School of Education of the University of
Occupation(s) During the Past Five Years: Applecore	Pennsylvania; Director of Carnegie Corporation of
Partners (pro bono ventures in education); Senior	New York, Schuylkill River Development Corporation,
Advisor to Greenwich Associates (international business	and Greater Philadelphia Chamber of Commerce;
strategy consulting); Successor Trustee of Yale University;	Trustee of the National Constitution Center.
Overseer of the Stern School of Business at New York
University; Trustee of the Whitehead Institute for
Biomedical Research.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Retired
Corporate Vice President, Chief Global Diversity Officer,	Thomas J. Higgins[1]
and Member of the Executive Committee of Johnson	Born 1957. Chief Financial Officer Since September
& Johnson (pharmaceuticals/consumer products);	2008. Principal Occupation(s) During the Past Five
Vice President and Chief Information Officer of Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
& Johnson (1997–2005); Director of the University	Financial Officer of each of the investment companies
Medical Center at Princeton and Women’s Research	served by The Vanguard Group since 2008; Treasurer
and Education Institute.	of each of the investment companies served by The
Vanguard Group (1998–2008).

André F. Perold
Born 1952. Trustee Since December 2004. Principal	Kathryn J. Hyatt[1]
Occupation(s) During the Past Five Years: George Gund	Born 1955. Treasurer Since November 2008. Principal
Professor of Finance and Banking, Harvard Business	Occupation(s) During the Past Five Years: Principal of
School; Director and Chairman of UNX, Inc. (equities	The Vanguard Group, Inc.; Treasurer of each of the
trading firm); Chair of the Investment Committee of	investment companies served by The Vanguard
HighVista Strategies LLC (private investment firm).	Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
(1988–2008).
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Heidi Stam[1]
President, Chief Executive Officer, and Director of	Born 1956. Secretary Since July 2005. Principal
NACCO Industries, Inc. (forklift trucks/housewares/	Occupation(s) During the Past Five Years: Managing
lignite); Director of Goodrich Corporation (industrial	Director of The Vanguard Group, Inc., since 2006;
products/aircraft systems and services).	General Counsel of The Vanguard Group since 2005;
Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
Peter F. Volanakis	since 2005; Director and Senior Vice President of
Born 1955. Trustee Since July 2009. Principal	Vanguard Marketing Corporation since 2005; Principal
Occupation(s) During the Past Five Years: President	of The Vanguard Group (1997–2006).
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005); Director	Vanguard Senior Management Team
of Corning Incorporated and Dow Corning; Trustee of
the Corning Incorporated Foundation and the Corning
Museum of Glass; Overseer of the Amos Tuck School	R. Gregory Barton	Michael S. Miller
of Business Administration at Dartmouth College.	Mortimer J. Buckley	James M. Norris
	Kathleen C. Gubanich	Glenn W. Reed
	Paul A. Heller	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
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© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q392 092009

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

July 31, 2009

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (7.4%)
U.S. Government Securities (5.2%)
^	U.S. Treasury Note	3.500%	2/15/10	31,800	32,332
	U.S. Treasury Note	3.625%	6/15/10	2,033	2,089
	U.S. Treasury Note	1.500%	10/31/10	40,550	40,962
	U.S. Treasury Note	1.250%	11/30/10	256,360	258,124
1	U.S. Treasury Note	0.875%	2/28/11	523,115	522,869
	U.S. Treasury Note	1.375%	2/15/12	234,500	234,354
	U.S. Treasury Note	1.375%	3/15/12	17,000	16,979
	U.S. Treasury Note	1.875%	6/15/12	100,000	100,891
	U.S. Treasury Note	2.750%	10/31/13	88,000	89,939
	U.S. Treasury Note	2.625%	6/30/14	95,809	96,408
					1,394,947
Agency Notes (0.2%)
2,3	Federal Farm Credit Bank	0.264%	5/4/10	67,700	67,680

Conventional Mortgage-Backed Securities (1.0%)
2,4	Federal Home Loan Mortgage Corp.	5.000%	12/1/37–9/1/38	131,009	134,110
2,4	Federal Home Loan Mortgage Corp.	5.500%	10/1/38	22,804	23,650
2,4	Federal Home Loan Mortgage Corp.	6.000%	3/1/17–4/1/17	10,562	11,269
2,4	Federal National Mortgage Assn.	5.000%	2/1/38–4/1/39	41,617	42,637
2,4	Federal National Mortgage Assn.	5.500%	11/1/37–8/1/39	19,666	20,389
2,4	Federal National Mortgage Assn.	6.000%	12/1/16–5/1/17	15,558	16,630
2,4	Federal National Mortgage Assn.	6.500%	12/1/11–9/1/16	13,502	14,417
2,4	Federal National Mortgage Assn.	7.000%	10/1/11–4/1/13	488	500
2,4	Federal National Mortgage Assn.	7.500%	3/1/15	272	287
					263,889
Nonconventional Mortgage-Backed Securities (1.0%)
2,4	Federal Home Loan Mortgage Corp.	3.882%	7/1/33	16,720	17,110
2,4	Federal Home Loan Mortgage Corp.	3.931%	6/1/33	5,788	5,858
2,4	Federal Home Loan Mortgage Corp.	3.965%	6/1/33	5,037	5,121
2,4	Federal Home Loan Mortgage Corp.	4.159%	5/1/33	3,145	3,199
2,4	Federal Home Loan Mortgage Corp.	4.195%	5/1/33	4,144	4,229
2,4	Federal Home Loan Mortgage Corp.	4.461%	2/1/33	1,291	1,336
2,4	Federal Home Loan Mortgage Corp.	4.570%	7/1/32	913	942
2,4	Federal Home Loan Mortgage Corp.	4.776%	8/1/33	4,236	4,370
2,4	Federal Home Loan Mortgage Corp.	4.978%	1/1/33	1,398	1,450
2,4	Federal Home Loan Mortgage Corp.	4.987%	8/1/32	1,185	1,194
2,4	Federal Home Loan Mortgage Corp.	5.203%	10/1/32	1,245	1,293
2,4	Federal Home Loan Mortgage Corp.	5.237%	9/1/32	1,080	1,113
2,4	Federal Home Loan Mortgage Corp.	5.245%	8/1/32	2,073	2,068
2,4	Federal Home Loan Mortgage Corp.	5.254%	9/1/32	1,465	1,508
2,4	Federal Home Loan Mortgage Corp.	5.260%	8/1/33	2,826	2,931
2,4	Federal Home Loan Mortgage Corp.	5.268%	9/1/32	1,760	1,815
2,4	Federal Home Loan Mortgage Corp.	5.370%	8/1/32	1,624	1,676

1

2,4	Federal Home Loan Mortgage Corp.	5.555%	8/1/33	2,582	2,643
2,4	Federal Home Loan Mortgage Corp.	5.857%	8/1/37	33,239	34,886
2,4	Federal National Mortgage Assn.	2.800%	6/1/33	9,575	9,597
2,4	Federal National Mortgage Assn.	2.830%	5/1/33	8,527	8,601
2,4	Federal National Mortgage Assn.	3.568%	7/1/33	5,866	6,046
2,4	Federal National Mortgage Assn.	3.591%	4/1/33	5,075	5,204
2,4	Federal National Mortgage Assn.	3.785%	4/1/33	3,594	3,685
2,4	Federal National Mortgage Assn.	3.836%	6/1/33	16,386	16,745
2,4	Federal National Mortgage Assn.	4.041%	5/1/33	11,861	12,065
2,4	Federal National Mortgage Assn.	4.046%	5/1/33	5,323	5,420
2,4	Federal National Mortgage Assn.	4.147%	5/1/33	2,135	2,179
2,4	Federal National Mortgage Assn.	4.157%	12/1/32	1,184	1,131
2,4	Federal National Mortgage Assn.	4.695%	7/1/33	16,590	16,942
2,4	Federal National Mortgage Assn.	4.751%	7/1/33	10,478	10,759
2,4	Federal National Mortgage Assn.	4.973%	8/1/33	3,539	3,633
2,4	Federal National Mortgage Assn.	5.044%	8/1/33	1,058	1,101
2,4	Federal National Mortgage Assn.	5.046%	10/1/33	4,599	4,763
2,4	Federal National Mortgage Assn.	5.050%	8/1/32	1,043	1,061
2,4	Federal National Mortgage Assn.	5.060%	7/1/32	855	867
2,4	Federal National Mortgage Assn.	5.116%	9/1/33	10,160	10,470
2,4	Federal National Mortgage Assn.	5.185%	8/1/33	7,229	7,379
2,4	Federal National Mortgage Assn.	5.203%	9/1/32	504	516
2,4	Federal National Mortgage Assn.	5.215%	9/1/32	471	479
2,4	Federal National Mortgage Assn.	5.255%	9/1/33	14,158	14,564
2,4	Federal National Mortgage Assn.	5.332%	8/1/33	2,925	2,999
2,4	Federal National Mortgage Assn.	5.374%	8/1/33	4,743	4,810
2,4	Federal National Mortgage Assn.	5.416%	8/1/33	8,106	8,383
2,4	Federal National Mortgage Assn.	5.479%	8/1/37	6,734	7,057
2,4	Federal National Mortgage Assn.	5.584%	2/1/37	7,062	7,384
					268,582
Total U.S. Government and Agency Obligations (Cost $1,983,796)					1,995,098
Corporate Bonds (81.1%)
Asset-Backed/Commercial Mortgage-Backed Securities (24.3%)
3,4	American Express Credit Account Master Trust	0.328%	2/15/13	28,421	28,085
3,4	American Express Credit Account Master Trust	0.318%	12/15/13	22,500	21,921
3,4	American Express Issuance Trust	0.318%	8/15/11	24,500	24,265
5	BA Covered Bond Issuer	5.500%	6/14/12	36,600	36,977
4	Banc of America Commercial Mortgage, Inc.	5.334%	9/10/45	14,475	14,647
4	Banc of America Funding Corp.	5.566%	9/20/46	59,323	33,519
4	Banc of America Mortgage Securities	5.572%	9/25/32	147	130
4	Banc of America Mortgage Securities	5.502%	2/25/33	556	469
4	Banc of America Mortgage Securities	3.912%	5/25/33	1,815	1,520
4	Banc of America Mortgage Securities	4.171%	7/25/33	3,793	3,300
4	Banc of America Mortgage Securities	5.455%	2/25/34	3,844	3,346
4	Banc of America Securities Auto Trust	5.180%	6/18/10	642	643
3,4	Bank of America Credit Card Trust	0.868%	4/15/13	58,800	58,235
4	Bank of America Credit Card Trust	4.720%	5/15/13	4,300	4,438
3,4	Bank of America Credit Card Trust	0.308%	6/17/13	44,920	43,968
3,4	Bank of America Credit Card Trust	0.318%	11/15/13	8,025	7,795
3,4	Bank of America Credit Card Trust	1.488%	12/16/13	168,200	166,809
3,4	Bank of America Credit Card Trust	0.288%	4/15/14	25,850	24,873

2

3,4	Bank of America Credit Card Trust	0.988%	12/15/14	106,000	102,706
3,4	Bank One Issuance Trust	0.408%	5/15/14	15,796	15,411
4	Bear Stearns Adjustable Rate Mortgage Trust	5.748%	10/25/36	67,650	41,943
4	Bear Stearns Adjustable Rate Mortgage Trust	5.449%	5/25/47	55,931	34,677
4	Bear Stearns Commercial Mortgage Securities, Inc.	5.540%	9/11/41	9,540	9,194
4	Bear Stearns Commercial Mortgage Securities, Inc.	5.478%	10/12/41	46,800	45,880
4	Bear Stearns Commercial Mortgage Securities, Inc.	4.254%	7/11/42	9,352	9,283
4	Bear Stearns Commercial Mortgage Securities, Inc.	5.330%	1/12/45	11,250	11,295
4	Bear Stearns Commercial Mortgage Securities, Inc.	5.574%	6/11/50	45,000	44,167
4	Bear Stearns Commercial Mortgage Securities, Inc.	5.613%	6/11/50	40,000	39,355
[3,4,5]	BMW Floorplan Master Owner Trust	0.287%	9/17/11	107,500	107,180
4	BMW Vehicle Lease Trust	2.910%	3/15/12	110,500	110,972
4	BMW Vehicle Lease Trust	3.660%	8/15/13	20,150	20,205
4,5	Cabela's Master Credit Card Trust	4.310%	12/16/13	59,750	60,380
4	Capital Auto Receivables Asset Trust	4.980%	5/15/11	8,536	8,667
4	Capital Auto Receivables Asset Trust	5.000%	12/15/11	15,760	16,168
4	Capital One Auto Finance Trust	5.250%	8/15/11	7,881	7,908
4	Capital One Multi-Asset Execution Trust	4.150%	7/16/12	37,800	37,857
3,4	Capital One Multi-Asset Execution Trust	0.578%	7/15/13	27,400	26,992
4	Capital One Multi-Asset Execution Trust	5.300%	2/18/14	4,300	4,482
3,4	Capital One Multi-Asset Execution Trust	0.318%	3/17/14	129,375	125,377
4	Capital One Multi-Asset Execution Trust	3.200%	4/15/14	159,000	160,159
3,4	Capital One Multi-Asset Execution Trust	1.033%	6/16/14	840	812
3,4	Capital One Multi-Asset Execution Trust	0.418%	8/15/14	5,000	4,810
3,4	Capital One Multi-Asset Execution Trust	0.368%	9/15/15	13,205	12,386
3,4	Capital One Multi-Asset Execution Trust	0.348%	1/15/16	20,750	19,289
4	Capital One Multi-Asset Execution Trust	5.050%	2/15/16	46,500	47,653
3,4	Capital One Multi-Asset Execution Trust	0.318%	4/15/16	16,995	15,668
3,4	Capital One Multi-Asset Execution Trust	0.498%	12/15/16	2,675	2,442
3,4	Capital One Multi-Asset Execution Trust	0.378%	6/17/19	11,460	9,837
3,4	Capital One Multi-Asset Execution Trust	0.368%	12/16/19	130,000	110,314
4	Chase Issuance Trust	4.960%	9/17/12	37,540	38,630
3,4	Chase Issuance Trust	0.328%	10/15/12	33,000	32,659
4	Chase Issuance Trust	4.650%	12/17/12	4,262	4,382
3,4	Chase Issuance Trust	0.308%	3/15/13	17,550	17,266
3,4	Chase Issuance Trust	0.308%	11/15/13	6,625	6,456
3,4	Chase Issuance Trust	0.929%	6/16/14	46,250	44,917
3,4	Chase Issuance Trust	0.328%	7/15/14	23,000	22,136
3,4	Chase Issuance Trust	0.358%	12/15/14	11,100	10,712
3,4	Chase Issuance Trust	0.358%	12/15/14	11,910	11,419
4	Chase Issuance Trust	4.650%	3/15/15	164,000	170,403
4	Chase Issuance Trust	5.400%	7/15/15	80,000	84,990
3,4	Chase Issuance Trust	0.408%	9/15/15	3,900	3,734
3,4	Chase Issuance Trust	2.129%	9/15/15	65,750	65,956
4	Citibank Credit Card Issuance Trust	4.750%	10/22/12	49,000	50,420
4	Citibank Credit Card Issuance Trust	5.450%	5/10/13	31,585	33,236
3,4	Citibank Credit Card Issuance Trust	0.639%	8/20/14	29,300	28,267
3,4	Citibank Credit Card Issuance Trust	0.359%	10/20/14	19,100	18,191
3,4	Citibank Credit Card Issuance Trust	0.538%	12/17/14	87,300	83,476
4	Citibank Credit Card Issuance Trust	4.850%	4/22/15	216,700	225,106
4	Citibank Credit Card Issuance Trust	4.900%	6/23/16	83,000	86,408

3

3,4	Citibank Credit Card Issuance Trust	1.489%	5/22/17	22,500	21,668
4	Citibank Credit Card Issuance Trust	5.650%	9/20/19	24,075	24,755
3,4	Citibank Credit Card Issuance Trust	1.664%	5/20/20	61,200	58,029
[3,4,5]	Citibank Omni Master Trust	2.388%	5/16/16	89,500	90,421
4	Citigroup Commercial Mortgage Trust	5.699%	12/10/49	41,000	40,647
4	Citigroup Mortgage Loan Trust Inc.	5.909%	7/25/37	35,496	22,125
4	Citigroup Mortgage Loan Trust, Inc.	4.676%	3/25/34	6,121	5,126
4	Citigroup/Deutsche Bank Commercial Mortgage Trust	5.655%	11/15/44	14,270	13,940
4	Citigroup/Deutsche Bank Commercial Mortgage Trust	5.205%	12/11/49	60,025	58,152
4	CNH Equipment Trust	4.120%	5/15/12	21,200	21,549
4	CNH Equipment Trust	5.280%	11/15/12	13,000	13,557
4	CNH Equipment Trust	2.970%	3/15/13	35,800	35,896
4	Commercial Mortgage Pass-Through Certificates	5.811%	12/10/49	19,000	18,455
4	Countrywide Home Loans	4.101%	5/25/33	3,931	3,225
4	Countrywide Home Loans	4.128%	11/19/33	5,961	4,977
4	Countrywide Home Loans	5.308%	3/20/36	28,340	13,839
4	Countrywide Home Loans	5.366%	2/25/47	36,832	18,243
4	Credit Suisse Mortgage Capital Certificates	5.512%	2/15/39	20,800	21,097
4	Credit Suisse Mortgage Capital Certificates	5.722%	6/15/39	36,575	36,880
4	Credit Suisse Mortgage Capital Certificates	5.589%	9/15/40	29,100	28,021
4	DaimlerChrysler Auto Trust	5.330%	8/8/10	362	362
4	DaimlerChrysler Auto Trust	4.980%	2/8/11	7,154	7,210
4	DaimlerChrysler Auto Trust	3.700%	6/8/12	33,100	33,537
4	DaimlerChrysler Auto Trust	4.710%	9/10/12	19,100	19,401
3,4	DaimlerChrysler Master Owner Trust	0.318%	11/15/11	7,586	7,501
4	Discover Card Master Trust	5.100%	10/15/13	47,850	49,594
3,4	Discover Card Master Trust	0.969%	6/15/15	11,000	10,280
4	Discover Card Master Trust	5.650%	12/15/15	79,100	82,190
4	Discover Card Master Trust	5.650%	3/16/20	25,720	24,999
3,4	Discover Card Master Trust I	0.338%	10/16/14	5,075	4,791
3,4	Discover Card Master Trust I	0.378%	6/16/15	7,900	7,338
3,4	Discover Card Master Trust I	0.368%	1/19/16	10,000	9,152
4	Fifth Third Auto Trust	4.070%	1/17/12	67,600	68,130
4	First Horizon Mortgage Pass-Though Trust	5.483%	1/25/37	59,616	35,693
4	First Horizon Mortgage Pass-Through Trust	5.646%	11/25/36	25,561	18,653
3,4	Fleet Home Equity Loan Trust	0.539%	1/20/33	4,135	2,544
4,5	Ford Credit Auto Lease Trust	3.710%	1/15/14	35,700	35,790
4	Ford Credit Auto Owner Trust	5.160%	11/15/10	9,106	9,154
4	Ford Credit Auto Owner Trust	5.250%	9/15/11	41,845	42,915
4	Ford Credit Auto Owner Trust	5.150%	11/15/11	23,820	24,283
4	Ford Credit Auto Owner Trust	3.960%	4/15/12	14,900	15,142
4	Ford Credit Auto Owner Trust	4.280%	5/15/12	91,500	93,465
4	Ford Credit Auto Owner Trust	4.950%	3/15/13	5,550	5,836
3,4	Ford Credit Auto Owner Trust	2.038%	4/15/13	36,100	36,713
4	Ford Credit Auto Owner Trust	2.790%	8/15/13	104,500	104,864
4	Ford Credit Auto Owner Trust	4.500%	7/15/14	25,200	25,868
3,4	Ford Credit Floorplan Master Owner Trust	0.538%	6/15/13	57,400	51,814
4	GE Capital Commercial Mortgage Corp.	4.974%	7/10/45	3,960	3,761
4	GE Capital Commercial Mortgage Corp.	4.353%	6/10/48	20,414	20,306
3,4	GE Capital Credit Card Master Note Trust	0.328%	3/15/13	17,600	17,454
4	GMAC Mortgage Corp. Loan Trust	5.301%	11/19/35	10,786	9,654

4

[3,4,5]	Golden Credit Card Trust	1.288%	7/15/17	91,100	85,449
3,4	Granite Master Issuer PLC	0.327%	12/17/54	6,638	4,813
3,4	Granite Master Issuer PLC	0.359%	12/20/54	19,764	14,821
4	Harley-Davidson Motorcycle Trust	5.240%	1/15/12	1,707	1,721
4	Harley-Davidson Motorcycle Trust	5.220%	3/15/12	7,243	7,329
4	Harley-Davidson Motorcycle Trust	5.100%	5/15/12	15,554	15,770
4,5	Harley-Davidson Motorcycle Trust	5.040%	10/15/12	14,487	14,715
4	Harley-Davidson Motorcycle Trust	3.190%	11/15/13	21,620	21,775
4	Harley-Davidson Motorcycle Trust	2.620%	3/15/14	65,300	65,144
4	Harley-Davidson Motorcycle Trust	3.320%	2/15/17	8,780	8,749
4	Honda Auto Receivables Owner Trust	4.470%	1/18/12	36,400	37,211
4	Honda Auto Receivables Owner Trust	5.090%	7/18/13	5,870	6,049
4,5	JP Morgan Auto Receivables Trust	5.220%	9/15/12	52,000	53,728
4	JP Morgan Mortgage Trust	5.294%	7/25/35	52,666	42,133
4	JPMorgan Chase Commercial Mortgage Securities	4.625%	3/15/46	21,882	21,647
4	JPMorgan Chase Commercial Mortgage Securities	5.298%	5/15/47	18,700	17,609
4	JPMorgan Chase Commercial Mortgage Securities	5.782%	6/15/49	50,700	49,421
4	JPMorgan Chase Commercial Mortgage Securities	5.629%	2/12/51	24,053	24,086
4	JPMorgan Chase Commercial Mortgage Securities	5.827%	2/15/51	44,610	44,263
[3,4,5]	Kildare Securities Ltd.	0.710%	12/10/43	42,416	30,777
4	LB-UBS Commercial Mortgage Trust	5.303%	2/15/40	37,500	37,034
4	LB-UBS Commercial Mortgage Trust	5.318%	2/15/40	23,300	23,129
4	Master Adjustable Rate Mortgages Trust	3.639%	4/25/34	7,307	6,000
4	MBNA Credit Card Master Note Trust	4.500%	1/15/13	19,775	20,192
4	Merrill Lynch Mortgage Investors Trust	2.733%	2/25/33	4,913	3,688
4	Merrill Lynch Mortgage Investors Trust	3.630%	7/25/33	2,376	2,308
4	Merrill Lynch Mortgage Investors Trust	4.546%	2/25/34	9,813	8,139
4	Merrill Lynch Mortgage Trust	4.556%	6/12/43	16,609	16,339
4	Merrill Lynch Mortgage Trust	5.724%	6/12/50	38,100	37,561
4	Merrill Lynch Mortgage Trust	5.425%	2/12/51	3,700	3,564
4	Merrill Lynch/Countrywide Commercial Mortgage Trust	5.282%	8/12/48	23,500	22,823
4	Merrill Lynch/Countrywide Commercial Mortgage Trust	5.693%	6/12/50	10,300	10,211
4	Merrill Lynch/Countrywide Commercial Mortgage Trust	5.331%	3/12/51	19,865	19,295
4	Morgan Stanley Capital I	5.649%	6/11/42	81,050	76,715
4	Morgan Stanley Capital I	5.770%	10/15/42	25,900	21,986
4	Morgan Stanley Capital I	5.374%	3/12/44	25,330	25,664
4	Morgan Stanley Capital I	5.623%	12/12/49	16,800	16,557
4	Morgan Stanley Capital I	5.090%	10/12/52	19,825	20,155
3,4	Morgan Stanley Dean Witter Credit Card Home Equity
	Line of Credit Trust	0.825%	11/25/15	2,096	1,256
4	Morgan Stanley Mortgage Loan Trust	3.360%	2/25/34	8,946	7,593
4	Morgan Stanley Mortgage Loan Trust	5.379%	6/25/36	34,629	28,612
3,4	National City Credit Card Master Trust	0.338%	8/15/12	57,400	56,376
3,4	National City Credit Card Master Trust	0.338%	3/17/14	24,825	22,996
4	Nissan Auto Lease Trust	2.920%	12/15/11	64,290	64,026
4	Nissan Auto Lease Trust	3.510%	11/17/14	9,200	9,209
4	Nissan Auto Receivables Owner Trust	4.460%	4/16/12	55,117	56,515
4	Nissan Auto Receivables Owner Trust	5.450%	6/15/12	32,120	32,854
4	Nissan Auto Receivables Owner Trust	5.930%	7/16/12	34,250	36,316
4	Nissan Auto Receivables Owner Trust	3.200%	2/15/13	11,050	11,261
4	Nissan Auto Receivables Owner Trust	5.000%	9/15/14	70,400	74,005

5

4	Nissan Auto Receivables Owner Trust	4.740%	8/17/15	18,292	18,898
[3,4,5]	Nordstrom Private Label Credit Card Master Trust	0.348%	5/15/15	93,000	83,104
3,4	Permanent Master Issuer PLC	0.559%	1/15/16	32,800	31,725
4	Provident Funding Mortgage Loan Trust	3.814%	4/25/34	11,662	9,565
4	Residential Funding Mortgage Securities I	5.845%	8/25/36	48,602	29,804
4	Residential Funding Mortgage Securities I	5.951%	9/25/36	21,622	11,899
4	Salomon Brothers Mortgage Securities VII	5.551%	9/25/33	12,181	10,364
4	Sequoia Mortgage Trust	5.618%	9/20/46	58,271	36,711
3,4	Swift Master Auto Receivables Trust	0.388%	6/15/12	12,100	11,555
3,4	Swift Master Auto Receivables Trust	0.938%	10/15/12	21,395	20,224
4	Thornburg Mortgage Securities Trust	3.376%	3/25/44	9,277	8,115
4	USAA Auto Owner Trust	4.160%	4/16/12	46,113	46,826
4	USAA Auto Owner Trust	4.640%	10/15/12	68,500	70,536
4	USAA Auto Owner Trust	3.020%	6/17/13	79,000	80,270
4	USAA Auto Owner Trust	4.500%	10/15/13	28,020	29,004
4	USAA Auto Owner Trust	4.710%	2/18/14	68,375	71,061
4	Volkswagen Auto Lease Trust	3.410%	4/16/12	42,850	43,473
4	Volkswagen Auto Loan Enhanced Trust	5.470%	3/20/13	92,350	97,681
3,4	Wachovia Asset Securitization, Inc.	0.545%	6/25/33	1,459	716
4	Wachovia Auto Loan Owner Trust	5.100%	7/20/11	954	956
4	Wachovia Auto Owner Trust	5.390%	9/20/11	14,613	14,840
4	Wachovia Bank Commercial Mortgage Trust	4.847%	10/15/41	21,500	21,016
3,4	Wachovia Bank Commercial Mortgage Trust	5.209%	10/15/44	2,500	2,445
4	Wachovia Bank Commercial Mortgage Trust	5.569%	5/15/46	29,100	28,212
4	Wachovia Bank Commercial Mortgage Trust	5.275%	11/15/48	16,490	16,381
4	Washington Mutual Mortgage Pass-Through
	Certificates	4.522%	1/25/33	518	456
4	Washington Mutual Mortgage Pass-Through
	Certificates	2.890%	8/25/33	4,396	3,731
4	Washington Mutual Mortgage Pass-Through
	Certificates	4.526%	9/25/33	5,941	4,990
4	Wells Fargo Home Equity Trust	3.970%	5/25/34	10,792	10,348
4	Wells Fargo Mortgage Backed Securities Trust	5.626%	10/25/36	54,847	38,341
4	World Omni Auto Receivables Trust	5.230%	2/15/11	2,087	2,090
4	World Omni Auto Receivables Trust	3.940%	10/15/12	15,880	16,084
4	World Omni Auto Receivables Trust	5.130%	4/15/13	21,500	22,315
4	World Omni Auto Receivables Trust	3.330%	5/15/13	27,620	27,731
4	World Omni Auto Receivables Trust	5.120%	5/15/14	16,410	16,350
					6,483,575
Finance (28.1%)
	Banking (18.1%)
	American Express Bank, FSB	5.500%	4/16/13	27,225	27,642
3	American Express Centurion Bank	0.448%	11/16/09	9,500	9,481
	American Express Centurion Bank	5.200%	11/26/10	29,300	30,155
	American Express Co.	7.250%	5/20/14	65,400	70,903
3	American Express Credit Corp.	0.454%	10/4/10	19,600	19,044
3,5	ANZ National Bank International Ltd.	1.014%	8/7/09	19,600	19,596
5	ANZ National Bank International Ltd.	6.200%	7/19/13	18,175	18,725
	Astoria Financial Corp.	5.750%	10/15/12	12,000	11,027
4,5	Banco Mercantil del Norte	6.135%	10/13/16	19,550	16,940
3,5	Banco Santander Chile	0.983%	12/9/09	18,900	18,778

6

4	Bank of America Capital Trust XIV	5.630%	12/31/49	63,943	36,448
3	Bank of America Corp.	1.116%	8/2/10	20,000	19,689
	Bank of America Corp.	5.375%	8/15/11	59,361	61,870
6	Bank of America Corp.	2.100%	4/30/12	106,000	106,686
	Bank of America Corp.	5.375%	9/11/12	40,870	42,195
	Bank of New York Mellon	7.300%	12/1/09	4,900	4,970
	Bank of New York Mellon	4.950%	1/14/11	14,700	15,223
	Bank of New York Mellon	5.125%	11/1/11	3,450	3,659
	Bank of New York Mellon	6.375%	4/1/12	3,705	4,033
	Bank of New York Mellon	4.950%	11/1/12	14,645	15,770
	Bank of New York Mellon	4.500%	4/1/13	20,700	21,709
	Bank of New York Mellon	5.125%	8/27/13	8,466	9,019
	Bank of New York Mellon	4.300%	5/15/14	53,744	55,885
5	Bank of Scotland PLC	4.000%	9/15/09	32,000	31,880
3,5	Bank of Scotland PLC	0.689%	12/8/10	89,800	83,192
3	Barclays Bank PLC	1.066%	8/10/09	46,800	46,803
	Barclays Bank PLC	7.400%	12/15/09	6,788	6,889
	Barclays Bank PLC	5.450%	9/12/12	14,550	15,462
4,5	Barclays Bank PLC	7.375%	12/15/49	4,420	3,097
	BB&T Corp.	6.500%	8/1/11	30,375	31,917
	BB&T Corp.	3.850%	7/27/12	90,000	91,046
	BB&T Corp.	5.700%	4/30/14	39,725	41,928
3	Bear Stearns Cos., LLC	0.902%	9/9/09	43,450	43,435
	Bear Stearns Cos., LLC	4.500%	10/28/10	24,158	24,949
3	Bear Stearns Cos., LLC	0.718%	1/31/11	25,020	24,919
	Bear Stearns Cos., LLC	5.350%	2/1/12	9,400	9,983
	Bear Stearns Cos., LLC	6.950%	8/10/12	121,400	134,913
5	BNP Paribas	4.800%	6/24/15	13,800	12,216
3,5	BTMU Curacao Holdings NV	0.930%	12/19/16	36,725	28,526
	Capital One Bank USA N.A.	5.750%	9/15/10	3,732	3,879
	Capital One Bank USA N.A.	6.500%	6/13/13	4,875	4,847
	Capital One Financial Corp.	4.800%	2/21/12	29,250	29,141
	Capital One Financial Corp.	7.375%	5/23/14	51,872	56,401
4,5	CBG Florida REIT Corp.	7.114%	2/15/49	25,100	251
	Charter One Bank N.A.	5.500%	4/26/11	16,400	16,688
6	Citigroup Funding, Inc.	2.000%	3/30/12	40,000	40,221
	Citigroup, Inc.	6.500%	1/18/11	14,625	14,985
6	Citigroup, Inc.	2.125%	4/30/12	58,000	58,336
	Citigroup, Inc.	5.625%	8/27/12	36,075	35,068
	Citigroup, Inc.	5.300%	10/17/12	59,197	59,148
	Citigroup, Inc.	5.500%	4/11/13	58,453	57,800
	Citigroup, Inc.	6.500%	8/19/13	34,890	35,496
	Citigroup, Inc.	6.125%	11/21/17	30,905	28,531
5	Commonwealth Bank of Australia	5.000%	11/6/12	19,600	19,928
4,5	Commonwealth Bank of Australia	6.024%	3/15/49	21,125	14,365
3,5	Compass Bank	1.137%	10/9/09	46,700	46,671
	Countrywide Financial Corp.	5.800%	6/7/12	6,800	7,004
3,5	Credit Agricole	0.714%	5/28/10	93,750	92,655
4,5	Credit Agricole	6.637%	5/31/49	7,600	4,779
3	Credit Suisse First Boston USA, Inc.	1.083%	8/15/10	41,500	41,484
	Credit Suisse First Boston USA, Inc.	5.250%	3/2/11	15,600	16,284

7

	Credit Suisse First Boston USA, Inc.	5.500%	8/16/11	27,600	29,243
	Credit Suisse First Boston USA, Inc.	6.125%	11/15/11	39,441	42,336
	Credit Suisse First Boston USA, Inc.	6.500%	1/15/12	11,732	12,734
	Credit Suisse First Boston USA, Inc.	5.125%	1/15/14	5,400	5,614
	Credit Suisse New York	3.450%	7/2/12	103,000	104,263
	Credit Suisse New York	5.000%	5/15/13	55,350	57,726
	Credit Suisse New York	5.500%	5/1/14	65,985	71,134
	Deutsche Bank AG London	5.375%	10/12/12	4,700	5,036
3,5	Development Bank of Singapore Ltd.	1.074%	5/16/17	54,850	47,984
3,5	DnB NOR Bank ASA	0.580%	10/13/09	60,900	60,689
	Fifth Third Bancorp.	6.250%	5/1/13	9,075	9,152
3	First Tennessee Bank	0.754%	12/17/09	23,500	23,504
	FirstStar Bank	7.125%	12/1/09	11,985	12,244
	Fleet Financial Group	7.375%	12/1/09	5,000	5,092
4	Goldman Sachs Capital II	5.793%	12/29/49	19,430	13,440
3	Goldman Sachs Group, Inc.	0.692%	12/23/09	49,750	49,697
3	Goldman Sachs Group, Inc.	0.901%	6/28/10	45,030	44,989
	Goldman Sachs Group, Inc.	6.600%	1/15/12	4,650	5,046
	Goldman Sachs Group, Inc.	5.700%	9/1/12	4,650	4,987
	Goldman Sachs Group, Inc.	5.450%	11/1/12	43,700	46,553
	Goldman Sachs Group, Inc.	5.250%	4/1/13	3,000	3,157
	Goldman Sachs Group, Inc.	4.750%	7/15/13	4,500	4,665
	Goldman Sachs Group, Inc.	5.250%	10/15/13	12,450	13,080
	Goldman Sachs Group, Inc.	5.625%	1/15/17	5,870	5,869
	Goldman Sachs Group, Inc.	6.150%	4/1/18	20,000	21,413
	HSBC Bank PLC	6.950%	3/15/11	17,812	18,461
	HSBC Bank USA	3.875%	9/15/09	38,500	38,643
3	HSBC Bank USA	0.759%	12/14/09	38,500	38,448
5	ICICI Bank Ltd.	5.750%	1/12/12	9,125	8,908
3	Independence Community Bank	2.417%	4/1/14	16,040	13,968
	JPMorgan Chase & Co.	4.600%	1/17/11	9,350	9,631
	JPMorgan Chase & Co.	6.750%	2/1/11	29,500	31,346
	JPMorgan Chase & Co.	4.850%	6/16/11	30,000	31,373
	JPMorgan Chase & Co.	6.625%	3/15/12	40,601	44,050
	JPMorgan Chase & Co.	5.375%	10/1/12	72,565	78,360
	JPMorgan Chase & Co.	4.891%	9/1/15	25,200	22,032
4	JPMorgan Chase & Co.	7.900%	12/29/49	18,000	17,043
	KeyCorp	6.500%	5/14/13	11,000	11,025
4,5	Lloyds TSB Group PLC	6.267%	11/14/49	23,575	10,137
	M&I Marshall & Ilsley Bank	5.150%	2/22/12	21,500	19,694
3,5	Manufacturers & Traders Trust Co.	2.097%	4/1/13	18,050	14,443
4	Mellon Capital IV	6.244%	6/29/49	32,825	23,060
3	Merrill Lynch & Co., Inc.	1.236%	2/5/10	56,575	56,151
	Merrill Lynch & Co., Inc.	4.250%	2/8/10	28,035	28,347
	Merrill Lynch & Co., Inc.	4.790%	8/4/10	26,315	27,043
	Merrill Lynch & Co., Inc.	5.770%	7/25/11	9,150	9,511
3	Merrill Lynch & Co., Inc.	0.867%	6/5/12	25,000	22,697
	Merrill Lynch & Co., Inc.	6.050%	8/15/12	30,683	31,677
	Merrill Lynch & Co., Inc.	5.450%	2/5/13	10,975	11,095
3	Morgan Stanley	0.789%	1/15/10	100,900	100,374
	Morgan Stanley	5.050%	1/21/11	6,569	6,772

8

	Morgan Stanley	6.750%	4/15/11	40,280	42,772
6	Morgan Stanley	3.250%	12/1/11	63,000	65,396
	Morgan Stanley	6.600%	4/1/12	24,408	26,145
	Morgan Stanley	5.250%	11/2/12	19,610	20,495
	Morgan Stanley	5.300%	3/1/13	14,625	15,249
	Morgan Stanley	6.000%	5/13/14	34,160	36,504
	Morgan Stanley	6.625%	4/1/18	45,185	48,555
	National Australia Bank	8.600%	5/19/10	18,760	19,827
	National City Bank - Cleveland OH	4.250%	1/29/10	13,950	14,025
	National City Bank - Cleveland OH	6.250%	3/15/11	2,000	2,059
	National City Bank - Cleveland OH	6.200%	12/15/11	16,300	17,038
	National City Bank - Cleveland OH	4.625%	5/1/13	24,715	24,327
	National City Bank of Kentucky	6.300%	2/15/11	8,700	8,951
	National City Bank of Pennsylvania	7.250%	10/21/11	6,228	6,594
	National Westminster Bank PLC	7.375%	10/1/09	9,337	9,374
	North Fork Bancorp., Inc.	5.875%	8/15/12	8,070	8,008
	Northern Trust Corp.	5.500%	8/15/13	10,225	11,132
	PNC Funding Corp.	5.125%	12/14/10	28,155	29,068
	PNC Funding Corp.	5.400%	6/10/14	6,820	7,133
5	Rabobank Nederland NV	4.200%	5/13/14	80,360	81,783
	Regions Financial Corp.	4.375%	12/1/10	1,500	1,469
	Regions Financial Corp.	7.000%	3/1/11	10,385	9,980
	Santander Financial Issuances	6.375%	2/15/11	17,675	17,658
3,5	Santander U.S. Debt, S.A. Unipersonal	0.697%	11/20/09	88,100	87,249
	Sanwa Bank Ltd.	7.400%	6/15/11	9,825	10,431
4,5	Societe Generale	5.922%	12/5/49	9,200	5,939
	Sovereign Bancorp, Inc.	4.800%	9/1/10	7,000	6,982
3	Sovereign Bancorp, Inc.	2.738%	8/1/13	2,397	1,969
4	State Street Capital Trust III	8.250%	3/15/42	7,450	6,891
	State Street Corp.	7.650%	6/15/10	8,075	8,469
3	State Street Corp.	0.591%	4/30/12	5,000	4,818
3,5	Unicredit Luxembourg Finance	0.850%	1/13/17	51,600	43,841
	US Bancorp	4.200%	5/15/14	58,500	60,890
	US Bank NA	6.375%	8/1/11	38,244	40,752
	US Bank NA	6.300%	2/4/14	21,700	24,229
	US Bank NA	4.950%	10/30/14	13,650	14,429
4	US Central Credit Union	2.700%	9/30/09	909	909
4	USB Capital IX	6.189%	4/15/49	53,940	38,028
4,5	USB Realty Corp.	6.091%	12/15/49	11,750	6,756
	Wachovia Bank NA	7.800%	8/18/10	38,950	40,762
	Wachovia Bank NA	4.800%	11/1/14	18,900	18,481
	Wachovia Bank NA	4.875%	2/1/15	4,000	3,878
	Wachovia Bank NA	5.000%	8/15/15	9,750	9,557
4	Wachovia Capital Trust III	5.800%	3/15/11	27,485	17,865
	Wachovia Corp.	4.375%	6/1/10	4,050	4,146
	Wachovia Corp.	5.350%	3/15/11	27,047	28,180
3	Wachovia Corp.	0.639%	10/15/11	24,450	23,623
	Wachovia Corp.	5.300%	10/15/11	55,120	58,242
	Wachovia Corp.	5.500%	5/1/13	48,825	51,206
7	Washington Mutual Bank	5.550%	6/16/10	8,965	2,421
7	Washington Mutual Bank	6.875%	6/15/11	21,983	110

9

	Washington Mutual Finance Corp.	6.875%	5/15/11	5,975	6,165
	Wells Fargo & Co.	4.200%	1/15/10	41,000	41,405
	Wells Fargo & Co.	4.625%	8/9/10	5,270	5,440
	Wells Fargo & Co.	4.875%	1/12/11	39,025	40,518
	Wells Fargo & Co.	5.300%	8/26/11	19,500	20,558
	Wells Fargo & Co.	5.250%	10/23/12	17,675	18,626
	Wells Fargo & Co.	4.375%	1/31/13	15,000	15,201
	Wells Fargo Bank NA	6.450%	2/1/11	57,550	60,700
	Wells Fargo Bank NA	4.750%	2/9/15	30,200	30,216
	Wells Fargo Financial, Inc.	5.500%	8/1/12	5,650	5,960
3	Zions Bancorp.	2.150%	12/10/09	65,700	60,221
	Brokerage (0.2%)
	Charles Schwab Corp.	4.950%	6/1/14	24,790	25,693
	Jefferies Group Inc.	5.875%	6/8/14	7,050	6,852
	Jefferies Group Inc.	8.500%	7/15/19	9,320	9,616
3,7	Lehman Brothers Holdings E-Capital Trust I	2.998%	8/19/65	9,410	1
3,7	Lehman Brothers Holdings, Inc.	2.911%	8/21/09	24,450	4,095
3,7	Lehman Brothers Holdings, Inc.	2.907%	11/16/09	38,620	6,469
3,7	Lehman Brothers Holdings, Inc.	2.951%	5/25/10	19,555	3,275
7	Lehman Brothers Holdings, Inc.	5.750%	7/18/11	69,400	11,486
7	Lehman Brothers Holdings, Inc.	5.625%	1/24/13	9,200	1,622
	Finance Companies (4.4%)
	American General Finance Corp.	5.375%	9/1/09	14,065	13,766
	American General Finance Corp.	3.875%	10/1/09	39,000	37,489
	American General Finance Corp.	4.875%	5/15/10	5,200	4,433
	American General Finance Corp.	5.200%	12/15/11	12,700	8,509
	American General Finance Corp.	4.875%	7/15/12	16,678	10,924
3	General Electric Capital Corp.	1.016%	5/10/10	41,400	41,136
	General Electric Capital Corp.	5.500%	4/28/11	6,035	6,337
	General Electric Capital Corp.	5.000%	11/15/11	25,000	26,162
	General Electric Capital Corp.	5.875%	2/15/12	21,497	22,825
	General Electric Capital Corp.	4.375%	3/3/12	17,175	17,646
6	General Electric Capital Corp.	2.250%	3/12/12	60,000	60,720
	General Electric Capital Corp.	5.000%	4/10/12	25,525	26,558
	General Electric Capital Corp.	6.000%	6/15/12	30,000	32,019
	General Electric Capital Corp.	5.250%	10/19/12	114,658	120,311
	General Electric Capital Corp.	5.450%	1/15/13	13,800	14,412
	General Electric Capital Corp.	4.800%	5/1/13	62,215	64,167
	General Electric Capital Corp.	5.900%	5/13/14	2,440	2,608
4	General Electric Capital Corp.	6.375%	11/15/67	14,450	10,614
6	GMAC LLC	2.200%	12/19/12	34,000	34,070
4	HSBC Finance Capital Trust IX	5.911%	11/30/35	5,000	2,750
	HSBC Finance Corp.	4.625%	9/15/10	50,700	51,690
	HSBC Finance Corp.	5.250%	1/14/11	89,775	92,199
	HSBC Finance Corp.	6.750%	5/15/11	67,325	70,567
	HSBC Finance Corp.	5.700%	6/1/11	26,550	27,417
	HSBC Finance Corp.	6.375%	10/15/11	101,295	106,457
	HSBC Finance Corp.	5.900%	6/19/12	86,258	90,168
	HSBC Finance Corp.	5.250%	1/15/14	10,020	10,223
	International Lease Finance Corp.	4.875%	9/1/10	13,377	11,437
	International Lease Finance Corp.	5.125%	11/1/10	9,750	8,190

10

	International Lease Finance Corp.	4.950%	2/1/11	45,000	36,450
	International Lease Finance Corp.	5.450%	3/24/11	43,065	35,313
	International Lease Finance Corp.	5.750%	6/15/11	19,550	15,542
	International Lease Finance Corp.	4.750%	1/13/12	13,100	9,497
	International Lease Finance Corp.	5.300%	5/1/12	31,375	22,747
	SLM Corp.	4.500%	7/26/10	28,445	26,672
5	USAA Capital Corp.	3.500%	7/17/14	9,600	9,541
	Insurance (3.9%)
	Aetna, Inc.	5.750%	6/15/11	6,600	6,911
	Allstate Corp.	6.200%	5/16/14	12,700	13,625
	Allstate Life Global Funding	5.375%	4/30/13	10,000	10,377
5	Berkshire Hathaway Finance Corp.	4.000%	4/15/12	53,900	55,841
	Berkshire Hathaway Finance Corp.	4.500%	1/15/13	25,245	26,428
	Berkshire Hathaway Finance Corp.	5.000%	8/15/13	5,200	5,493
	Chubb Corp.	5.200%	4/1/13	2,092	2,195
4	Chubb Corp.	6.375%	3/29/67	3,760	3,061
	Coventry Health Care Inc.	5.875%	1/15/12	2,375	2,340
4	ING Groep NV	5.775%	12/8/49	11,170	6,870
5	ING Security Life Institutional Funding	4.250%	1/15/10	29,500	28,939
5	Jackson National Life Global Funding	5.375%	5/8/13	18,650	18,453
5	John Hancock Global Funding II	6.500%	3/1/11	8,000	8,386
5	Liberty Mutual Group, Inc.	4.875%	2/1/10	9,380	9,337
4,5	Liberty Mutual Group, Inc.	7.000%	3/15/37	7,600	4,840
	Lincoln National Corp.	5.650%	8/27/12	20,250	20,250
4	Lincoln National Corp.	6.050%	4/20/67	8,340	5,087
	Marsh & McLennan Cos., Inc.	5.375%	7/15/14	4,100	4,080
3,5	MassMutual Global Funding II	0.569%	4/21/11	117,100	113,273
3,5	MassMutual Global Funding II	0.789%	12/6/13	14,950	13,809
3,5	Merna Reinsurance Ltd.	2.347%	7/7/10	18,330	17,237
3,5	MetLife Global Funding I	1.014%	5/18/10	48,900	47,936
5	MetLife Global Funding I	5.125%	4/10/13	64,287	66,206
5	MetLife Global Funding I	5.125%	6/10/14	12,715	12,870
5	Monumental Global Funding II	4.625%	3/15/10	15,385	15,252
5	New York Life Global Funding	4.625%	8/16/10	9,360	9,549
5	New York Life Global Funding	5.250%	10/16/12	9,340	9,959
5	New York Life Global Funding	4.650%	5/9/13	5,400	5,571
5	New York Life Global Funding	5.375%	9/15/13	4,000	4,247
4,5	Oil Insurance Ltd.	7.558%	6/30/49	13,225	6,381
5	PRICOA Global Funding I	4.200%	1/15/10	18,291	18,320
5	PRICOA Global Funding I	4.625%	6/25/12	5,000	4,951
5	PRICOA Global Funding I	5.450%	6/11/14	20,890	20,916
	Principal Financial Group, Inc.	7.875%	5/15/14	13,900	15,004
5	Principal Life Global Funding I	4.400%	10/1/10	9,800	9,813
5	Principal Life Global Funding I	6.250%	2/15/12	3,900	4,104
5	Principal Life Global Funding I	5.125%	10/15/13	34,280	34,452
	Principal Life Income Funding Trusts	5.125%	3/1/11	29,400	30,317
4	Progressive Corp.	6.700%	6/15/37	7,320	5,698
	Prudential Financial, Inc.	5.800%	6/15/12	29,175	29,744
	Prudential Financial, Inc.	5.100%	9/20/14	9,500	9,316
	Prudential Financial, Inc.	6.200%	1/15/15	4,890	5,051
5	TIAA Global Markets	4.950%	7/15/13	5,800	6,088

11

	Travelers Cos. Inc.	5.375%	6/15/12	18,308	19,155
4	Travelers Cos. Inc.	6.250%	3/15/37	16,175	13,777
	Travelers Property Casualty Corp.	5.000%	3/15/13	18,740	19,307
	UnitedHealth Group, Inc.	5.125%	11/15/10	18,750	19,419
	UnitedHealth Group, Inc.	5.250%	3/15/11	19,300	20,140
	UnitedHealth Group, Inc.	5.500%	11/15/12	11,400	12,048
	UnitedHealth Group, Inc.	4.875%	2/15/13	13,105	13,527
	UnitedHealth Group, Inc.	4.875%	4/1/13	23,969	24,725
	UnitedHealth Group, Inc.	5.000%	8/15/14	7,500	7,722
	WellPoint Inc.	4.250%	12/15/09	16,300	16,389
	WellPoint Inc.	5.000%	1/15/11	16,768	17,280
	WellPoint Inc.	6.375%	1/15/12	9,750	10,156
	WellPoint Inc.	6.800%	8/1/12	7,298	7,910
	WellPoint Inc.	6.000%	2/15/14	41,400	43,937
	Willis North America Inc.	5.125%	7/15/10	8,040	8,088
	XL Capital Finance Europe PLC	6.500%	1/15/12	6,500	6,360
5	Xlliac Global Funding	4.800%	8/10/10	15,700	15,209
4,5	ZFS Finance USA Trust I	5.875%	5/9/32	14,625	11,590
	Other Finance (0.3%)
3	Paccar Financial Corp.	0.904%	5/17/10	70,325	70,029

	Real Estate Investment Trusts (1.2%)
	Arden Realty LP	5.200%	9/1/11	7,700	7,966
	AvalonBay Communities, Inc.	5.500%	1/15/12	9,375	9,643
	Boston Properties, Inc.	6.250%	1/15/13	11,165	11,323
	Brandywine Operating Partnership	5.750%	4/1/12	17,190	16,044
	Developers Diversified Realty Corp.	5.250%	4/15/11	7,330	6,817
	Developers Diversified Realty Corp.	5.375%	10/15/12	14,000	11,905
	Health Care Property Investors, Inc.	4.875%	9/15/10	24,350	24,106
	Health Care REIT, Inc.	8.000%	9/12/12	19,445	20,110
	Kimco Realty Corp.	4.820%	8/15/11	14,035	13,485
	Liberty Property LP	6.375%	8/15/12	9,400	9,182
	Regency Centers LP	7.950%	1/15/11	4,700	4,810
	Simon Property Group, LP	4.875%	3/18/10	27,900	28,136
	Simon Property Group, LP	4.875%	8/15/10	17,950	18,201
	Simon Property Group, LP	5.375%	6/1/11	5,130	5,278
	Simon Property Group, LP	5.600%	9/1/11	9,260	9,565
	Simon Property Group, LP	6.350%	8/28/12	5,660	5,884
	Simon Property Group, LP	5.300%	5/30/13	29,900	30,322
	Simon Property Group, LP	6.750%	5/15/14	26,050	27,079
5	WEA / WCI Finance LLC	5.400%	10/1/12	20,140	20,222
5	WEA Finance / WT Finance	7.500%	6/2/14	30,500	30,939
5	Westfield Capital Corp. Ltd.	4.375%	11/15/10	18,930	18,824
					7,513,966
Industrial (24.4%)
	Basic Industry (1.2%)
	Air Products & Chemicals Inc.	4.150%	2/1/13	12,400	12,626
	Alcoa, Inc.	6.000%	7/15/13	23,250	23,339
	ArcelorMittal	5.375%	6/1/13	17,245	17,819
	ArcelorMittal	6.500%	4/15/14	8,800	8,981
	Barrick Gold Finance Inc.	6.125%	9/15/13	23,250	25,207

12

	BHP Billiton Finance (USA) Ltd.	4.800%	4/15/13	6,966	7,366
	BHP Billiton Finance (USA) Ltd.	5.500%	4/1/14	18,900	20,519
	Dow Chemical Co.	7.600%	5/15/14	55,625	60,739
	International Paper Co.	7.950%	6/15/18	7,250	7,759
	PPG Industries, Inc.	5.750%	3/15/13	15,860	16,790
	Rio Tinto Finance USA Ltd.	5.875%	7/15/13	38,654	40,943
	Rio Tinto Finance USA Ltd.	8.950%	5/1/14	32,400	37,574
	Rohm & Haas Co.	5.600%	3/15/13	20,585	20,725
	Weyerhaeuser Co.	6.750%	3/15/12	9,790	9,990
3,5	Xstrata Finance Dubai Ltd.	1.270%	11/13/09	14,750	14,705
	Capital Goods (3.0%)
	Allied Waste North America Inc.	6.125%	2/15/14	29,645	30,571
	Allied Waste North America Inc.	6.875%	6/1/17	9,125	9,353
5	BAE Systems Holdings Inc.	4.750%	8/15/10	33,386	33,862
	Bemis Co. Inc.	5.650%	8/1/14	6,500	6,804
	Boeing Capital Corp.	6.500%	2/15/12	10,000	11,063
	Boeing Capital Corp.	5.800%	1/15/13	20,000	21,781
	Boeing Co.	5.000%	3/15/14	18,250	19,511
	Boeing Co.	3.500%	2/15/15	18,800	18,857
3	Caterpillar Financial Services Corp.	1.006%	8/11/09	74,100	74,105
	Caterpillar Financial Services Corp.	4.300%	6/1/10	1,000	1,029
	Caterpillar Financial Services Corp.	5.125%	10/12/11	20,000	21,033
	Caterpillar Financial Services Corp.	5.750%	2/15/12	73,500	77,822
	Caterpillar Financial Services Corp.	4.250%	2/8/13	33,195	33,839
	Cooper Industries, Inc.	5.250%	11/15/12	8,390	9,059
	CRH America Inc.	5.625%	9/30/11	28,825	28,679
	CRH America Inc.	6.950%	3/15/12	9,300	9,569
	Emerson Electric Co.	4.125%	4/15/15	9,220	9,472
	General Dynamics Corp.	1.800%	7/15/11	9,275	9,395
	General Dynamics Corp.	5.250%	2/1/14	12,760	13,992
	Harsco Corp.	5.125%	9/15/13	8,000	8,249
	Honeywell International, Inc.	6.125%	11/1/11	8,238	9,030
	Honeywell International, Inc.	4.250%	3/1/13	4,250	4,423
5	Illinois Tool Works, Inc.	5.150%	4/1/14	23,075	24,373
	Ingersoll-Rand Global Holding Co. Ltd.	6.000%	8/15/13	18,345	19,048
3	John Deere Capital Corp.	0.803%	10/16/09	35,000	35,005
	John Deere Capital Corp.	5.400%	4/7/10	3,300	3,398
	John Deere Capital Corp.	5.400%	10/17/11	23,400	25,038
	John Deere Capital Corp.	7.000%	3/15/12	29,850	33,099
	John Deere Capital Corp.	5.250%	10/1/12	69,000	74,056
	L-3 Communications Corp.	7.625%	6/15/12	2,325	2,354
	L-3 Communications Corp.	6.125%	7/15/13	1,550	1,515
	L-3 Communications Corp.	5.875%	1/15/15	5,600	5,306
	Lafarge SA	6.150%	7/15/11	1,875	1,926
	Litton Industries, Inc.	8.000%	10/15/09	5,400	5,476
3	Martin Marietta Materials, Inc	0.641%	4/30/10	18,750	18,482
	Northrop Grumman Systems Corp.	7.125%	2/15/11	9,375	10,091
	Raytheon Co.	4.850%	1/15/11	15,770	16,435
	Roper Industries Inc.	6.625%	8/15/13	13,925	14,618
	Textron Financial Corp.	4.600%	5/3/10	11,750	11,431
	Textron Financial Corp.	5.400%	4/28/13	14,470	12,163

13

	Tyco International Group SA	6.375%	10/15/11	9,765	10,437
	Tyco International Group SA	8.500%	1/15/19	14,600	16,772
	Communication (6.4%)
	America Movil SA de C.V.	5.500%	3/1/14	8,450	8,648
3	AT&T Inc.	1.116%	2/5/10	35,200	35,195
	AT&T Inc.	7.300%	11/15/11	47,673	53,184
	AT&T Inc.	5.875%	2/1/12	6,500	7,027
	AT&T Inc.	4.950%	1/15/13	18,295	19,366
	AT&T Inc.	6.700%	11/15/13	13,750	15,695
	AT&T Wireless	7.875%	3/1/11	67,689	73,344
	AT&T Wireless	8.125%	5/1/12	39,800	45,074
	British Telecommunications PLC	9.125%	12/15/10	68,983	74,404
	British Telecommunications PLC	5.150%	1/15/13	7,500	7,717
	CBS Corp.	8.200%	5/15/14	27,250	29,020
	Cingular Wireless LLC	6.500%	12/15/11	30,205	32,963
	Comcast Cable Communications, Inc.	6.750%	1/30/11	35,372	37,592
	Comcast Corp.	5.850%	1/15/10	23,562	24,078
	Comcast Corp.	5.500%	3/15/11	29,190	30,646
	Comcast Corp.	5.300%	1/15/14	37,648	40,272
	Cox Communications, Inc.	7.875%	8/15/09	21,348	21,379
	Cox Communications, Inc.	4.625%	1/15/10	13,400	13,513
	Cox Communications, Inc.	7.125%	10/1/12	4,650	5,136
	Cox Communications, Inc.	4.625%	6/1/13	4,530	4,607
5	Cox Enterprises, Inc.	7.875%	9/15/10	12,000	12,406
	Deutsche Telekom International Finance	8.500%	6/15/10	23,455	24,765
	Deutsche Telekom International Finance	5.250%	7/22/13	9,300	9,750
	Deutsche Telekom International Finance	5.875%	8/20/13	28,265	30,346
	Embarq Corp.	6.738%	6/1/13	7,500	7,911
	France Telecom	7.750%	3/1/11	112,587	122,576
	France Telecom	4.375%	7/8/14	27,750	29,110
4	NYNEX Corp.	9.550%	5/1/10	2,104	2,207
5	QTEL International Finance Ltd.	6.500%	6/10/14	4,500	4,662
	Reed Elsevier Capital	7.750%	1/15/14	9,200	10,436
	Rogers Communications Inc.	7.250%	12/15/12	9,600	10,910
	Rogers Communications Inc.	6.375%	3/1/14	17,045	18,955
	Telecom Italia Capital	4.000%	1/15/10	35,850	36,153
	Telecom Italia Capital S.A.	4.875%	10/1/10	19,700	20,096
	Telecom Italia Capital S.A.	6.175%	6/18/14	18,625	20,068
	Telefonica Emisiones SAU	5.984%	6/20/11	112,390	119,995
	Telefonica Europe BV	7.750%	9/15/10	9,913	10,516
	Telefonos de Mexico SA	4.750%	1/27/10	18,730	18,821
	Time Warner Cable Inc.	5.400%	7/2/12	31,700	33,901
	Time Warner Cable Inc.	6.200%	7/1/13	27,725	30,130
	Time Warner Cable Inc.	7.500%	4/1/14	21,045	23,868
	Verizon Communications Inc.	4.350%	2/15/13	1,900	1,957
	Verizon Communications Inc.	5.250%	4/15/13	35,650	37,934
	Verizon Communications Inc.	5.500%	2/15/18	19,525	20,714
	Verizon Global Funding Corp.	7.250%	12/1/10	39,430	42,065
	Verizon Global Funding Corp.	6.875%	6/15/12	18,725	20,785
	Verizon Global Funding Corp.	7.375%	9/1/12	16,000	18,119
5	Verizon Wireless Capital LLC	3.750%	5/20/11	139,243	142,950

14

5	Verizon Wireless Capital LLC	5.250%	2/1/12	28,250	30,013
5	Verizon Wireless Capital LLC	7.375%	11/15/13	28,450	32,382
5	Verizon Wireless Capital LLC	5.550%	2/1/14	13,900	15,051
5	Vivendi	5.750%	4/4/13	18,225	18,380
	Vodafone Group PLC	7.750%	2/15/10	32,402	33,509
	Vodafone Group PLC	5.500%	6/15/11	36,950	39,096
	Vodafone Group PLC	5.350%	2/27/12	15,435	16,424
	Vodafone Group PLC	5.000%	12/16/13	28,930	30,565
	Vodafone Group PLC	4.150%	6/10/14	22,250	22,553
	Consumer Cyclical (2.9%)
5	American Honda Finance	5.125%	12/15/10	24,390	24,815
5	American Honda Finance	4.625%	4/2/13	18,650	18,372
	Autozone, Inc.	6.500%	1/15/14	18,175	19,519
	Best Buy Co.	6.750%	7/15/13	14,500	15,140
	Centex Corp.	5.800%	9/15/09	9,380	9,368
	CVS Caremark Corp.	4.000%	9/15/09	9,500	9,534
	CVS Caremark Corp.	5.750%	8/15/11	10,000	10,654
4	CVS Caremark Corp.	6.302%	6/1/37	16,400	12,636
	DaimlerChrysler North America Holding Corp.	4.875%	6/15/10	29,480	29,731
	DaimlerChrysler North America Holding Corp.	8.000%	6/15/10	4,670	4,832
	DaimlerChrysler North America Holding Corp.	5.875%	3/15/11	37,200	38,206
	DaimlerChrysler North America Holding Corp.	7.300%	1/15/12	18,550	19,588
	DaimlerChrysler North America Holding Corp.	6.500%	11/15/13	19,661	20,711
	Darden Restaurants Inc.	5.625%	10/15/12	6,540	6,807
	Federated Retail Holding	5.350%	3/15/12	20,092	19,590
	Ford Motor Credit Co. LLC	7.500%	8/1/12	16,800	15,506
5	Harley-Davidson Funding Corp.	5.250%	12/15/12	10,950	10,672
5	Harley-Davidson Inc.	5.000%	12/15/10	9,300	9,135
	Harrah's Entertainment Inc.	7.875%	3/15/10	5,425	5,181
	Historic TW, Inc.	9.125%	1/15/13	4,650	5,379
	J.C. Penney Corp., Inc.	8.000%	3/1/10	2,400	2,421
	J.C. Penney Corp., Inc.	9.000%	8/1/12	23,036	24,169
	K. Hovnanian Enterprises	6.250%	1/15/16	7,710	4,086
	Lennar Corp.	5.125%	10/1/10	5,300	5,167
	Lowe's Cos., Inc.	8.250%	6/1/10	8,600	9,092
	Lowe's Cos., Inc.	5.600%	9/15/12	18,275	19,680
	Macys Retail Holdings Inc.	6.625%	4/1/11	17,146	17,317
	McDonald's Corp.	4.300%	3/1/13	13,325	14,061
	MGM Mirage, Inc.	8.500%	9/15/10	5,600	5,285
	MGM Mirage, Inc.	6.750%	4/1/13	3,825	2,792
	MGM Mirage, Inc.	5.875%	2/27/14	4,000	2,880
5	Nissan Motor Acceptance Corp.	4.625%	3/8/10	28,250	28,020
5	Nissan Motor Acceptance Corp.	5.625%	3/14/11	39,200	38,905
	Nordstrom, Inc.	6.750%	6/1/14	3,250	3,485
	Staples Inc.	7.750%	4/1/11	4,900	5,205
	Target Corp.	5.875%	3/1/12	14,550	15,883
	Target Corp.	5.125%	1/15/13	9,340	9,957
	Tenneco Automotive Inc.	8.625%	11/15/14	4,400	3,806
3	The Walt Disney Co.	0.583%	7/16/10	18,550	18,548
	The Walt Disney Co.	5.700%	7/15/11	3,750	4,049

15

	The Walt Disney Co.	6.375%	3/1/12	1,900	2,103
	The Walt Disney Co.	4.500%	12/15/13	29,425	31,292
3	Time Warner, Inc.	1.150%	11/13/09	29,500	29,428
	Time Warner, Inc.	6.875%	5/1/12	12,435	13,473
4	Toyota Motor Credit Corp.	2.750%	8/6/09	1,145	1,145
	Viacom Inc.	5.750%	4/30/11	3,900	4,065
	Wal-Mart Stores, Inc.	4.250%	4/15/13	13,175	14,037
	Wal-Mart Stores, Inc.	4.550%	5/1/13	2,900	3,123
	Wal-Mart Stores, Inc.	3.200%	5/15/14	50,000	50,689
	Walgreen Co.	4.875%	8/1/13	28,650	30,612
	Western Union Co.	5.400%	11/17/11	23,900	25,497
	Western Union Co.	6.500%	2/26/14	21,600	23,698
	Yum! Brands, Inc.	8.875%	4/15/11	6,800	7,440
	Consumer Noncyclical (5.3%)
	Abbott Laboratories	3.750%	3/15/11	6,550	6,776
	Abbott Laboratories	5.600%	5/15/11	6,345	6,814
	Abbott Laboratories	5.150%	11/30/12	39,750	43,761
	Altria Group, Inc.	8.500%	11/10/13	46,000	53,374
	AmerisourceBergen Corp.	5.625%	9/15/12	12,420	12,830
	Amgen Inc.	4.000%	11/18/09	19,900	20,094
5	Anheuser-Busch Cos., Inc.	7.200%	1/15/14	35,400	39,227
5	Anheuser-Busch InBev Worldwide Inc.	5.375%	11/15/14	12,900	13,676
	AstraZeneca PLC	5.400%	9/15/12	39,650	43,383
	AstraZeneca PLC	5.400%	6/1/14	1,430	1,549
	Avon Products, Inc.	5.625%	3/1/14	9,400	10,192
	Baxter Finco, BV	4.750%	10/15/10	16,300	16,959
	Becton, Dickinson & Co.	7.150%	10/1/09	4,900	4,946
	Biogen Idec Inc.	6.000%	3/1/13	41,190	42,740
3	Cardinal Health, Inc.	0.865%	10/2/09	18,725	18,664
	Cardinal Health, Inc.	6.750%	2/15/11	5,000	5,272
	Cardinal Health, Inc.	5.500%	6/15/13	4,245	4,342
5	CareFusion Corp.	4.125%	8/1/12	4,660	4,690
5	CareFusion Corp.	5.125%	8/1/14	6,520	6,703
5	Cargill Inc.	5.200%	1/22/13	18,650	19,071
	Clorox Co.	5.000%	3/1/13	2,825	2,934
	Coca-Cola Co.	3.625%	3/15/14	23,800	24,344
	Coca-Cola Enterprises Inc.	5.000%	8/15/13	20,400	21,930
	Coca-Cola Enterprises Inc.	7.375%	3/3/14	14,650	17,243
	Coca-Cola Enterprises Inc.	4.250%	3/1/15	4,500	4,719
	Covidien International	5.150%	10/15/10	18,680	19,121
	Delhaize America Inc.	5.875%	2/1/14	1,950	2,019
	Diageo Capital PLC	5.125%	1/30/12	1,000	1,058
	Diageo Capital PLC	5.200%	1/30/13	6,540	6,949
	Eli Lilly & Co.	3.550%	3/6/12	6,000	6,273
	Express Scripts, Inc.	5.250%	6/15/12	28,000	29,601
3	General Mills, Inc.	0.635%	1/22/10	28,100	28,054
	General Mills, Inc.	5.650%	9/10/12	14,030	15,347
	General Mills, Inc.	5.250%	8/15/13	15,800	17,209
	GlaxoSmithKline Capital Inc.	4.850%	5/15/13	19,915	21,229
	H.J. Heinz Co.	5.350%	7/15/13	7,275	7,756
	Hasbro Inc.	6.125%	5/15/14	7,700	8,067

16

	Hormel Foods Corp.	6.625%	6/1/11	8,900	9,579
3	Hospira, Inc.	1.078%	3/30/10	12,594	12,489
	Hospira, Inc.	5.550%	3/30/12	6,624	6,966
	Kellogg Co.	6.600%	4/1/11	34,000	36,693
	Kellogg Co.	5.125%	12/3/12	9,770	10,554
	Kellogg Co.	4.250%	3/6/13	14,000	14,723
	Kraft Foods, Inc.	4.125%	11/12/09	30,550	30,859
	Kraft Foods, Inc.	5.625%	8/11/10	14,050	14,717
	Kraft Foods, Inc.	5.625%	11/1/11	29,630	32,054
	Kraft Foods, Inc.	6.750%	2/19/14	15,600	17,718
	Kroger Co.	6.750%	4/15/12	14,000	15,275
	Kroger Co.	6.200%	6/15/12	3,550	3,840
	Kroger Co.	5.000%	4/15/13	12,200	12,619
	Kroger Co.	7.500%	1/15/14	13,825	15,663
	Land O'Lakes Inc.	9.000%	12/15/10	1,590	1,612
	Mckesson Corp.	6.500%	2/15/14	9,120	10,001
	Medco Health Solutions	6.125%	3/15/13	29,250	30,679
	Medtronic Inc.	4.375%	9/15/10	4,000	4,125
	Medtronic Inc.	4.500%	3/15/14	9,200	9,782
	Merck & Co., Inc.	1.875%	6/30/11	53,450	54,081
	Molson Coors Capital Finance	4.850%	9/22/10	6,575	6,764
	Novartis Capital Corp.	4.125%	2/10/14	22,500	23,427
	PepsiAmericas Inc.	5.625%	5/31/11	4,890	5,228
	PepsiAmericas Inc.	4.375%	2/15/14	14,370	14,869
	PepsiCo, Inc.	4.650%	2/15/13	5,870	6,265
	Pfizer, Inc.	4.450%	3/15/12	57,500	61,077
	Pfizer, Inc.	5.350%	3/15/15	52,000	57,900
	Philip Morris International Inc.	6.875%	3/17/14	18,606	21,185
	Philips Electronics NV	4.625%	3/11/13	14,000	14,319
	Procter & Gamble Co.	4.600%	1/15/14	13,000	13,922
	Reynolds American, Inc.	7.625%	6/1/16	3,050	3,119
5	Roche Holdings, Inc.	4.500%	3/1/12	31,200	32,870
5	SABMiller PLC	6.200%	7/1/11	27,465	28,791
	Safeway, Inc.	4.950%	8/16/10	13,675	14,181
	Safeway, Inc.	6.250%	3/15/14	9,750	10,584
	St. Jude Medical Inc.	3.750%	7/15/14	28,000	28,330
	Sysco Corp.	4.200%	2/12/13	9,330	9,639
	Thermo Electron Corp.	5.000%	6/1/15	6,730	6,805
	Unilever Capital Corp.	3.650%	2/15/14	23,300	23,799
	Whirlpool Corp.	5.500%	3/1/13	14,000	13,607
	Wyeth	6.950%	3/15/11	16,420	17,901
	Wyeth	5.500%	3/15/13	38,530	42,149
	Energy (2.3%)
	Anadarko Finance Co.	6.750%	5/1/11	15,531	16,489
	Anadarko Petroleum Corp.	5.750%	6/15/14	7,445	7,817
	BP Capital Markets PLC	3.125%	3/10/12	15,500	15,977
	BP Capital Markets PLC	3.625%	5/8/14	54,500	56,148
	Canadian Natural Resources	6.700%	7/15/11	9,575	10,272
	Canadian Natural Resources	5.150%	2/1/13	14,020	14,545
5	Canadian Oil Sands	4.800%	8/10/09	13,090	13,094
	Chevron Corp.	3.450%	3/3/12	23,150	24,053

17

	Conoco Funding Co.	6.350%	10/15/11	27,470	29,976
	ConocoPhillips	8.750%	5/25/10	31,205	33,259
	ConocoPhillips	9.375%	2/15/11	15,375	17,034
	ConocoPhillips	4.750%	2/1/14	34,150	36,659
	ConocoPhillips	4.600%	1/15/15	18,600	19,757
	Devon Energy Corp.	5.625%	1/15/14	6,400	6,876
	Devon Financing Corp.	6.875%	9/30/11	40,580	44,361
5	GS-Caltex Oil Corp.	5.500%	10/15/15	8,300	7,365
	Kerr McGee Corp.	6.875%	9/15/11	40,130	43,052
	Marathon Oil Corp.	6.125%	3/15/12	24,585	26,186
	Nabors Industries Inc.	9.250%	1/15/19	8,350	9,772
4,5	Petroleum Co. of Trinidad & Tobago	6.000%	5/8/22	5,800	4,977
4,5	PF Export Receivables Master Trust	3.748%	6/1/13	5,481	4,947
4,5	PF Export Receivables Master Trust	6.436%	6/1/15	10,729	10,791
	Shell International Finance BV	4.000%	3/21/14	45,200	47,460
	Transocean Inc.	5.250%	3/15/13	2,331	2,457
	Valero Energy Corp.	6.875%	4/15/12	19,400	20,994
	Weatherford International Inc.	5.950%	6/15/12	11,150	11,780
	Weatherford International Inc.	5.150%	3/15/13	21,675	22,329
	XTO Energy, Inc.	5.000%	8/1/10	27,850	28,525
	XTO Energy, Inc.	5.900%	8/1/12	28,225	30,429
	XTO Energy, Inc.	4.625%	6/15/13	9,975	10,254
	Technology (2.0%)
	Agilent Technologies Inc.	6.500%	11/1/17	8,325	7,591
	Cisco Systems Inc.	5.250%	2/22/11	21,990	23,307
	Computer Sciences Corp.	7.375%	6/15/11	7,877	8,180
	Dell Inc.	3.375%	6/15/12	7,375	7,564
	Dell Inc.	4.700%	4/15/13	14,140	14,854
	Dun & Bradstreet Corp.	6.000%	4/1/13	25,100	25,493
	Electronic Data Systems	6.000%	8/1/13	21,382	23,701
	Fiserv, Inc.	6.125%	11/20/12	52,120	55,846
3	Hewlett-Packard Co.	0.689%	6/15/10	23,450	23,479
	Hewlett-Packard Co.	2.250%	5/27/11	28,000	28,411
	Hewlett-Packard Co.	2.950%	8/15/12	8,250	8,481
	Hewlett-Packard Co.	6.125%	3/1/14	8,902	10,046
	Hewlett-Packard Co.	4.750%	6/2/14	23,830	25,536
	International Business Machines Corp.	4.950%	3/22/11	31,150	32,835
	International Business Machines Corp.	4.750%	11/29/12	14,150	15,114
	Intuit Inc.	5.400%	3/15/12	9,375	9,594
	Lexmark International Inc.	5.900%	6/1/13	18,550	18,430
	Microsoft Corp.	2.950%	6/1/14	17,450	17,654
3	Oracle Corp.	0.966%	5/14/10	93,775	93,814
	Oracle Corp.	5.000%	1/15/11	21,562	22,708
	Oracle Corp.	4.950%	4/15/13	19,513	21,019
	Oracle Corp.	3.750%	7/8/14	12,625	13,121
	Pitney Bowes, Inc.	5.000%	3/15/15	14,170	15,001
	Xerox Corp.	6.875%	8/15/11	11,395	11,863
	Transportation (1.3%)
4	American Airlines, Inc.	3.857%	7/9/10	5,736	5,406
	American Airlines, Inc.	6.817%	5/23/11	7,453	6,111
	American Airlines, Inc.	7.858%	10/1/11	15,885	14,972

18

	Burlington Northern Santa Fe Corp.	5.900%	7/1/12	4,900	5,293
	Canadian National Railway Co.	6.375%	10/15/11	4,500	4,872
	Continental Airlines, Inc.	7.056%	9/15/09	4,173	4,152
4	Continental Airlines, Inc.	6.648%	9/15/17	2,842	2,430
4	Continental Airlines, Inc.	6.900%	1/2/18	2,924	2,573
4	Continental Airlines, Inc.	9.798%	4/1/21	7,729	5,063
	CSX Corp.	4.875%	11/1/09	5,740	5,777
	CSX Corp.	6.750%	3/15/11	16,800	17,565
	Delta Air Lines, Inc.	7.570%	11/18/10	45,690	43,977
4	Delta Air Lines, Inc.	6.821%	8/10/22	9,929	8,390
4	Delta Air Lines, Inc.	8.021%	8/10/22	4,860	3,135
3,5	ERAC USA Finance Co.	0.914%	8/28/09	19,500	19,431
5	ERAC USA Finance Co.	7.950%	12/15/09	12,270	12,307
5	ERAC USA Finance Co.	8.000%	1/15/11	8,400	8,545
	FedEx Corp.	5.500%	8/15/09	28,425	28,461
	Greenbrier Co. Inc.	8.375%	5/15/15	9,113	6,106
3,4	JetBlue Airways 2004-1 G-1 Pass Through Trust	1.004%	12/15/13	14,158	11,606
3	JetBlue Airways 2004-1 G-2 Pass Through Trust	1.049%	3/15/14	25,765	16,188
3	JetBlue Airways 2004-2 G-2 Pass Through Trust	1.333%	11/15/16	19,135	10,387
	Norfolk Southern Corp.	8.625%	5/15/10	10,290	10,837
	Norfolk Southern Corp.	6.750%	2/15/11	16,300	17,275
	Ryder System Inc.	6.000%	3/1/13	18,660	19,239
5	Southwest Airlines Co.	10.500%	12/15/11	24,375	26,325
4	UAL Pass Through Trust 2002-2	7.186%	4/1/11	5,007	4,831
	Union Pacific Corp.	3.625%	6/1/10	19,320	19,590
	Union Pacific Corp.	5.450%	1/31/13	4,680	4,903
					6,520,028
Utilities (4.3%)
	Electric (2.7%)
5	AES Panama SA	6.350%	12/21/16	8,500	8,320
3	Alabama Power Co.	0.851%	8/25/09	20,990	20,991
	Alabama Power Co.	4.850%	12/15/12	6,840	7,368
	American Water Capital Corp.	6.085%	10/15/17	29,200	29,211
	Appalachian Power Co.	5.650%	8/15/12	16,870	17,734
	Carolina Power & Light Co.	6.500%	7/15/12	11,832	13,134
	Carolina Power & Light Co.	5.125%	9/15/13	4,650	5,003
	Commonwealth Edison Co.	6.150%	3/15/12	4,000	4,304
	Consumers Energy Co.	4.400%	8/15/09	9,370	9,376
	Consumers Energy Co.	4.000%	5/15/10	22,567	22,870
	Consumers Energy Co.	5.000%	2/15/12	4,300	4,471
	Dominion Resources, Inc.	5.000%	3/15/13	4,000	4,183
4	Dominion Resources, Inc.	6.300%	9/30/66	37,740	26,270
5	EDP Finance BV	5.375%	11/2/12	14,750	15,680
	Entergy Arkansas Inc.	5.400%	8/1/13	9,280	9,467
	FirstEnergy Corp.	6.450%	11/15/11	7,750	8,277
	Florida Power Corp.	6.650%	7/15/11	3,400	3,695
	Florida Power Corp.	4.800%	3/1/13	7,180	7,530
3	FPL Group Capital, Inc.	1.494%	6/17/11	23,250	23,441
5	FPL Group Capital, Inc.	7.590%	7/10/18	18,875	18,707
4	FPL Group Capital, Inc.	6.350%	10/1/66	8,820	7,163
4,5	GWF Energy LLC	6.131%	12/30/11	4,336	4,431

19

5	Israel Electric Corp. Ltd.	7.250%	1/15/19	5,500	5,698
	MidAmerican Energy Co.	5.650%	7/15/12	32,800	35,732
5	MidAmerican Energy Holdings Co.	3.150%	7/15/12	37,280	37,235
	MidAmerican Energy Holdings Co.	5.000%	2/15/14	3,000	3,131
	National Rural Utilities Cooperative Finance Corp.	5.500%	7/1/13	15,600	16,736
	Nevada Power Co.	8.250%	6/1/11	5,600	6,083
	Nevada Power Co.	6.500%	4/15/12	8,150	8,699
	Northeast Utilities	7.250%	4/1/12	16,385	17,567
	Northeast Utilities	5.650%	6/1/13	23,250	23,575
	Northern States Power Co.	4.750%	8/1/10	7,350	7,602
	Northern States Power Co.	8.000%	8/28/12	20,650	24,027
	NSTAR Electric Co.	4.875%	10/15/12	5,480	5,809
	Ohio Power Co.	5.300%	11/1/10	10,030	10,377
	Oncor Electric Delivery Co.	5.950%	9/1/13	18,570	20,034
	Pacific Gas & Electric Co.	4.200%	3/1/11	11,950	12,388
	Pacific Gas & Electric Co.	6.250%	12/1/13	4,600	5,096
	PECO Energy Co.	5.950%	11/1/11	8,500	9,168
3	Pepco Holdings, Inc.	1.293%	6/1/10	11,510	11,397
	PG&E Corp.	5.750%	4/1/14	13,750	14,829
4	PPL Capital Funding, Inc.	6.700%	3/30/67	20,650	15,858
	PPL Electric Utilities Corp.	6.250%	8/15/09	19,070	19,097
	Progress Energy, Inc.	6.850%	4/15/12	22,010	23,834
	Progress Energy, Inc.	6.050%	3/15/14	10,430	11,281
	Public Service Electric & Gas	5.125%	9/1/12	6,215	6,648
	Sierra Pacific Power Co.	5.450%	9/1/13	9,280	9,696
	Southern California Edison Co.	7.625%	1/15/10	7,150	7,355
	Southern California Edison Co.	5.750%	3/15/14	13,000	14,300
	Southern Co.	4.150%	5/15/14	4,650	4,753
	Tampa Electric Co.	6.875%	6/15/12	19,430	20,874
	Tampa Electric Co.	6.375%	8/15/12	7,459	7,939
	Wisconsin Energy Corp.	6.500%	4/1/11	35,215	37,588
	Natural Gas (1.6%)
	AGL Capital Corp.	7.125%	1/14/11	9,900	10,318
4	Enbridge Energy Partners	8.050%	10/1/37	4,615	3,496
	Energy Transfer Partners LP	5.650%	8/1/12	17,120	18,110
	Energy Transfer Partners LP	6.000%	7/1/13	9,350	9,783
	Enterprise Products Operating LP	7.500%	2/1/11	24,400	25,959
	Enterprise Products Operating LP	4.600%	8/1/12	21,550	22,219
	Enterprise Products Operating LP	5.650%	4/1/13	26,970	28,385
	Enterprise Products Operating LP	9.750%	1/31/14	9,750	11,615
4	Enterprise Products Operating LP	8.375%	8/1/66	20,700	16,897
5	Gulf South Pipeline Co.	5.750%	8/15/12	23,400	24,325
	Kinder Morgan Energy Partners LP	6.750%	3/15/11	3,750	3,956
5	NGPL Pipeco LLC	6.514%	12/15/12	38,845	42,086
	ONEOK Partners, LP	8.875%	6/15/10	7,950	8,361
	ONEOK Partners, LP	5.900%	4/1/12	9,370	9,852
	Plains All American Pipeline LP	4.750%	8/15/09	26,800	26,824
	Plains All American Pipeline LP	4.250%	9/1/12	14,640	14,874
3,5	Rockies Express Pipeline LLC	4.250%	8/20/09	61,500	61,408
5	Rockies Express Pipeline LLC	6.250%	7/15/13	9,250	9,850
	Southern Union Co.	6.089%	2/16/10	17,580	17,743

20

4	Southern Union Co.	7.200%	11/1/66	17,625	12,734
	Teppco Partners, LP	5.900%	4/15/13	36,800	38,739
4	TransCanada PipeLines Ltd.	6.350%	5/15/67	7,500	5,523
					1,149,089
Total Corporate Bonds (Cost $21,932,742)					21,666,658
Sovereign Bonds (U.S. Dollar-Denominated) (1.1%)
3	Bank of Ireland	0.663%	12/18/09	61,800	61,247
5	Emirate of Abu Dhabi	5.500%	4/8/14	2,740	2,919
	Export-Import Bank of Korea	5.500%	10/17/12	17,800	18,292
5	Gaz Capital SA	6.212%	11/22/16	11,300	10,000
5	Hana Bank	6.500%	4/9/12	4,580	4,725
5	Industrial Bank of Korea	7.125%	4/23/14	6,700	6,930
	Korea Development Bank	5.300%	1/17/13	18,675	18,427
5	Korea Gas Corp.	6.000%	7/15/14	4,500	4,598
5	Mubadala Development Co.	5.750%	5/6/14	16,200	16,206
4	Pemex Finance Ltd.	9.690%	8/15/09	2,050	2,053
	Petrobras International Finance Co.	9.125%	7/2/13	5,587	6,751
	Petrobras International Finance Co.	7.750%	9/15/14	1,600	1,852
4,5	Petroleum Export/Cayman	4.623%	6/15/10	6,556	6,367
4,5	Petroleum Export/Cayman	5.265%	6/15/11	4,993	4,704
5	Petronas Capital Ltd.	7.000%	5/22/12	20,700	22,668
4,5	Qatar Petroleum	5.579%	5/30/11	10,446	10,690
4,5	Ras Laffan Liquefied Natural Gas Co. Ltd.	3.437%	9/15/09	3,786	3,776
4,5	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	14,590	14,263
5	Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.500%	9/30/14	6,675	6,782
5	State of Qatar	5.150%	4/9/14	3,200	3,308
5	Taqa Abu Dhabi National Energy Co.	5.620%	10/25/12	9,400	9,627
5	Taqa Abu Dhabi National Energy Co.	5.875%	10/27/16	15,000	14,652
5	TDIC Finance, Ltd.	6.500%	7/2/14	14,000	14,615
5	Trans Capital Investment	5.670%	3/5/14	22,675	21,088
Total Sovereign Bonds (Cost $286,352)					286,540
Taxable Municipal Bonds (0.5%)
	California GO CP	4.000%	8/3/09	4,350	4,351
	Duke Univ.	4.200%	4/1/14	7,200	7,534
	Florida Hurricane Catastrophe Fund Finance Corp. Rev.	1.068%	10/15/12	47,450	42,282
	Louisiana Public Facs. Auth. Systems Rev.	4.500%	2/1/14	63,850	66,609
	New York City NY IDA Special Fac. Rev. (American
	Airlines Inc. J.F.K International Project)	7.500%	8/1/16	3,400	2,825
	Stanford Univ.	3.625%	5/1/14	4,000	4,094
Total Taxable Municipal Bonds (Cost $130,112)					127,695
Tax-Exempt Municipal Bonds (0.2%)
	California GO CP	4.000%	8/4/09	8,000	8,000
	California GO CP	3.300%	8/5/09	8,472	8,472
	California GO CP	3.500%	8/5/09	8,501	8,501
	California GO CP	4.000%	8/5/09	16,249	16,249
	California GO CP	3.000%	8/10/09	9,000	9,006
	California GO CP	4.000%	8/12/09	3,328	3,332
Total Tax-Exempt Municipal Bonds (Cost $53,550)					53,560

21

Convertible Preferred Stock (0.0%)
7	Lehman Brothers Holdings (Cost $29,160)	7.250%	29,160	41
Preferred Stocks (0.6%)
	Southern California Edison Co.	5.349%	1,234,390	101,209
	Goldman Sachs Group, Inc.	6.050%	1,580,000	25,801
	Santander Financial	6.800%	404,900	9,483
	General Electric Capital Corp.	6.450%	300,000	7,110
	Aspen Insurance Holdings	7.401%	262,600	4,779
	Fannie Mae	5.948%	934,000	1,214
Total Preferred Stocks (Cost $209,181)				149,596
Temporary Cash Investment (7.2%)
Money Market Fund (7.2%)
8	Vanguard Market Liquidity Fund (Cost $1,914,992)	0.335%	1,914,991,596	1,914,992
Total Investments (98.1%) (Cost $26,539,885)				26,194,180
Other Assets and Liabilities—Net (1.9%)				513,276
Net Assets (100%)				26,707,456

^ Securities with a value of $4,275,000 have been segregated as collateral for open swap contracts.

1 Securities with a value of $17,992,000 have been segregated as initial margin for open futures contracts.

2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.

3 Adjustable-rate security.

4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

5 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2009, the aggregate value of these securities was $3,148,075,000, representing 11.8% of net assets.

6 Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the Temporary Liquidity Guarantee Program.

7 Non-income-producing security--security in default.

8 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

CP—Commercial Paper.

GO—General Obligation Bond.

IDA—Industrial Development Authority Bond.

22

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2009

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (3.9%)
U.S. Government Securities (1.8%)
	U.S. Treasury Note	0.875%	5/31/11	7,600	7,581
	U.S. Treasury Note	2.250%	5/31/14	1,200	1,188
	U.S. Treasury Note	2.625%	6/30/14	113,010	113,716
	U.S. Treasury Note	4.125%	5/15/15	28,000	29,969
	U.S. Treasury Note	4.500%	11/15/15	10,000	10,892
	U.S. Treasury Note	2.375%	3/31/16	2,000	1,917
	U.S. Treasury Note	2.625%	4/30/16	4,700	4,573
1	U.S. Treasury Note	3.875%	5/15/18	42,360	43,830
	U.S. Treasury Note	2.750%	2/15/19	6,395	6,019
					219,685
Agency Bonds and Notes (2.1%)
2,3	Federal Farm Credit Bank	0.264%	5/4/10	121,725	121,688
2,3	Federal Farm Credit Bank	0.234%	5/5/10	97,000	96,828
2	Federal Farm Credit Bank	0.220%	8/3/10	43,650	43,650
2,3	Federal Farm Credit Bank	0.670%	10/1/10	4,850	4,872
					267,038
Nonconventional Mortgage-Backed Securities (0.0%)
2,3	Federal Home Loan Mortgage Corp.	5.245%	8/1/32	824	822
2,3	Federal Home Loan Mortgage Corp.	5.268%	9/1/32	318	328
					1,150
Total U.S. Government and Agency Obligations (Cost $488,434)					487,873
Corporate Bonds (90.6%)
Asset-Backed/Commercial Mortgage-Backed Securities (12.4%)
3,4	American Express Credit Account Master Trust	0.318%	12/15/14	15,000	14,344
3,4	American Express Credit Account Master Trust	0.338%	9/15/16	10,000	9,245
5	BA Covered Bond Issuer	5.500%	6/14/12	11,000	11,113
4	Banc of America Commercial Mortgage, Inc.	5.115%	10/10/45	7,700	7,348
3,4	Banc of America Commercial Mortgage, Inc.	6.166%	2/10/51	20,000	16,138
3,4	Bank of America Credit Card Trust	0.318%	11/15/13	3,775	3,667
3,4	Bank of America Credit Card Trust	0.288%	4/15/14	4,720	4,542
3,4	Bank of America Credit Card Trust	0.988%	12/15/14	42,780	41,450
4	Bank One Issuance Trust	4.370%	4/15/12	10,000	10,006
4	Bear Stearns Commercial Mortgage Securities, Inc.	5.463%	4/12/38	8,200	7,590
4	Bear Stearns Commercial Mortgage Securities, Inc.	4.945%	2/11/41	7,504	7,489
4	Bear Stearns Commercial Mortgage Securities, Inc.	5.540%	9/11/41	33,600	32,382
4	Bear Stearns Commercial Mortgage Securities, Inc.	5.537%	10/12/41	27,170	24,674
4	Bear Stearns Commercial Mortgage Securities, Inc.	4.254%	7/11/42	5,833	5,790
4	Bear Stearns Commercial Mortgage Securities, Inc.	5.150%	10/12/42	9,000	8,687
4	Bear Stearns Commercial Mortgage Securities, Inc.	5.574%	6/11/50	13,000	12,759
4	Bear Stearns Commercial Mortgage Securities, Inc.	5.613%	6/11/50	11,900	11,708
4	Capital One Multi-Asset Execution Trust	4.150%	7/16/12	7,000	7,011

23

3,4	Capital One Multi-Asset Execution Trust	0.578%	7/15/13	1,000	985
4	Capital One Multi-Asset Execution Trust	5.300%	2/18/14	2,100	2,189
3,4	Capital One Multi-Asset Execution Trust	0.318%	3/17/14	6,080	5,892
4	Capital One Multi-Asset Execution Trust	3.200%	4/15/14	2,400	2,417
3,4	Capital One Multi-Asset Execution Trust	1.033%	6/16/14	850	822
3,4	Capital One Multi-Asset Execution Trust	0.418%	8/15/14	5,975	5,748
3,4	Capital One Multi-Asset Execution Trust	0.318%	3/16/15	2,100	1,997
3,4	Capital One Multi-Asset Execution Trust	0.559%	7/15/15	2,750	2,582
3,4	Capital One Multi-Asset Execution Trust	0.368%	9/15/15	16,300	15,290
3,4	Capital One Multi-Asset Execution Trust	0.348%	1/15/16	16,150	15,013
3,4	Capital One Multi-Asset Execution Trust	0.318%	4/15/16	3,600	3,319
3,4	Capital One Multi-Asset Execution Trust	0.498%	12/15/16	1,250	1,141
4	Capital One Multi-Asset Execution Trust	5.050%	12/17/18	15,400	15,196
3,4	Capital One Multi-Asset Execution Trust	0.378%	6/17/19	5,430	4,661
3,4	Capital One Multi-Asset Execution Trust	0.368%	12/16/19	59,200	50,235
4	Chase Issuance Trust	4.260%	5/15/13	500	517
3,4	Chase Issuance Trust	0.308%	11/15/13	3,100	3,021
3,4	Chase Issuance Trust	0.318%	6/16/14	9,000	8,669
3,4	Chase Issuance Trust	0.328%	7/15/14	39,200	37,727
3,4	Chase Issuance Trust	0.358%	7/15/14	10,000	9,633
3,4	Chase Issuance Trust	0.358%	12/15/14	61,939	59,386
4	Chase Issuance Trust	4.650%	3/15/15	49,000	50,913
3,4	Chase Issuance Trust	1.038%	8/17/15	5,600	5,451
3,4	Chase Issuance Trust	2.129%	9/15/15	7,850	7,875
4	Citibank Credit Card Issuance Trust	5.450%	5/10/13	6,386	6,720
3,4	Citibank Credit Card Issuance Trust	0.355%	4/24/14	1,700	1,636
3,4	Citibank Credit Card Issuance Trust	0.359%	10/20/14	34,000	32,383
4	Citibank Credit Card Issuance Trust	4.850%	4/22/15	50,000	51,939
4	Citibank Credit Card Issuance Trust	4.900%	6/23/16	40,000	41,642
4	Citibank Credit Card Issuance Trust	4.850%	3/10/17	10,000	10,174
3,4	Citibank Credit Card Issuance Trust	1.489%	5/22/17	4,400	4,237
3,4	Citibank Credit Card Issuance Trust	1.664%	5/20/20	11,800	11,189
4	Citigroup Commercial Mortgage Trust	5.699%	12/10/49	13,000	12,888
4	Citigroup/Deutsche Bank Commercial Mortgage Trust	5.655%	11/15/44	4,270	4,171
4	CNH Equipment Trust	5.280%	11/15/12	6,160	6,424
4	CNH Equipment Trust	2.970%	3/15/13	17,000	17,045
4	Commercial Mortgage Pass-Through Certificates	5.811%	12/10/49	5,600	5,439
3	Credit Suisse First Boston Mortgage Securities Corp.	5.104%	8/15/38	2,000	1,919
4	Credit Suisse Mortgage Capital Certificates	5.550%	2/15/39	10,400	9,795
4	Credit Suisse Mortgage Capital Certificates	5.722%	6/15/39	11,000	11,092
4	Credit Suisse Mortgage Capital Certificates	5.589%	9/15/40	8,800	8,474
3,4	Discover Card Master Trust	0.969%	6/15/15	7,000	6,542
4	Discover Card Master Trust	5.650%	12/15/15	15,000	15,586
4	Discover Card Master Trust	5.650%	3/16/20	11,800	11,469
3,4	Discover Card Master Trust I	0.368%	1/19/16	7,000	6,406
3,4	Fleet Home Equity Loan Trust	0.539%	1/20/33	1,221	752
3,4	Ford Credit Auto Owner Trust	2.038%	4/15/13	12,300	12,509
3,4	Ford Credit Floorplan Master Owner Trust	0.538%	6/15/13	17,200	15,526
3,4	GE Capital Commercial Mortgage Corp.	5.336%	3/10/44	3,280	3,063
4	GE Capital Commercial Mortgage Corp.	4.974%	7/10/45	28,700	27,260
4	GE Capital Commercial Mortgage Corp.	4.353%	6/10/48	5,328	5,299

24

4	GS Mortgage Securities Corp. II	5.506%	4/10/38	15,000	15,237
4	GS Mortgage Securities Corp. II	4.751%	7/10/39	5,300	5,009
4	Harley-Davidson Motorcycle Trust	3.190%	11/15/13	10,250	10,324
4	Harley-Davidson Motorcycle Trust	3.320%	2/15/17	4,000	3,986
4	Honda Auto Receivables Owner Trust	4.880%	9/18/14	10,000	10,437
3,4	JPMorgan Chase Commercial Mortgage Securities	5.475%	4/15/43	20,045	18,741
3,4	JPMorgan Chase Commercial Mortgage Securities	5.038%	3/15/46	5,999	5,743
4	JPMorgan Chase Commercial Mortgage Securities	5.629%	2/12/51	7,000	7,010
4	JPMorgan Chase Commercial Mortgage Securities	5.794%	2/12/51	12,000	9,408
4	JPMorgan Chase Commercial Mortgage Securities	5.827%	2/15/51	13,370	13,266
4	LB-UBS Commercial Mortgage Trust	5.347%	11/15/38	53,011	45,141
4	LB-UBS Commercial Mortgage Trust	5.430%	2/15/40	15,275	11,740
4	Massachusetts RRB Special Purpose Trust	4.400%	3/15/15	12,000	12,411
3,4	MBNA Credit Card Master Note Trust	0.348%	6/15/15	31,000	29,262
4	Merrill Lynch Mortgage Trust	5.724%	6/12/50	11,000	10,844
4	Merrill Lynch Mortgage Trust	5.690%	2/12/51	15,000	10,623
4	Morgan Stanley Capital I	5.649%	6/11/42	24,100	22,811
4	Morgan Stanley Capital I	5.770%	10/15/42	60,000	50,932
3,4	Morgan Stanley Capital I	5.386%	3/12/44	10,000	9,467
4	Morgan Stanley Capital I	5.623%	12/12/49	4,700	4,632
3,4	Morgan Stanley Dean Witter Credit Card Home Equity
	Line of Credit Trust	0.825%	11/25/15	616	369
3,4	National City Credit Card Master Trust	0.338%	8/15/12	10,000	9,822
3,4	National City Credit Card Master Trust	0.338%	3/17/14	15,000	13,895
4	Nissan Auto Receivables Owner Trust	3.200%	2/15/13	5,000	5,095
4	Nissan Auto Receivables Owner Trust	5.000%	9/15/14	33,355	35,063
4	Nissan Auto Receivables Owner Trust	4.740%	8/17/15	8,500	8,782
[3,4,5]	Nordstrom Private Label Credit Card Master Trust	0.348%	5/15/15	28,000	25,021
4	PSE&G Transition Funding LLC	6.610%	6/15/15	15,000	16,567
3,4	Target Credit Card Master Trust	0.345%	10/27/14	15,000	14,288
3,4	TIAA Seasoned Commercial Mortgage Trust	5.789%	8/15/39	4,000	3,967
4	USAA Auto Owner Trust	3.020%	6/17/13	37,000	37,595
4	Volkswagen Auto Lease Trust	3.410%	4/16/12	20,300	20,595
4	Volkswagen Auto Lease Trust	4.590%	3/17/14	11,500	11,665
4	Volkswagen Auto Loan Enhanced Trust	5.470%	3/20/13	8,000	8,462
4	Volkswagen Auto Loan Enhanced Trust	6.240%	7/20/15	30,000	32,400
4	Wachovia Bank Commercial Mortgage Trust	4.847%	10/15/41	24,308	23,761
4	Wachovia Bank Commercial Mortgage Trust	5.118%	7/15/42	5,000	4,782
3,4	Wachovia Bank Commercial Mortgage Trust	5.209%	10/15/44	24,500	23,957
3,4	Wachovia Bank Commercial Mortgage Trust	5.265%	12/15/44	4,115	3,963
4	Wachovia Bank Commercial Mortgage Trust	5.569%	5/15/46	8,800	8,531
4	Wachovia Bank Commercial Mortgage Trust	5.308%	11/15/48	15,200	11,745
4	World Omni Auto Receivables Trust	3.330%	5/15/13	12,900	12,952
4	World Omni Auto Receivables Trust	5.120%	5/15/14	7,700	7,672
					1,536,174
Finance (35.3%)
	Banking (20.4%)
	AgriBank FCB	9.125%	7/15/19	5,000	5,131
	American Express Bank, FSB	6.000%	9/13/17	4,250	4,077
3	American Express Centurion Bank	0.448%	11/16/09	5,000	4,990
	American Express Centurion Bank	5.550%	10/17/12	10,400	10,367

25

	American Express Centurion Bank	5.950%	6/12/17	10,000	9,619
	American Express Centurion Bank	6.000%	9/13/17	33,060	31,772
	American Express Co.	4.875%	7/15/13	16,417	16,614
	American Express Co.	7.000%	3/19/18	25,000	25,933
	American Express Co.	8.125%	5/20/19	31,000	34,656
	AmSouth Bank NA	5.200%	4/1/15	10,000	7,839
5	ANZ Capital Trust II	5.360%	12/15/49	10,000	8,197
	Astoria Financial Corp.	5.750%	10/15/12	9,000	8,270
4,5	Banco Mercantil del Norte	6.862%	10/13/21	5,000	4,111
5	Banco Santander Peru	5.375%	12/9/14	4,000	3,815
	Bank of America Corp.	4.875%	1/15/13	16,021	16,157
	Bank of America Corp.	5.250%	12/1/15	15,000	14,415
	Bank of America Corp.	6.500%	8/1/16	16,375	16,647
	Bank of America Corp.	5.420%	3/15/17	7,300	6,577
	Bank of America Corp.	6.000%	9/1/17	1,750	1,719
	Bank of America Corp.	7.625%	6/1/19	27,500	29,867
	Bank of America, NA	5.300%	3/15/17	14,527	13,145
	Bank of America, NA	6.100%	6/15/17	15,000	14,387
	Bank of New York Mellon	4.500%	4/1/13	10,000	10,487
	Bank of New York Mellon	4.300%	5/15/14	16,000	16,637
	Bank of New York Mellon	4.950%	3/15/15	14,500	14,493
	Bank of New York Mellon	5.500%	12/1/17	5,465	5,455
	Bank of New York Mellon	5.450%	5/15/19	19,580	20,802
	Bank One Corp.	4.900%	4/30/15	15,000	14,882
	Barclays Bank PLC	5.200%	7/10/14	18,500	19,241
	Barclays Bank PLC	6.750%	5/22/19	5,000	5,418
5	Barclays Bank PLC	5.926%	12/15/49	15,000	9,000
	BB&T Corp.	6.500%	8/1/11	12,500	13,134
	BB&T Corp.	4.750%	10/1/12	5,000	5,079
	BB&T Corp.	5.700%	4/30/14	29,500	31,136
	BB&T Corp.	5.200%	12/23/15	6,380	6,215
	BB&T Corp.	4.900%	6/30/17	15,300	14,136
	BB&T Corp.	6.850%	4/30/19	16,714	18,033
	BBVA International Preferred Unipersonal	5.919%	12/31/49	7,000	4,550
	Bear Stearns Cos., LLC	5.700%	11/15/14	10,785	11,470
	Bear Stearns Cos., LLC	5.300%	10/30/15	18,073	18,762
	Bear Stearns Cos., LLC	7.250%	2/1/18	31,000	34,579
5	BNP Paribas	4.800%	6/24/15	17,000	15,048
3,5	BTMU Curacao Holdings NV	0.930%	12/19/16	10,790	8,381
	Capital One Bank	8.800%	7/15/19	20,000	21,322
	Capital One Financial Corp.	6.750%	9/15/17	30,000	30,038
5	CBG Florida REIT Corp.	7.114%	2/15/49	17,340	173
	Citigroup, Inc.	7.250%	10/1/10	900	907
	Citigroup, Inc.	5.500%	4/11/13	13,550	13,399
	Citigroup, Inc.	6.500%	8/19/13	10,000	10,174
	Citigroup, Inc.	5.000%	9/15/14	37,000	33,146
	Citigroup, Inc.	5.300%	1/7/16	10,000	9,095
	Citigroup, Inc.	5.850%	8/2/16	10,000	9,332
	Citigroup, Inc.	6.125%	11/21/17	48,925	45,166
	Citigroup, Inc.	6.125%	5/15/18	10,000	9,170
	Citigroup, Inc.	8.500%	5/22/19	15,000	15,942

26

	Comerica Bank	5.750%	11/21/16	4,000	3,514
5	Commonwealth Bank of Australia	6.024%	3/15/49	17,050	11,594
	Countrywide Financial Corp.	5.800%	6/7/12	3,415	3,517
5	Credit Agricole	6.637%	5/31/49	18,900	11,883
	Credit Suisse First Boston USA, Inc.	5.125%	1/15/14	2,460	2,558
	Credit Suisse First Boston USA, Inc.	4.875%	1/15/15	45,782	47,613
	Credit Suisse First Boston USA, Inc.	5.125%	8/15/15	2,000	2,078
	Credit Suisse New York	5.500%	5/1/14	69,320	74,730
	Credit Suisse New York	6.000%	2/15/18	57,692	60,322
	Deutsche Bank AG London	6.000%	9/1/17	53,000	55,488
	Deutsche Bank Financial LLC	5.375%	3/2/15	10,000	9,773
3,5	Development Bank of Singapore Ltd.	1.074%	5/16/17	16,500	14,435
	Fifth Third Bancorp.	4.750%	2/1/15	31,825	27,597
	First Tennessee Bank	5.050%	1/15/15	5,000	3,876
	Goldman Sachs Capital II	5.793%	12/29/49	30,000	20,752
3	Goldman Sachs Group, Inc.	0.901%	6/28/10	8,925	8,917
	Goldman Sachs Group, Inc.	6.000%	5/1/14	20,000	21,720
	Goldman Sachs Group, Inc.	5.350%	1/15/16	5,000	5,101
	Goldman Sachs Group, Inc.	5.625%	1/15/17	29,000	28,994
	Goldman Sachs Group, Inc.	6.250%	9/1/17	25,000	26,732
	Goldman Sachs Group, Inc.	5.950%	1/18/18	27,000	28,431
	Goldman Sachs Group, Inc.	6.150%	4/1/18	5,075	5,434
5	HBOS PLC	6.750%	5/21/18	5,000	3,994
	HSBC Bank USA	4.625%	4/1/14	22,000	22,262
	Hudson United Bank	7.000%	5/15/12	9,200	9,804
5	ICICI Bank Ltd.	5.750%	1/12/12	2,675	2,611
	JPMorgan Chase & Co.	6.625%	3/15/12	2,800	3,038
	JPMorgan Chase & Co.	5.750%	1/2/13	10,000	10,681
	JPMorgan Chase & Co.	4.875%	3/15/14	5,000	5,132
	JPMorgan Chase & Co.	5.875%	6/13/16	10,000	10,195
	JPMorgan Chase & Co.	6.125%	6/27/17	15,000	15,861
	JPMorgan Chase & Co.	6.000%	10/1/17	41,880	41,936
	JPMorgan Chase & Co.	6.000%	1/15/18	18,000	19,219
	JPMorgan Chase & Co.	6.300%	4/23/19	49,150	53,473
	JPMorgan Chase & Co.	7.900%	12/29/49	5,650	5,350
	KeyBank NA	4.950%	9/15/15	18,000	15,814
	KeyBank NA	5.450%	3/3/16	2,500	2,158
5	Lloyds TSB Group PLC	6.267%	11/14/49	6,875	2,956
	M&I Marshall & Ilsley Bank	5.250%	9/4/12	4,000	3,412
	M&I Marshall & Ilsley Bank	5.000%	1/17/17	10,000	7,083
3,5	Manufacturers & Traders Trust Co.	2.097%	4/1/13	2,750	2,201
	Manufacturers & Traders Trust Co.	6.625%	12/4/17	13,555	13,508
	MBNA Corp.	7.500%	3/15/12	6,145	6,517
	Mellon Bank NA	4.750%	12/15/14	5,000	5,201
	Mercantile Bankshares Corp.	4.625%	4/15/13	10,000	9,553
	Merrill Lynch & Co., Inc.	5.450%	2/5/13	3,250	3,285
	Merrill Lynch & Co., Inc.	6.050%	5/16/16	15,000	13,950
	Merrill Lynch & Co., Inc.	5.700%	5/2/17	12,000	10,620
	Morgan Stanley	4.750%	4/1/14	26,250	25,461
	Morgan Stanley	6.000%	4/28/15	3,000	3,149
	Morgan Stanley	5.375%	10/15/15	15,000	15,161

27

	Morgan Stanley	6.250%	8/28/17	3,825	4,004
	Morgan Stanley	5.950%	12/28/17	38,000	39,193
	Morgan Stanley	6.625%	4/1/18	52,150	56,040
	Morgan Stanley	7.300%	5/13/19	23,000	25,951
5	National Australia Bank	5.350%	6/12/13	11,700	12,052
	National City Bank - Cleveland OH	6.250%	3/15/11	8,000	8,237
	National City Bank - Cleveland OH	5.250%	12/15/16	7,500	6,885
	National City Bank - Cleveland OH	5.800%	6/7/17	5,012	4,956
	National City Corp.	4.900%	1/15/15	28,435	28,049
	National City Corp.	6.875%	5/15/19	2,500	2,571
	Northern Trust Co.	5.850%	11/9/17	7,280	7,630
	Northern Trust Co.	6.500%	8/15/18	4,000	4,378
	Northern Trust Corp.	5.500%	8/15/13	3,000	3,266
	PNC Bank NA	4.875%	9/21/17	6,100	5,525
	PNC Bank NA	6.000%	12/7/17	4,500	4,391
	PNC Bank NA	6.875%	4/1/18	23,085	24,307
	PNC Funding Corp.	5.250%	11/15/15	13,685	13,584
	PNC Funding Corp.	6.700%	6/10/19	10,000	10,960
5	Rabobank Nederland NV	4.200%	5/13/14	38,140	38,815
	Regions Financial Corp.	6.375%	5/15/12	2,080	1,927
	Royal Bank of Scotland Group PLC	5.000%	10/1/14	4,520	3,830
	Royal Bank of Scotland Group PLC	5.050%	1/8/15	2,228	1,784
	Royal Bank of Scotland Group PLC	4.700%	7/3/18	2,000	1,386
	Sanwa Bank Ltd.	7.400%	6/15/11	2,825	2,999
5	Scotland International Finance	7.700%	8/15/10	10,000	9,858
5	Societe Generale	5.750%	4/20/16	5,200	4,862
5	Societe Generale	5.922%	12/5/49	20,000	12,911
	Southtrust Corp.	5.800%	6/15/14	14,705	14,804
	Sovereign Bancorp, Inc.	4.800%	9/1/10	5,000	4,987
3	Sovereign Bancorp, Inc.	2.738%	8/1/13	2,458	2,019
	Sovereign Bancorp, Inc.	8.750%	5/30/18	5,000	5,371
	State Street Bank & Trust Co.	5.300%	1/15/16	12,000	12,244
	State Street Corp.	4.300%	5/30/14	10,000	10,379
3	SunTrust Bank Atlanta GA	0.897%	4/1/15	6,000	4,726
	SunTrust Bank Atlanta GA	7.250%	3/15/18	13,000	12,813
5	Toronto-Dominion Bank	6.378%	10/15/49	13,000	10,054
	UBS AG	5.875%	7/15/16	20,220	19,008
	UBS AG	5.875%	12/20/17	50,000	48,384
	UBS AG	5.750%	4/25/18	31,000	29,412
3,5	Unicredit Luxembourg Finance	0.850%	1/13/17	14,925	12,681
	Union Bank of California NA	5.950%	5/11/16	4,826	4,488
	Union Planters Corp.	7.750%	3/1/11	10,000	9,809
	UnionBanCal Corp.	5.250%	12/16/13	3,000	2,674
5	United Overseas Bank Ltd.	4.500%	7/2/13	7,000	7,096
	US Bancorp	4.200%	5/15/14	10,675	11,111
	US Bank NA	6.300%	2/4/14	28,245	31,536
	US Bank NA	4.950%	10/30/14	23,250	24,577
	USB Capital IX	6.189%	4/15/49	12,525	8,830
5	USB Realty Corp.	6.091%	12/15/49	3,450	1,984
	Wachovia Bank NA	4.800%	11/1/14	18,400	17,992
	Wachovia Bank NA	4.875%	2/1/15	15,400	14,929

28

	Wachovia Bank NA	5.600%	3/15/16	10,000	9,742
	Wachovia Bank NA	6.000%	11/15/17	22,000	22,244
	Wachovia Corp.	5.500%	5/1/13	5,270	5,527
	Wachovia Corp.	5.625%	10/15/16	35,000	34,625
	Wachovia Corp.	5.750%	6/15/17	10,000	10,333
	Wachovia Corp.	5.750%	2/1/18	70,000	72,239
6	Washington Mutual Bank	5.500%	1/15/13	6,147	4
6	Washington Mutual Bank	5.650%	8/15/14	7,500	8
6	Washington Mutual Bank	5.125%	1/15/15	9,000	45
	Washington Mutual Finance Corp.	6.875%	5/15/11	5,000	5,159
	Wells Fargo & Co.	4.950%	10/16/13	4,500	4,578
	Wells Fargo & Co.	4.625%	4/15/14	10,000	10,057
	Wells Fargo & Co.	5.125%	9/15/16	5,000	4,868
	Wells Fargo Bank NA	4.750%	2/9/15	11,550	11,556
	Wells Fargo Bank NA	5.750%	5/16/16	17,500	17,375
	Westpac Banking Corp.	4.625%	6/1/18	3,925	3,442
5	Westpac Capital Trust III	5.819%	12/30/49	14,300	10,490
	Wilmington Trust Corp.	4.875%	4/15/13	18,305	17,194
	Zions Bancorp.	6.000%	9/15/15	11,000	7,254
	Zions Bancorp.	5.500%	11/16/15	8,000	5,613
	Brokerage (0.5%)
	BlackRock, Inc.	6.250%	9/15/17	10,000	10,737
	Charles Schwab Corp.	4.950%	6/1/14	11,600	12,022
	Jefferies Group Inc.	5.875%	6/8/14	7,500	7,289
	Jefferies Group Inc.	8.500%	7/15/19	15,000	15,476
	Lazard Group	6.850%	6/15/17	5,000	4,815
6	Lehman Brothers Holdings, Inc.	5.625%	1/24/13	12,755	2,248
6	Lehman Brothers Holdings, Inc.	6.200%	9/26/14	22,500	3,769
6	Lehman Brothers Holdings, Inc.	6.500%	7/19/17	20,000	2
6	Lehman Brothers Holdings, Inc.	6.875%	5/2/18	5,000	863
	Finance Companies (3.2%)
	American General Finance Corp.	4.875%	5/15/10	1,000	853
	American General Finance Corp.	5.625%	8/17/11	15,500	10,624
	American General Finance Corp.	4.875%	7/15/12	12,000	7,860
	American General Finance Corp.	5.850%	6/1/13	25,000	15,000
	American General Finance Corp.	6.900%	12/15/17	7,000	3,990
	Discover Financial Services	10.250%	7/15/19	15,000	15,833
	General Electric Capital Corp.	4.375%	3/3/12	3,875	3,981
	General Electric Capital Corp.	5.900%	5/13/14	15,000	16,032
	General Electric Capital Corp.	5.625%	9/15/17	36,525	36,399
7	General Electric Capital Corp.	5.625%	5/1/18	100,000	99,972
4	General Electric Capital Corp.	6.375%	11/15/67	14,450	10,614
4	HSBC Finance Capital Trust IX	5.911%	11/30/35	27,500	15,125
	HSBC Finance Corp.	6.750%	5/15/11	9,025	9,460
	HSBC Finance Corp.	7.000%	5/15/12	2,000	2,145
3	HSBC Finance Corp.	0.979%	9/14/12	8,000	7,202
	HSBC Finance Corp.	6.375%	11/27/12	5,000	5,279
	HSBC Finance Corp.	5.250%	1/15/14	9,050	9,233
	HSBC Finance Corp.	5.000%	6/30/15	11,000	10,984
	HSBC Finance Corp.	5.500%	1/19/16	71,058	70,193
	International Lease Finance Corp.	4.950%	2/1/11	6,300	5,103

29

	International Lease Finance Corp.	5.450%	3/24/11	800	656
	International Lease Finance Corp.	5.750%	6/15/11	3,900	3,100
	International Lease Finance Corp.	5.300%	5/1/12	9,375	6,797
	International Lease Finance Corp.	5.875%	5/1/13	10,000	6,900
	International Lease Finance Corp.	5.650%	6/1/14	10,000	6,800
	iStar Financial Inc.	5.950%	10/15/13	10,000	3,900
	SLM Corp.	5.050%	11/14/14	7,500	5,212
	SLM Corp.	8.450%	6/15/18	10,000	8,066
	Insurance (8.9%)
	ACE INA Holdings, Inc.	5.900%	6/2/19	3,460	3,761
	ACE INA Holdings, Inc.	5.875%	6/15/14	41,839	45,293
	ACE INA Holdings, Inc.	5.600%	5/15/15	21,490	22,593
	ACE INA Holdings, Inc.	5.700%	2/15/17	3,000	3,135
	ACE INA Holdings, Inc.	5.800%	3/15/18	4,120	4,325
	ACE INA Holdings, Inc.	5.900%	6/15/19	2,500	2,648
	Aetna, Inc.	6.000%	6/15/16	11,900	12,319
	Aetna, Inc.	6.500%	9/15/18	12,818	13,747
	Aflac Inc.	8.500%	5/15/19	18,000	20,256
4,5	AGFC Capital Trust I	6.000%	1/15/67	8,000	1,720
	Allied World Assurance	7.500%	8/1/16	5,000	4,531
	Allstate Corp.	6.200%	5/16/14	4,760	5,107
	Allstate Corp.	7.450%	5/16/19	33,100	36,925
	Allstate Life Global Funding	5.375%	4/30/13	23,895	24,797
	American Financial Group	9.875%	6/15/19	10,000	10,249
5	Berkshire Hathaway Finance Corp.	4.000%	4/15/12	10,000	10,360
	Berkshire Hathaway Finance Corp.	4.600%	5/15/13	22,914	24,055
	Berkshire Hathaway Finance Corp.	5.000%	8/15/13	1,500	1,584
	Berkshire Hathaway Finance Corp.	4.850%	1/15/15	32,100	33,281
	Chubb Corp.	5.200%	4/1/13	10,820	11,355
	Chubb Corp.	5.750%	5/15/18	21,898	23,328
4	Chubb Corp.	6.375%	3/29/67	8,000	6,513
	CIGNA Corp.	7.000%	1/15/11	10,000	10,406
	CIGNA Corp.	6.350%	3/15/18	7,000	6,401
	Coventry Health Care Inc.	5.875%	1/15/12	625	616
	Coventry Health Care Inc.	5.950%	3/15/17	4,000	3,371
	GE Global Insurance Holdings Corp.	6.450%	3/1/19	11,250	9,942
4	Genworth Financial, Inc.	6.150%	11/15/66	8,000	3,720
	Genworth Global Funding Trusts	5.750%	5/15/13	5,250	4,873
	Hartford Financial Services Group, Inc.	4.625%	7/15/13	10,000	9,197
5	Health Care Services Corp.	7.750%	6/15/11	20,000	20,800
	Humana Inc.	7.200%	6/15/18	10,000	9,421
	ING Groep NV	5.775%	12/8/49	3,120	1,919
4,5	Liberty Mutual Group, Inc.	7.000%	3/15/37	2,225	1,417
	Lincoln National Corp.	6.200%	12/15/11	7,000	7,000
	Lincoln National Corp.	8.750%	7/1/19	6,300	6,807
4	Lincoln National Corp.	6.050%	4/20/67	5,940	3,623
	Marsh & McLennan Cos., Inc.	5.375%	7/15/14	5,325	5,299
	Marsh & McLennan Cos., Inc.	9.250%	4/15/19	21,000	25,649
3,5	MassMutual Global Funding II	0.789%	12/6/13	20,000	18,473
3,5	Merna Reinsurance Ltd.	2.347%	7/7/10	5,450	5,125
5	MetLife Global Funding I	5.125%	4/10/13	108,720	111,965

30

5	MetLife Global Funding I	5.125%	6/10/14	4,400	4,454
	MetLife, Inc.	5.375%	12/15/12	10,000	10,242
	MetLife, Inc.	6.750%	6/1/16	15,000	16,340
	MetLife, Inc.	6.817%	8/15/18	5,080	5,411
	MetLife, Inc.	7.717%	2/15/19	29,439	33,346
3,5	Monumental Global Funding III	0.674%	1/25/13	10,000	8,389
	Nationwide Financial Services	5.900%	7/1/12	5,000	5,045
5	New York Life Global Funding	5.250%	10/16/12	5,000	5,332
5	New York Life Global Funding	4.650%	5/9/13	8,525	8,795
5	New York Life Global Funding	5.375%	9/15/13	7,000	7,432
5	Oil Insurance Ltd.	7.558%	6/30/49	10,600	5,115
5	Pacific Life Global Funding	5.150%	4/15/13	22,404	22,523
5	PRICOA Global Funding I	5.450%	6/11/14	6,700	6,708
	Principal Financial Group, Inc.	7.875%	5/15/14	10,000	10,794
	Principal Financial Group, Inc.	8.875%	5/15/19	21,195	23,768
5	Principal Life Global Funding I	5.250%	1/15/13	5,000	5,080
4	Progressive Corp.	6.700%	6/15/37	2,200	1,712
	Protective Life Secured Trusts	4.000%	4/1/11	5,000	4,966
	Prudential Financial, Inc.	5.100%	9/20/14	15,000	14,709
	Prudential Financial, Inc.	4.750%	6/13/15	7,000	6,580
	Prudential Financial, Inc.	6.100%	6/15/17	6,200	6,057
	Prudential Financial, Inc.	7.375%	6/15/19	12,400	13,200
5	TIAA Global Markets	4.950%	7/15/13	2,750	2,887
	Travelers Cos. Inc.	5.750%	12/15/17	20,206	21,474
	Travelers Cos. Inc.	5.800%	5/15/18	27,710	29,515
4	Travelers Cos. Inc.	6.250%	3/15/37	4,750	4,046
	Travelers Cos., Inc.	5.500%	12/1/15	5,350	5,573
	Travelers Cos., Inc.	6.250%	6/20/16	13,370	14,511
	Travelers Property Casualty Corp.	5.000%	3/15/13	15,000	15,454
	UnitedHealth Group, Inc.	4.875%	2/15/13	10,000	10,322
	UnitedHealth Group, Inc.	4.875%	4/1/13	4,880	5,034
	UnitedHealth Group, Inc.	5.000%	8/15/14	20,930	21,549
	UnitedHealth Group, Inc.	4.875%	3/15/15	7,585	7,729
	UnitedHealth Group, Inc.	6.000%	6/15/17	19,335	19,724
	UnitedHealth Group, Inc.	6.000%	11/15/17	23,150	23,635
	UnitedHealth Group, Inc.	6.000%	2/15/18	10,864	11,098
	WellPoint Inc.	6.375%	1/15/12	12,500	13,020
	WellPoint Inc.	6.800%	8/1/12	6,410	6,947
	WellPoint Inc.	6.000%	2/15/14	17,970	19,071
	WellPoint Inc.	5.250%	1/15/16	20,000	19,649
	WellPoint Inc.	5.875%	6/15/17	14,465	14,687
	WellPoint Inc.	7.000%	2/15/19	14,445	15,398
	XL Capital Finance Europe PLC	6.500%	1/15/12	3,000	2,935
5	Xlliac Global Funding	4.800%	8/10/10	3,300	3,197
4,5	ZFS Finance USA Trust I	5.875%	5/9/32	4,400	3,487
	Other Finance (0.1%)
5	Targeted Return Index Securities Trust	6.814%	1/15/12	13,300	14,079

	Real Estate Investment Trusts (2.2%)
	AvalonBay Communities, Inc.	5.750%	9/15/16	13,550	12,810
	Boston Properties, Inc.	6.250%	1/15/13	6,680	6,775

31

	Brandywine Operating Partnership	5.700%	5/1/17	2,000	1,541
	Camden Property Trust	5.000%	6/15/15	10,000	9,196
	Colonial Realty LP	5.500%	10/1/15	3,000	2,399
	Developers Diversified Realty Corp.	5.250%	4/15/11	7,500	6,975
	Equity One Inc.	6.250%	1/15/17	5,000	4,211
	ERP Operating LP	5.125%	3/15/16	11,000	10,209
	HCP Inc.	6.700%	1/30/18	5,000	4,699
	Health Care Property Investors, Inc.	6.000%	1/30/17	5,000	4,529
	Health Care REIT, Inc.	8.000%	9/12/12	5,150	5,326
	Health Care REIT, Inc.	5.875%	5/15/15	5,725	5,139
	Hospitality Properties	6.300%	6/15/16	5,000	4,156
	HRPT Properties Trust	5.750%	2/15/14	6,061	5,375
	HRPT Properties Trust	6.400%	2/15/15	9,500	8,172
	Kimco Realty Corp.	5.783%	3/15/16	10,000	8,748
	Liberty Property LP	5.125%	3/2/15	5,000	4,317
	National Retail Properties, Inc.	6.875%	10/15/17	7,000	6,139
	ProLogis	5.625%	11/15/15	5,000	4,081
	ProLogis	5.625%	11/15/16	5,500	4,593
	ProLogis	6.625%	5/15/18	5,000	4,175
	Regency Centers LP	4.950%	4/15/14	5,000	4,414
	Simon Property Group, LP	5.750%	5/1/12	8,000	8,158
	Simon Property Group, LP	6.350%	8/28/12	5,000	5,197
	Simon Property Group, LP	6.750%	5/15/14	15,000	15,593
	Simon Property Group, LP	5.100%	6/15/15	16,320	15,697
	Simon Property Group, LP	5.250%	12/1/16	5,000	4,646
	Simon Property Group, LP	6.125%	5/30/18	20,000	19,334
	Simon Property Group, LP	10.350%	4/1/19	37,815	45,473
5	WEA / WCI Finanace LLC	5.400%	10/1/12	7,640	7,671
5	WEA Finance / WT Finance	7.500%	6/2/14	7,000	7,101
5	Westfield Capital Corp. Ltd.	5.125%	11/15/14	10,000	9,065
					4,355,736
Industrial (35.0%)
	Basic Industry (2.1%)
5	ABX Financing Co.	5.750%	10/15/16	7,000	7,280
	Air Products & Chemicals Inc.	4.150%	2/1/13	3,700	3,767
	Alcoa, Inc.	5.550%	2/1/17	5,000	4,508
	Alcoa, Inc.	5.870%	2/23/22	1,100	888
	ArcelorMittal	6.500%	4/15/14	2,200	2,245
	ArcelorMittal	6.125%	6/1/18	8,000	7,708
	ArcelorMittal	9.850%	6/1/19	4,000	4,606
	Barrick Gold Finance Inc.	6.950%	4/1/19	8,000	9,264
	Barrick North America Finance LLC	6.800%	9/15/18	5,500	6,129
	BHP Billiton Finance (USA) Ltd.	5.500%	4/1/14	22,550	24,482
	BHP Billiton Finance (USA) Ltd.	5.400%	3/29/17	12,735	13,599
	BHP Billiton Finance (USA) Ltd.	6.500%	4/1/19	19,075	21,829
5	Celulosa Arauco Constitution SA	7.250%	7/29/19	2,000	2,062
	Dow Chemical Co.	8.550%	5/15/19	13,000	14,478
	E.I. du Pont de Nemours & Co.	6.000%	7/15/18	28,480	31,319
5	GTL Trade Finance Inc.	7.250%	10/20/17	3,000	3,155
	International Paper Co.	7.950%	6/15/18	2,200	2,354
	International Paper Co.	9.375%	5/15/19	7,000	8,085

32

	Lubrizol Corp.	8.875%	2/1/19	4,000	4,928
	PPG Industries, Inc.	6.650%	3/15/18	5,000	5,452
	Praxair, Inc.	4.375%	3/31/14	2,115	2,237
	Praxair, Inc.	5.250%	11/15/14	5,000	5,497
	Praxair, Inc.	4.625%	3/30/15	10,550	11,166
	Rio Tinto Finance USA Ltd.	5.875%	7/15/13	7,245	7,674
	Rio Tinto Finance USA Ltd.	8.950%	5/1/14	25,000	28,992
	Rio Tinto Finance USA Ltd.	6.500%	7/15/18	9,000	9,449
	Rohm & Haas Co.	6.000%	9/15/17	6,000	5,784
	Weyerhaeuser Co.	6.750%	3/15/12	7,461	7,613
	Capital Goods (4.2%)
	Allied Waste North America Inc.	6.125%	2/15/14	7,981	8,230
	Allied Waste North America Inc.	7.125%	5/15/16	4,000	4,150
	Allied Waste North America Inc.	6.875%	6/1/17	12,675	12,992
	Avery Dennison Corp.	4.875%	1/15/13	6,800	6,748
4,5	BAE Systems Asset Trust	7.156%	12/15/11	4,080	4,243
5	BAE Systems Holdings Inc.	5.200%	8/15/15	10,000	9,809
	Bemis Co. Inc.	6.800%	8/1/19	4,000	4,403
	Black & Decker Corp.	7.125%	6/1/11	8,550	8,919
	Boeing Co.	4.875%	2/15/20	11,000	11,160
	Caterpillar Financial Services Corp.	4.250%	2/8/13	7,865	8,018
	Caterpillar Financial Services Corp.	4.600%	1/15/14	3,000	3,074
	Caterpillar Financial Services Corp.	6.125%	2/17/14	27,890	30,338
	Caterpillar Financial Services Corp.	5.500%	3/15/16	2,000	2,036
	Caterpillar Financial Services Corp.	5.850%	9/1/17	2,000	2,088
	Caterpillar Financial Services Corp.	5.450%	4/15/18	10,855	11,059
	Caterpillar Financial Services Corp.	7.150%	2/15/19	7,000	7,888
	Caterpillar, Inc.	7.900%	12/15/18	20,000	24,163
	Cooper Industries, Inc.	5.450%	4/1/15	6,000	6,020
	Cooper Industries, Inc.	6.100%	7/1/17	3,500	3,730
	Crane Co.	5.500%	9/15/13	5,000	4,987
	CRH America Inc.	6.000%	9/30/16	7,000	6,507
	CRH America Inc.	8.125%	7/15/18	10,000	10,253
	Eaton Corp.	6.950%	3/20/19	6,000	6,560
	Embraer Overseas Ltd.	6.375%	1/24/17	4,000	3,880
	Emerson Electric Co.	5.250%	10/15/18	5,000	5,296
	Emerson Electric Co.	4.875%	10/15/19	9,000	9,267
	General Dynamics Corp.	4.250%	5/15/13	6,350	6,680
	General Dynamics Corp.	5.250%	2/1/14	1,150	1,261
	General Electric Co.	5.250%	12/6/17	46,800	47,498
	Honeywell International, Inc.	5.300%	3/1/18	17,855	19,021
5	Hutchison Whampoa International Ltd.	7.625%	4/9/19	10,000	11,436
5	Illinois Tool Works, Inc.	5.150%	4/1/14	8,540	9,020
5	Illinois Tool Works, Inc.	6.250%	4/1/19	9,950	10,870
	Ingersoll-Rand Global Holding Co. Ltd.	9.500%	4/15/14	5,000	5,791
	Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	5,000	5,284
	John Deere Capital Corp	4.500%	4/3/13	2,470	2,551
	John Deere Capital Corp.	7.000%	3/15/12	6,440	7,141
	John Deere Capital Corp.	5.100%	1/15/13	2,000	2,106
	John Deere Capital Corp.	5.500%	4/13/17	3,000	3,118
	John Deere Capital Corp.	5.350%	4/3/18	4,000	4,047

33

	John Deere Capital Corp.	5.750%	9/10/18	7,000	7,339
	L-3 Communications Corp.	7.625%	6/15/12	675	683
	L-3 Communications Corp.	6.125%	7/15/13	450	440
	L-3 Communications Corp.	5.875%	1/15/15	1,400	1,327
	Lafarge SA	6.500%	7/15/16	17,252	15,912
	Lockheed Martin Corp.	4.121%	3/14/13	8,200	8,492
	Lockheed Martin Corp.	7.650%	5/1/16	5,000	5,945
	Masco Corp.	5.875%	7/15/12	10,560	10,346
5	Meccanica Holdings USA	6.250%	7/15/19	5,000	5,196
	Owens Corning, Inc.	9.000%	6/15/19	7,000	7,158
	Parker-Hannifin Corp	4.875%	2/15/13	6,100	6,280
	Raytheon Co.	6.750%	3/15/18	2,805	3,267
	Raytheon Co.	6.400%	12/15/18	5,725	6,582
	Rockwell Automation, Inc.	5.650%	12/1/17	5,000	5,226
	Textron Financial Corp.	4.600%	5/3/10	8,000	7,783
	Tyco International Group SA	6.375%	10/15/11	10,000	10,688
	Tyco International Group SA	6.000%	11/15/13	11,000	11,772
	Tyco International Group SA	8.500%	1/15/19	4,000	4,595
	United Technologies Corp.	5.375%	12/15/17	12,000	13,005
	United Technologies Corp.	6.125%	2/1/19	20,000	22,773
	Waste Management, Inc.	7.375%	8/1/10	4,870	5,096
	Waste Management, Inc.	7.375%	3/11/19	4,250	4,812
	Communication (6.7%)
	America Movil SA de C.V.	5.500%	3/1/14	4,000	4,094
	America Movil SA de C.V.	5.750%	1/15/15	3,400	3,473
	America Movil SA de C.V.	5.625%	11/15/17	9,534	9,531
	AT&T Inc.	4.950%	1/15/13	11,380	12,046
	AT&T Inc.	6.700%	11/15/13	8,000	9,132
	AT&T Inc.	4.850%	2/15/14	4,000	4,269
	AT&T Inc.	5.100%	9/15/14	19,750	20,990
	AT&T Inc.	5.625%	6/15/16	13,000	13,951
	AT&T Inc.	5.500%	2/1/18	20,000	21,213
	AT&T Inc.	5.600%	5/15/18	10,000	10,620
	AT&T Inc.	5.800%	2/15/19	25,000	27,137
5	British Sky Broadcasting Corp.	6.100%	2/15/18	5,000	5,050
5	British Sky Broadcasting Corp.	9.500%	11/15/18	4,000	4,976
	British Telecommunications PLC	9.125%	12/15/10	5,450	5,878
	British Telecommunications PLC	5.950%	1/15/18	3,180	3,218
	CBS Corp.	8.200%	5/15/14	8,000	8,520
	Comcast Cable Communications, Inc.	8.875%	5/1/17	3,400	4,096
	Comcast Corp.	5.900%	3/15/16	19,526	20,926
	Comcast Corp.	4.950%	6/15/16	20,000	20,315
	Comcast Corp.	6.300%	11/15/17	8,000	8,795
	Comcast Corp.	5.700%	7/1/19	5,000	5,340
	Cox Communications, Inc.	6.750%	3/15/11	10,000	10,533
	Cox Communications, Inc.	4.625%	6/1/13	4,000	4,068
5	Cox Enterprises, Inc.	7.875%	9/15/10	5,000	5,169
	Deutsche Telekom International Finance	5.250%	7/22/13	5,000	5,242
	Deutsche Telekom International Finance	5.750%	3/23/16	8,000	8,578
	Deutsche Telekom International Finance	6.750%	8/20/18	10,000	11,162
	Embarq Corp.	7.082%	6/1/16	10,000	10,525

34

	France Telecom	5.375%	7/8/19	12,000	12,805
	News America Inc.	4.750%	3/15/10	9,800	9,899
5	Qtel International Finance	7.875%	6/10/19	3,500	3,799
	Reed Elsevier Capital	8.625%	1/15/19	8,000	9,672
	Rogers Communications Inc.	6.375%	3/1/14	11,480	12,766
	Rogers Communications Inc.	6.750%	3/15/15	6,000	6,660
	Rogers Communications Inc.	6.800%	8/15/18	12,000	13,763
	Telecom Italia Capital S.A.	5.250%	11/15/13	10,000	10,332
	Telecom Italia Capital S.A.	5.250%	10/1/15	13,000	13,330
	Telecom Italia Capital S.A.	6.999%	6/4/18	5,000	5,417
	Telecom Italia Capital S.A.	7.175%	6/18/19	6,000	6,647
	Telefonica Emisiones SAU	4.949%	1/15/15	24,625	26,268
	Telefonica Emisiones SAU	6.421%	6/20/16	16,228	18,280
	Telefonica Emisiones SAU	6.221%	7/3/17	10,662	11,851
	Telefonos de Mexico SA	5.500%	1/27/15	20,000	20,269
	Thomson Reuters Corp.	5.950%	7/15/13	8,877	9,507
	Thomson Reuters Corp.	6.500%	7/15/18	7,000	7,788
	Time Warner Cable Inc.	8.250%	2/14/14	5,000	5,785
	Time Warner Cable Inc.	7.500%	4/1/14	10,000	11,341
	Time Warner Cable Inc.	5.850%	5/1/17	12,000	12,508
	Time Warner Cable Inc.	6.750%	7/1/18	20,000	22,145
	Time Warner Cable Inc.	8.750%	2/14/19	7,000	8,712
	Time Warner Cable Inc.	8.250%	4/1/19	7,000	8,498
	Verizon Communications Inc.	5.550%	2/15/16	16,600	17,694
	Verizon Communications Inc.	5.500%	2/15/18	14,270	15,139
	Verizon Communications Inc.	6.100%	4/15/18	23,000	25,400
	Verizon Communications Inc.	8.750%	11/1/18	25,600	32,767
	Verizon Communications Inc.	6.350%	4/1/19	25,000	28,217
	Verizon Global Funding Corp.	7.375%	9/1/12	10,000	11,324
5	Verizon Wireless Capital LLC	5.550%	2/1/14	15,000	16,242
5	Verizon Wireless Capital LLC	8.500%	11/15/18	30,000	37,645
5	Vivendi	5.750%	4/4/13	5,450	5,496
	Vodafone Group PLC	5.375%	1/30/15	17,000	17,937
	Vodafone Group PLC	5.000%	9/15/15	11,850	12,273
	Vodafone Group PLC	5.750%	3/15/16	13,000	13,968
	Vodafone Group PLC	5.625%	2/27/17	24,000	25,670
	Vodafone Group PLC	5.450%	6/10/19	18,000	18,869
	Washington Post Co.	7.250%	2/1/19	2,500	2,718
	WPP Finance USA Corp.	8.000%	9/15/14	6,000	6,389
	Consumer Cyclical (3.4%)
	Autozone, Inc.	6.500%	1/15/14	5,425	5,826
	Best Buy Co.	6.750%	7/15/13	4,400	4,594
	CVS Caremark Corp.	6.125%	8/15/16	14,146	15,493
	CVS Caremark Corp.	6.600%	3/15/19	7,000	7,859
4,5	CVS Pass-Through Trust	6.117%	1/10/13	6,109	6,348
	DaimlerChrysler North America Holding Corp.	7.200%	9/1/09	600	602
	DaimlerChrysler North America Holding Corp.	4.875%	6/15/10	3,300	3,328
	DaimlerChrysler North America Holding Corp.	5.750%	9/8/11	30,000	30,818
	DaimlerChrysler North America Holding Corp.	7.300%	1/15/12	6,736	7,113
	DaimlerChrysler North America Holding Corp.	6.500%	11/15/13	10,000	10,534
	Darden Restaurants Inc.	6.200%	10/15/17	5,000	5,023

35

	Federated Retail Holding	5.900%	12/1/16	5,000	4,500
	Ford Motor Credit Co. LLC	7.500%	8/1/12	7,800	7,199
5	Harley-Davidson Funding Corp.	5.250%	12/15/12	3,300	3,216
5	Harley-Davidson Inc.	5.000%	12/15/10	2,600	2,554
5	Harley-Davidson Inc.	6.800%	6/15/18	11,725	10,754
	Harrah's Entertainment Inc.	7.875%	3/15/10	1,575	1,504
	Historic TW, Inc.	6.875%	6/15/18	5,000	5,503
	Home Depot Inc.	5.400%	3/1/16	12,875	13,249
	International Speedway Corp.	5.400%	4/15/14	7,000	6,370
	J.C. Penney Corp., Inc.	7.950%	4/1/17	5,000	5,106
	Johnson Controls, Inc.	5.250%	1/15/11	3,000	3,057
	K. Hovnanian Enterprises	6.250%	1/15/16	4,260	2,258
	Kohl's Corp.	6.250%	12/15/17	7,000	7,358
	Lowe's Cos., Inc.	5.600%	9/15/12	5,450	5,869
	Lowe's Cos., Inc.	5.000%	10/15/15	7,000	7,350
	McDonald's Corp.	5.350%	3/1/18	20,000	21,749
	MGM Mirage, Inc.	8.500%	9/15/10	1,400	1,321
	MGM Mirage, Inc.	6.750%	4/1/13	1,075	785
	MGM Mirage, Inc.	5.875%	2/27/14	1,000	720
5	Nissan Motor Acceptance Corp.	4.625%	3/8/10	11,570	11,476
5	Nissan Motor Acceptance Corp.	5.625%	3/14/11	10,500	10,421
	Nordstrom, Inc.	6.750%	6/1/14	1,525	1,635
	Paccar Inc.	6.875%	2/15/14	5,000	5,603
	Staples Inc.	9.750%	1/15/14	5,000	5,837
	Target Corp.	6.000%	1/15/18	24,700	27,137
	Tenneco Automotive Inc.	8.625%	11/15/14	1,100	952
	The Walt Disney Co.	4.500%	12/15/13	10,800	11,485
	The Walt Disney Co.	5.625%	9/15/16	10,000	10,901
	The Walt Disney Co.	6.000%	7/17/17	3,000	3,351
	TJX Companies, Inc.	6.950%	4/15/19	13,000	15,115
	Viacom Inc.	6.125%	10/5/17	5,000	5,295
	Wal-Mart Stores, Inc.	3.200%	5/15/14	21,675	21,974
	Wal-Mart Stores, Inc.	5.375%	4/5/17	7,000	7,545
	Wal-Mart Stores, Inc.	5.800%	2/15/18	10,137	11,307
	Walgreen Co.	5.250%	1/15/19	12,500	13,486
	Western Union Co.	5.400%	11/17/11	4,000	4,267
	Western Union Co.	6.500%	2/26/14	7,400	8,119
	Western Union Co.	5.930%	10/1/16	19,455	20,558
	Yum! Brands, Inc.	7.700%	7/1/12	7,000	7,786
	Yum! Brands, Inc.	6.250%	3/15/18	3,000	3,221
	Consumer Noncyclical (10.7%)
	Abbott Laboratories	5.875%	5/15/16	19,000	21,003
	Abbott Laboratories	5.600%	11/30/17	16,000	17,585
	Abbott Laboratories	5.125%	4/1/19	21,060	22,458
	Allergan Inc.	5.750%	4/1/16	10,000	10,261
	Altria Group, Inc.	9.700%	11/10/18	17,276	21,379
	Altria Group, Inc.	9.250%	8/6/19	20,000	24,200
	AmerisourceBergen Corp.	5.625%	9/15/12	2,800	2,892
	AmerisourceBergen Corp.	5.875%	9/15/15	3,000	2,962
	Amgen Inc.	4.850%	11/18/14	15,000	16,180
	Amgen Inc.	5.850%	6/1/17	15,400	16,887

36

	Amgen Inc.	6.150%	6/1/18	5,000	5,662
	Amgen Inc.	5.700%	2/1/19	12,080	13,262
	Anheuser-Busch Cos., Inc.	5.500%	1/15/18	5,000	5,058
5	Anheuser-Busch Cos., Inc.	7.750%	1/15/19	8,000	9,326
5	Anheuser-Busch InBev Worldwide Inc.	5.375%	11/15/14	6,100	6,467
	Archer-Daniels-Midland Co.	5.450%	3/15/18	6,388	6,875
	AstraZeneca PLC	5.400%	6/1/14	5,025	5,443
	AstraZeneca PLC	5.900%	9/15/17	32,060	35,801
	Avon Products, Inc.	5.625%	3/1/14	5,125	5,557
	Avon Products, Inc.	6.500%	3/1/19	8,000	8,950
	Baxter International, Inc.	4.000%	3/1/14	5,000	5,150
	Baxter International, Inc.	5.900%	9/1/16	7,000	7,642
	Baxter International, Inc.	5.375%	6/1/18	10,100	10,754
	Becton, Dickinson & Co.	4.550%	4/15/13	8,000	8,425
	Becton, Dickinson & Co.	5.000%	5/15/19	4,700	4,881
	Biogen Idec Inc.	6.875%	3/1/18	27,000	28,605
	Bottling Group LLC	6.950%	3/15/14	5,813	6,811
	Bottling Group LLC	5.500%	4/1/16	19,086	20,676
	Bottling Group LLC	5.125%	1/15/19	9,925	10,533
	Bristol-Myers Squibb Co.	5.450%	5/1/18	8,000	8,617
5	British American Tobacco International Finance PLC	9.500%	11/15/18	11,000	13,638
	Bunge Ltd. Finance Corp.	5.875%	5/15/13	2,000	2,026
	Bunge Ltd. Finance Corp.	8.500%	6/15/19	10,000	11,146
	Campbell Soup Co.	4.875%	10/1/13	10,000	10,862
	Campbell Soup Co.	4.500%	2/15/19	3,000	3,035
5	CareFusion Corp.	6.375%	8/1/19	5,000	5,224
5	Cargill Inc.	4.375%	6/1/13	8,600	8,566
	Clorox Co.	5.000%	3/1/13	6,025	6,258
	Clorox Co.	5.000%	1/15/15	7,000	7,161
	Coca Cola Bottling Co. Consolidated	5.000%	11/15/12	7,000	7,357
	Coca-Cola Co.	5.350%	11/15/17	15,000	16,439
	Coca-Cola Co.	4.875%	3/15/19	12,000	12,608
	Coca-Cola Enterprises Inc.	7.375%	3/3/14	17,597	20,711
	Coca-Cola Enterprises Inc.	4.250%	3/1/15	4,500	4,719
	Colgate-Palmolive Co.	3.150%	8/5/15	2,000	1,997
	ConAgra Foods, Inc.	6.750%	9/15/11	312	332
	ConAgra Foods, Inc.	5.819%	6/15/17	4,687	5,019
	Covidien International	6.000%	10/15/17	14,306	15,785
	Delhaize America Inc.	5.875%	2/1/14	875	906
	Diageo Capital PLC	5.750%	10/23/17	18,000	19,430
	Diageo Finance BV	5.500%	4/1/13	3,307	3,539
	Diageo Finance BV	5.300%	10/28/15	5,000	5,177
	Eli Lilly & Co.	4.200%	3/6/14	11,850	12,591
	Eli Lilly & Co.	5.200%	3/15/17	6,000	6,437
	Estee Lauder Cos. Inc.	6.000%	1/15/12	6,800	7,287
	Express Scripts Inc.	7.250%	6/15/19	3,000	3,475
	Fortune Brands Inc.	6.375%	6/15/14	7,000	7,171
5	Fosters Finance Corp.	4.875%	10/1/14	4,000	3,688
	Genentech Inc.	4.750%	7/15/15	16,150	16,718
	General Mills, Inc.	5.700%	2/15/17	3,000	3,258
	General Mills, Inc.	5.650%	2/15/19	8,000	8,708
	GlaxoSmithKline Capital Inc.	5.650%	5/15/18	38,400	41,635

37

	H.J. Heinz Co.	5.350%	7/15/13	2,175	2,319
	Hasbro Inc.	6.125%	5/15/14	3,700	3,876
	Hasbro Inc.	6.300%	9/15/17	5,000	5,022
	Hershey Foods Corp.	4.850%	8/15/15	5,000	5,045
	Hormel Foods Corp.	6.625%	6/1/11	10,085	10,854
	Hospira, Inc.	6.400%	5/15/15	3,000	3,323
	Kellogg Co.	6.600%	4/1/11	7,500	8,094
	Kellogg Co.	4.450%	5/30/16	7,000	7,283
	Kimberly-Clark Corp.	4.875%	8/15/15	6,000	6,348
	Kimberly-Clark Corp.	6.125%	8/1/17	3,949	4,467
	Kimberly-Clark Corp.	7.500%	11/1/18	10,000	12,223
	Kraft Foods, Inc.	6.000%	2/11/13	5,000	5,455
	Kraft Foods, Inc.	6.500%	8/11/17	12,840	14,256
	Kraft Foods, Inc.	6.125%	2/1/18	8,000	8,804
	Kroger Co.	6.200%	6/15/12	4,530	4,900
	Kroger Co.	6.400%	8/15/17	5,000	5,466
	Kroger Co.	6.800%	12/15/18	11,100	12,510
	Land O'Lakes Inc.	9.000%	12/15/10	410	416
	Lorillard Tobacco Co.	8.125%	6/23/19	7,000	7,644
	Mckesson Corp.	6.500%	2/15/14	7,100	7,786
	Medco Health Solutions	7.125%	3/15/18	5,000	5,688
	Medtronic Inc.	4.750%	9/15/15	20,000	21,276
	Merck & Co., Inc.	4.750%	3/1/15	11,000	11,841
	Merck & Co., Inc.	4.000%	6/30/15	17,100	17,719
	Nabisco Inc.	7.550%	6/15/15	15,000	17,103
	Novartis Capital Corp.	4.125%	2/10/14	8,475	8,824
	Novartis Securities Investment Ltd.	5.125%	2/10/19	38,794	40,722
	PepsiAmericas Inc.	4.500%	3/15/13	6,000	6,235
	PepsiAmericas Inc.	4.375%	2/15/14	12,500	12,934
	PepsiCo, Inc.	3.750%	3/1/14	15,500	16,068
	PepsiCo, Inc.	5.000%	6/1/18	16,500	17,542
	PepsiCo, Inc.	7.900%	11/1/18	4,000	5,078
	Pfizer, Inc.	5.350%	3/15/15	31,025	34,545
	Pfizer, Inc.	6.200%	3/15/19	43,000	48,911
	Philip Morris International Inc	5.650%	5/16/18	39,055	41,616
	Philip Morris International Inc.	6.875%	3/17/14	10,000	11,386
	Philips Electronics NV	5.750%	3/11/18	15,000	15,276
	Procter & Gamble Co.	4.600%	1/15/14	24,000	25,701
	Procter & Gamble Co.	3.500%	2/15/15	27,000	27,768
	Procter & Gamble Co.	4.700%	2/15/19	4,000	4,147
	Reynolds American, Inc.	7.625%	6/1/16	875	895
5	Roche Holdings, Inc.	6.000%	3/1/19	4,500	4,900
5	SABMiller PLC	6.200%	7/1/11	13,000	13,628
	Safeway, Inc.	6.250%	3/15/14	8,375	9,092
	Safeway, Inc.	6.350%	8/15/17	3,000	3,259
	Safeway, Inc.	5.000%	8/15/19	3,000	2,975
	Schering-Plough Corp.	6.000%	9/15/17	5,000	5,514
	St. Jude Medical Inc.	4.875%	7/15/19	10,000	10,196
	Sysco Corp.	5.250%	2/12/18	12,000	12,694
5	Tesco PLC	5.500%	11/15/17	7,000	7,197

38

	Thermo Electron Corp.	5.000%	6/1/15	4,700	4,752
	Unilever Capital Corp.	3.650%	2/15/14	6,500	6,639
	Whirlpool Corp.	8.600%	5/1/14	5,000	5,382
	Wyeth	5.500%	2/1/14	12,700	14,087
	Wyeth	5.500%	2/15/16	15,000	16,061
	Wyeth	5.450%	4/1/17	10,000	10,577
	Energy (3.7%)
	Anadarko Petroleum Corp.	5.950%	9/15/16	15,000	15,501
	Anadarko Petroleum Corp.	6.950%	6/15/19	4,000	4,396
	Apache Corp.	5.625%	1/15/17	4,000	4,288
	Apache Corp.	6.900%	9/15/18	3,000	3,514
	Baker Hughes, Inc.	7.500%	11/15/18	16,845	20,248
	BJ Services Co.	6.000%	6/1/18	16,000	16,023
	BP Capital Markets PLC	3.625%	5/8/14	40,000	41,210
	BP Capital Markets PLC	4.750%	3/10/19	3,000	3,122
	Canadian Natural Resources	5.700%	5/15/17	9,000	9,444
	Canadian Natural Resources	5.900%	2/1/18	6,000	6,401
	Chevron Corp.	4.950%	3/3/19	3,300	3,499
	ConocoPhillips	4.600%	1/15/15	31,000	32,928
	ConocoPhillips	5.750%	2/1/19	13,000	14,215
	ConocoPhillips	6.000%	1/15/20	10,000	11,168
	ConocoPhillips Canada Funding Co I	5.625%	10/15/16	15,000	16,143
	Devon Financing Corp.	6.875%	9/30/11	2,625	2,870
	Diamond Offshore Drilling	5.875%	5/1/19	3,000	3,194
5	Ecopetrol S.A.	7.625%	7/23/19	3,000	3,158
5	Empresa Nacional de Petroleo S.A. TOB	6.250%	7/8/19	5,000	5,006
	EnCana Corp.	5.900%	12/1/17	5,570	5,955
	EnCana Corp.	6.500%	5/15/19	3,000	3,360
	EOG Resources Inc.	5.875%	9/15/17	3,000	3,261
	EOG Resources Inc.	5.625%	6/1/19	7,000	7,632
5	GS-Caltex Oil Corp.	5.500%	10/15/15	6,000	5,324
	Halliburton Co.	6.150%	9/15/19	8,000	8,940
5	LG Caltex Oil Corp.	5.500%	8/25/14	4,000	3,799
	Marathon Oil Corp.	5.900%	3/15/18	15,000	15,638
	Nabors Industries Inc.	6.150%	2/15/18	3,000	2,936
	Nabors Industries Inc.	9.250%	1/15/19	10,900	12,757
	Nexen, Inc.	5.650%	5/15/17	3,000	2,989
	Nexen, Inc.	6.200%	7/30/19	3,000	3,084
	Noble Corp.	5.875%	6/1/13	3,000	3,049
	Petro-Canada	6.050%	5/15/18	11,000	11,317
4,5	Petroleum Co. of Trinidad & Tobago	6.000%	5/8/22	8,800	7,551
4,5	PF Export Receivables Master Trust	3.748%	6/1/13	1,580	1,426
4,5	PF Export Receivables Master Trust	6.436%	6/1/15	3,128	3,146
	Shell International Finance BV	4.000%	3/21/14	11,000	11,550
	Statoilhydro ASA	5.250%	4/15/19	17,000	18,160
	Suncor Energy, Inc.	6.100%	6/1/18	5,000	5,197
	Talisman Energy, Inc.	7.750%	6/1/19	7,000	8,166
	Transocean Inc.	6.000%	3/15/18	8,000	8,596
	Valero Energy Corp.	6.125%	6/15/17	10,000	9,998
	Valero Energy Corp.	9.375%	3/15/19	6,000	6,994
	Weatherford International Inc.	6.350%	6/15/17	3,000	3,126

39

	Weatherford International Inc.	6.000%	3/15/18	10,000	10,182
	Weatherford International Inc.	9.625%	3/1/19	17,500	21,694
	XTO Energy, Inc.	6.250%	4/15/13	5,000	5,393
	XTO Energy, Inc.	6.250%	8/1/17	15,000	16,297
	XTO Energy, Inc.	6.500%	12/15/18	11,250	12,518
	Technology (3.1%)
	Agilent Technologies Inc.	6.500%	11/1/17	5,950	5,426
	Cisco Systems Inc.	5.500%	2/22/16	48,011	53,060
	Cisco Systems Inc.	4.950%	2/15/19	16,000	17,028
	Corning Inc.	6.625%	5/15/19	2,000	2,110
	Dell Inc.	5.650%	4/15/18	3,000	3,098
	Dell Inc.	5.875%	6/15/19	3,750	3,920
	Dun & Bradstreet Corp.	6.000%	4/1/13	9,700	9,852
	Electronic Data Systems	6.000%	8/1/13	11,325	12,553
	Equifax Inc.	6.300%	7/1/17	5,000	5,022
	Fiserv, Inc.	6.800%	11/20/17	5,000	5,299
	Hewlett-Packard Co.	6.125%	3/1/14	30,000	33,856
	Hewlett-Packard Co.	4.750%	6/2/14	7,000	7,501
	Hewlett-Packard Co.	5.500%	3/1/18	7,000	7,556
	International Business Machines Corp.	5.700%	9/14/17	26,500	29,058
	International Business Machines Corp.	7.625%	10/15/18	22,500	27,883
	Intuit Inc.	5.750%	3/15/17	5,000	5,052
	Lexmark International Inc.	6.650%	6/1/18	7,000	6,630
	Microsoft Corp.	4.200%	6/1/19	4,500	4,617
	Nokia Corp.	5.375%	5/15/19	9,500	9,984
	Oracle Corp.	5.250%	1/15/16	23,000	24,856
	Oracle Corp.	5.750%	4/15/18	29,410	32,637
	Oracle Corp.	5.000%	7/8/19	19,000	20,100
	Pitney Bowes, Inc.	5.000%	3/15/15	10,000	10,587
	Pitney Bowes, Inc.	5.750%	9/15/17	18,152	19,707
	Pitney Bowes, Inc.	6.250%	3/15/19	5,000	5,382
	Tyco Electronics Group	6.550%	10/1/17	5,000	4,677
	Xerox Corp.	5.650%	5/15/13	10,000	10,053
	Xerox Corp.	6.350%	5/15/18	10,000	9,980
	Transportation (1.1%)
	American Airlines, Inc.	6.817%	5/23/11	714	585
4	Burlington Northern Railroad Co. 1996-A Pass Through
	Trust	7.330%	6/23/10	284	289
	Burlington Northern Santa Fe Corp.	8.125%	4/15/20	5,000	6,015
	Canadian National Railway Co.	5.800%	6/1/16	4,000	4,212
	Canadian National Railway Co.	5.550%	5/15/18	5,275	5,603
	Continental Airlines, Inc.	6.563%	2/15/12	3,000	2,700
4	Continental Airlines, Inc.	6.648%	9/15/17	830	710
4	Continental Airlines, Inc.	6.900%	1/2/18	217	191
4	Continental Airlines, Inc.	9.798%	4/1/21	2,147	1,406
	CSX Corp.	7.900%	5/1/17	5,000	5,755
	CSX Corp.	7.375%	2/1/19	10,000	11,429
4	Delta Air Lines, Inc.	6.821%	8/10/22	2,986	2,523
4	Delta Air Lines, Inc.	8.021%	8/10/22	1,461	942
5	ERAC USA Finance Co.	7.950%	12/15/09	10,000	10,030
	Greenbrier Co. Inc.	8.375%	5/15/15	2,540	1,702

40

3	JetBlue Airways 2004-1 G-1 Pass Through Trust	1.004%	12/15/13	3,524	2,889
3	JetBlue Airways 2004-1 G-2 Pass Through Trust	1.049%	3/15/14	7,150	4,492
3	JetBlue Airways 2004-2 G-2 Pass Through Trust	1.333%	11/15/16	4,765	2,586
5	Kowloon-Canton Railway Corp.	5.125%	5/20/19	2,500	2,605
	Norfolk Southern Corp.	8.625%	5/15/10	10,000	10,532
4	Northwest Airlines, Inc.	7.027%	11/1/19	4,984	3,913
	Ryder System Inc.	5.850%	3/1/14	4,000	4,123
	Ryder System Inc.	7.200%	9/1/15	16,000	16,371
	Southwest Airlines Co.	5.250%	10/1/14	11,025	10,844
4	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	8/1/22	3,803	3,673
4	UAL Pass Through Trust 2002-2	7.186%	4/1/11	1,528	1,475
	Union Pacific Corp.	5.750%	11/15/17	2,500	2,629
5	Union Pacific Railroad Co. 2004 Pass Through Trust	5.214%	9/30/14	6,000	6,041
	United Parcel Service of America	5.125%	4/1/19	7,000	7,436
					4,318,049
Utilities (7.9%)
	Electric (5.5%)
5	AES Panama SA	6.350%	12/21/16	10,800	10,571
	American Water Capital Corp.	6.085%	10/15/17	8,750	8,753
	Appalachian Power Co.	5.650%	8/15/12	4,970	5,224
	Baltimore Gas & Electric Co.	5.900%	10/1/16	5,000	5,123
	Carolina Power & Light Co.	5.300%	1/15/19	9,985	10,691
	Columbus Southern Power	5.500%	3/1/13	10,000	10,464
	Commonwealth Edison Co.	5.950%	8/15/16	5,000	5,408
	Commonwealth Edison Co.	5.800%	3/15/18	8,000	8,601
	Connecticut Light & Power Co.	5.650%	5/1/18	4,000	4,336
	Connecticut Light & Power Co.	5.500%	2/1/19	12,000	12,702
	Consolidated Edison Co. of New York	4.875%	2/1/13	2,500	2,613
	Consolidated Edison Co. of New York	6.650%	4/1/19	6,000	6,936
	Consumers Energy Co.	6.700%	9/15/19	12,790	14,468
	Dayton Power & Light	5.125%	10/1/13	2,275	2,395
	Dominion Resources, Inc.	6.000%	11/30/17	5,000	5,309
	Dominion Resources, Inc.	6.400%	6/15/18	4,000	4,358
4	Dominion Resources, Inc.	6.300%	9/30/66	10,990	7,650
	Duke Energy Carolinas LLC	5.750%	11/15/13	12,100	13,103
	Duke Energy Corp.	5.300%	10/1/15	6,000	6,308
	Duke Energy Ohio Inc.	5.450%	4/1/19	5,000	5,277
5	EDP Finance BV	6.000%	2/2/18	6,000	6,357
	Entergy Gulf States, Inc.	5.250%	8/1/15	10,000	9,930
	FirstEnergy Corp.	6.450%	11/15/11	1,120	1,196
	Florida Power Corp.	4.800%	3/1/13	5,000	5,244
	Florida Power Corp.	5.650%	6/15/18	9,915	10,757
	FPL Group Capital, Inc.	7.875%	12/15/15	14,348	17,234
5	FPL Group Capital, Inc.	7.590%	7/10/18	5,675	5,625
	FPL Group Capital, Inc.	6.000%	3/1/19	8,980	9,998
4	FPL Group Capital, Inc.	6.350%	10/1/66	10,850	8,811
	Georgia Power Co.	5.700%	6/1/17	2,000	2,180
	Georgia Power Co.	5.400%	6/1/18	5,000	5,370
4,5	GWF Energy LLC	6.131%	12/30/11	1,142	1,167
	Illinois Power Co.	6.125%	11/15/17	5,000	5,179
	Illinois Power Co.	6.250%	4/1/18	5,000	5,228

41

5	Israel Electric Corp. Ltd.	7.250%	1/15/19	1,675	1,735
5	ITC Holdings Corp.	6.050%	1/31/18	20,000	20,026
5	Kansas Gas & Electric	6.700%	6/15/19	3,000	3,312
5	Korea East-West Power Co. Ltd.	4.875%	4/21/11	5,000	5,000
5	Korea East-West Power Co. Ltd.	5.250%	11/15/12	5,000	4,916
	Metropolitan Edison	7.700%	1/15/19	5,000	5,751
	MidAmerican Energy Co.	5.125%	1/15/13	9,000	9,459
	MidAmerican Energy Holdings Co.	5.750%	4/1/18	5,000	5,305
	National Rural Utilities Cooperative Finance Corp.	5.450%	4/10/17	12,691	13,233
	National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	15,380	19,934
	Nevada Power Co.	6.500%	5/15/18	7,000	7,620
	Nevada Power Co.	7.125%	3/15/19	5,000	5,629
	Northeast Utilities	7.250%	4/1/12	4,620	4,953
	NSTAR Electric Co.	5.625%	11/15/17	3,000	3,264
	Ohio Power Co.	4.850%	1/15/14	5,000	5,123
	Ohio Power Co.	6.000%	6/1/16	4,000	4,187
	Pacific Gas & Electric Co.	6.250%	12/1/13	9,500	10,523
	Pacific Gas & Electric Co.	5.625%	11/30/17	13,000	13,932
	Pacific Gas & Electric Co.	8.250%	10/15/18	8,195	10,397
	PacifiCorp	5.650%	7/15/18	15,000	16,284
	PacifiCorp	5.500%	1/15/19	8,000	8,624
	PECO Energy Co.	5.950%	11/1/11	15,000	16,179
	PECO Energy Co.	4.750%	10/1/12	4,500	4,750
	Pennsylvania Electric Co.	6.050%	9/1/17	7,000	7,212
3	Pepco Holdings, Inc.	1.293%	6/1/10	3,075	3,045
	PG&E Corp.	5.750%	4/1/14	10,650	11,486
	Portland General Electric Co.	6.100%	4/15/19	3,000	3,305
	Potomac Electric Power	4.950%	11/15/13	5,465	5,669
4	PPL Capital Funding, Inc.	6.700%	3/30/67	15,000	11,519
	Progress Energy, Inc.	7.100%	3/1/11	516	551
	Progress Energy, Inc.	5.625%	1/15/16	13,082	13,802
	Progress Energy, Inc.	7.050%	3/15/19	5,000	5,706
	Public Service Co. of Colorado	5.500%	4/1/14	7,000	7,631
	Public Service Co. of Colorado	5.800%	8/1/18	5,200	5,765
	Public Service Co. of Colorado	5.125%	6/1/19	5,500	5,803
	Public Service Electric & Gas	5.300%	5/1/18	3,000	3,199
	Sierra Pacific Power Co.	6.000%	5/15/16	5,000	5,203
	South Carolina Electric & Gas Co.	6.500%	11/1/18	13,105	15,091
	Southern California Edison Co.	5.750%	3/15/14	23,157	25,472
	Southern California Edison Co.	5.000%	1/15/16	4,000	4,207
	Southern California Edison Co.	5.500%	8/15/18	2,500	2,707
	Southern Co.	5.300%	1/15/12	7,000	7,498
	Southern Co.	4.150%	5/15/14	9,000	9,200
	Southern Power Co.	4.875%	7/15/15	1,500	1,562
5	SP PowerAssets Ltd.	5.000%	10/22/13	15,000	15,534
	Tampa Electric Co.	6.375%	8/15/12	2,193	2,334
	Tampa Electric Co.	6.100%	5/15/18	2,000	2,086
	TransAlta Corp.	6.650%	5/15/18	5,000	4,877
5	United Electric Distribution	4.700%	4/15/11	10,000	9,706
	Virginia Electric & Power Co.	5.950%	9/15/17	15,000	16,434

42

	Virginia Electric & Power Co.	5.400%	4/30/18	7,000	7,462
	Virginia Electric & Power Co.	5.000%	6/30/19	5,000	5,187
4	Wisconsin Energy Corp.	6.250%	5/15/67	25,000	18,971
	Wisconsin Power & Light Co.	5.000%	7/15/19	2,500	2,514
	Natural Gas (2.4%)
	AGL Capital Corp.	7.125%	1/14/11	10,000	10,422
	Atmos Energy Corp.	4.950%	10/15/14	6,420	6,481
	Atmos Energy Corp.	8.500%	3/15/19	5,000	6,096
	El Paso Natural Gas Co.	5.950%	4/15/17	3,000	3,088
	Enbridge Energy Partners	6.500%	4/15/18	10,000	10,349
4	Enbridge Energy Partners	8.050%	10/1/37	3,280	2,484
	Enbridge Inc.	5.800%	6/15/14	10,000	10,566
	Energy Transfer Partners LP	5.950%	2/1/15	2,769	2,931
	Energy Transfer Partners LP	6.700%	7/1/18	5,000	5,335
	Energy Transfer Partners LP	9.700%	3/15/19	5,000	6,261
	Energy Transfer Partners LP	9.000%	4/15/19	5,000	6,120
	Enterprise Products Operating LP	5.650%	4/1/13	16,975	17,866
	Enterprise Products Operating LP	9.750%	1/31/14	7,000	8,339
4	Enterprise Products Operating LP	8.375%	8/1/66	5,850	4,775
	EQT Corp.	6.500%	4/1/18	15,000	15,020
5	Florida Gas Transmission	7.625%	12/1/10	5,000	5,276
5	Florida Gas Transmission	7.900%	5/15/19	5,000	5,824
5	Gulf South Pipeline Co.	6.300%	8/15/17	7,000	6,816
5	Gulfstream Natural Gas Systems	5.560%	11/1/15	8,500	8,803
	KeySpan Gas East Corp.	7.875%	2/1/10	10,000	10,307
	Kinder Morgan Energy Partners LP	5.950%	2/15/18	5,000	5,194
	Kinder Morgan Energy Partners LP	9.000%	2/1/19	5,410	6,559
	Kinder Morgan Energy Partners LP	6.850%	2/15/20	5,000	5,543
	Magellan Midstream Partners, LP	6.550%	7/15/19	5,000	5,467
	National Grid PLC	6.300%	8/1/16	7,000	7,418
5	NGPL Pipeco LLC	7.119%	12/15/17	10,000	11,018
	Northwest Pipeline Corp.	5.950%	4/15/17	10,000	10,292
	ONEOK Partners, LP	6.150%	10/1/16	10,000	10,393
	ONEOK Partners, LP	8.625%	3/1/19	5,000	5,974
	Panhandle Eastern Pipeline	6.200%	11/1/17	5,000	5,104
	Plains All American Pipeline LP	4.750%	8/15/09	2,850	2,853
3,5	Rockies Express Pipeline LLC	4.250%	8/20/09	10,000	9,985
	Sempra Energy	6.150%	6/15/18	6,000	6,237
	Southern California Gas Co.	5.500%	3/15/14	8,179	8,892
4	Southern Union Co.	7.200%	11/1/66	5,175	3,739
	Teppco Partners, LP	6.650%	4/15/18	15,000	15,883
	TransCanada PipeLines Ltd.	6.500%	8/15/18	13,000	14,677
4	TransCanada PipeLines Ltd.	6.350%	5/15/67	4,000	2,946
					976,773
Total Corporate Bonds (Cost $10,942,868)					11,186,732
Sovereign Bonds (U.S. Dollar-Denominated) (1.7%)
5	Banco Nacional de Desenvolvimento TOB	6.500%	6/10/19	10,000	10,262
	China Development Bank Corp.	5.000%	10/15/15	1,500	1,551
	Corp. Andina de Fomento	5.200%	5/21/13	3,000	3,020
	Corp. Andina de Fomento	8.125%	6/4/19	6,000	6,621
5	Emirate of Abu Dhabi	6.750%	4/8/19	5,000	5,352

43

	Federative Republic of Brazil	5.875%	1/15/19	2,800	2,851
5	Gaz Capital SA	6.212%	11/22/16	7,800	6,903
5	Industrial Bank of Korea	7.125%	4/23/14	2,700	2,793
	Korea Development Bank	8.000%	1/23/14	5,000	5,429
5	Korea Expressway Corp.	4.875%	4/7/14	5,000	4,629
5	Mubadala Development Co.	7.625%	5/6/19	11,000	11,696
	Pemex Project Funding Master Trust	5.750%	3/1/18	5,000	4,938
	Petrobras International Finance Co.	9.125%	7/2/13	3,937	4,758
	Petrobras International Finance Co.	7.750%	9/15/14	400	463
	Petrobras International Finance Co.	7.875%	3/15/19	6,000	6,585
5	Petroleos Mexicanos	8.000%	5/3/19	3,000	3,425
5	Petronas Capital Ltd.	7.000%	5/22/12	5,000	5,475
5	Petronas Capital Ltd.	7.875%	5/22/22	10,000	12,236
4,5	Ras Laffan Liquefied Natural Gas Co. Ltd.	3.437%	9/15/09	1,028	1,025
4,5	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	15,020	14,683
5	Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.500%	9/30/14	2,725	2,769
	Republic of Colombia	7.375%	3/18/19	5,000	5,392
	Republic of Korea	4.250%	6/1/13	9,325	9,247
	Republic of Korea	7.125%	4/16/19	3,000	3,356
	Republic of Panama	7.250%	3/15/15	7,500	8,175
	Republic of Poland	6.375%	7/15/19	10,000	10,485
	Republic of South Africa	6.875%	5/27/19	2,000	2,185
	State of Israel	5.125%	3/26/19	15,000	14,637
5	State of Qatar	6.550%	4/9/19	5,000	5,334
5	Taqa Abu Dhabi National Energy Co.	5.875%	10/27/16	4,000	3,907
5	Taqa Abu Dhabi National Energy Co.	6.165%	10/25/17	10,000	9,557
5	TDIC Finance, Ltd.	6.500%	7/2/14	5,600	5,846
5	Trans Capital Investment	5.670%	3/5/14	15,450	14,368
Total Sovereign Bonds (Cost $205,450)					209,953
Taxable Municipal Bonds (0.2%)
	California GO CP	4.000%	8/3/09	2,000	2,001
3	Florida Hurricane Catastrophe Fund Finance Corp. Rev.	1.068%	10/15/12	14,210	12,662
	New York City NY IDA Special Fac. Rev. (American
	Airlines Inc. J.F.K International Project)	7.500%	8/1/16	1,825	1,516
	Tobacco Settlement Finance Auth. Rev.	7.467%	6/1/47	9,690	6,588
Total Taxable Municipal Bonds (Cost $27,637)					22,767
Tax-Exempt Municipal Bonds (0.2%)
	California GO CP	4.000%	8/4/09	3,800	3,800
	California GO CP	3.300%	8/5/09	3,921	3,921
	California GO CP	3.500%	8/5/09	3,934	3,934
	California GO CP	4.000%	8/5/09	7,520	7,520
	California GO CP	3.000%	8/10/09	4,294	4,297
	California GO CP	4.000%	8/12/09	1,548	1,550
Total Tax-Exempt Municipal Bonds (Cost $25,017)					25,022

				Shares
Convertible Preferred Stock (0.0%)
6	Lehman Brothers Holdings (Cost $8,740)	7.250%		8,740	12
Preferred Stocks (0.3%)
	Southern California Edison Co.	5.349%		211,400	17,333
	Goldman Sachs Group, Inc.	6.050%		322,000	5,258

44

Axis Capital Holdings		7.500%	50,000	4,034
Santander Financial		6.800%	117,650	2,755
Aspen Insurance Holdings		7.401%	76,950	1,401
Total Preferred Stocks (Cost $39,095)				30,781
Temporary Cash Investment (1.7%)
Money Market Fund (1.7%)
8	Vanguard Market Liquidity Fund (Cost $210,813)	0.335%	210,812,841	210,813

Total Investments (98.6%) (Cost $11,948,054)				12,173,953
Other Assets and Liabilities—Net (1.4%)				172,324
Net Assets (100%)				12,346,277

1 Securities with a value of $14,703,000 have been segregated as initial margin for open futures contracts.

2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.

3 Adjustable-rate security.

4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

5 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2009, the aggregate value of these securities was $1,105,379,000, representing 9.0% of net assets.

6 Non-income-producing security--security in default.

7 Securities with a value of $2,279,000 have been segregated as collateral for open swap contracts.

8 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

CP—Commercial Paper.

GO—General Obligation Bond.

IDA—Industrial Development Authority Bond.

REIT—Real Estate Investment Trust.

TOB—Tender Option Bond.

45

Vanguard® Long-Term Investment-Grade Fund

Schedule of Investments

July 31, 2009

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (3.4%)
U.S. Government Securities (1.8%)
	U.S. Treasury Bond	3.500%	2/15/39	68,000	58,926
	U.S. Treasury STRIPS	0.000%	2/15/36	217,000	68,377
					127,303
Agency Bonds and Notes (1.6%)
1	Federal Home Loan Bank	5.500%	7/15/36	52,000	54,663
1	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	18,000	21,902
1	Federal National Mortgage Assn.	6.625%	11/15/30	31,000	38,939
					115,504
Total U.S. Government and Agency Obligations (Cost $249,325)					242,807
Corporate Bonds (86.7%)
Finance (26.6%)
	Banking (17.6%)
	Abbey National PLC	7.950%	10/26/29	15,000	13,799
	American Express Co.	8.125%	5/20/19	26,450	29,569
	American Express Co.	8.150%	3/19/38	5,000	5,671
	Banc One Corp.	7.750%	7/15/25	25,000	27,802
	Banc One Corp.	7.625%	10/15/26	20,000	20,924
	Banc One Corp.	8.000%	4/29/27	16,500	17,717
	Bank of America Corp.	5.650%	5/1/18	5,000	4,771
	Bank of America Corp.	6.800%	3/15/28	35,000	32,919
	Bank of America, NA	6.000%	10/15/36	60,000	51,313
	Bank of New York Mellon	5.450%	5/15/19	6,450	6,852
2	Barclays Bank PLC	10.179%	6/12/21	6,160	7,220
	BB&T Corp.	5.250%	11/1/19	20,000	18,678
	Bear Stearns Cos., LLC	7.250%	2/1/18	15,000	16,732
	Citigroup, Inc.	6.125%	5/15/18	15,000	13,754
	Citigroup, Inc.	8.500%	5/22/19	10,000	10,628
	Citigroup, Inc.	6.625%	1/15/28	25,000	21,622
	Citigroup, Inc.	6.625%	6/15/32	38,000	33,998
	Citigroup, Inc.	5.875%	2/22/33	10,000	7,384
	Citigroup, Inc.	6.000%	10/31/33	16,900	12,435
	Citigroup, Inc.	5.850%	12/11/34	16,500	13,084
	Citigroup, Inc.	6.125%	8/25/36	21,350	16,150
	Citigroup, Inc.	5.875%	5/29/37	15,000	11,528
	Citigroup, Inc.	8.125%	7/15/39	1,300	1,317
	Credit Suisse First Boston USA, Inc.	7.125%	7/15/32	38,000	41,764
	Goldman Sachs Group, Inc.	7.500%	2/15/19	22,505	26,322
	Goldman Sachs Group, Inc.	6.125%	2/15/33	55,725	57,653
	Goldman Sachs Group, Inc.	6.450%	5/1/36	30,000	29,426
	Goldman Sachs Group, Inc.	6.750%	10/1/37	94,160	94,715
2	HBOS PLC	6.000%	11/1/33	41,500	25,069
	HSBC Bank USA	5.875%	11/1/34	50,700	50,186

46

	HSBC Bank USA	5.625%	8/15/35	28,000	25,589
	HSBC Holdings PLC	7.625%	5/17/32	21,200	23,202
	HSBC Holdings PLC	6.500%	9/15/37	5,000	4,872
	HSBC Holdings PLC	6.800%	6/1/38	38,000	38,224
	JPMorgan Chase & Co.	6.300%	4/23/19	10,000	10,880
	JPMorgan Chase & Co.	6.400%	5/15/38	81,000	87,726
	Mellon Funding Corp.	5.500%	11/15/18	8,800	8,323
	Merrill Lynch & Co., Inc.	6.875%	4/25/18	11,000	11,250
	Merrill Lynch & Co., Inc.	6.875%	11/15/18	16,000	16,049
	Merrill Lynch & Co., Inc.	6.220%	9/15/26	10,000	8,394
	Merrill Lynch & Co., Inc.	6.110%	1/29/37	23,050	18,660
	Merrill Lynch & Co., Inc.	7.750%	5/14/38	16,100	16,374
	Morgan Stanley	6.625%	4/1/18	9,985	10,730
	Morgan Stanley	7.300%	5/13/19	8,280	9,342
	Morgan Stanley	6.250%	8/9/26	12,850	12,717
	Morgan Stanley	7.250%	4/1/32	28,750	31,640
	National City Corp.	6.875%	5/15/19	15,000	15,425
	PNC Funding Corp.	6.700%	6/10/19	3,605	3,951
	Royal Bank of Scotland Group PLC	4.700%	7/3/18	26,125	18,107
	SunTrust Bank Atlanta GA	5.400%	4/1/20	10,000	8,141
	Wachovia Bank NA	5.850%	2/1/37	20,700	18,981
	Wachovia Bank NA	6.600%	1/15/38	60,225	60,903
	Wachovia Corp.	6.605%	10/1/25	30,000	26,704
	Wachovia Corp.	5.500%	8/1/35	10,730	9,094
	Wells Fargo & Co.	5.375%	2/7/35	37,000	34,444
	Wells Fargo Bank NA	5.950%	8/26/36	22,670	20,816
	Finance Companies (2.8%)
	General Electric Capital Corp.	6.750%	3/15/32	117,095	113,766
	General Electric Capital Corp.	5.875%	1/14/38	37,905	32,663
	General Electric Capital Corp.	6.875%	1/10/39	52,685	51,529
	Insurance (5.9%)
	ACE INA Holdings, Inc.	6.700%	5/15/36	30,000	30,362
	Aetna, Inc.	6.750%	12/15/37	10,000	10,059
	Allstate Corp.	5.550%	5/9/35	14,075	13,070
	Allstate Corp.	5.950%	4/1/36	8,000	7,539
	American Re Corp.	7.450%	12/15/26	8,500	7,766
	AXA Financial, Inc.	7.000%	4/1/28	34,910	27,212
	Hartford Financial Services Group, Inc.	6.100%	10/1/41	29,900	20,156
2	John Hancock Mutual Life Insurance Co.	7.375%	2/15/24	30,000	28,897
2	Liberty Mutual Insurance Co.	8.500%	5/15/25	23,335	19,301
	Lincoln National Corp.	6.150%	4/7/36	13,900	10,425
2,3	Massachusetts Mutual Life	7.625%	11/15/23	15,970	15,558
2	Massachusetts Mutual Life	8.875%	6/1/39	13,880	14,831
	MetLife, Inc.	6.500%	12/15/32	3,990	4,135
	MetLife, Inc.	6.375%	6/15/34	16,010	15,567
	MetLife, Inc.	5.700%	6/15/35	5,000	4,648
2	Metropolitan Life Insurance Co.	7.800%	11/1/25	35,000	33,441
2	New York Life Insurance Co.	5.875%	5/15/33	60,275	50,627
2	Pacific Life Insurance Co.	9.250%	6/15/39	15,050	15,353
	Principal Financial Group, Inc.	6.050%	10/15/36	11,500	8,973
	Prudential Financial, Inc.	5.750%	7/15/33	13,000	10,545

47

	Prudential Financial, Inc.	5.400%	6/13/35	10,000	7,707
	Travelers Cos. Inc.	6.250%	6/15/37	2,000	2,123
	Travelers Property Casualty Corp.	7.750%	4/15/26	25,000	28,701
	UnitedHealth Group, Inc.	5.800%	3/15/36	17,000	15,698
	UnitedHealth Group, Inc.	6.625%	11/15/37	3,740	3,682
	UnitedHealth Group, Inc.	6.875%	2/15/38	6,672	6,949
	WellPoint Inc.	7.000%	2/15/19	5,745	6,124
	WellPoint Inc.	5.850%	1/15/36	1,200	1,041
	XL Capital Ltd.	6.375%	11/15/24	8,500	6,406
	Real Estate Investment Trusts (0.3%)
	Simon Property Group, LP	10.350%	4/1/19	15,080	18,134
					1,914,528
Industrial (46.6%)
	Basic Industry (1.0%)
	Aluminum Co. of America	6.750%	1/15/28	10,000	8,262
	E.I. du Pont de Nemours & Co.	6.500%	1/15/28	22,100	23,962
	Monsanto Co.	5.500%	7/30/35	15,000	14,395
	Morton International, Inc.	12.400%	6/1/20	10,000	11,293
	Potash Corp. of Saskatchewan	5.875%	12/1/36	5,000	4,882
	PPG Industries, Inc.	9.000%	5/1/21	9,750	11,930
	Capital Goods (4.0%)
	3M Co.	6.375%	2/15/28	35,000	39,395
	3M Co.	5.700%	3/15/37	25,000	27,004
2	BAE Systems Holdings Inc.	6.375%	6/1/19	3,200	3,269
	Boeing Co.	6.625%	2/15/38	16,000	18,622
	Boeing Co.	5.875%	2/15/40	3,065	3,233
	Boeing Co.	7.875%	4/15/43	8,000	10,113
	Caterpillar Financial Services Corp.	7.150%	2/15/19	5,000	5,634
	Caterpillar, Inc.	6.625%	7/15/28	30,000	32,813
	Deere & Co.	7.125%	3/3/31	15,000	16,729
	Eaton Corp.	7.625%	4/1/24	15,000	16,131
2	Hutchison Whampoa International Ltd.	7.450%	11/24/33	27,500	30,478
2	Siemens Financieringsmat	6.125%	8/17/26	32,000	34,213
	United Technologies Corp.	7.500%	9/15/29	15,000	18,222
	United Technologies Corp.	6.125%	7/15/38	26,500	29,792
	Communication (12.9%)
	Alltel Corp.	7.875%	7/1/32	5,000	6,050
	AT&T Inc.	6.300%	1/15/38	13,000	13,895
	AT&T Inc.	6.550%	2/15/39	10,000	11,050
	AT&T Wireless	8.750%	3/1/31	50,000	66,125
	Bell Telephone Co. of Pennsylvania	8.350%	12/15/30	6,260	6,891
	BellSouth Corp.	6.875%	10/15/31	40,000	41,494
	BellSouth Corp.	6.000%	11/15/34	40,000	38,477
	CBS Corp.	7.875%	7/30/30	40,000	33,497
	Comcast Corp.	5.650%	6/15/35	30,500	29,880
	Comcast Corp.	6.450%	3/15/37	4,500	4,801
2	Cox Communications, Inc.	6.450%	12/1/36	10,000	9,388
2	Cox Communications, Inc.	8.375%	3/1/39	6,310	7,756
	Deutsche Telekom International Finance	8.750%	6/15/30	30,000	39,085
	France Telecom	5.375%	7/8/19	2,385	2,545
	France Telecom	8.500%	3/1/31	69,730	95,386

48

	GTE Corp.	6.940%	4/15/28	20,000	20,826
	Indiana Bell Telephone Co., Inc.	7.300%	8/15/26	20,000	20,789
	Michigan Bell Telephone Co.	7.850%	1/15/22	25,000	28,359
	New Jersey Bell Telephone Co.	8.000%	6/1/22	25,000	27,700
	News America Inc.	6.200%	12/15/34	11,750	11,381
	News America Inc.	6.400%	12/15/35	28,000	27,989
	Pacific Bell	7.125%	3/15/26	10,000	10,839
	Telecom Italia Capital S.A.	7.721%	6/4/38	15,125	17,078
	Telefonica Emisiones SAU	7.045%	6/20/36	34,985	42,229
	Telefonica Europe BV	8.250%	9/15/30	15,500	19,528
	Time Warner Cable Inc.	6.550%	5/1/37	40,000	42,100
	Verizon Communications Inc.	5.850%	9/15/35	30,000	30,803
	Verizon Communications Inc.	6.250%	4/1/37	20,000	21,224
	Verizon Communications Inc.	6.400%	2/15/38	17,815	19,423
	Verizon Communications Inc.	6.900%	4/15/38	6,285	7,195
	Verizon Communications Inc.	8.950%	3/1/39	9,575	13,287
	Verizon Communications Inc.	7.350%	4/1/39	15,000	18,266
	Verizon Global Funding Corp.	7.750%	12/1/30	29,750	35,751
	Verizon Maryland, Inc.	5.125%	6/15/33	12,000	9,462
2	Verizon Wireless Capital LLC	8.500%	11/15/18	27,000	33,880
	Vodafone Group PLC	5.450%	6/10/19	2,000	2,097
	Vodafone Group PLC	6.150%	2/27/37	58,180	62,202
	Consumer Cyclical (4.8%)
	CVS Caremark Corp.	6.250%	6/1/27	24,000	25,596
	DaimlerChrysler North America Holding Corp.	8.500%	1/18/31	9,780	10,868
	Dayton Hudson Corp.	6.650%	8/1/28	15,000	15,743
	Historic TW, Inc.	6.625%	5/15/29	10,775	10,920
	Lowe's Cos., Inc.	6.500%	3/15/29	26,010	27,958
	McDonald's Corp.	6.300%	10/15/37	900	1,030
	McDonald's Corp.	6.300%	3/1/38	26,170	29,989
	McDonald's Corp.	5.700%	2/1/39	4,500	4,731
	Target Corp.	7.000%	7/15/31	20,000	21,898
	Target Corp.	7.000%	1/15/38	27,980	31,556
	The Walt Disney Co.	7.000%	3/1/32	10,000	11,893
	Time Warner, Inc.	7.625%	4/15/31	10,000	10,925
	Time Warner, Inc.	6.500%	11/15/36	10,000	10,060
	Viacom Inc.	6.875%	4/30/36	10,000	10,468
	Wal-Mart Stores, Inc.	7.550%	2/15/30	40,000	51,521
	Wal-Mart Stores, Inc.	5.250%	9/1/35	2,000	1,994
	Wal-Mart Stores, Inc.	6.500%	8/15/37	35,000	40,967
	Wal-Mart Stores, Inc.	6.200%	4/15/38	27,200	30,777
	Consumer Noncyclical (15.7%)
	Abbott Laboratories	6.000%	4/1/39	33,870	37,542
	Altria Group, Inc.	9.950%	11/10/38	19,000	24,615
	Altria Group, Inc.	10.200%	2/6/39	5,000	6,527
	Amgen Inc.	6.375%	6/1/37	30,000	33,937
	Amgen Inc.	6.900%	6/1/38	5,000	6,045
	Amgen Inc.	6.400%	2/1/39	26,430	30,084
	Anheuser-Busch Cos., Inc.	6.750%	12/15/27	3,500	3,554
	Anheuser-Busch Cos., Inc.	6.800%	8/20/32	6,900	6,819
	Anheuser-Busch Cos., Inc.	5.750%	4/1/36	11,460	10,048

49

2	Anheuser-Busch Cos., Inc.	8.200%	1/15/39	14,995	18,430
	Archer-Daniels-Midland Co.	6.750%	12/15/27	11,000	12,368
	Archer-Daniels-Midland Co.	6.625%	5/1/29	10,000	11,276
	AstraZeneca PLC	6.450%	9/15/37	70,000	80,537
	Becton, Dickinson & Co.	7.000%	8/1/27	8,300	9,824
	Becton, Dickinson & Co.	6.700%	8/1/28	5,066	5,847
	Bestfoods	6.625%	4/15/28	30,000	34,051
	Bristol-Myers Squibb Co.	6.800%	11/15/26	10,000	12,128
2	British American Tobacco International Finance PLC	9.500%	11/15/18	5,000	6,199
2	Cargill Inc.	6.125%	4/19/34	1,880	1,661
2	Cargill Inc.	6.125%	9/15/36	23,000	20,236
	Coca-Cola Enterprises Inc.	8.500%	2/1/22	14,980	19,679
	Coca-Cola Enterprises Inc.	6.950%	11/15/26	10,000	11,418
	Coca-Cola Enterprises Inc.	6.700%	10/15/36	4,350	4,699
	CPC International, Inc.	7.250%	12/15/26	30,000	33,825
	Eli Lilly & Co.	7.125%	6/1/25	12,125	15,097
	Eli Lilly & Co.	5.500%	3/15/27	33,375	35,996
	Eli Lilly & Co.	5.550%	3/15/37	3,500	3,656
	Express Scripts Inc.	7.250%	6/15/19	1,370	1,587
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	21,995	21,676
	GlaxoSmithKline Capital Inc.	6.375%	5/15/38	20,000	23,147
	Hershey Foods Corp.	7.200%	8/15/27	20,461	22,896
	Johnson & Johnson	6.950%	9/1/29	22,457	27,469
	Johnson & Johnson	5.950%	8/15/37	10,000	11,176
	Johnson & Johnson	5.850%	7/15/38	17,000	18,692
	Kellogg Co.	7.450%	4/1/31	18,800	24,396
	Kimberly-Clark Corp.	6.625%	8/1/37	5,000	5,797
	Kraft Foods, Inc.	6.500%	11/1/31	15,000	16,277
	Kraft Foods, Inc.	6.875%	1/26/39	10,000	11,826
	Mckesson Corp.	7.500%	2/15/19	1,000	1,173
	Medtronic Inc.	6.500%	3/15/39	6,200	7,199
	Merck & Co., Inc.	5.850%	6/30/39	23,610	25,801
	Pepsi Bottling Group, Inc.	7.000%	3/1/29	17,000	20,210
	Pfizer, Inc.	7.200%	3/15/39	36,000	45,824
	Pharmacia Corp.	6.750%	12/15/27	28,000	32,003
	Philip Morris International Inc.	6.375%	5/16/38	41,540	46,418
	Procter & Gamble Co.	6.450%	1/15/26	27,000	30,984
	Procter & Gamble Co.	5.500%	2/1/34	25,000	26,454
	Procter & Gamble Co.	5.550%	3/5/37	12,000	12,981
3	Procter & Gamble Co. ESOP	9.360%	1/1/21	34,740	42,768
2	Roche Holdings, Inc.	7.000%	3/1/39	42,905	52,236
	Schering-Plough Corp.	6.750%	12/1/33	30,320	36,044
	Sysco Corp.	6.500%	8/1/28	9,000	10,095
2	Tesco PLC	6.150%	11/15/37	10,000	10,185
	Wyeth	5.950%	4/1/37	50,000	53,534
	Energy (4.7%)
	Anadarko Petroleum Corp.	7.950%	6/15/39	5,000	5,837
	Burlington Resources, Inc.	7.400%	12/1/31	25,000	28,099
	Conoco, Inc.	6.950%	4/15/29	2,660	2,998
	ConocoPhillips	7.000%	3/30/29	10,000	11,203
	ConocoPhillips	5.900%	10/15/32	20,300	21,487
	ConocoPhillips	6.500%	2/1/39	30,165	34,531

50

	Devon Financing Corp.	7.875%	9/30/31	15,555	19,207
	EnCana Corp.	6.500%	8/15/34	10,000	10,845
	Halliburton Co.	8.750%	2/15/21	10,000	12,819
	Halliburton Co.	6.700%	9/15/38	9,965	11,369
	Mobil Corp.	8.625%	8/15/21	22,000	28,843
	Nexen, Inc.	7.500%	7/30/39	10,000	10,620
	Shell International Finance BV	6.375%	12/15/38	50,005	59,203
	Talisman Energy, Inc.	7.750%	6/1/19	1,115	1,301
	Texaco Capital, Inc.	8.625%	11/15/31	13,000	17,453
	Tosco Corp.	7.800%	1/1/27	15,000	17,796
	Tosco Corp.	8.125%	2/15/30	20,000	24,035
	XTO Energy, Inc.	6.750%	8/1/37	12,195	13,749
	XTO Energy, Inc.	6.375%	6/15/38	5,000	5,362
	Other Industrial (0.1%)
	Eaton Corp.	5.250%	6/15/35	10,800	8,771

	Technology (2.6%)
	Cisco Systems Inc.	5.900%	2/15/39	35,000	37,556
	Electronic Data Systems	7.450%	10/15/29	2,075	2,594
	International Business Machines Corp.	7.000%	10/30/25	50,000	60,075
	International Business Machines Corp.	8.000%	10/15/38	35,448	49,565
	International Business Machines Corp.	7.000%	10/30/45	4,500	5,552
	Oracle Corp.	6.500%	4/15/38	20,000	22,863
	Oracle Corp.	6.125%	7/8/39	10,000	11,066
	Transportation (0.8%)
	Burlington Northern Santa Fe Corp.	6.875%	12/1/27	25,000	26,823
	Norfolk Southern Corp.	7.800%	5/15/27	18,500	21,989
	United Parcel Service of America	6.200%	1/15/38	4,230	4,785
					3,361,336
Utilities (13.5%)
	Electric (12.1%)
	Alabama Power Co.	5.700%	2/15/33	12,800	13,569
	Alabama Power Co.	6.000%	3/1/39	4,900	5,407
	Appalachian Power Co.	6.700%	8/15/37	50,000	53,287
	Arizona Public Service Co.	5.625%	5/15/33	9,000	7,222
	Baltimore Gas & Electric Co.	6.350%	10/1/36	10,000	9,744
	Carolina Power & Light Co.	5.700%	4/1/35	7,500	7,599
	Connecticut Light & Power Co.	6.350%	6/1/36	15,000	16,217
	Consolidated Edison Co. of New York	5.100%	6/15/33	9,600	8,969
	Consolidated Edison Co. of New York	6.200%	6/15/36	18,000	19,484
	Consolidated Edison Co. of New York	6.750%	4/1/38	12,990	15,209
	Consolidated Natural Gas Co.	6.800%	12/15/27	1,401	1,461
	Duke Energy Carolinas LLC	6.100%	6/1/37	50,000	52,753
	Duke Energy Carolinas LLC	6.000%	1/15/38	935	1,009
	Duke Energy Indiana Inc.	6.450%	4/1/39	10,000	11,789
2	E. ON International Finance BV	6.650%	4/30/38	20,000	22,055
2	Enel Finance International S.A.	6.800%	9/15/37	4,335	4,865
	Florida Power & Light Co.	5.625%	4/1/34	16,275	16,877
	Florida Power & Light Co.	5.400%	9/1/35	13,380	13,283
	Florida Power & Light Co.	6.200%	6/1/36	2,895	3,198
	Florida Power & Light Co.	5.960%	4/1/39	225	242

51

	Florida Power Corp.	6.750%	2/1/28	22,375	24,760
	Georgia Power Co.	5.950%	2/1/39	13,310	14,379
	MidAmerican Energy Holdings Co.	6.125%	4/1/36	24,000	26,075
	National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	50,000	57,108
	Northern States Power Co.	7.125%	7/1/25	20,000	24,003
	Northern States Power Co.	6.200%	7/1/37	50,000	57,299
	Oklahoma Gas & Electric Co.	6.500%	4/15/28	12,770	13,044
	Pacific Gas & Electric Co.	6.050%	3/1/34	11,700	12,893
	Pacific Gas & Electric Co.	5.800%	3/1/37	5,377	5,722
	Pacific Gas & Electric Co.	6.250%	3/1/39	23,650	26,977
	PacifiCorp	6.100%	8/1/36	15,000	17,180
	PacifiCorp	6.250%	10/15/37	3,700	4,122
	PacifiCorp	6.350%	7/15/38	20,000	22,919
	PacifiCorp	6.000%	1/15/39	30,600	33,280
	Potomac Electric Power	7.900%	12/15/38	2,800	3,623
	PPL Electric Utilities Corp.	6.250%	5/15/39	10,075	11,014
	PSE&G Power LLC	8.625%	4/15/31	19,005	23,530
	Public Service Electric & Gas	5.800%	5/1/37	995	1,044
	Puget Sound Energy Inc.	6.724%	6/15/36	10,000	9,723
	Puget Sound Energy Inc.	6.274%	3/15/37	4,700	4,448
2	Rochester Gas & Electric	8.000%	12/15/33	5,000	5,642
	San Diego Gas & Electric	6.000%	6/1/26	25,000	26,779
	San Diego Gas & Electric	6.000%	6/1/39	2,470	2,707
	South Carolina Electric & Gas Co.	6.625%	2/1/32	35,000	39,789
	Southern California Edison Co.	6.000%	1/15/34	12,575	13,953
	Southern California Edison Co.	5.350%	7/15/35	1,045	1,067
	Tampa Electric Co.	6.150%	5/15/37	35,000	34,664
	Virginia Electric & Power Co.	6.000%	5/15/37	53,525	56,112
	Wisconsin Electric Power Co.	5.700%	12/1/36	10,365	10,802
	Natural Gas (1.4%)
	KeySpan Corp.	5.875%	4/1/33	12,000	10,323
	KeySpan Corp.	5.803%	4/1/35	10,000	8,475
	Texas Eastern Transmission	7.000%	7/15/32	17,000	18,428
	TransCanada PipeLines Ltd.	6.200%	10/15/37	5,000	5,383
	TransCanada PipeLines Ltd.	7.625%	1/15/39	46,800	59,086
	Other Utility (0.0%)
	Veolia Environnement	6.750%	6/1/38	1,860	2,077
					972,669
Total Corporate Bonds (Cost $5,950,781)					6,248,533
Sovereign Bonds (U.S. Dollar-Denominated) (2.6%)
2	Electricite de France	6.950%	1/26/39	35,000	41,767
	Hydro Quebec	9.400%	2/1/21	40,000	52,241
	International Bank for Reconstruction & Development	4.750%	2/15/35	20,300	19,285
	Province of British Columbia	6.500%	1/15/26	13,800	15,437
	Province of Quebec	7.500%	9/15/29	24,500	30,755
	Province of Saskatchewan	8.500%	7/15/22	5,000	6,876
2	Ras Laffan Liquefied Natural Gas Co. Ltd. III	6.750%	9/30/19	3,025	3,142
	Republic of Italy	6.875%	9/27/23	17,700	20,111
Total Sovereign Bonds (Cost $176,606)					189,614
Taxable Municipal Bonds (5.9%)
	California GO	7.500%	4/1/34	28,995	29,383

52

California GO	7.550%	4/1/39	10,000	10,445
Commonwealth Financing Auth. Pennsylvania Rev.	5.197%	6/1/26	25,000	22,557
Duke Univ. North Carolina Rev.	5.850%	4/1/37	38,850	40,194
Illinois (Taxable Pension) GO	5.100%	6/1/33	130,665	113,871
Illinois State Tollway Highway Auth. Toll Highway Rev.	6.184%	1/1/34	13,530	14,071
New Jersey Econ. Dev. Auth. State Pension Rev.	7.425%	2/15/29	50,002	54,165
New Jersey Turnpike Auth. Rev.	7.414%	1/1/40	14,200	16,593
Oregon Community College Dist.	5.440%	6/30/23	10,595	10,256
Oregon School Board Assn.	4.759%	6/30/28	15,000	12,426
President and Fellows of Harvard College	6.300%	10/1/37	56,345	57,713
Princeton University	5.700%	3/1/39	13,300	13,881
San Antonio TX Electric & Gas Rev.	5.985%	2/1/39	10,035	10,570
Wisconsin Public Service Rev.	5.700%	5/1/26	23,025	22,072
Total Taxable Municipal Bonds (Cost $446,624)				428,197
Tax-Exempt Municipal Bonds (0.0%)
Dallas TX Area Rapid Transit Rev. (Cost $1,740)	5.999%	12/1/44	1,740	1,823
Temporary Cash Investments (0.4%)
Repurchase Agreements (0.4%)
Credit Suisse (USA) LLC
(Dated 7/31/09, Repurchase Value $18,600,000,
collateralized by Federal National Mortgage Assn.
4.000%-11.000%, 3/1/16-6/1/49)	0.220%	8/3/09	18,600	18,600
J. P. Morgan Securities Inc.
(Dated 7/31/09, Repurchase Value $11,300,000
collateralized by Federal National Mortgage Assn.
0.000%, 8/1/32-7/1/39)	0.210%	8/3/09	11,300	11,300
Total Temporary Cash Investments (Cost $29,900)				29,900
Total Investments (99.0%) (Cost $6,854,976)				7,140,874
Other Assets and Liabilities—Net (1.0%)				70,251
Net Assets (100%)				7,211,125

1 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.

2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2009, the aggregate value of these securities was $515,699,000, representing 7.2% of net assets.

3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

GO—General Obligation Bond.

53

Vanguard® High-Yield Corporate Fund

Schedule of Investments

July 31, 2009

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (2.8%)
U.S. Government Securities (2.8%)
	U.S. Treasury Note	4.875%	7/31/11	78,020	83,774
	U.S. Treasury Note	4.000%	11/15/12	69,315	74,340
	U.S. Treasury Note	4.250%	8/15/13	56,900	61,656
	U.S. Treasury Note	2.250%	5/31/14	75,000	74,238
Total U.S. Government and Agency Obligations (Cost $279,123)					294,008
Corporate Bonds (92.6%)
Finance (6.3%)
	Banking (4.4%)
	Bank America Capital II	8.000%	12/15/26	14,590	12,547
	Bank of America Capital Trust XI	6.625%	5/23/36	81,050	64,008
	Bank of America, NA	5.300%	3/15/17	103,605	93,751
	Capital One Capital V	10.250%	8/15/39	48,480	49,380
	Citigroup, Inc.	5.000%	9/15/14	58,050	52,003
	Citigroup, Inc.	5.500%	2/15/17	92,030	79,307
1	Citigroup, Inc.	8.300%	12/21/57	60,115	49,895
	Goldman Sachs Group, Inc.	6.750%	10/1/37	33,715	33,914
	NB Capital Trust IV	8.250%	4/15/27	24,250	20,916
	Finance Companies (1.2%)
2	CIT Group, Inc.	0.974%	8/17/09	3,860	2,972
	CIT Group, Inc.	4.125%	11/3/09	9,680	5,808
	CIT Group, Inc.	5.800%	7/28/11	9,710	5,341
	CIT Group, Inc.	7.625%	11/30/12	9,725	5,397
	CIT Group, Inc.	5.000%	2/13/14	15,190	8,203
	CIT Group, Inc.	5.125%	9/30/14	5,704	3,080
^	CIT Group, Inc.	5.000%	2/1/15	45,250	23,982
	CIT Group, Inc.	5.200%	6/1/15	30,300	20,225
^	CIT Group, Inc.	5.400%	1/30/16	20,000	10,400
	CIT Group, Inc.	5.850%	9/15/16	9,496	4,938
	CIT Group, Inc.	5.650%	2/13/17	26,940	14,009
3	GMAC LLC	8.000%	11/1/31	27,815	21,418
	Insurance (0.4%)
	Coventry Health Care Inc.	6.125%	1/15/15	2,920	2,566
	Provident Funding Mortgage Loan Trust	7.000%	7/15/18	31,750	26,157
	Unum Group	6.750%	12/15/28	20,560	13,260
	Unum Group	7.375%	6/15/32	6,295	3,873
	Other Finance (0.3%)
	Lender Process Services, Inc.	8.125%	7/1/16	30,335	30,866
					658,216

Industrial (75.3%)
	Basic Industry (9.6%)
	ArcelorMittal	6.500%	4/15/14	42,615	43,491

54

	Arch Western Finance	6.750%	7/1/13	80,530	77,712
3	Ashland Inc.	9.125%	6/1/17	24,880	26,248
2,4	Calpine Corp.	3.475%	3/29/14	57,502	51,177
	Cascades Inc.	7.250%	2/15/13	10,635	9,784
2	CIT Group Inc. Bank Loan	0.000%	1/18/12	23,540	23,540
2	First Data TLB-1 Bank Loan	0.000%	9/24/14	11,700	9,945
	Freeport-McMoRan Copper & Gold Inc.	8.250%	4/1/15	39,685	41,967
	Freeport-McMoRan Copper & Gold Inc.	8.375%	4/1/17	104,410	110,675
2	Freescale Semiconductor Inc Bank Loan	0.000%	12/1/13	8,660	6,322
2	Freescale Semiconductor Inc Bank Loan	2.059%	12/1/13	3,000	2,190
2	Freescale Semiconductor Inc Bank Loan	2.059%	12/1/13	3,700	2,701
2	Freescale Semiconductor Inc Bank Loan	2.059%	12/1/13	9,010	6,577
2	Freescale Semiconductor Inc Bank Loan	2.060%	12/1/13	15,805	11,538
2	Freescale Semiconductor Inc Bank Loan	2.060%	12/1/13	8,425	6,150
	Georgia-Pacific Corp.	8.125%	5/15/11	34,730	35,598
3	Georgia-Pacific Corp.	7.125%	1/15/17	78,040	75,309
	Georgia-Pacific Corp.	8.000%	1/15/24	19,405	17,271
	International Paper Co.	7.950%	6/15/18	39,550	42,324
	Methanex Corp.	8.750%	8/15/12	28,910	28,549
3	Mosaic Co.	7.625%	12/1/16	6,715	6,950
	Mosaic Global Holdings, Inc.	7.300%	1/15/28	22,500	20,194
	Neenah Paper Inc.	7.375%	11/15/14	28,380	19,866
	Novelis Inc.	7.250%	2/15/15	93,555	76,715
2	Rite Aid Bank Loan	9.500%	6/15/15	15,845	15,211
3	Teck Resources Ltd.	9.750%	5/15/14	19,455	21,595
3	Teck Resources Ltd.	10.750%	5/15/19	26,475	30,843
	Teck Resources Ltd.	6.125%	10/1/35	29,700	25,337
	US Steel Corp.	6.050%	6/1/17	14,185	13,119
	US Steel Corp.	7.000%	2/1/18	83,540	79,062
3	Vedanta Resources PLC	9.500%	7/18/18	70,390	64,972
	Capital Goods (4.2%)
	Alliant Techsystems Inc.	6.750%	4/1/16	25,410	24,076
	Ball Corp.	6.625%	3/15/18	18,800	17,860
	Case New Holland Inc.	7.125%	3/1/14	64,950	61,540
	Crown Americas Inc.	7.625%	11/15/13	16,740	17,075
	Crown Americas Inc.	7.750%	11/15/15	20,635	20,944
	L-3 Communications Corp.	7.625%	6/15/12	24,850	25,161
	L-3 Communications Corp.	6.125%	7/15/13	8,425	8,235
	L-3 Communications Corp.	6.375%	10/15/15	16,190	15,542
	Owens Corning, Inc.	6.500%	12/1/16	29,047	26,697
	Owens Corning, Inc.	9.000%	6/15/19	40,615	41,529
	Owens-Brockway Glass Container, Inc.	8.250%	5/15/13	2,915	3,002
3	Owens-Brockway Glass Container, Inc.	7.375%	5/15/16	3,385	3,360
	Textron Financial Corp.	5.125%	11/1/10	4,585	4,364
	Textron Financial Corp.	5.125%	2/3/11	14,565	13,682
	Textron Financial Corp.	5.400%	4/28/13	37,735	31,718
	TransDigm, Inc.	7.750%	7/15/14	9,680	9,511
	United Rentals NA Inc.	6.500%	2/15/12	92,250	88,791
3	United Rentals NA Inc.	10.875%	6/15/16	29,190	29,263
	Communication (18.8%)
5	CanWest Media Inc.	8.000%	9/15/12	73,909	36,954

55

6	CCO Holdings Capital Corp. LLC	8.750%	11/15/13	19,450	19,353
[2,3,7]	Charter Communications OPT LLC	10.000%	4/30/12	101,960	101,705
3,7	Charter Communications OPT LLC	10.375%	4/30/14	76,940	76,555
	Citizens Communications	9.250%	5/15/11	67,540	71,761
	Cricket Communications I	9.375%	11/1/14	60,380	61,437
	Cricket Communications I	10.000%	7/15/15	2,430	2,509
3	Cricket Communications I	7.750%	5/15/16	19,395	19,250
3	Crown Castle Holdings GS V LLC	7.750%	5/1/17	17,700	17,921
	CSC Holdings, Inc.	8.125%	8/15/09	19,355	19,343
	CSC Holdings, Inc.	7.625%	4/1/11	28,955	29,389
	CSC Holdings, Inc.	6.750%	4/15/12	24,195	24,135
3	CSC Holdings, Inc.	8.500%	4/15/14	21,905	22,562
	CSC Holdings, Inc.	7.875%	2/15/18	29,580	29,210
	CSC Holdings, Inc.	7.625%	7/15/18	79,045	77,859
3	CSC Holdings, Inc.	8.625%	2/15/19	10,520	10,783
	DirecTV Holdings LLC	6.375%	6/15/15	70,665	67,662
	DirecTV Holdings LLC	7.625%	5/15/16	38,895	39,478
	EchoStar DBS Corp.	6.375%	10/1/11	16,660	16,577
	Frontier Communications	8.250%	5/1/14	58,395	59,125
	GCI Inc.	7.250%	2/15/14	53,475	49,999
	Intelsat Corp.	9.250%	8/15/14	58,350	59,517
	Intelsat Jackson Holdings, Ltd.	9.500%	6/15/16	6,705	6,956
	Intelsat Ltd.	7.625%	4/15/12	33,950	31,871
	Intelsat Ltd.	6.500%	11/1/13	46,555	40,037
	Intelsat Subsidiary Holding Co. Ltd.	8.500%	1/15/13	61,265	61,878
3	Intelsat Subsidiary Holding Co. Ltd.	8.875%	1/15/15	18,095	18,276
	Interpublic Group of Cos.	6.250%	11/15/14	24,300	22,295
3	Interpublic Group of Cos.	10.000%	7/15/17	26,670	27,737
^	Lamar Media Corp.	7.250%	1/1/13	11,670	11,291
	Lamar Media Corp.	6.625%	8/15/15	18,680	16,438
	Liberty Media LLC	5.700%	5/15/13	85,150	76,848
	Liberty Media LLC	8.500%	7/15/29	9,730	7,006
	Liberty Media LLC	8.250%	2/1/30	44,115	31,542
	Mediacom Broadband LLC	8.500%	10/15/15	47,845	45,572
	Mediacom LLC/Mediacom Capital Corp.	9.500%	1/15/13	38,795	38,601
6	Medianews Group Inc.	6.875%	10/1/13	26,317	3
	MetroPCS Wireless Inc.	9.250%	11/1/14	68,110	70,324
3	MetroPCS Wireless Inc.	9.250%	11/1/14	23,170	23,923
1	Quebecor Media Inc.	7.750%	3/15/16	42,795	40,655
	Quebecor Media Inc.	7.750%	3/15/16	48,600	46,170
	Qwest Capital Funding, Inc.	7.900%	8/15/10	12,740	12,740
	Qwest Capital Funding, Inc.	7.250%	2/15/11	29,175	28,810
	Qwest Communications International Inc.	7.250%	2/15/11	6,810	6,793
	Qwest Communications International Inc.	8.875%	3/15/12	90,455	93,847
	Qwest Communications International Inc.	7.500%	2/15/14	24,000	23,400
	Qwest Communications International Inc.	7.500%	10/1/14	10,505	10,452
3	SBA Telecommunications	8.000%	8/15/16	11,105	11,161
3	SBA Telecommunications	8.250%	8/15/19	11,105	11,216
	Sprint Capital Corp.	7.625%	1/30/11	45,050	45,163
	Sprint Capital Corp.	6.900%	5/1/19	24,395	21,498
	Sprint Nextel Corp.	6.000%	12/1/16	31,700	27,619

56

	US West Communications Group	6.875%	9/15/33	27,265	21,130
	Videotron Ltee	9.125%	4/15/18	15,655	16,281
3	Videotron Ltee	9.125%	4/15/18	9,725	10,114
3	Wind Acquisition Finance S.A.	11.750%	7/15/17	51,425	54,896
	Windstream Corp.	8.125%	8/1/13	11,565	11,652
	Windstream Corp.	8.625%	8/1/16	18,090	18,407
	Windstream Corp.	7.000%	3/15/19	9,720	9,040
	Consumer Cyclical (12.4%)
	AMC Entertainment Inc.	8.000%	3/1/14	23,190	21,625
3	AMC Entertainment Inc.	8.750%	6/1/19	42,420	42,208
	Corrections Corp. of America	6.250%	3/15/13	12,065	11,869
	Corrections Corp. of America	6.750%	1/31/14	6,300	6,158
	Federated Retail Holding	5.350%	3/15/12	35,980	35,080
	Federated Retail Holding	5.900%	12/1/16	32,070	28,863
2,4	Ford Motor Credit Co.	3.290%	12/15/13	10,105	8,577
2,4	Ford Motor Credit Co.	3.510%	12/15/13	145,250	123,281
	Ford Motor Credit Co. LLC	7.375%	10/28/09	39,000	38,951
	Ford Motor Credit Co. LLC	7.000%	10/1/13	124,665	112,198
	Ford Motor Credit Co. LLC	8.000%	12/15/16	40,750	36,675
	Goodyear Tire & Rubber Co.	7.857%	8/15/11	6,805	6,805
	Goodyear Tire & Rubber Co.	8.625%	12/1/11	19,400	19,740
	Goodyear Tire & Rubber Co.	10.500%	5/15/16	9,690	10,465
	Host Hotels & Resorts LP	7.000%	8/15/12	21,395	21,181
	Host Hotels & Resorts LP	6.875%	11/1/14	41,280	38,390
	Host Hotels & Resorts LP	6.750%	6/1/16	7,790	7,245
	Host Marriott LP	7.125%	11/1/13	79,045	76,674
	Macy's Retail Holdings Inc.	7.450%	7/15/17	22,850	21,365
	Marquee Holdings Inc.	9.505%	8/15/14	38,405	31,684
	MGM Mirage, Inc.	8.500%	9/15/10	63,725	60,140
	MGM Mirage, Inc.	6.750%	9/1/12	34,305	26,158
3	MGM Mirage, Inc.	10.375%	5/15/14	16,470	17,685
3	MGM Mirage, Inc.	11.125%	11/15/17	18,780	20,658
1,3	Rite Aid Corp	9.750%	6/12/16	23,335	24,618
	Rite Aid Corp	10.375%	7/15/16	38,900	37,538
	Rite Aid Corp.	7.500%	3/1/17	22,610	19,247
	Royal Caribbean Cruises	11.875%	7/15/15	24,250	24,872
	Seneca Gaming Corp.	7.250%	5/1/12	28,640	26,062
	Service Corp. International	7.375%	10/1/14	15,605	15,254
	Service Corp. International	6.750%	4/1/16	25,283	23,576
	Service Corp. International	7.000%	6/15/17	43,665	40,608
	Service Corp. International	7.625%	10/1/18	35,040	33,638
	Tenneco Automotive Inc.	10.250%	7/15/13	24,697	24,944
3	TRW Automotive Inc.	7.000%	3/15/14	96,785	85,655
3	TRW Automotive Inc.	7.250%	3/15/17	44,280	38,524
^	Wynn Las Vegas LLC	6.625%	12/1/14	55,385	51,508
	Wynn Las Vegas LLC	6.625%	12/1/14	36,780	33,930
	Consumer Noncyclical (14.4%)
	Aramark Corp.	8.500%	2/1/15	90,735	91,642
	Bio-Rad Laboratories Inc.	7.500%	8/15/13	6,550	6,566
	Bio-Rad Laboratories Inc.	6.125%	12/15/14	10,295	9,729
3	Bio-Rad Laboratories Inc.	8.000%	9/15/16	12,800	12,992

57

	Biomet, Inc.	10.000%	10/15/17	56,740	60,570
	Biomet, Inc.	11.625%	10/15/17	16,995	18,482
	Community Health Systems	8.875%	7/15/15	120,105	124,008
	Constellation Brands Inc.	7.250%	9/1/16	65,188	63,558
	Constellation Brands Inc.	7.250%	5/15/17	26,605	26,006
2	Elan Financial PLC	4.883%	11/15/11	31,930	30,333
	Elan Financial PLC	7.750%	11/15/11	88,675	88,010
	Elan Financial PLC	8.875%	12/1/13	41,715	40,881
	HCA Inc.	5.750%	3/15/14	9,135	8,039
	HCA Inc.	6.375%	1/15/15	96,955	86,048
	HCA Inc.	6.500%	2/15/16	69,575	62,009
	HCA Inc.	9.250%	11/15/16	99,230	103,447
3	HCA Inc.	9.875%	2/15/17	37,945	40,127
3	HCA Inc.	8.500%	4/15/19	23,905	24,622
	HCA Inc.	7.690%	6/15/25	4,510	3,247
	Iasis Healthcare LLC	8.750%	6/15/14	19,450	19,207
	Omnicare, Inc.	6.125%	6/1/13	6,565	6,073
	Omnicare, Inc.	6.750%	12/15/13	18,335	16,960
	Omnicare, Inc.	6.875%	12/15/15	15,615	14,600
	Reynolds American, Inc.	7.250%	6/1/13	21,600	21,816
	Reynolds American, Inc.	7.300%	7/15/15	36,460	35,913
^	Smithfield Foods, Inc.	8.000%	10/15/09	11,735	11,794
	Smithfield Foods, Inc.	7.000%	8/1/11	26,650	25,318
3	Smithfield Foods, Inc.	10.000%	7/15/14	21,090	21,986
	Smithfield Foods, Inc.	7.750%	7/1/17	63,120	47,182
	SUPERVALU Inc.	7.500%	5/15/12	14,365	14,491
	SUPERVALU Inc.	7.500%	11/15/14	39,355	38,470
	SUPERVALU Inc.	8.000%	5/1/16	13,605	13,503
	Tenet Healthcare Corp.	7.375%	2/1/13	13,755	13,205
	Tenet Healthcare Corp.	9.250%	2/1/15	11,445	11,273
3	Tenet Healthcare Corp.	9.000%	5/1/15	43,890	46,523
3	Tenet Healthcare Corp.	10.000%	5/1/18	19,525	21,380
3	Tenet Healthcare Corp.	8.875%	7/1/19	63,575	67,389
	Tyson Foods, Inc.	8.250%	10/1/11	20,470	21,104
3	Tyson Foods, Inc.	10.500%	3/1/14	27,910	31,054
	Tyson Foods, Inc.	7.850%	4/1/16	47,695	47,993
	Ventas Realty LP/Capital Corp.	6.625%	10/15/14	24,485	23,506
	Ventas Realty LP/Capital Corp.	7.125%	6/1/15	16,405	16,036
	Ventas Realty LP/Capital Corp.	6.500%	6/1/16	17,655	16,772
	Energy (10.5%)
3	Arch Coal Inc.	8.750%	8/1/16	14,090	14,266
	Chesapeake Energy Corp.	9.500%	2/15/15	15,900	16,894
	Chesapeake Energy Corp.	6.625%	1/15/16	48,625	45,464
	Chesapeake Energy Corp.	6.875%	1/15/16	39,920	37,724
	Chesapeake Energy Corp.	6.500%	8/15/17	72,645	65,925
	Chesapeake Energy Corp.	6.250%	1/15/18	45,220	39,681
	Encore Acquisition Co.	6.250%	4/15/14	5,010	4,478
	Encore Acquisition Co.	6.000%	7/15/15	17,645	15,263
	Encore Acquisition Co.	9.500%	5/1/16	17,845	18,336
	Forest Oil Corp.	8.000%	12/15/11	14,400	14,688
	Forest Oil Corp.	7.750%	5/1/14	11,805	11,510

58

	Forest Oil Corp.	7.250%	6/15/19	31,115	29,559
	Hornbeck Offshore Services	6.125%	12/1/14	36,695	34,218
	Newfield Exploration Co.	6.625%	4/15/16	23,985	22,726
	Newfield Exploration Co.	7.125%	5/15/18	56,260	54,432
	Peabody Energy Corp.	6.875%	3/15/13	35,550	35,728
	Peabody Energy Corp.	7.375%	11/1/16	69,675	69,849
	Peabody Energy Corp.	7.875%	11/1/26	47,685	43,632
	Petrohawk Energy Corp.	9.125%	7/15/13	13,465	14,037
3	Petrohawk Energy Corp.	10.500%	8/1/14	32,320	34,663
	Petrohawk Energy Corp.	7.875%	6/1/15	27,920	27,013
3	Petroplus Finance Ltd.	6.750%	5/1/14	47,800	41,825
3	Petroplus Finance Ltd.	7.000%	5/1/17	42,225	35,891
	Pioneer Natural Resources Co.	5.875%	7/15/16	35,730	31,607
	Pioneer Natural Resources Co.	6.650%	3/15/17	68,845	62,241
	Pioneer Natural Resources Co.	6.875%	5/1/18	38,405	34,872
	Pioneer Natural Resources Co.	7.200%	1/15/28	12,855	10,162
	Plains Exploration & Production Co.	7.750%	6/15/15	9,715	9,642
	Plains Exploration & Production Co.	7.000%	3/15/17	15,685	14,744
	Plains Exploration & Production Co.	7.625%	6/1/18	17,780	17,336
	Pride International Inc.	7.375%	7/15/14	50,760	52,410
	Range Resources Corp.	7.500%	10/1/17	19,450	19,255
3	Sandridge Energy Inc.	9.875%	5/15/16	6,745	6,812
3	Sandridge Energy Inc.	8.000%	6/1/18	36,345	33,256
3	Southwestern Energy Co.	7.500%	2/1/18	44,155	43,934
	Whiting Petroleum Corp.	7.250%	5/1/12	17,725	17,769
	Whiting Petroleum Corp.	7.250%	5/1/13	19,910	19,910
	Whiting Petroleum Corp.	7.000%	2/1/14	2,635	2,582
	Other Industrial (0.7%)
	RBS Global & Rexnord Corp.	9.500%	8/1/14	31,150	27,178
	UCAR Finance, Inc.	10.250%	2/15/12	1,159	1,119
	Virgin Media Finance PLC	9.500%	8/15/16	43,375	44,568
	Technology (2.8%)
	Affiliated Computer Services	5.200%	6/1/15	39,725	33,865
	Flextronics International Ltd.	6.500%	5/15/13	8,842	8,488
	Flextronics International Ltd.	6.250%	11/15/14	30,975	29,039
	Freescale Semiconductor	8.875%	12/15/14	64,180	42,680
	Iron Mountain, Inc.	8.000%	6/15/20	7,775	7,600
	Seagate Technology HDD Holdings	6.375%	10/1/11	18,625	18,346
	Seagate Technology HDD Holdings	6.800%	10/1/16	23,335	22,098
3	Seagate Technology International	10.000%	5/1/14	48,540	52,909
	Sensata Technologies	8.000%	5/1/14	14,520	8,657
	SunGard Data Systems, Inc.	9.125%	8/15/13	68,250	69,615
	Transportation (1.9%)
2	Avis Budget Car Rental	3.383%	5/15/14	8,045	5,370
^	Avis Budget Car Rental	7.625%	5/15/14	37,785	29,283
	Avis Budget Car Rental	7.750%	5/15/16	26,250	19,556
1	Continental Airlines, Inc.	9.798%	4/1/21	31,145	20,400
	Continental Airlines, Inc.	6.903%	4/19/22	20,905	14,111
	Hertz Corp.	8.875%	1/1/14	78,785	75,831
	Hertz Corp.	10.500%	1/1/16	32,355	30,980
					7,883,548

59

Utilities (11.0%)
	Electric (8.6%)
3	AES Corp.	8.750%	5/15/13	19,789	20,185
	AES Corp.	7.750%	10/15/15	49,640	48,151
	AES Corp.	8.000%	10/15/17	18,905	18,527
	AES Corp.	8.000%	6/1/20	19,980	19,081
	Aquila Inc.	11.875%	7/1/12	4,815	5,428
	Dynegy Inc.	8.375%	5/1/16	75,465	66,032
	Dynegy Inc.	7.750%	6/1/19	59,450	47,560
	Edison Mission Energy	7.500%	6/15/13	11,865	10,797
	Edison Mission Energy	7.000%	5/15/17	39,385	31,311
	Edison Mission Energy	7.200%	5/15/19	38,080	28,750
	Energy Future Holdings Corp.	5.550%	11/15/14	64,890	48,019
	Energy Future Holdings Corp.	6.500%	11/15/24	77,300	44,061
	Energy Future Holdings Corp.	6.550%	11/15/34	66,345	35,826
3	Intergen NV	9.000%	6/30/17	57,635	56,194
3	IPALCO Enterprises, Inc.	7.250%	4/1/16	11,985	11,775
	Mirant North America LLC	7.375%	12/31/13	69,140	68,276
	NRG Energy, Inc.	7.250%	2/1/14	30,145	29,617
	NRG Energy, Inc.	7.375%	2/1/16	94,705	91,627
	NRG Energy, Inc.	7.375%	1/15/17	69,725	67,459
	Reliant Energy, Inc.	6.750%	12/15/14	63,328	62,695
	Reliant Energy, Inc.	7.875%	6/15/17	24,850	22,924
	Texas Competitive Electric Holdings Co. LLC	10.250%	11/1/15	87,525	68,051
	Natural Gas (2.3%)
	El Paso Corp.	12.000%	12/12/13	16,685	18,937
	El Paso Corp.	7.000%	6/15/17	21,395	20,379
	El Paso Corp.	7.250%	6/1/18	66,150	62,677
	Kinder Morgan Finance Co.	5.350%	1/5/11	4,820	4,832
	Kinder Morgan Finance Co.	5.700%	1/5/16	19,450	17,554
	Knight, Inc.	6.500%	9/1/12	9,630	9,726
	Suburban Propane Partners	6.875%	12/15/13	23,690	22,565
	Williams Cos., Inc.	8.125%	3/15/12	28,775	30,789
	Williams Cos., Inc.	7.500%	1/15/31	26,750	26,549
	Williams Partners LP / Finance Corp.	7.500%	6/15/11	16,660	17,160
	Williams Partners LP / Finance Corp.	7.250%	2/1/17	13,625	13,353
	Other Utility (0.1%)
	Jabil Circuit Inc.	7.750%	7/15/16	8,095	7,783
					1,154,650
Total Corporate Bonds (Cost $9,927,835)					9,696,414
Sovereign Bonds (U.S. Dollar-Denominated) (0.3%)
3	Fresenius US Finance II (Cost $26,620)	9.000%	7/15/15	28,475	30,611
Temporary Cash Investments (4.3%)
Repurchase Agreement (3.7%)
	J.P. Morgan Securities Inc.
	(Dated 7/31/09, Repurchase Value $381,307,000,
	collateralized by Federal National Mortgage Assn.
	0.000%, 10/1/18-7/1/46)	0.210%	8/3/09	381,300	381,300

				Shares
Money Market Fund (0.6%)
8,9	Vanguard Market Liquidity Fund	0.335%		65,835,160	65,835

60

Total Temporary Cash Investments (Cost $447,135)	447,135
Total Investments (100.0%) (Cost $10,680,713)	10,468,168
Other Assets and Liabilities—Net (0.0%)[9]	(3,540)
Net Assets (100%)	10,464,628

^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $63,573,000.

1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

2 Adjustable-rate security.

3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2009, the aggregate value of these securities was $1,563,799,000, representing 14.9% of net assets.

4 Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At July 31, 2009, the aggregate value of these securities was $183,035,000, representing 1.7% of net assets.

5 Non-income-producing. Security failed to make scheduled interest payment in March. Issuer received extension from creditors.

6 Non-income-producing security--security in default.

7 Issuer has filed for bankruptcy; however, no interest payments have been missed.

8 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

9 Includes $65,835,000 of collateral received for securities on loan.

61

© 2009 Vanguard Group. Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA392 092009

62

Item 2: Not Applicable.

Item 3: Not Applicable.

Item 4: Not Applicable.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FIXED INCOME SECURITIES FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: September 18, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FIXED INCOME SECURITIES FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: September 18, 2009

VANGUARD FIXED INCOME SECURITIES FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: September 18, 2009

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on July 24, 2009, see file Number

2-88373, Incorporated by Reference.